UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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INTERCONTINENTAL EXCHANGE, INC.

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Intercontinental Exchange, Inc.

Notice of 2022 Annual Meeting and Proxy Statement

March 25, 2022

Dear Stockholder:

On behalf of the Board of Directors and the management of Intercontinental Exchange, Inc., I am pleased to invite you to the 2022 Annual Meeting of Stockholders. The Annual Meeting will be held via webcast on Friday, May 13, 2022 at 8:30 a.m., Eastern time. There will be no in-person meeting. We believe that in light of the evolving global coronavirus (COVID-19) pandemic and the success of our virtual meeting last year, conducting a virtual meeting will help ensure continued health and safety of our stockholders, employees and other meeting attendees while still allowing wide participation among our stockholders. Stockholders will be able to listen, vote, and submit questions from any remote location with Internet connectivity. Online check-in will begin at 8:15 a.m. Eastern time, and you should allow ample time for the check-in procedures. Information on how to participate in this year’s virtual meeting can be found on page 76.

The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be conducted at the Annual Meeting. Our senior officers, as well as representatives from our independent registered public accounting firm, will be available at the virtual meeting to respond to appropriate questions from stockholders.

Again this year, we are delivering proxy materials for the Annual Meeting under the Securities and Exchange Commission’s “Notice and Access” rules. These rules permit us to furnish proxy materials, including the attached Notice of Annual Meeting, Proxy Statement and our 2021 Annual Report, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. The rules also allow us to help the environment by reducing the consumption of paper, energy and other natural resources and to lower our printing and distribution expenses. Our stockholders will receive a Notice of Internet Availability of Proxy Materials (the “Notice”), which provides instructions on how to access and review all of our proxy materials on the Internet. Our stockholders will not receive printed copies unless they request them. The Notice also explains how you may submit your proxy on the Internet.

Whether or not you plan to participate in the virtual meeting, please complete, sign, date and return your proxy card or vote telephonically or electronically using the telephone and Internet voting procedures described on the proxy card at your earliest convenience.

Sincerely,

Jeffrey C. Sprecher Chair and Chief Executive Officer Intercontinental Exchange, Inc. | ICE

INTERCONTINENTAL EXCHANGE, INC.    •    5660 NEW NORTHSIDE DRIVE, THIRD FLOOR    •     ATLANTA, GEORGIA 30328

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

www.virtualshareholdermeeting.com/ICE2022

Friday, May 13, 2022 8:30 a.m., Eastern time

The Board of Directors has fixed the close of business on March 15, 2022 as the record date for determining the stockholders entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

The webcast of the virtual meeting will be accessible by the public. To vote and submit questions at the virtual annual meeting, stockholders of record will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, your proxy card or on the instructions that accompanied your proxy materials. If you hold your shares of common stock through a broker or nominee, you will need to obtain your control number from your broker in order to vote and submit questions at the virtual meeting. For detailed instructions, please refer to page 76 in this Proxy Statement.

A list of stockholders entitled to vote at the 2022 Annual Meeting of Stockholders will be available for inspection upon request of any stockholder for any purpose germane to the meeting at our principal executive offices, located at 5660 New Northside Drive, Third Floor, Atlanta, Georgia 30328, during the ten days prior to the meeting, during ordinary business hours, and on the web portal during the virtual meeting.

By Order of the Board of Directors,

Andrew J. Surdykowski

General Counsel

Intercontinental Exchange, Inc. | ICE

Atlanta, Georgia

March 25, 2022

Agenda:

NOTICE HEREBY IS GIVEN that the 2022 Annual Meeting of Stockholders of Intercontinental Exchange, Inc. will be held via webcast only on Friday, May 13, 2022 at 8:30 a.m., Eastern time, for the purposes of considering and voting upon:

1.  The election of ten directors to serve until the 2023 Annual Meeting of Stockholders;

2.  An advisory resolution to approve our executive compensation;

3.  The approval of the Intercontinental Exchange, Inc. 2022 Omnibus Employee Incentive Plan;

4.  The approval of the Intercontinental Exchange, Inc. 2022 Omnibus Non-Employee Director Incentive Plan;

5.  The approval of the adoption of amendments to our current Certificate of Incorporation to eliminate supermajority voting provisions;

6.  The approval of the adoption of amendments to our current Certificate of Incorporation to lower the special meeting ownership threshold to 20%;

7.  The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022;

8.  A stockholder proposal regarding special stockholder meeting improvement, if properly presented at the Annual Meeting; and

9.  Such other business as properly may come before the Annual Meeting or any adjournments or postponements thereof. The Board of Directors is not aware of any other business to be presented to a vote of the stockholders at the Annual Meeting.

How to Vote:

phone	internet	mail

WHETHER OR NOT YOU EXPECT TO PARTICIPATE, PLEASE SUBMIT YOUR PROXY WITH VOTING INSTRUCTIONS. YOU MAY VOTE BY TELEPHONE OR INTERNET (BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD) OR BY MAIL IF YOU RECEIVE A PRINTED PROXY CARD.

Important Notice Regarding the Availability of Proxy Materials

for the Stockholder Meeting to be Held on May 13, 2022

We are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders rather than mailing a full paper set of the materials. The Notice contains instructions on how to access our proxy materials on the Internet and how to vote, as well as instructions on obtaining a paper copy of the proxy materials.

For additional information, see Additional Information – Voting Instructions and

Frequently Asked Questions below.

To Vote by Internet and to Receive Materials Electronically

Read the Proxy Statement.

Go to the website that appears on your proxy card: www.proxyvote.com.

Enter the control number found on the front of your proxy card and follow the simple instructions. Choose to receive an e-mail notice when proxy statements and annual reports are available for viewing over the Internet. You will cut down on bulky paper mailings, help the environment, and lower expenses paid by Intercontinental Exchange, Inc.

2022 Proxy Statement  INTERCONTINENTAL EXCHANGE  i

Page

PROPOSALS RELATING TO APPROVAL OF EQUITY COMPENSATION PLANS	51
PROPOSAL 3 — APPROVAL OF THE INTERCONTINENTAL EXCHANGE, INC. 2022 OMNIBUS EMPLOYEE INCENTIVE PLAN	51
Summary of the 2022 Employee Plan	53
Overview	53
Administration	53
Eligibility	53
ICE Common Stock Available for Awards under the Plan	53
Type of Awards	54
Change in Control	55
Performance Awards	55
U.S. Federal Income Tax Implications of Awards	55
Transfer Restrictions	56
Clawback/Recoupment	56
Amendment and Termination	57
New Plan Benefits	57
Directors’ Recommendation	57
Equity Compensation Plan Information	58
PROPOSAL 4 — APPROVAL OF THE INTERCONTINENTAL EXCHANGE, INC. 2022 OMNIBUS NON-EMPLOYEE DIRECTOR INCENTIVE PLAN	59
Summary of the 2022 Director Plan	59
Administration	59
Eligibility	59
ICE Common Stock Available for Awards under the Plan	59
Individual Limitation on Compensation to Non-Employee Directors	60
Type of Awards	60
Change in Control	60
U.S. Federal Income Tax Implications of Awards	60
New Plan Benefits	60
Directors’ Recommendation	60

PROPOSALS RELATING TO AMENDMENTS TO OUR CURRENT CERTIFICATE OF INCORPORATION	61
PROPOSAL 5 — APPROVAL OF THE ADOPTION OF AMENDMENTS TO OUR CURRENT CERTIFICATE OF INCORPORATION TO ELIMINATE SUPERMAJORITY VOTING PROVISIONS	61
General	61
Review and Approval by the SEC	62
Vote Required	62
Directors’ Recommendation	62
PROPOSAL 6 — APPROVAL OF THE ADOPTION OF AMENDMENTS TO OUR CURRENT CERTIFICATE OF INCORPORATION TO LOWER THE SPECIAL MEETING OWNERSHIP THRESHOLD TO 20%	63
General	63
Review and Approval by the SEC	64
Vote Required	65
Directors’ Recommendation	65

AUDIT MATTERS	66
AUDIT COMMITTEE REPORT	66
PROPOSAL 7 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022	68
INFORMATION ABOUT OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND SERVICES	68
Audit and Non-Audit Fees	68
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm	68

OTHER PROPOSALS FOR YOUR CONSIDERATION	69
PROPOSAL 8 — STOCKHOLDER PROPOSAL REGARDING SPECIAL STOCKHOLDER MEETING IMPROVEMENT	69
Statement by the Proponent Supporting the Stockholder Proposal	69
Statement by Our Board of Directors Against the Stockholder Proposal	70
Directors’ Recommendation	71

ADDITIONAL INFORMATION	72
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	72
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	73
Related Party Transactions Approval Policy	73
Relationships with Our Stockholders	74
DELINQUENT SECTION 16(A) REPORTS	75
INSTRUCTIONS FOR ATTENDING THE VIRTUAL ANNUAL MEETING	76

ii  INTERCONTINENTAL EXCHANGE  2022 Proxy Statement

2022 Proxy Statement  INTERCONTINENTAL EXCHANGE  iii

INTRODUCTION

This Proxy Statement is furnished to the stockholders of Intercontinental Exchange, Inc. in connection with the solicitation of proxies by our Board of Directors (the “Board of Directors” or the “Board”) to be voted at the 2022 Annual Meeting of Stockholders and at any adjournments or postponements thereof (the “Annual Meeting”). The Annual Meeting will be held via webcast on Friday, May 13, 2022 at 8:30 a.m., Eastern time. There will be no physical location for stockholders to attend the Annual Meeting. Stockholders may only participate online. If you plan to participate in the virtual meeting, please see the instructions on page 76 of this Proxy Statement. Stockholders will be able to listen, vote, and submit questions from any location that has Internet connectivity. The approximate date on which this Proxy Statement and form of proxy card are first being sent or given to stockholders is March 25, 2022.

When used in this Proxy Statement, the terms “we,” “us,” “our,” “Intercontinental Exchange,” “ICE” and the “Company” refer to Intercontinental Exchange, Inc.

EXECUTIVE SUMMARY

This summary highlights certain information contained elsewhere in our Proxy Statement. You should read our entire Proxy Statement carefully before casting your vote.

Matters to be Voted on at Our Annual Meeting

Matters to be Voted on at Our Annual Meeting	Board Recommendation	Vote Required	For more detail, see page:
1. Election Of Directors	FOR each Director	Majority of votes cast	5
2. Advisory Resolution To Approve Executive Compensation	FOR	Majority of votes cast	21
3. Approval Of The Intercontinental Exchange, Inc. 2022 Omnibus Employee Incentive Plan	FOR	Majority of votes cast	51
4. Approval Of The Intercontinental Exchange, Inc. 2022 Omnibus Non-Employee Director Incentive Plan	FOR	Majority of votes cast	59
5. Approval Of The Adoption Of Amendments To Our Current Certificate Of Incorporation To Eliminate Supermajority Voting Provisions	FOR	Holders of not less than 66 2/3% of the outstanding shares of Common Stock entitled to vote thereon	61
6. Approval Of The Adoption Of Amendments To Our Current Certificate Of Incorporation To Lower The Special Meeting Ownership Threshold To 20%	FOR	Holders of not less than a majority of the outstanding shares of Common Stock entitled to vote thereon	63
7. Ratification Of Ernst & Young LLP As Our Independent Registered Public Accounting Firm	FOR	Majority of votes cast	68
8. Stockholder Proposal Regarding Special Stockholder Meeting Improvement	AGAINST	Majority of votes cast	69

Record Date for Voting and Shares Outstanding

We had 560,435,917 shares of our common stock, par value $0.01 per share (the “Common Stock”), outstanding as of March 15, 2022, the record date for determining holders of our Common Stock entitled to vote at the Annual Meeting.

2022 Proxy Statement  INTERCONTINENTAL EXCHANGE  1

Corporate Governance Developments and Highlights

The current directors that are nominated for re-election will serve a one-year term expiring at the 2023 Annual Meeting of Stockholders. Our Board of Directors, upon the recommendation of our Nominating & Corporate Governance Committee, has determined that nine of our ten director nominees are independent under the listing standards of the New York Stock Exchange LLC (“NYSE”) and the governance guidelines and independence policy adopted by our Board of Directors.

Our Board of Directors is led by Mr. Jeffrey C. Sprecher, who serves as Chair of our Board of Directors, and Mr. Frederic V. Salerno, who currently serves as lead independent director. Mr. Salerno has served as the lead independent director of our Board of Directors since 2008. Mr. Salerno will not be standing for re-election at the Annual Meeting and as a result, in March 2022, the Board of Directors elected Mr. Thomas E. Noonan to succeed Mr. Salerno as lead independent director effective May 12, 2022. The lead independent director presides at all executive sessions of the non-management directors and helps set the agenda for our Board of Directors meetings.

There have been several important developments regarding the composition of our Board of Directors and governance matters.

•   The Board of Directors has nominated ten director nominees. The Board of Directors believes that the ten director nominees collectively have the expertise and diversity of experience to effectively oversee and guide our business.

•   In continuation of its board refreshment efforts, in March 2022, the Board of Directors voted to increase the size of the Board to thirteen and added Ms. Martha A. Tirinnanzi as a member of the Board. This new director enhances the skill sets of the Board by adding additional knowledge of the derivatives markets and related businesses and audit, risk and governance experience across financial and mortgage industries while also improving our diversity.

•   Mr. Charles R. Crisp, who joined the Board of Directors in 2002, Mr. Salerno, who joined the Board of Directors in 2002 and Mr. Vincent Tese, who joined the Board of Directors in 2004, will not be standing for re-election at the Annual Meeting. The Board of Directors thanks Messrs. Crisp, Salerno and Tese for their invaluable service to ICE and its subsidiaries and plans to reduce the board size to ten directors after the Annual Meeting. We believe these changes to the composition of our Board are important for our ongoing board refreshment efforts.

2  INTERCONTINENTAL EXCHANGE  2022 Proxy Statement

•	In the last few years, we added further skill sets and diversity to our Board of Directors in connection with the following appointments:

•	Caroline Silver, who joined our Board of Directors in August 2020, brings experience in international investment banking, mergers and acquisitions, risk and technology.

•	Shantella Cooper, who joined our Board of Directors in December 2020, brings experience in business operations and transformation, cybersecurity and risk, human resources and economic development.

•	Mark Mulhern, who joined our Board of Directors in December 2020, brings experience in financial leadership, energy and real estate.

•

Martha Tirinnanzi, who joined our Board of Directors in March 2022, brings experience in derivatives markets and related businesses and audit, risk and governance expertise across financial and mortgage industries.

•

Consistent with our commitment to developing a Board with diverse viewpoints, backgrounds, skills and experiences, since 2017 we have added six female directors to the Board. One of the directors, Ms. Cairns, did not stand for re-election in 2019 due to a business conflict, and we subsequently appointed new female directors to the Board of Directors in August 2020, December 2020 and March 2022. In addition, three out of ten of our director nominees identify as persons of color.

•

Since the beginning of the COVID-19 pandemic, our directors have overseen the Company’s response to COVID-19 and received periodic reports from our senior management team. Our Board of Directors and management team have also successfully on-boarded four new directors during a virtual working environment. In addition to meetings with current directors, the new directors added in 2020 and 2022 received robust induction meetings from the Company’s business leaders and from our legal, finance, investor relations and tax teams.

•

Five out of ten director nominees have a tenure of less than five years; these directors bring fresh perspectives that are balanced by the institutional knowledge of longer-tenured members of our Board.

•

From time-to-time, the Nominating & Corporate Governance Committee engages a third-party recruiting firm to help us in our search for diverse board candidates with particular skill sets that we deem important. We used a third-party recruiting firm in the search that identified Ms. Silver in 2020.

Highlights of Our 2021 Performance

ICE continued to deliver strong annual operating results as evidenced by the following 2021 performance highlights:

•	Sixteenth consecutive year of record revenues, including record financial results each year as a public company;

•	2021 net revenues of $7.1 billion; 2021 GAAP diluted earnings per share (“EPS”) of $7.18 and 2021 adjusted diluted EPS of $5.15, up 17% year-over-year;[1]

•	Record 2021 operating income of $3.4 billion and record adjusted operating income of $4.2 billion, up 18% year-over-year; [1]

•	Record annual operating cash flow of $3.1 billion, and record free cash flow of over $2.8 billion, up 17% year-over-year; [1]

•	Paid down $2.6 billion of debt and reached our target leverage of 3.0x gross debt to adjusted EBITDA nearly a year ahead of schedule after our acquisition of Ellie Mae in 2020; [1,2]

•	Returned nearly $1 billion to stockholders through dividends and share repurchases in 2021, and increased first quarter 2022 quarterly dividend by 15% relative to 2021;

•	Three-year total stockholder return (“TSR”) of 88% (based on stock price increase from $75.33 on December 31, 2018 to $136.77 on December 31, 2021, plus quarterly dividend payments); and

•	Expanded and strengthened markets served and range of data, technology and risk management services through organic growth and strategic acquisitions and investments.

[1]

Net revenue figures represent total revenues less transaction-based expenses. Adjusted diluted EPS, adjusted operating income, free cash flow and adjusted EBITDA are non-generally accepted accounting principle (“GAAP”) metrics. Please refer to the section titled “Non-GAAP Measures” in ICE’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 3, 2022, and our earnings supplement at www.ir.theice.com, for the equivalent GAAP term and reconciliation to the GAAP term.

[2]	EBITDA is “earnings before interest and other non-operating income and expense, taxes, depreciation and amortization,” which is a non-GAAP financial measure.

2022 Proxy Statement  INTERCONTINENTAL EXCHANGE  3

Compensation Developments and Highlights

We continue to maintain a well-balanced and performance-based executive compensation program, including:

•	More than 89% of named executive officer (“NEO”) targeted compensation delivered through variable, performance-based compensation programs;

•	More than 67% of NEO targeted compensation delivered through equity compensation programs;

•	Continued emphasis on shifting toward multi-year performance measures within equity compensation programs;

•	Annual cash bonus opportunity and performance stock units (“PSUs”) capped at 200% of the established target opportunity;

•	Mandatory and competitive stock ownership requirements;

•	A robust compensation clawback policy;

•	Anti-hedging and anti-pledging policy requirements;

•	Change in control protection that requires a “double-trigger” (i.e., there must be a change in control and a termination of the executive’s employment) for payment to be provided; and

•	No “golden parachute” excise tax gross-up provisions in employment agreements with our NEOs.

In February 2022, our Compensation Committee approved payouts for our annual bonus and PSU awards. Our annual bonuses for 2021 performance were paid at 108% of target for our NEOs. The performance achievement for the PSUs granted in February 2021 that are subject to a one-year EBITDA3 performance measure (the “EBITDA-based PSUs”) was 106.5% of target because our 2021 EBITDA growth exceeded our pre-established targets which resulted in our executives, including our NEOs, earning 140% of target shares granted. Because ICE’s 2021 EBITDA performance was above target, the award was subject to a reduction based on ICE’s 2021 TSR relative to that of the S&P 500. ICE’s TSR performance was below that of the S&P 500 by more than 10% and after the applicable reduction was applied each NEO earned 140% of EBITDA-based PSUs (down from 150% before the reduction). ICE had historically used a one-year EBITDA performance measure for the PSU plan. Beginning in 2017, we introduced a PSU that is tied to our three-year TSR performance against the S&P 500 (the “TSR-based PSUs”) to introduce a longer-term measure in our performance-based stock awards. The third of such awards (the TSR-based PSUs granted in 2019) vested in February 2022 at 137% of target, given our performance at the 59th percentile of the S&P 500. In 2021, we increased the portion of our NEOs’ long-term incentive compensation delivered in the form of three-year TSR-based PSUs from 30% to 40% of the total equity award and decreased the portion delivered in the form of EBITDA-based PSUs from 50% to 40% of the total equity award. Each of these items is discussed in more detail below in Compensation Matters — Compensation Discussion & Analysis.

We believe that our mix of cash/non-cash and short-term/long-term incentives provides an appropriate balance between our longer-term business objectives and shorter-term retention and competitive needs. We also believe that providing the majority of our NEOs’ compensation in the form of long-term equity awards, when combined with our clawback policy and stock ownership requirements, both of which are described below, has the additional benefit of discouraging employees from taking inappropriate risks.

You should review Compensation Matters — Compensation Discussion & Analysis and Compensation Matters — Executive Compensation below and the compensation-related tables for a complete understanding of our compensation program, including a detailed review of the philosophy, process, considerations and analysis involved in the determination of compensation granted or paid to our NEOs.

[3]

EBITDA serves as a performance target for ICE. For information on the calculation of EBITDA, please see Compensation Matters — Compensation Discussion & Analysis — 2021 Executive Compensation — Equity Compensation below.

4  INTERCONTINENTAL EXCHANGE  2022 Proxy Statement

CORPORATE GOVERNANCE

PROPOSAL 1 — ELECTION OF DIRECTORS

Board of Directors

Under our current Amended and Restated Certificate of Incorporation and our current Amended and Restated Bylaws, our Board of Directors sets the number of directors who may serve on the Board of Directors through resolutions adopted by a majority of the directors then in office. The size of our Board of Directors is currently set at thirteen directors and presently consists of thirteen directors. We have nominated ten of our current thirteen directors for re-election at the Annual Meeting and plan to reduce our board size to ten directors after the Annual Meeting due to Messrs. Crisp, Salerno and Tese not standing for re-election. All of our nominees, if elected, will serve for a one-year term expiring at the 2023 Annual Meeting of Stockholders. Each director will hold office until his or her successor is duly elected and qualified or until the director’s earlier resignation or removal.

Each of our directors is elected by majority vote in an uncontested election. A director who fails to receive a majority of “FOR” votes cast by stockholders entitled to vote will be required to tender his or her resignation to our Board of Directors. Our Nominating & Corporate Governance Committee will then act on an expedited basis to determine whether to accept the director’s resignation and will submit such recommendation for prompt consideration by our Board of Directors. Our Board of Directors expects the director whose resignation is under consideration to abstain from participating in any decision regarding that resignation. Our Board of Directors and our Nominating & Corporate Governance Committee may consider any factors they deem relevant in deciding whether to accept a director’s resignation.

Nominees for Election as Directors at the 2022 Annual Meeting

On the recommendation of the Nominating & Corporate Governance Committee, our Board of Directors has nominated the persons named below for election as directors at the Annual Meeting, each to serve for a one-year term expiring at the 2023 Annual Meeting of Stockholders. All of the nominees currently are members of the Board of Directors. Our Board of Directors, upon the recommendation of our Nominating & Corporate Governance Committee, has determined that each of our non-employee directors is independent in accordance with NYSE listing standards and our Board of Directors Governance Guidelines as described below under Corporate Governance — Structure and Role of Our Board — Independent Non-Employee Directors.

Each of the nominees has confirmed that he or she expects to be able to continue to serve as a director until the end of his or her term. If, however, at the time of the Annual Meeting, any of the nominees named below is not available to serve as a director (an event which the Board of Directors does not anticipate), all the proxies granted to vote in favor of such director’s election will be voted for the election of such other person or persons, if any, recommended by the Nominating & Corporate Governance Committee and approved by the Board of Directors. Proxies cannot be voted for a greater number of directors than the ten nominees named in this Proxy Statement. For a discussion of our policy regarding qualification and nomination of director candidates, see Corporate Governance — Structure and Role of Our Board — Nomination of Directors below.

2022 Proxy Statement  INTERCONTINENTAL EXCHANGE  5

CORPORATE GOVERNANCE

Set forth below are the nominees’ names, biographical information, age, summary of qualifications, whether the director is considered independent, the year in which each director joined our Board of Directors and the board committees of the Company on which the director currently serves:

Name	Biographical Information
Hon. Sharon Y. Bowen Age: 65 Independent Director since 2017

Ms. Bowen served as a Commissioner of the United States (the “U.S.”) Commodity Futures Trading Commission (the “CFTC”) from 2014 to 2017. During that time, she was a sponsor of the CFTC Market Risk Advisory Committee. Ms. Bowen was previously confirmed by the U.S. Senate and appointed by President Barack Obama on February 12, 2010 to serve as Vice Chair of the Securities Investor Protection Corporation (the “SIPC”). She assumed the role of Acting Chair of SIPC in March 2012. Prior to her appointment to the CFTC, she was a partner in the New York office of Latham & Watkins LLP. She joined Latham & Watkins LLP as a senior corporate associate in the summer of 1988 and became a partner in January 1991 and continued at Latham & Watkins LLP until 2014. She serves as the Chair of the Board of Directors of the New York Stock Exchange (“NYSE”), our subsidiary. She also serves on the subsidiary boards of certain NYSE U.S. regulated exchanges and serves as co-chair of the NYSE Board Advisory Council. In addition, she has served on the Board of Directors of Neuberger Berman Group LLC since 2019 and on the Board of Directors of Akamai Technologies, Inc. since 2021. Ms. Bowen earned a Bachelor of Arts degree in Economics from the University of Virginia, a Master of Business Administration from the Kellogg School of Management at Northwestern University and a Juris Doctor from the Northwestern Pritzker School of Law.

Qualifications

In light of Ms. Bowen’s regulatory experience from working at the CFTC and SIPC, as well as her legal background and work in the securities industry, our Board, based upon the recommendation of the Nominating & Corporate Governance Committee, has determined that Ms. Bowen should be re-elected to our Board.

Intercontinental Exchange Board Committee(s): Risk Committee

Shantella E. Cooper Age: 54 Independent Director since 2020

Ms. Cooper is the Founder and Chief Executive Officer of Journey Forward Strategies, LLC, a solutions-focused consulting firm that specializes in leadership development and organization effectiveness. She served as the Executive Director of Atlanta Committee for Progress, a coalition of leading CEOs focused on critical economic development issues for the City of Atlanta from 2019 to March 2022. This unique public-private partnership is focused on priorities for the City of Atlanta in collaboration with the Mayor of Atlanta. Prior to joining ACP in 2019, Ms. Cooper served as Chief Transformation Officer of WestRock Company, a paper and packaging solutions company, from 2016 to 2018. From 2011 to 2016, Ms. Cooper served as Vice President and General Manager of Lockheed Martin Aeronautics Company, an aerospace and defense contractor. During her time at Lockheed Martin, Ms. Cooper served as Vice President of Human Resources as well as Vice President of Business Ethics for the Aeronautics Division. Ms. Cooper currently serves on the Board of Directors of SouthState Corporation and Veritiv Corporation. In addition, she serves on the Board of Directors of Georgia Power Company, a subsidiary of Southern Company. Ms. Cooper earned Bachelor of Arts degrees in Biology and Religion from Emory University, a Master of Business Administration from Emory University’s Goizueta Business School and an Executive Masters in Global Human Resource Leadership from Rutgers University.

Qualifications

In light of Ms. Cooper’s business operations, human resources, transformation experience, and her service on the boards of other public companies, our Board, based upon the recommendation of the Nominating & Corporate Governance Committee, has determined that Ms. Cooper should be re-elected to our Board.

Intercontinental Exchange Board Committee(s): Risk Committee

6  INTERCONTINENTAL EXCHANGE  2022 Proxy Statement

CORPORATE GOVERNANCE

Name	Biographical Information
Duriya M. Farooqui Age: 45 Independent Director since 2017

Ms. Farooqui served as President of Supply Chain Innovation at Georgia Pacific, where she led an innovation organization that brought over 40 companies together to solve supply chain challenges through rapid experimentation, digital technology and collaboration from 2019 to 2020. Ms. Farooqui previously served as Executive Director of Atlanta Committee for Progress, a coalition of leading CEOs focused on critical economic development issues for the City of Atlanta, a role she held from 2016 to 2018. Ms. Farooqui was a principal at Bain & Company from 2014 to 2016. She served the City of Atlanta through several leadership positions including Chief Operating Officer from 2011 to 2013, Deputy Chief Operating Officer from 2010 to 2011 and Director from 2007 to 2009. At the start of her career, she worked with the Center for International Development at Harvard University, The World Bank, and the Center for Global Development. Ms. Farooqui has served on the Board of Directors of InterContinental Hotels Group PLC (IHG) since 2020 and Tribe Capital Growth Corp I since 2021. Ms. Farooqui serves on the subsidiary boards of certain NYSE U.S. regulated exchanges and ICE NGX, all of which are our subsidiaries. In addition, she co-chairs the NYSE Board Advisory Council. Ms. Farooqui holds a Bachelor of Arts degree in Economics and Mathematics from Hampshire College and a Master of Public Administration in International Development from the Kennedy School of Government at Harvard University.

Qualifications

In light of Ms. Farooqui’s experience in public service, international policy and economic development, our Board, based upon the recommendation of the Nominating & Corporate Governance Committee, has determined that Ms. Farooqui should be re-elected to our Board.

Intercontinental Exchange Board Committee(s): Audit Committee

The Right Hon. the Lord Hague of Richmond Age: 61 Independent Director since 2015

Lord Hague is the Chair of The Royal Foundation of the Duke and Duchess of Cambridge, Chair of the United for Wildlife Taskforce, and Chair for the International Advisory Board at the law firm Linklaters. He also serves as Senior Adviser to global advisory firm Teneo. Lord Hague currently serves as Chair of the Board of Directors of ICE Futures Europe, our subsidiary. He has previously served as an advisor to the JCB Group and Terra Firma Capital Partners. Mr. Hague was a member of the House of Parliament of the United Kingdom (“U.K.”) from 1989 to 2015, serving in various capacities, including Parliamentary Private Secretary to the Chancellor of the Exchequer, Parliamentary Under-Secretary of State at the Department of Social Security, Minister of State, Secretary of State for Wales, Foreign Secretary, First Secretary of State and most recently, Leader of the House of Commons. He is a member of the House of Lords. Prior to joining Parliament, Mr. Hague was a management consultant at McKinsey & Co Inc. and worked for Shell (UK) Limited. Lord Hague frequently carries out speaking engagements on regulatory and political matters. Mr. Hague holds a First-Class Honours degree in Philosophy, Politics, and Economics from Oxford University and a Master of Business Administration with distinction from the Institut Européen d’Administration des Affaires (or INSEAD).

Qualifications

In light of Lord Hague’s extensive governmental and political experience in the U.K., his service on the ICE Futures Europe board and the knowledge and experience he provides, our Board, based upon the recommendation of the Nominating & Corporate Governance Committee, has determined that Lord Hague should be re-elected to our Board.

Intercontinental Exchange Board Committee(s): Nominating & Corporate Governance Committee and Compensation Committee

2022 Proxy Statement  INTERCONTINENTAL EXCHANGE  7

CORPORATE GOVERNANCE

Name	Biographical Information
Mark F. Mulhern Age: 62 Independent Director since 2020

Mr. Mulhern was the Executive Vice President and Chief Financial Officer of Highwoods Properties, Inc. (“Highwoods”), a publicly traded real estate investment trust, until his retirement in January 2022. Prior to joining Highwoods in 2014, Mr. Mulhern served as Executive Vice President and Chief Financial Officer of Exco Resources, Inc. (“Exco”). Prior to Exco, he served as Senior Vice President and Chief Financial Officer of Progress Energy, Inc. from 2008 until its merger with Duke Energy Corporation in 2012. Mr. Mulhern joined Progress Energy in 1996 as Vice President and Controller and served in a number of leadership roles. He started his accounting and finance career at Price Waterhouse, now known as PricewaterhouseCoopers. Mr. Mulhern serves on the Board of Directors of ICE Mortgage Technology, Inc., our subsidiary. Mr. Mulhern previously served on the Board of Directors of Highwoods from 2012 to 2014 and the Board of Directors of Exco from 2010 to 2013. Mr. Mulhern currently serves on the Board of Directors of Barings BDC, Inc. and serves as an independent trustee of the Board of Trustees of Barings Global Short Duration High Yield Fund. He also serves on the Board of Directors of Barings Private Credit Corporation and Barings Capital Investment Corporation, each a business development company. Mr. Mulhern earned a Bachelor of Business Administration in Accounting from St. Bonaventure University and is a Certified Public Accountant.

Qualifications

In light of Mr. Mulhern’s financial leadership experience, knowledge of energy company operations, real estate background and his service as a director for other public companies, our Board, based upon the recommendation of the Nominating & Corporate Governance Committee, has determined that Mr. Mulhern should be re-elected to our Board.

Intercontinental Exchange Board Committee(s): Audit Committee

Thomas E. Noonan Age: 61 Independent Director since 2016

Mr. Noonan is a founding partner of TechOperators LLC, and Chair of TEN Holdings, LLC. Most recently, he was the General Manager of the Energy Management business of Cisco from 2013 to 2016 following the acquisition of JouleX in 2013, where he was co-founder and CEO. Mr. Noonan founded Actuation Electronics in 1985 and Leapfrog Technologies in 1987 as well as co-founded Endgame Security in 2008, a leading provider of software solutions to the U.S. intelligence community and Department of Defense. Mr. Noonan co-founded Internet Security Systems in 1994, where he served as Chair, President and Chief Executive Officer prior to its acquisition by IBM in 2006. In 2002, President George W. Bush appointed Mr. Noonan to serve on the National Infrastructure Advisory Council, a White House homeland defense initiative that protects information systems critical to the nation’s infrastructure, where he served through 2020. Mr. Noonan has served on the Board of Directors of Manhattan Associates since 1999. Mr. Noonan earned a Bachelor of Science degree in Mechanical Engineering from the Georgia Institute of Technology and a CSS in Business Administration and Management from Harvard University.

Qualifications

In light of Mr. Noonan’s cybersecurity expertise, successful entrepreneurial background and his business acumen, our Board, based upon the recommendation of the Nominating & Corporate Governance Committee, has determined that Mr. Noonan should be re-elected to our Board.

Intercontinental Exchange Board Committee(s): Risk Committee (Chair) and Nominating & Corporate Governance Committee

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CORPORATE GOVERNANCE

Name	Biographical Information
Caroline L. Silver Age: 59 Independent Director since 2020	Ms. Silver served as Managing Director and Partner at Moelis & Company (“Moelis”), an independent advisory firm, from 2009 until January 2020. She currently serves as an advisory partner at Moelis. Before joining Moelis, Ms. Silver served as Vice Chair of Investment Banking at Merrill Lynch (now Bank of America Merrill Lynch) from 2008 to 2009. Prior to that, Ms. Silver spent 14 years at Morgan Stanley, leading the European financial services investment banking business and was Vice Chair when she departed in 2008. She started her banking career in the City of London in 1987, working for British merchant bank Morgan Grenfell. Ms. Silver currently serves as the Chair of the Board of Directors of ICE Clear Europe Limited, one of our subsidiaries. Since 2017, Ms. Silver has served as Chair of the Board of Directors of PZ Cussons PLC. In addition, she currently serves on the Board of Directors of BUPA and Meggitt PLC. Ms. Silver currently serves as a Trustee of The Victoria and Albert Museum where she was appointed by the U.K. Prime Minister. Ms. Silver earned a Bachelor of Arts degree in English Language and Literature from Durham University in the U.K.. She is a qualified Chartered Accountant.

Qualifications

In light of Ms. Silver’s international investment banking and mergers and acquisitions experience and her business acumen, our Board, based upon the recommendation of the Nominating & Corporate Governance Committee, has determined that Ms. Silver should be re-elected to our Board.

Intercontinental Exchange Board Committee(s): Risk Committee

Jeffrey C. Sprecher Age: 67 Non-Independent Director since 2000

Mr. Sprecher has been a director and our Chief Executive Officer since our inception and has served as Chair of our Board of Directors since November 2002. As our Chief Executive Officer, he is responsible for our strategic direction and operational and financial performance. Mr. Sprecher acquired CPEX, our predecessor company, in 1997. Prior to acquiring CPEX, Mr. Sprecher held a number of positions, including President, over a fourteen-year period with Western Power Group, Inc., a developer, owner and operator of large central-station power plants. While with Western Power, he was responsible for a number of significant financings. Mr. Sprecher holds a Bachelor of Science degree in Chemical Engineering from the University of Wisconsin and a Master of Business Administrator from Pepperdine University.

Qualifications

In light of Mr. Sprecher’s in-depth knowledge of global markets, his guidance of ICE as Chief Executive Officer since he founded the Company, and his successful execution of key strategic initiatives to grow the Company, our Board, based upon the recommendation of the Nominating & Corporate Governance Committee, has determined that Mr. Sprecher should be re-elected to our Board.

Intercontinental Exchange Board Committee(s): None

2022 Proxy Statement  INTERCONTINENTAL EXCHANGE  9

CORPORATE GOVERNANCE

Name	Biographical Information
Judith A. Sprieser Age: 68 Independent Director since 2004

Ms. Sprieser was the Chief Executive Officer of Transora, Inc., a technology software and services company until March 2005. Prior to founding Transora in 2000, she was Executive Vice President of Sara Lee Corporation, having previously served as Sara Lee’s Chief Financial Officer. Ms. Sprieser also serves on the Boards of Managers of ICE Clear Credit and ICE Mortgage Services, the governing Board of MERSCORP Holdings, Inc., all of which are our subsidiaries. Ms. Sprieser has been a member of the Boards of Directors of Allstate Insurance Company since 1999 and Newell Brands Inc. since 2018. Previously, she served on the boards of Reckitt-Benckiser plc from 2003-2018, Royal Ahold N.V. from 2006 to 2015, and Experian plc from 2010 to 2016. She has a Bachelor of Arts degree from Northwestern University and a Master of Business Administration from the Kellogg School of Management at Northwestern University.

Qualifications

In light of Ms. Sprieser’s financial expertise and her business acumen, her service as a director for other public companies, and the knowledge and experience she has gained and contributions she has made during her tenure as a director of ICE, our Board, based upon the recommendation of the Nominating & Corporate Governance Committee, has determined that Ms. Sprieser should be re-elected to our Board.

Intercontinental Exchange Board Committee(s): Audit Committee (Chair) and Nominating & Corporate Governance Committee

Martha A. Tirinnanzi Age: 61 Independent Director since 2022

Ms. Tirinnanzi has served as the Founder and President of Financial Standards, Inc., a Washington DC-based consultancy since 2013. She has served in a number of leadership roles in her career, including Senior Vice President, Financial Markets Policy and Executive Education in Derivatives of Tera Exchange from 2011 to 2013, Chair of the Clearinghouse Working Group, GSE Supervision & Regulation for the U.S. Federal Housing Finance Agency from 2009 to 2011, Chief Operating Officer of MFX Currency Risk Solutions from 2008 to 2009, Energy Derivatives Group Leader for WGL Holdings from 2007 to 2008, SVP of REIT Equity Research at RBC Capital Markets, formerly Ferris Baker Watts, from 2003 to 2006 and Senior Vice President and founder of the hedge advisory practice at Chatham Financial from 1999 to 2002. Ms. Tirinnanzi serves on the Board of Managers of ICE Mortgage Services, the governing board of MERSCORP Holdings, Inc., and the Board of Directors of ICE Mortgage Technology, Inc., all of which are our subsidiaries. Since 2012, Ms. Tirinnanzi has been a member of the Board of Directors of Community Development Trust, a residential housing REIT and CDFI, and served as Chair of the Audit Committee of the Board of Directors of Community Development Trust from 2013 to 2019. She has a Bachelor of Arts degree in Liberal Arts from Notre Dame University of Maryland and a Master of Science in Business Administration from Johns Hopkins University.

Qualifications

In light of Ms. Tirinnanzi’s knowledge of derivatives markets and related businesses and audit, risk, and governance expertise across financial and mortgage industries, as well as her board service for our subsidiaries, our Board, based upon the recommendation of the Nominating & Corporate Governance Committee, has determined that Ms. Tirinnanzi should be re-elected to our Board.

Intercontinental Exchange Board Committee(s): None.

Based on the foregoing qualifications, our Nominating & Corporate Governance Committee believes that the director nominees, individually and collectively, have the skills and experience to effectively oversee and guide our business. Each nominee has the integrity, business judgment, collegiality and commitment that are among the essential characteristics for membership on our Board of Directors. They also bring highly developed skills in, among other areas, finance, investing, mergers and acquisitions, accounting, financial market regulation, mortgage, public policy, risk, cybersecurity, business operations, organizational and human capital management and leadership. In addition, members of our Board have had a great diversity of experiences and bring to our Board a wide variety of views that strengthen their ability to guide ICE. They have had extensive involvement in international business and deep professional experience across a broad range of industries and global markets. Most have relevant direct experience in the oversight of public companies through their service on our Board and those of other public companies, as well as their current and past senior executive positions.

Directors’ Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE TO THE BOARD OF DIRECTORS.

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STRUCTURE AND ROLE OF OUR BOARD

Meetings and Committees of the Board of Directors

The Board of Directors conducts its business through meetings of the full Board of Directors and through meetings of the committees of the Board of Directors, consisting of an Audit Committee, a Compensation Committee, a Nominating & Corporate Governance Committee and a Risk Committee. The current members of the committees are identified in the table below.

Director	Audit Committee	Compensation Committee	Nominating & Corporate Governance Committee	Risk Committee
Hon. Sharon Y. Bowen				X
Shantella E. Cooper				X
Charles R. Crisp	X	X
Duriya M. Farooqui	X
Lord Hague		X	X
Mark F. Mulhern	X
Thomas E. Noonan			X	X(Chair)
Frederic V. Salerno			X(Chair)
Caroline L. Silver				X
Jeffrey C. Sprecher
Judith A. Sprieser	X(Chair)		X
Vincent Tese		X(Chair)
Martha A. Tirinnanzi

In 2021, our Board of Directors held six meetings, the Audit Committee held six meetings, the Compensation Committee held five meetings, the Nominating & Corporate Governance Committee held four meetings and the Risk Committee held four meetings. In addition, our non-management directors met periodically in executive session without management participation, as required by NYSE listing standards. Mr. Salerno, the non-management lead independent director, presided at these executive sessions.

As a matter of Board policy, it is expected that each director will be available to attend substantially all of the meetings of the Board of Directors and any committees on which the director serves. Each director attended at least 75% of the aggregate number of meetings of the Board of Directors and meetings of the committees of which he or she is a member held during the portion of the last fiscal year during which he or she was a director or committee member. Further, all director nominees attended 100% of the aggregate number of scheduled Board and committee meetings in 2021 held during the portion of the last fiscal year during which he or she was a director or committee member. As a matter of policy, it is expected that each director standing for re-election and any new director nominees will attend the Annual Meetings of Stockholders. All twelve directors standing for re-election at last year’s annual meeting attended the virtual Annual Meeting in May 2021.

In light of changes in the membership of our Board of Directors, our Board of Directors have approved certain changes to the composition of our committees, subject to re-election of all director nominees. The table below sets forth the proposed composition of the committees effective May 12, 2022, the day immediately before the Annual Meeting.

Director	Audit Committee	Compensation Committee	Nominating & Corporate Governance Committee	Risk Committee
Hon. Sharon Y. Bowen				X
Shantella E. Cooper		X		X(Chair)
Duriya M. Farooqui	X
Lord Hague		X	X
Mark F. Mulhern	X	X(Chair)
Thomas E. Noonan			X(Chair)	X
Caroline L. Silver				X
Jeffrey C. Sprecher
Judith A. Sprieser	X(Chair)		X
Martha A. Tirinnanzi	X

2022 Proxy Statement  INTERCONTINENTAL EXCHANGE  11

STRUCTURE AND ROLE OF OUR BOARD

AUDIT COMMITTEE Members: Judith A. Sprieser* (Chair) Charles R. Crisp Duriya M. Farooqui Mark F. Mulhern* * Audit Committee Financial Experts

The Audit Committee is comprised solely of directors who meet the independence requirements of the NYSE and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and are financially literate, as required by NYSE rules. At least one member of the Audit Committee qualifies as an audit committee financial expert, as defined by the rules and regulations of the SEC. The Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to:

•   the quality and integrity of our financial statements;

•   our compliance with legal and regulatory requirements;

•   our system of internal controls regarding finance, accounting and legal compliance;

•   the independence, qualification and performance of our independent auditors;

•   the performance of our internal audit function; and

•   our auditing, accounting and financial reporting processes.

The Audit Committee is governed by a written Audit Committee Charter, which has been approved by our Board of Directors. The charter is available on our website at www.ir.theice.com under the links “Governance — Governance Overview — Charter of the Audit Committee.” We will also provide a printed copy of the charter to stockholders upon request.

COMPENSATION COMMITTEE Members: Vincent Tese (Chair) Charles R. Crisp Lord Hague

The Compensation Committee is comprised solely of directors who meet NYSE independence requirements, the requirements for a “Non-employee Director” under the Exchange Act and the requirements for an “outside director” under Section 162(m) of the Code. The Compensation Committee:

•   reviews and approves corporate goals and objectives relevant to the compensation of our executive officers, including our Chief Executive Officer;

•   evaluates our Chief Executive Officer’s performance and sets his compensation based on this evaluation;

•   approves, in consultation with our Chief Executive Officer, the compensation of our officers who are appointed by our Board of Directors;

•   reviews and approves option grants, bonus payments and stock awards to our officers;

•   exercises general oversight of our benefit plans and evaluates any proposed new retirement or benefit plans;

•   receives regular updates from management on pay parity and progress towards increasing diversity; and

•   reviews and approves severance or similar termination payments to former officers.

The Compensation Committee is governed by a written Compensation Committee Charter approved by our Board of Directors. The charter is available on our website at www.ir.theice.com under the links “Governance — Governance Overview — Charter of the Compensation Committee.” We will also provide a printed copy of the charter to stockholders upon request.

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STRUCTURE AND ROLE OF OUR BOARD

NOMINATING & CORPORATE GOVERNANCE COMMITTEE Members: Frederic V. Salerno (Chair) Lord Hague Thomas E. Noonan Judith A. Sprieser

The Nominating & Corporate Governance Committee is comprised solely of directors who meet NYSE independence requirements. The Nominating & Corporate Governance Committee assists the Board of Directors in:

•   identifying and attracting highly qualified individuals to serve as directors and establishing criteria for selecting new board members;

•   evaluating and recommending director nominees for the next annual meeting of stockholders;

•   developing and maintaining a set of corporate governance guidelines;

•   reviewing and approving any related-party transactions and potential conflicts of interest with respect to corporate opportunities;

•   oversight of environmental, social and governance, or ESG, initiatives;

•   devising a code of business conduct and ethics for directors, officers and employees;

•   oversight of political contributions policies and political expenditures; and

•   monitoring the Board of Directors’ independence.

The Nominating & Corporate Governance Committee is governed by a written Nominating & Corporate Governance Committee Charter approved by our Board of Directors. The charter is available on our website at www.ir.theice.com under the links “Governance — Governance Overview — Charter of the Nominating & Governance Committee.” We will also provide a printed copy of the charter to stockholders upon request.

RISK COMMITTEE Members: Thomas E. Noonan (Chair) Sharon Y. Bowen Shantella E. Cooper Caroline L. Silver

The Risk Committee is comprised solely of directors who meet NYSE independence requirements. The Risk Committee assists the Board of Directors in fulfilling its oversight of management’s responsibility for ICE’s risk structure and governance in:

•   identifying risks inherent in ICE’s business;

•   developing processes, guidelines, policies and reports for assessing and monitoring risks;

•   overseeing management’s identification and mitigation of cybersecurity and data privacy risk; and

•   organizing and performing ICE’s enterprise risk management function.

The Risk Committee is governed by a written Risk Committee Charter approved by our Board of Directors. The charter is available on our website at www.ir.theice.com under the links “Governance — Governance Overview — Charter of the Risk Committee.” We will also provide a printed copy of the charter to stockholders upon request.

Independent Non-Employee Directors

The Intercontinental Exchange, Inc. Board of Directors Governance Guidelines (the “Governance Guidelines”) were adopted by our Board of Directors. Our Amended and Restated Bylaws and Governance Guidelines, which are described below, provide that a majority of our directors must be “independent directors” and specify independence standards consistent with NYSE listing standards. Assuming the election of the nominees to the Board of Directors, all of our directors holding office, with the exception of Mr. Sprecher, will be independent directors. Our Board of Directors, upon the recommendation of the Nominating & Corporate Governance Committee, has determined that each non-management director and nominee is independent in accordance with NYSE listing standards, our Amended and Restated Bylaws, our Independence Policy of the Board of Directors of Intercontinental Exchange, Inc. (the “Independence Policy”) and our Governance Guidelines, and does not have any relationship that would interfere with the exercise of independent judgment in carrying out his or her responsibilities as a director.

In making their independence determinations, our Board of Directors and the Nominating & Corporate Governance Committee considered transactions, if any, between each non-employee director and ICE and determined that there are no transactions that give rise to any independence issues.

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STRUCTURE AND ROLE OF OUR BOARD

Requirements for Directors

Our Fifth Amended and Restated Certificate of Incorporation provides that no person who is subject to any statutory disqualification (as defined in Section 3(a)(39) of the Exchange Act) may be permitted to serve as a director on our Board of Directors.

Board Evaluations and Succession Planning

Each year, the members of the Board of Directors and each Board committee conduct a confidential oral assessment of their performance with a member of our legal department. As part of the evaluation process, the Board reviews its overall composition, including director tenure, board leadership structure, diversity and individual skill sets, to ensure it serves the best interests of stockholders and positions the company for future success. The results of the oral assessments are then summarized and communicated back to the appropriate chairs and our lead independent director. After the evaluations, the Board, committees and management work to improve upon any issues or focus points disclosed during the evaluation process. We believe that conducting these evaluations through a discussion with our Board members leads to more meaningful results that are more likely to result in changes when compared to conducting evaluations through a written process or completion of a questionnaire. As part of the evaluation process, each committee reviews its charter annually.

Our Board is committed to effective board succession planning and refreshment, including having honest and difficult conversations with individual directors as may be deemed necessary. We may have these conversations in connection with ongoing Board self-evaluations, Board refreshment processes, and Nominating & Corporate Governance Committee and Board consideration of the annual slate of Board nominees. As a result of these different processes in the past, directors have decided (for personal or professional reasons) or have been asked (for reasons related to their ongoing contributions to the Board and Company) not to stand for re-election at the next annual meeting of stockholders. It is expected that such refreshment practices will continue in the future.

Nomination of Directors

Our Board of Directors is responsible for approving candidates for board membership and has delegated the screening and recruitment process to the Nominating & Corporate Governance Committee. In furtherance of this process, our Nominating & Corporate Governance Committee and Board of Directors have adopted the Independence Policy and the Nominating & Corporate Governance Committee Charter. The Independence Policy and the Nominating & Corporate Governance Committee Charter do not set specific, minimum qualifications that nominees must meet, but rather specify that each nominee should be evaluated on his or her individual merit taking into account the factors described below.

The Nominating & Corporate Governance Committee seeks to create a Board of Directors that consists of a diverse group of qualified individuals that function effectively as a group. Qualified candidates for director are those who, in the judgment of the Nominating & Corporate Governance Committee, possess strong personal attributes and relevant business experience to assure effective service on our Board of Directors. Personal attributes considered by the Nominating & Corporate Governance Committee when evaluating a board candidate include leadership, integrity, ethics, contributing nature, independence, interpersonal skills and effectiveness. Experience and qualifications considered by the Nominating & Corporate Governance Committee when evaluating a board candidate include financial acumen, general business experience, industry knowledge, diversity, special business experience and expertise in an area relevant to ICE and the interplay of the individual’s experience with the experience of other members of the Board of Directors. When the Nominating & Corporate Governance Committee reviews a potential new candidate, the Nominating & Corporate Governance Committee looks specifically at the candidate’s qualifications in light of the needs of our Board of Directors and ICE at that time given the then current make-up of our Board of Directors. In the past, the Nominating & Corporate Governance Committee has identified the skill sets needed for new board candidates based on, among other things, the skill set of a departing director, an area of expertise identified through our director evaluation process or expertise needed in connection with the Company’s mergers and acquisitions activities.

Diversity is an important factor in our consideration of potential and incumbent directors. Our Nominating & Corporate Governance Committee considers a number of demographics including, but not limited to, race, gender, ethnicity, culture and nationality in seeking to develop a board that, as a whole, reflects diverse viewpoints, backgrounds, skills, experiences and expertise. When the Nominating & Corporate Governance Committee has conducted recent searches for new directors, including through the use of a third-party recruiting firm, it has focused on pools of qualified directors that have also added additional diversity to the ICE Board and subsidiary boards, when the director candidates’ skill sets qualify them to also serve on a subsidiary board of directors. The Nominating & Corporate Governance Committee considers the same factors in determining whether to re-nominate an incumbent director. Diversity is also considered as part of the annual Board evaluation.

We believe that ICE benefits from having directors with diverse viewpoints, backgrounds, experiences, skill sets and other demographics. As noted above, one of the factors that the Nominating & Corporate Governance Committee considers in identifying and evaluating a potential nominee is the extent to which the nominee would add to the diversity of our Board, and the Nominating & Corporate Governance

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STRUCTURE AND ROLE OF OUR BOARD

Committee assesses the composition of our Board and how a nominee would enhance that diversity. The Nominating & Corporate Governance Committee uses a variety of methods to identify and evaluate nominees for director. The Nominating & Corporate Governance Committee periodically assesses the appropriate size of the Board of Directors and whether any vacancies on the Board of Directors are expected. In the event that vacancies are anticipated or otherwise arise, the Nominating & Corporate Governance Committee will seek to identify director candidates, subject to the restrictions described below, based on input provided by a number of sources, including: (i) Nominating & Corporate Governance Committee members; (ii) other directors; (iii) management; and (iv) our stockholders. The Nominating & Corporate Governance Committee also has the authority to consult with or retain advisors or search firms to assist in the identification of qualified director candidates and used a search firm over the last year to assist in the Board’s desire to increase diversity on the Board of Directors.

Once director candidates have been identified, the Nominating & Corporate Governance Committee will evaluate each candidate in light of his or her qualifications and credentials, and any additional factors that the Nominating & Corporate Governance Committee deems necessary or appropriate, including those set forth above. Qualified prospective candidates will be interviewed by our Chair and Chief Executive Officer and at least one member of the Nominating & Corporate Governance Committee (typically all members of the Nominating & Corporate Governance Committee interviews a prospective candidate before the candidate is added to the Board). The full Board of Directors will be kept informed of the candidate’s progress. Using input from such interviews and other information obtained by it, the Nominating & Corporate Governance Committee will evaluate whether a prospective candidate is qualified to serve as a director and, if so qualified, will seek the approval of the full Board of Directors for the nomination of the candidate or the election of such candidate to fill a vacancy on the Board of Directors.

Existing directors who are being considered for re-nomination will be re-evaluated by the Nominating & Corporate Governance Committee based on each director’s satisfaction of the qualifications described above and his or her prior performance as a director. All candidates submitted by stockholders will be evaluated in the same manner as candidates recommended from other sources, provided that the procedures set forth below under Corporate Governance — Structure and Role of Our Board — Stockholder Recommendations for Director Candidates have been followed.

Additionally, our Board of Directors shall nominate for election or re-election as directors only candidates who agree to tender, promptly following the annual meeting at which they are elected or re-elected as a director, irrevocable resignations that will be effective upon (i) the failure to receive the required vote at the next annual meeting at which they stand for re-election and (ii) acceptance by our Board of Directors of such resignation. Our Board of Directors shall fill director vacancies and newly created directorships only with candidates who agree to tender promptly following their appointment to the Board of Directors the same form of resignation tendered by other directors in accordance with the Governance Guidelines promulgated by our Board of Directors.

All of the current nominees for directors recommended for election by the stockholders at the 2022 Annual Meeting are current members of the Board of Directors. Based on the Nominating & Corporate Governance Committee’s evaluation of each nominee’s satisfaction of the qualifications described above and their past performance as directors, the Nominating & Corporate Governance Committee has decided to recommend the nominees for re-election and the Board of Directors has approved such recommendation. For the reasons specified in the profile of each director identified above under Corporate Governance — Proposal 1 — Election of Directors — Nominees for Election as Directors at the 2022 Annual Meeting, our Board has concluded that each director nominee should be re-elected to our Board of Directors. The Nominating & Corporate Governance Committee has not received any nominations from stockholders for the 2022 Annual Meeting.

Board Leadership Structure

Our Governance Guidelines provide for (i) the role of the Chair of the Board and Chief Executive Officer to be combined, (ii) a lead independent director and (iii) strong active independent directors. Under our Amended and Restated Bylaws and Governance Guidelines, the Chair of the Board, or our lead independent director if the Chair is unavailable, presides over meetings of the Board of Directors, presides over meetings of stockholders, consults and advises the Board of Directors and its committees on our business and affairs, and performs such other duties as may be assigned by the Board. The Chair of the Board, in consultation with the lead independent director, establishes the agenda for Board of Director meetings and facilitates constructive and useful communication between management and the Board of Directors. Under our Amended and Restated Bylaws and Governance Guidelines, the lead independent director presides over meetings of the Board of Directors at which the Chair is not present, including executive sessions of the non-management directors. The lead independent director, in consultation with the Chair and other Company representatives, reviews and establishes an agenda for Board of Directors meetings and, in consultation with the Chair, facilitates and encourages constructive and useful communication between management and the Board of Directors. We provide agendas to our lead independent director in advance of meetings and solicit input from the lead independent director regarding topics of discussion and agenda items. In 2021, our independent directors elected Mr. Salerno as the lead independent director, a position he has held since 2008. Mr. Salerno will not be standing for re-election at the Annual Meeting. As a result, in March 2022, our independent directors elected Mr. Noonan to serve as the lead independent director effective from May 12, 2022. The lead independent director presides at all executive sessions of the non-management directors.

2022 Proxy Statement  INTERCONTINENTAL EXCHANGE  15

STRUCTURE AND ROLE OF OUR BOARD

Our Chief Executive Officer is in charge of our business affairs, subject to the overall direction and supervision of the Board of Directors and its committees and subject to such powers as reserved by the Board of Directors. Mr. Sprecher serves as both Chair of the Board and Chief Executive Officer, and he is the only member of our management team that serves on the Board of Directors. Our Board of Directors believes that this leadership structure — a combined Chair of the Board and Chief Executive Officer, a lead independent director, active and strong non-employee directors, and committees led and comprised of independent directors — is the most effective structure for us.

Our Board of Directors believes that the Chief Executive Officer is in the best position to most effectively serve as the Chair of the Board for many reasons as he is closest to many facets of our business, including his frequent contact with our customers, regulators and stockholders. In addition, his direct involvement in the strategic and day-to-day management of our business ensures timely communication with the Board of Directors on critical business matters, which is important given the complexity and global nature of our business. Further, much of our business is conducted through our operating subsidiaries, which are overseen by their own boards of directors on which Mr. Sprecher or another senior officer serves. Serving in multiple roles allows Mr. Sprecher to be a primary point of contact for these boards of directors and facilitates effective communication regarding our strategic goals, key issues and topics of importance. The Board of Directors believes this structure has functioned well, produced strong financial and operating results, and effectively balances a highly capable management team with appropriate safeguards and oversight by non-employee directors.

Board Oversight of Strategy

Our Board of Directors is responsible for overseeing the Company’s strategy, and the Board of Directors has in-depth experience in the area of strategy development and insights into the most important issues facing the Company. Overseeing the strategic course of the Company involves a high level of constructive engagement between management and the Board of Directors. Our entire Board of Directors regularly discusses the key priorities of the Company, taking into consideration and adjusting the Company’s long-term strategy with global economic, geopolitical and financial market trends, as well as changes in legislation and regulatory initiatives. Throughout the year and at almost every meeting of the Board of Directors, the Board receives information and updates from management and actively engages with senior leaders with respect to the Company’s strategy, including the strategic plans for its products and services, and the competitive environment in our industry. ICE’s independent directors also hold executive sessions without Company management present, at which strategic decisions and directions are discussed.

Board Oversight of Risk

Our Board of Directors is responsible for overseeing ICE’s risk management process, which includes management of general risks as well as particular risks, such as those relating to cybersecurity, facing our business. The Board of Directors addresses risk management at both the full Board and committee levels. With the assistance of our Audit and Risk Committees, the Board oversees that our assets are properly safeguarded, appropriate financial and other controls are maintained, and our business is conducted prudently and in compliance with applicable laws and regulations and our corporate governance guidelines. The Risk Committee receives presentations on at least a quarterly basis from senior members of the enterprise risk management team and members of senior management on the Company’s operational, business and cybersecurity risks, including the Chief Information Security Officer, and the chair of the Risk Committee provides reports to the full Board of Directors following such presentations. In this regard, our Board of Directors seeks to understand and oversee critical business risks and does not view the risks facing our business in isolation. While risks are considered in business decision-making and as part of our overall business strategy, the Board of Directors recognizes that it is neither possible nor prudent to eliminate all business risk. Our Board of Directors believes that purposeful and appropriate risk-taking is essential for our business to be competitive on a global basis, to continue to grow and diversify, and to achieve our overall business objectives.

While the Board of Directors oversees ICE’s risk management practices and the performance of the enterprise risk management function, our management team is charged with managing risks. We have adopted internal processes and controls, and have governance committees in place, to identify and manage operational and financial risks, including cybersecurity risks. The Board of Directors, the Audit Committee and the Risk Committee monitor and evaluate the effectiveness of our internal controls and risk management program. Management communicates routinely with the Audit Committee and the Risk Committee on the risks identified and how they are being managed.

Directors may, and often do, communicate directly with senior management on any areas of our business for which they would like additional information.

Our ESG Strategy and Board Oversight of ESG

Our ESG strategy is guided by an ESG Governance Committee made up of senior officials from across the company including the President, Chief Financial Officer, Corporate Risk Officer, Human Resources Officer, Chief Regulatory Officer, General Counsel and Presidents of certain of our businesses. This committee meets quarterly and communicates frequently between meetings to assess our ESG risks and opportunities across the Company. Our ESG efforts are coordinated by our Vice President of Sustainability.

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STRUCTURE AND ROLE OF OUR BOARD

At the Board level, our directors are focused on ESG risks and opportunities at both the full board and on multiple committees. At the committee level, ESG falls under the mandate of the Nominating & Corporate Governance Committee, which is charged with reviewing and assessing the Company’s environmental, social and governance initiatives and making recommendations to the Company to further its ESG goals. The Nominating & Corporate Governance Committee reviews ESG matters at two or more meetings each year. In addition to the mandate of the Nominating & Corporate Governance Committee, certain ESG items are a focus for other committees including climate change at the Risk Committee and human capital management, including diversity and pay parity, at the Compensation Committee. For information on our ESG approach, ESG reporting standards and environmental metrics, see the Corporate Citizenship section of our website located at www.ice.com/about/corporate-responsibility. The information posted on or accessible through our website is not incorporated into this Proxy Statement.

Board Oversight of Human Capital Management

The Compensation Committee is responsible for reviewing and monitoring all matters related to human capital management, including talent acquisition and retention, pay parity and diversity. At ICE, our success is driven by highly capable and engaged teams living in healthy and thriving communities. We strive to create an environment that supports employee success and a culture where everyone has a voice in driving innovation. For information on our workforce, diversity and inclusion efforts, career development opportunities and corporate citizenship initiatives, see our latest Sustainability Report located at www.ice.com/about/corporate-responsibility-report. Our latest Sustainability Report also provides detailed reporting on the demographic make-up of our workforce located in the U.S. and U.K. and includes a link to our publicly available EEO-1 statement. The information posted on or accessible through our website, including the Sustainability Report, is not incorporated into this Proxy Statement.

The Compensation Committee is also responsible for oversight of the following diversity targets that have been recently set by the Company:

•	Double representation of under-represented minorities[4] in our U.S. officer population from 6% to 12% in five years.

•	Increase representation of female officers globally from 23% to 30% in five years.

•	As we work toward these five-year goals, we commit to realizing linear increases.

•	Commit to including at least two diverse candidates when interviewing for any open officer positions where the Company uses a third-party search firm.

•	Continue to focus on increasing diversity throughout all employee ranks as well as in our locations globally.

We plan to publish annual progress on these diversity targets in our annual Sustainability Report each year and review the results with our Compensation Committee.

Board of Directors Governance Guidelines

We have adopted the Governance Guidelines that guide the Board of Directors on matters of corporate governance, including:

•	composition of the Board of Directors;

•	duties and responsibilities of the Board of Directors and the Lead Independent Director;

•	committees of the Board of Directors;

•	leadership, functioning and evaluation of the Board of Directors;

•	director independence, orientation, compensation, education and access to management;

•	access to independent advisors by our Board of Directors;

•	number of public company boards that our directors can serve on; and

•	director compliance with the Global Code of Business Conduct.

[4]

For purposes of the diversity targets, under-represented minorities are defined using the following EEO categories: (i) Black or African American; (ii) Hispanic or Latino; and (iii) American Indian or Alaska Native.

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STRUCTURE AND ROLE OF OUR BOARD

The Governance Guidelines also provide that non-management directors meet in executive sessions without the participation of management at all regularly scheduled meetings of the Board of Directors as deemed necessary and at any other time as necessary to fulfill the Board of Directors’ responsibilities. In addition, the Governance Guidelines also state that if all non-management directors are not independent directors, then the independent directors will meet at least once annually. Our Governance Guidelines require that our directors limit their other directorships of public companies to five. Further, our Governance Guidelines require that employee directors tender their resignation from the Board of Directors coincident with their termination, resignation or retirement as employees.

A copy of the Governance Guidelines is available on our website at www.ir.theice.com under the links “Governance — Governance Overview — Board of Directors Corporate Governance Guidelines.” We will provide a printed copy of the Governance Guidelines to stockholders upon request.

Board Education

For new directors, we provide onboarding materials that are helpful in educating the Board member about our business and operations and our policies and charters. We also have one-on-one meetings with the new director and each of our Chief Financial Officer, a member of the legal department and a member of the compliance team to review information in an informal setting where the director can ask questions in a private session. Our new directors typically serve on the Board for a period of time before joining any committees of the Board of Directors.

We also conduct at least one annual continuing education session with our full Board of Directors. In recent years, we have had experts present to our Board of Directors on various topics and trends, including a government affairs update on the new presidential administration and new Congress in the U.S., a detailed review of ICE’s investor relations activities, ICE’s ESG initiatives and ESG ratings, the mergers and acquisitions landscape in our industry, our Major Incident Response Plan, use of capital, regulatory changes due to leadership changes and Brexit. We also conduct internal training for our directors with respect to business lines or products that may be new or different or areas of emphasis within our operations. Finally, we conduct cybersecurity training sessions for our Board members at least annually.

Stockholder Engagement

We value the views of our stockholders and other stakeholders, and the input that we receive from them is an important part of our corporate governance practices. Through such engagement, we seek to ensure that we are responsive to the priorities of our stockholders and other stakeholders. Throughout 2021, our Chief Executive Officer, Chief Financial Officer, President and other members of the management team met with a significant number of our stockholders and other stakeholders to discuss our strategy, financial and operating performance, capital allocation, environmental and social initiatives, human capital management, Company culture, corporate governance and executive compensation practices and to solicit feedback on these and a variety of other topics.

Over the past few years, we have proactively reached out to our largest stockholders to hold governance engagement meetings. In 2021, we reached out to stockholders representing about 45% of our outstanding shares and also held meetings with approximately 10 of our largest stockholders to obtain their views on our performance, board composition, board diversity and refreshment, corporate governance practices, executive compensation program, ESG topics and stockholder proposals. Following these meetings, the Nominating & Corporate Governance Committee and Compensation Committee, as appropriate, were provided with a report on these engagement meetings with our top stockholders and were provided with the opportunity to discuss and ask questions about investor feedback.

Stockholder Recommendations for Director Candidates

The Nominating & Corporate Governance Committee considers nominees recommended by stockholders as candidates for election to the Board of Directors. A stockholder wishing to nominate a candidate for election to the Board of Directors at an annual meeting, other than through proxy access provisions in our Amended and Restated Bylaws, is required to give written notice to our Corporate Secretary of his or her intention to make a nomination. Pursuant to our Amended and Restated Bylaws, the notice of nomination must be received not less than 90 days nor more than 120 days prior to the first anniversary date of the annual meeting for the preceding year; provided, however, that if and only if the annual meeting is not scheduled to be held within a period that commences 30 days before and ends 30 days after such anniversary date, the stockholder notice must be given by the later of the close of business on the date 90 days prior to such annual meeting date or the close of business on the tenth day following the date on which the annual meeting is publicly announced or disclosed. Please see Additional Information — Stockholders’ Proposals for 2023 Annual Meeting below for additional information.

To recommend a nominee, a stockholder should write to the Corporate Secretary, c/o Intercontinental Exchange, Inc., 5660 New Northside Drive, Third Floor, Atlanta, Georgia 30328. Any such recommendation must include:

•	a statement in writing setting forth the name of the person or persons to be nominated;

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STRUCTURE AND ROLE OF OUR BOARD

•	the number and class of all shares of each class of our stock owned of record and beneficially by each such person, as reported to such stockholder by such person;

•	the information regarding each such person required by paragraphs (a), (e) and (f) of Item 401 of Regulation S-K adopted by the SEC, as amended from time to time;

•	each such person’s signed consent to serve as a director if elected;

•

a statement whether such person, if elected, intends to tender promptly following such person’s election or re-election, an irrevocable resignation effective upon their failure to receive the required vote for re-election at the next meeting for their re-election;

•	such stockholder’s name and address;

•	in the case of a nominee holder, evidence establishing such nominee holder’s indirect ownership of stock and entitlement to vote such stock for the election of directors at the annual meeting; and

•

information disclosing all ownership interests in ICE, including derivatives, hedged positions and other economic and voting interests, as specified in items (v) through (xiii) under Additional Information — Stockholders’ Proposals for 2023 Annual Meeting below.

Qualified stockholders can nominate candidates for election to the Board of Directors if such stockholders comply with the requirements contained in our Amended and Restated Bylaws within the designated time periods. Under the proxy access provisions of our Amended and Restated Bylaws, any stockholder (or group of up to 20 stockholders) owning 3% or more of ICE’s Common Stock continuously for at least three years may nominate up to two individuals or 20% of our Board of Directors, whichever is greater, as director candidates for election to the Board of Directors, and require us to include such nominees in our annual meeting proxy statement if the stockholders and nominees satisfy the requirements contained in our Amended and Restated Bylaws. To nominate a nominee pursuant to the Amended and Restated Bylaws, a stockholder or group of stockholders must meet the qualifications required by the Amended and Restated Bylaws and submit to the Corporate Secretary, c/o Intercontinental Exchange, Inc., 5660 New Northside Drive, Third Floor, Atlanta, Georgia 30328:

•	a Schedule 14N (or any successor form) relating to the nominee, completed and filed with the SEC by the nominating stockholder, in accordance with the applicable rules;

•

a written notice in a form deemed satisfactory by the Board of Directors, of the nomination of such nominee that includes additional information, agreements, representations and warranties as outlined in our Amended and Restated Bylaws;

•

an executed agreement, in a form deemed satisfactory by the Board of Directors, pursuant to which the nominating stockholder agrees to certain requirements included in our Amended and Restated Bylaws; and

•	an executed agreement, in a form deemed satisfactory by the Board of Directors, by the nominee.

Global Code of Business Conduct and Global Personal Trading Policy

We have adopted the Global Code of Business Conduct, which applies to all of our directors, officers and employees. The Global Code of Business Conduct meets the requirements of a “code of ethics” as defined by Item 406 of Regulation S-K, and applies to our Chief Executive Officer, Chief Financial Officer (who is our Principal Financial Officer) and our Principal Accounting Officer, as well as all other employees, as indicated above. The Global Code of Business Conduct also meets the requirements of a code of conduct under NYSE listing standards. The Global Code of Business Conduct, which includes information regarding our hotline for receiving concerns regarding our financial statements or accounting matters, as well as conflicts of interest and code violations, is available on our website at www.ir.theice.com under the links “Governance — Governance Overview — Global Code of Business Conduct.” We also disclose amendments to the Global Code of Business Conduct that are required to be disclosed on our website. We will provide a printed copy of the Global Code of Business Conduct to stockholders upon request.

In addition, we have trading policies that apply to all employees and directors, which prohibit, among other things, entering into hedging transactions relating to our stock. Specifically, employees and directors are prohibited from (i) engaging in short sales and buying or selling puts or calls or any derivative securities of our stock and (ii) holding our stock in a margin account or pledging our stock as collateral for a loan.

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STRUCTURE AND ROLE OF OUR BOARD

Communications with the Board of Directors

We have established a process for interested parties to communicate with members of the Board of Directors. If you have any concern, question or complaint regarding any accounting, auditing or internal controls matter, or any issues arising under our Global Code of Business Conduct, or other matters that you wish to communicate to our Board of Directors or non-management directors, send these matters in writing to:

Corporate Secretary Intercontinental Exchange, Inc. 5660 New Northside Drive Third Floor Atlanta, GA 30328

You may submit your concern anonymously or confidentially by postal mail. You may also indicate whether you are a stockholder, customer, supplier, or other interested party. Communications are distributed to the Board of Directors, or to any individual directors as appropriate, depending on the facts and circumstances outlined in the communication. Information about our Board of Directors communications policy can be found on our website at www.ir.theice.com under the links “Governance — Governance Overview — Board Communication Policy.”

Political Contributions

Our policies prohibit the use of corporate funds to make contributions to any candidates, political committees or other entities organized primarily for political activities under section 527 of the Internal Revenue Code or under 501(c)(4) of the Internal Revenue Code, or to any political party that would use the money to support any candidates. Our prohibition on corporate contributions and expenditures extend to the use of Company assets and facilities. Our policies also prohibit direct independent expenditures as defined by the Federal Election Commission (“FEC”). In general, ICE will not offer a candidate the unrestricted use of telephones, office space, staff support, or other Company assets to “facilitate” or support the candidate’s political activities without receiving advance payment from the benefiting campaign. We encourage our employees to participate in the political process as they choose, in the spirit of active citizenship. In doing so, our employees must remain attentive to the rules prohibiting the use of Company resources to support federal candidates and committees. From a governance perspective, our Nominating & Corporate Governance Committee has oversight of our policies on political contributions.

We have a political action committee (the “ICE-PAC”) in the U.S., which is supported entirely by voluntary employee and director contributions. The primary purpose of the ICE-PAC is to complement and support the governmental affairs initiatives of ICE. The goal of the ICE-PAC is to support candidates for office who are supportive of programs and legislation of importance and beneficial to ICE. The ICE-PAC may solicit contributions from executives, directors and employees of ICE and their families. An employee, director or their family member must be a U.S. citizen to contribute to the ICE-PAC. Under federal law the maximum contribution that an individual may make to the ICE-PAC is $5,000 per year. A statement of organization for the ICE-PAC was filed with the FEC in January 2008 and all expenditures of the PAC are publicly available at www.FEC.gov. funds.

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COMPENSATION MATTERS

PROPOSAL 2 — ADVISORY RESOLUTION TO APPROVE EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Exchange Act, we are asking stockholders to approve an advisory resolution on ICE’s executive compensation as reported in this Proxy Statement. As this is an advisory vote, the result will not be binding, although our Compensation Committee will consider the outcome of the vote when evaluating the effectiveness of our compensation principles and practices.

We urge stockholders to read Compensation Matters — Compensation Discussion & Analysis below, which describes how our executive compensation policies and procedures operate and are designed to achieve our compensation objectives, as well as the Summary Compensation Table and related compensation tables and narrative below which provide detailed information on the compensation of our NEOs. Our Board of Directors and our Compensation Committee believe that the policies and procedures articulated in Compensation Matters — Compensation Discussion & Analysis are effective in achieving our goals and that the compensation of our NEOs reported in this Proxy Statement has supported and contributed to ICE’s success.

We are asking stockholders to approve the following advisory resolution at the 2022 Annual Meeting:

RESOLVED, that the holders of Common Stock approve, on an advisory basis, the compensation of our named executive officers as disclosed in the Proxy Statement pursuant to Item 402 of Regulation S-K, including the “Compensation Discussion & Analysis,” the compensation tables and related disclosure.

Directors’ Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ADVISORY RESOLUTION TO APPROVE EXECUTIVE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

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COMPENSATION DISCUSSION & ANALYSIS

INTRODUCTION

In this section, we discuss our executive compensation program as it relates to our NEOs:

Name	Position
Jeffrey C. Sprecher	Chair and Chief Executive Officer
A. Warren Gardiner	Chief Financial Officer
Benjamin R. Jackson	President, Intercontinental Exchange
David S. Goone	Chief Strategy Officer
Lynn C. Martin	President, NYSE Group and Chair, ICE Fixed Income & Data Services
Scott A. Hill*	Former Chief Financial Officer
*	Mr. Hill retired from the position of Chief Financial Officer effective May 14, 2021.

We are a provider of marketplace infrastructure, data services and technology solutions to a broad range of customers including financial institutions, corporations and government entities. These products, which span major asset classes including futures, equities, fixed income and U.S. residential mortgages, provide our customers with access to mission critical workflow tools that are designed to increase asset class transparency and workflow efficiency.

•	In our Exchanges segment, we operate regulated marketplaces for the listing, trading and clearing of a broad array of derivatives contracts and financial securities.

•

In our Fixed Income and Data Services segment, we provide fixed income pricing, reference data, indices and execution services as well as global credit default swap, or CDS, clearing and multi-asset class data delivery solutions.

•

In our Mortgage Technology segment, we provide an end-to-end technology platform that offers customers comprehensive, digital workflow tools that aim to address the inefficiencies that exist in the U.S. residential mortgage market.

Our executive compensation philosophy is to link compensation with individual achievement, the Company’s performance, and stockholder value creation. This philosophy manifests itself in the following four primary objectives:

•	attract, retain and reward executive officers capable of achieving our business objectives;

•	offer competitive compensation opportunities that reward individual contribution and Company performance;

•	align the interests of executive officers and stockholders over the long-term; and

•	pay total compensation that is commensurate with the performance achieved and value created for stockholders.

Our executive compensation program offers three distinct direct compensation elements that are consistent with the objectives outlined above:

•

Base salary: A cash base salary enables us to recruit and retain qualified executives by providing regular, stable compensation for their service during the year. We offer base salaries that are competitive with our peers and commensurate with the industry, the experience of the executive and the scope of the role.

•

Annual bonus: Our cash bonus plan is designed to reward the achievement of our annual performance targets, which align with our strategic business priorities. These targets are based primarily on objective and quantitative components, but also include qualitative components for measuring both corporate and individual achievement relative to pre-established objectives.

•

Equity compensation: We use multiple equity vehicles, including stock options and PSUs for our officers, to deliver long-term incentive compensation in a manner that aligns employee interests with the interests of our stockholders, and serves as a retention tool through multi-year vesting schedules.

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COMPENSATION DISCUSSION & ANALYSIS

Financial Performance Highlights

ICE continued to deliver strong annual operating results as evidenced by the following 2021 performance highlights:

•	Sixteenth consecutive year of record revenues, including record financial results each year as a public company;

•	2021 net revenues of $7.1 billion; 2021 GAAP diluted earnings per share (“EPS”) of $7.18 and 2021 adjusted diluted EPS of $5.15, up 17% year-over-year;[1]

•	Record 2021 operating income of $3.4 billion and record adjusted operating income of $4.2 billion, up 18% year-over-year; [1]

•	Record annual operating cash flow of $3.1 billion, and record free cash flow of over $2.8 billion, up 17% year-over-year; [1]

•	Paid down $2.6 billion of debt and reached our target leverage of 3.0x gross debt to adjusted EBITDA nearly a year ahead of schedule after our acquisition of Ellie Mae in 2020; [1], [2]

•	Returned nearly $1 billion to stockholders through dividends and share repurchases in 2021, and increased first quarter 2022 quarterly dividend by 15% relative to 2021;

•	Three-year total stockholder return (“TSR”) of 88% (based on stock price increase from $75.33 on December 31, 2018 to $136.77 on December 31, 2021, plus quarterly dividend payments); and

•	Expanded and strengthened markets served and range of data, technology and risk management services through organic growth and strategic acquisitions and investments.

2021 Executive Compensation

2021 Target Direct Compensation

The Compensation Committee, with the help of its independent compensation consultant, reviews the target direct compensation for our NEOs each year. We have historically aimed to set targets for each element of total direct compensation between the median and 75th percentile of our peer group, depending upon factors including the NEO’s experience in his or her respective position, individual performance and impact on the organization, Company performance, retention objectives and internal pay equity considerations. The

[1]

Net revenue figures represent total revenues less transaction-based expenses. Adjusted diluted EPS, adjusted operating income, free cash flow and adjusted EBITDA are non-generally accepted accounting principle (“GAAP”) metrics. Please refer to the section titled “Non-GAAP Measures” in ICE’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 3, 2022, and our earnings supplement available at www.ir.theice.com, for the equivalent GAAP term and reconciliation to the GAAP term.

[2]	EBITDA is “earnings before interest and other non-operating income and expense, taxes, depreciation and amortization,” which is a non-GAAP financial measure.

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COMPENSATION DISCUSSION & ANALYSIS

Compensation Committee considers each NEO’s total compensation package when making changes to the individual elements that comprise the NEO’s compensation. For example, if the Compensation Committee makes a change to an officer’s base salary, the Compensation Committee reviews the change in light of the other elements of compensation, including the annual bonus and equity compensation. For 2021, target compensation levels for each of our NEOs were informed by reviews completed in 2020 and 2021. Based on those reviews, the Compensation Committee made no changes to base salaries, target annual bonuses or target equity incentives for each of our NEOs, other than Warren Gardiner who was newly appointed as Chief Financial Officer in May 2021.

Note that Mr. Hill stepped down as Chief Financial Officer in May 2021, but continued to provide active transition assistance through the year as a non-officer employee. In connection with his transition agreement, as reflected in the 2021 Summary Compensation Table, Mr. Hill received a base salary and annual cash bonus for 2021, but did not receive a 2021 equity award.

The table below sets forth the target direct compensation for our NEOs, other than Mr. Hill, and its positioning relative to peers.

				Target Total Direct Compensation
Name and Position	Base Salary as of June 1, 2021 ($) (1)	2021 Target Annual Bonus (% of Base Salary)(2)	Target Equity Compensation ($) (3)	($)	Positioning Relative to Peers
Jeffrey C. Sprecher Chair and Chief Executive Officer	$1,050,000	250%	$10,750,000	$14,425,000	50th
A. Warren Gardiner (4) Chief Financial Officer	$550,000	125%	$1,250,000	$2,487,500	Below 25th
Benjamin R. Jackson President, Intercontinental Exchange	$725,000	200%	$3,750,000	$5,925,000	50th
David S. Goone Chief Strategy Officer	$675,000	175%	$2,750,000	$4,606,250	75th
Lynn C. Martin President, NYSE Group and Chair, ICE Fixed Income & Data Services	$700,000	150%	$2,750,000	$4,500,000	75th

(1)	For Messrs. Sprecher, Jackson, Goone and Ms. Martin, the Compensation Committee determined that no adjustments would be made to base salary.

(2)	For Messrs. Sprecher, Jackson, Goone and Ms. Martin, the Compensation Committee determined that there would be no changes to target annual bonus amounts for 2021.

(3)	For Messrs. Sprecher, Jackson, Goone and Ms. Martin, the Compensation Committee determine there would be no changes to target equity compensation.

(4)	Mr. Gardiner was appointed to his current position of Chief Financial Officer on May 15, 2021 at the compensation levels noted above.

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COMPENSATION DISCUSSION & ANALYSIS

Annual Bonus

Our NEOs participate in the Executive Bonus Plan. Annual bonuses are earned between 0% and 200% of target based on performance measures established at the beginning of each year. Any potential payments are limited according to the terms of the Executive Bonus Plan. Furthermore, the impact of mid-year merger and acquisition activity is excluded from results and cannot be used to meet quantitative financial performance targets established at the beginning of the year.

At the beginning of each year, the Compensation Committee and, as it relates to financial and strategic metrics, the Board of Directors approves Company and individual goals for the year. From these goals, management business objectives (“MBOs”) are established that serve as the performance measures for the annual bonus. At the end of each year, the Compensation Committee evaluates the Executive Bonus Plan funding and awards annual bonus payments to the NEOs based on Company and individual achievement of the pre-established MBOs. The Compensation Committee also determines the overall bonus pool available for our broad-based employee annual bonus plan, based on the same MBO achievement criteria.

MBOs for our executive officers, including our NEOs, are made up of financial measures (90%) and non-financial measures (10%). For purposes of 2021 annual bonuses, the financial measures consisted of revenue performance (weighted 30% of the total annual bonus) and adjusted net income performance (weighted 60% of the total annual bonus). The Compensation Committee and management believe that revenue is the right measure for annual performance given our focus on growth. Adjusted net income, which is weighted more heavily, was chosen as it is tied to our overall profitability. The non-financial performance measures included items such as product launches, strategic management of M&A activity, key technology initiatives, human capital leadership, and leadership development. Determining achievement of the non-financial measures involves a subjective assessment of corporate and individual performance by the Compensation Committee. The Compensation Committee believes that it is appropriate to use some subjective assessments (within the context of the objective EBITDA-based funding formula and maximum bonus amounts) as part of the annual bonus determination in light of ICE’s growth, its rapidly evolving industry, the existence of few direct peer companies and the challenges inherent in establishing objective and strictly budget-based goals in a dynamic environment.

The Compensation Committee strives to set the performance targets for the annual bonus plan at levels that are challenging but achievable and incorporate a significant degree of “stretch” to encourage and reward outstanding corporate performance. The payouts are leveraged to provide higher payments in years of exceptional performance and lower payments in years where performance is below the target level. For 2021 our target goals for revenue and adjusted net income represented an approximately 19% and 12% increase, respectively, over 2020 actual results, which the Compensation Committee believes were properly challenging given the economic and competitive conditions that ICE faced.

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COMPENSATION DISCUSSION & ANALYSIS

In December 2021 and February 2022, the Compensation Committee reviewed ICE’s performance and determined that the 2021 financial performance MBOs were achieved as follows:

Financial Metric	2021 Goal	2021 Actual*	2021 Actual Compared to 2021 Goal
Net Revenues (weighted 30%)	$6,762 Million	$7,117 Million	105%
Adj. Consolidated Net Income Attributable to ICE (weighted 60%)	$2,670 Million	$2,967 Million	111%
*

The 2021 actual adjusted consolidated net income attributable to ICE is equal to the adjusted consolidated net income attributable to ICE included in ICE’s most recent Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on February 3, 2022, and also excludes the results of Bakkt Holdings, LLC (“Bakkt”) prior to its merger with VPC Impact Acquisition Holdings (“VPC”).

The above weighted financial performance achievement accounts for 90% of the overall annual bonus determination. Based the factors and accomplishments, noted below, the Compensation Committee determined that the NEOs achieved their 2021 non-financial performance MBOs at target (100%), which accounts for 10% of the overall annual bonus determination. Upon evaluating both the financial and non-financial performance, the Compensation Committee determined the final overall 2021 annual bonus achievement to be 108% of target.

In determining achievement of the 2021 non-financial performance MBOs, the Compensation Committee considered the following individual contributions:

•

Mr. Sprecher: successfully merged Bakkt with VPC; successfully navigated Brexit-related changes across businesses that straddle the European Union and U.K.; progressed Company ESG reporting through materiality analysis, greenhouse gas emissions disclosures, additional metrics on social factors such as diversity, and alignment with standardized reporting; continued development of products and services that enable our customers to make an ESG impact; successfully managed a cross-Company leadership transition that highlights the depth and diversity of senior leadership; continued leadership in attracting highly qualified and diverse Board candidates; continued leadership in developing the role of human capital management and promoted increased engagement with employees with respect to leading the business and culture, including by making progress on promoting greater diversity and expanding employee development opportunities; strategic foresight and market leadership; significant work with global regulators, lawmakers and investors.

•

Mr. Gardiner: significant work with institutional investors, rating agencies and analysts; successful transition into the Chief Financial Officer role, leadership in budgeting, forecasting and scenario planning processes, as well as risk assessments.

•

Mr. Jackson: leadership in advancing the Company’s mortgage technology offering and realizing cross segment efficiencies and opportunities; leadership across ICE’s global futures businesses, including the continued development of ICE Futures Abu Dhabi. System reliability, performance and scale enhancements across all of ICE’s technology platforms; leadership on enterprise risk management framework; continued leadership in the identification and mitigation of key risks and uncertainties related to projects and daily operations; leadership on the continued development and execution of the Company’s cybersecurity strategy; significant work with investors.

•

Mr. Goone: strategic oversight and board leadership for key investments and relationships (e.g., The Depository Trust & Clearing Corporation and The Options Clearing Corporation), continued leadership on product development and market structure matters; and leadership on ICE Benchmark Administration’s continued evolution and growth.

•

Ms. Martin: leadership on continued growth and development of data services business, including realizing cross segment efficiencies and opportunities; significant results in ETF’s and reference data; acquisitions and integrations of Kalotay Analytics and risQ.

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COMPENSATION DISCUSSION & ANALYSIS

Based on the performance and considerations described above, the following annual bonus awards for fiscal year 2021 were approved by the Compensation Committee:

Name and Position	2021 Annual Bonus
Jeffrey C. Sprecher Chair and Chief Executive Officer	$2,835,000 (108% of target)
A. Warren Gardiner Chief Financial Officer	$742,500 (108% of target)
Benjamin R. Jackson President, Intercontinental Exchange	$1,566,000 (108% of target)
David S. Goone Chief Strategy Officer	$1,275,750 (108% of target)
Lynn C. Martin President, NYSE Group and Chair, ICE Fixed Income & Data Services	$1,134,000 (108% of target)
Scott A. Hill Former Chief Financial Officer	$1,370,200 (108% of target)

All annual bonus awards for the NEOs were paid in cash in February 2022 and are included in the “Non-Equity Incentive Plan Compensation” column in the 2021 Summary Compensation Table.

As noted above, the Compensation Committee seeks to set annual bonus performance targets at levels that incorporate a significant degree of “stretch”. Based on our history of achievement under the annual bonus plan, we believe that we have succeeded in setting targets that represent stretch but achievable goals. As illustrated by the below chart, we have performed close to the target level in each of the last five years notwithstanding the fact that we experienced a significant amount of growth during the five-year period, which further illustrates the stretch built into each year’s target goals.

Overall Bonus Achievement Versus Goal as a % of Target
2021	2020	2019	2018	2017
108%	103%	98%	102%	100%

2022 Annual Bonus Award Structure

For purposes of the 2022 Annual Incentive Plan, the Company will utilize the same financial measures and weightings as used in 2021. With regard to specific performance goals for 2022, we note that because the Company does not provide detailed revenue or earnings guidance, the specific 2022 financial goals are not detailed in this filing. We will publish the 2022 targets and the corresponding achievement in our 2023 Proxy Statement filing. Please refer to our Investor Relations website at www.ir.theice.com for publicly available information related to our financial performance.

Equity Compensation

The Compensation Committee believes that equity awards are an effective vehicle to align the interests of executive officers with those of our stockholders, serve as a retention tool through multi-year vesting schedules and discourage employees from taking inappropriate business risks. ICE is sensitive to the concerns of its stockholders regarding the potential dilutive impact of equity awards, and also takes into account the relevant accounting and tax impact of all potential forms of equity awards in designing its grants. Additionally, when determining the form in which to deliver equity compensation, the Compensation Committee seeks to maintain a focus on both growth and financial performance.

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COMPENSATION DISCUSSION & ANALYSIS

For purposes of 2021 equity awards, the Compensation Committee determined it was appropriate to continue to award equity compensation in the form of EBITDA-based PSUs, TSR-based PSUs and stock options. The portion of the award delivered by 3-year cliff vesting TSR-PSUs was 40% of the total award, the portion of the award delivered via EBITDA-PSUs was 40% of the total award and the remaining 20% of the award was delivered in the form of stock options.

Stock Options

We chose stock options as a means of linking a portion of the long-term incentive (LTI) awards for our most senior executives directly to the Company’s stock price growth and performance. For the 2021 award, the Compensation Committee determined that the options would vest ratably over a period of three years following the grant date. The Compensation Committee believes the use of stock options is appropriate given the Company’s continued positioning as a growth company.

TSR-based PSUs

We introduced TSR-based PSUs in 2017 as a means of creating a stronger link between long-term stockholder value creation and executive rewards, granting 20% of LTI to our NEOs through this vehicle in both 2017 and 2018 and 30% of LTI in TSR-based PSUs to our NEOs in both 2019 and 2020. In 2021, we increased the weighting of TSR-based PSUs to 40% (from 30%), and decreased the weighting of EBITDA-based PSUs to 40% (from 50%), of each NEOs target annual award value to place additional emphasis on multi-year performance and maintained that weighting for delivery of 2022 awards. As illustrated below, the number of shares ultimately earned under these PSUs will vary based on the Company’s cumulative TSR performance over the three-year period relative to that of the S&P 500.

	Threshold Performance	Target Performance	Maximum Performance
Company 3-Year TSR relative to S&P 500 3-Year TSR	25th percentile	50th percentile	75th percentile
PSUs earned (as % of target)	50%	100%	200%

The 2021 TSR-based PSU awards will cliff vest in February 2024 upon the Compensation Committee’s determination of performance achievement. For TSR-PSU grants for which the performance period has been completed, results are noted below.

	2019 Award	2018 Award	2017 Award
Performance Period	1/1/2019 - 1/1/2022	1/1/2018 -12/31/2020	1/1/2017 - 12/31/2019
Company Actual 3-Year TSR relative to S&P 500 3-Year TSR	59th percentile	78th percentile	69th percentile
PSUs earned (as % of target)	137%	200%	175.2%

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EBITDA-based PSUs

We chose EBITDA-based PSUs as a means of rewarding senior executives for delivering on important pre-established financial performance goals. The Compensation Committee continues to believe that EBITDA is a very strong indicator of Company performance and stockholder value and it is the most prominent measure evaluated when determining the financial impact of actual and/or potential acquisitions. The Compensation Committee determined that a one-year performance period was appropriate again in 2021 for this portion of the long-term incentive awards because of the Company’s continued growth trajectory due, in part, to our acquisitive nature. The Compensation Committee determined that as a growth company that is continually developing new products and services and entering new markets, the one-year measure provides the Compensation Committee the opportunity to reset targeted EBITDA performance each year to account for the impact and financial expectations of new products, services, markets and acquisitions. Because EBITDA has been utilized as a consistent measure for these types of awards, the Compensation Committee has the opportunity to ensure that year-over-year targets have a sufficient degree of “stretch”.

The EBITDA-based PSUs were subject to ICE’s 2021 EBITDA performance as well as a stock market condition that could have reduced the number of shares that were earned above target based on ICE’s 2021 TSR as compared to the S&P 500 index. The number of shares that could have been earned based on ICE’s 2021 EBITDA performance ranged from 0% for performance below the threshold performance, 50% of the target award for performance at the threshold (85% of the EBITDA goal), 100% of the target award for performance at the target (100% of the EBITDA goal) and 200% of the target award for performance at the maximum (113% of the EBITDA goal) performance level. EBITDA results excluded the impact of mid-year M&A activity, which could not be used to meet EBITDA performance targets. In the event ICE achieved above-target EBITDA performance, the stock market condition would have reduced the number of shares earned above target by 10 percentage points if ICE’s 2021 TSR was below the S&P 500 index’s 2021 TSR by 10% or less, or reduced such shares by 20 percentage points if ICE’s 2021 TSR was below the S&P 500 index’s 2021 TSR by more than 10%. The table below illustrates the number of PSUs earned based on EBITDA performance and the impact of the stock market condition. Earned awards vest in three equal annual installments beginning in February 2022.

	Threshold Performance (85% of goal)	Target Performance (100% of goal)	Maximum Performance (113% of goal)
2021 Consolidated EBITDA	$3,691 Million	$4,343 Million	$4,907 Million
Greater than or equal to S&P 500 Index 2021 TSR	50%	100%	200%
Below S&P 500 Index 2021 TSR by 10% or less			190%
Below S&P 500 Index 2021 TSR by greater than 10%			180%

The following equity awards were granted to the NEOs on February 5, 2021:

Name and Position	Stock Options (1) (#)	TSR-Based PSUs (# at target)	EBITDA-Based PSUs (# at target)
Jeffrey C. Sprecher Chair and Chief Executive Officer	94,699	37,656	37,656
A. Warren Gardiner (2) Chief Financial Officer	-	-	3,940
Benjamin R. Jackson President, Intercontinental Exchange	33,034	13,136	13,136
David S. Goone Chief Strategy Officer	24,225	9,633	9,633
Lynn C. Martin (3) President, NYSE Group and Chair, ICE Fixed Income & Data Services	24,225	9,633	9,633

(1)	The stock options were granted with a strike price of $114.19, which was the closing price of our Common Stock on the grant date, February 5, 2021.

(2)

Additionally, Mr. Gardiner received an award of 1,313 time-based restricted stock units on February 5, 2021 based on the equity mix for his role prior to being appointed as Chief Financial Officer. Mr. Gardiner also received an award of 2,719 time-based restricted stock units on February 26, 2021 in connection with his planned assumption of the role of Chief Financial Officer.

(3)

Additionally, on December 3, 2021, Ms. Martin received an award of 3,840 time-based restricted stock units in connection with her planned assumption of the role of President, NYSE Group and Chair, ICE Fixed Income & Data Services.

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COMPENSATION DISCUSSION & ANALYSIS

At a meeting in early February 2022, the Compensation Committee determined that ICE’s EBITDA performance for 2021 was approximately 106.5% of target, as illustrated below.

Financial Metric	2021 Goal	2021 Actual*	2021 Actual Compared to 2021 Goal
Consolidated EBITDA	$4,343 Million	$4,627 Million	106.5%
*

The 2021 actual consolidated EBITDA is equal to earnings before interest, taxes, depreciation, and amortization adjusted for the non-GAAP measures described in ICE’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as filed with the SEC on February 3, 2022, and also excludes the results of Bakkt prior to its merger with VPC.

Because ICE’s 2021 EBITDA performance was above target, as detailed above, the award was subject to a reduction based on ICE’s 2021 TSR relative to that of the S&P 500. ICE’s TSR performance was below that of the S&P 500 by more than 10% and after the applicable reduction was applied each NEO earned 140% of EBITDA-based PSUs set forth in the table above (down from 150% before the reduction). The first tranche (1/3) of shares earned pursuant to 2021 EBITDA-based PSUs vested on February 15, 2022. Subject to continued employment, the second and third tranches of shares earned are scheduled to vest in equal portions in February 2023 and February 2024. We do not pay any dividends or dividend equivalents on unearned PSUs.

As with the Company’s approach to annual bonuses, the Compensation Committee seeks to set equity compensation performance goals at levels that incorporate a significant degree of “stretch”. Based on our history of achievement with respect to EBITDA-based PSUs, we believe that we have succeeded in setting targets that challenge our NEOs, and reward exceptional performance. As illustrated in the below chart, we have performed close to the target level in each of the last five years notwithstanding the fact that we experienced a significant amount of growth during the five-year period, further illustrating the “stretch” built into each year’s target goals.

	2021	2020	2019	2018	2017
Overall EBITDA Achievement as a % of Target	106.5%	103.6%	98.2%	101.6%	100.0%
TSR Adjustment (if EBITDA Performance is Above Target)	-20% of the over-target amount	None (ICE TSR Exceeded S&P 500 TSR)	Not Applicable	None (ICE TSR Exceeded S&P 500 TSR)	Not Applicable
Resulting % of Target Shares Earned	140.0%	127.7%	94.0%	112.3%	100.0%

Equity awards for all officers are approved by the Compensation Committee. ICE management is not authorized to approve equity awards for officer-level employees and does not have the discretion or authority to govern the timing of equity awards. In 2021, no equity awards for officers were approved outside of a Compensation Committee meeting. ICE uses the closing price of its Common Stock on the NYSE on the grant date for purposes of establishing the strike price of stock options and for accounting purposes of other equity awards. ICE has not issued stock options with an exercise price below the fair market value of its Common Stock on the grant date.

Restricted Stock Awards to Warren Gardiner and Lynn Martin

In February 2021, in order to recognize Mr. Gardiner for his assumption of the role of Chief Financial Officer to occur in May 2021, the Compensation Committee approved a restricted stock unit award to Mr. Gardiner with a grant date value of approximately $300,000, with a three-year, pro-rata vesting schedule.

In December 2021, in order to recognize her assumption of the role of President, NYSE Group and Chair, ICE Fixed Income & Data Services, the Compensation Committee approved a restricted stock unit award to Ms. Martin with a grant date value of approximately $500,000, with a three-year, pro-rata vesting schedule.

2022 Equity Award Structure

As noted above, beginning in 2017, the Company introduced the TSR-based PSU award as 20% of that year’s overall equity award, and reduced the portion delivered by the EBITDA-based PSU award (with its one-year performance period), in order to introduce a longer performance period to the Company’s equity awards. The same mix was utilized for the 2018 equity award.

In 2019, the portion of the award delivered via TSR-based PSUs was increased to 30% and the use of EBITDA-based PSUs was decreased again. The same mix was utilized for the 2020 equity award.

In 2021, the Compensation Committee determined that it would be appropriate to continue to heighten the emphasis on a multi-year performance measure by increasing the weighting of the TSR-based PSU award to 40% of the total equity award, and to reduce the use of EBITDA-based PSUs again such that our overall equity award granted to our NEOs in early February 2021 was 40% TSR-based PSUs, 40% EBITDA-based PSUs and 20% through stock options.

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In 2022, awards were granted at the same mix of 40% TSR-based PSUs, 40% EBITDA-based PSUs and 20% through stock options.

With regard to the specific performance goals for purposes of the 2022 EBITDA-based PSU award, we note that because the Company does not provide detailed revenue or earnings guidance, the specific 2022 EBITDA goal is not detailed in this filing. As we have done in this filing with respect to the 2021 award, we will publish the 2022 EBITDA target for our 2022 PSU awards and the corresponding achievement in our 2023 Proxy Statement filing.

Please refer to our Investor Relations website at www.ir.theice.com for publicly available information related to our financial performance.

Other Compensation and Benefits

Perquisites

ICE provides medical insurance, life and disability insurance and other benefits to executives that are generally available to other employees. For certain grandfathered U.S. executive officers, including Messrs. Sprecher, Hill, Jackson and Goone, ICE provides an enhanced term life insurance benefit (calculated at five times salary less $100,000) and a supplemental disability insurance benefit that is designed to approximate the total benefit level (60% of eligible compensation) that cannot be provided pursuant to the limits in our group disability plans ($10,000 per month). Our contributions to these benefits programs are included in the 2021 All Other Compensation section of the 2021 Summary Compensation Table below. Our Compensation Committee has approved a Corporate Aircraft Policy, which, among other things, includes an authorization of up to $75,000 of incremental cost per year to ICE for personal use of company-owned or leased aircraft by Mr. Sprecher and $50,000 by Messrs. Hill, Goone, Jackson and Ms. Martin. In 2021, Mr. Sprecher did have personal use of the aircraft and reimbursed the Company for the full value of this usage as permitted by the Corporate Aircraft Policy. The amount reimbursed by Mr. Sprecher equaled the incremental costs to the Company for such flights as computed from data from an independent third-party. Mr. Goone and Ms. Martin did not use any of the amount allocated to them under the Corporate Aircraft Policy. Mr. Jackson had $50,000, and Mr. Hill had $47,923, of unreimbursed cost for personal use of company-owned aircraft, which is reported in the 2021 Summary Compensation Table and the 2021 All Other Compensation Table. In addition in 2021, the Compensation Committee approved the payment of $125,000 to the Federal Trade Commission on behalf of Mr. Sprecher in connection with filing fees for Hart-Scott-Rodino Antitrust Improvements Act of 1976 (“HSR”) filings. These filings and the corresponding filing fees were required in part due to Mr. Sprecher’s participation in ICE’s equity compensation programs. Mr. Sprecher is responsible for taxes due as a result of ICE paying the filing fees and he was not provided a tax gross-up payment. This $125,000 appears in the 2021 Summary Compensation Table and 2021 All Other Compensation Table.

There were no other perquisites provided to any of our executive officers in 2021 that would require disclosure in the 2021 Summary Compensation Table.

Retirement Plans

We provide retirement benefits to U.S. corporate officers through a 401(k) retirement plan on the same terms and conditions as those offered to all ICE employees. Generally, in 2021, we provided an immediately vested matching contribution of 100% of the first 6% of employee deferrals of eligible compensation to all participants in the plan, subject to Internal Revenue Service limits ($290,000 per individual in 2021). We do not offer an active defined benefit pension plan or any other form of active supplemental executive retirement plan.

2021 “Say-on-Pay” Vote Result and Stockholder Engagement

At our 2021 Annual Meeting of Stockholders held on May 14, 2021, approximately 90% of stockholders voted to approve the non-binding advisory vote on executive compensation, which the Compensation Committee considered to be a general endorsement of our executive compensation program. In addition to seeking stockholder feedback through our “say-on-pay” votes, we held meetings with some of our largest stockholders to obtain their views on our executive compensation program and governance matters as described above under Structure and Role of Our Board — Stockholder Engagement. The Compensation Committee will continue to review our executive compensation program as well as consider stockholder input and consider the outcome of our “say-on-pay” votes when making future compensation decisions for our NEOs.

Compensation Practices

We do not maintain formal targets for the allocation of total compensation through each compensation element. We do strive to maintain a low fixed-cost compensation structure (i.e., base salary, benefits and perquisites) and to deliver the majority of value through variable pay elements (i.e., annual bonus and performance-based equity compensation). We have maintained this “pay for performance” orientation since our founding and believe it is an important element of our entrepreneurial culture.

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COMPENSATION DISCUSSION & ANALYSIS

Based on a review by Compensation Advisory Partners (“CAP”), the Compensation Committee’s independent compensation consultant, our mix of compensation continues to emphasize variable incentive compensation, rather than fixed compensation, to a degree that is consistent with our peers. This focus on variable incentive compensation is consistent with the Compensation Committee’s emphasis on performance-based awards for officers and our compensation philosophy.

We believe that our mix of cash/non-cash and short-term/long-term incentives provides an appropriate balance between our longer-term business objectives and shorter-term retention and competitive needs. We also believe that providing the majority of our NEOs’ compensation in the form of long-term incentive awards, when combined with our clawback policy and stock ownership requirements, each discussed below, has the additional benefit of discouraging employees from taking inappropriate risks.

Compensation Committee Role

Our Compensation Committee is responsible for designing, administering and implementing our executive compensation programs. The Compensation Committee is composed of three directors and each of the three directors is a “non-employee director,” as defined in Rule 16b-3 promulgated under the Exchange Act, and an “outside director,” as defined pursuant to Section 162(m) of the Code. The Compensation Committee determines the type and level of compensation for executive officers (generally defined as Section 16 officers under the Exchange Act, but the Compensation Committee has historically included all corporate officers under this definition), reviews the performance of the Chief Executive Officer, and oversees the administration of ICE’s Executive Bonus Plan, ICE’s broad-based employee annual bonus plan and all of ICE’s equity compensation plans. The Compensation Committee Charter, which is periodically reviewed and revised by the Compensation Committee and the Board of Directors, outlines the specific responsibilities of the Compensation Committee. For a copy of the Compensation Committee Charter, please refer to our Governance and Charter Documents provided on our website at https://ir.theice.com/governance/governance-overview.

Our Annual Review Process

The Compensation Committee reviews our executive compensation programs and practices each year with the help of its independent compensation consultant, CAP. Reviews were completed in both 2020 and 2021 that informed decision-making for 2021 compensation levels. Generally, the 2020 review informed decision-making regarding the target value for 2021 equity awards granted in February 2021, and the 2021 review informed decision making regarding 2021 salary adjustments as well as target 2021 annual incentive opportunities. The next review will be completed in 2022.

In setting target direct compensation levels for each NEO, the Compensation Committee reviews an analysis of individual compensation levels prepared by CAP that reports compensation paid to the NEO and compares base salary, total cash compensation (base salary plus annual bonus) and total direct compensation (total cash compensation plus equity compensation) against relevant market data, including peer group data.

For Mr. Sprecher, our Chief Executive Officer, the Compensation Committee determines individual performance and conducts an annual review of his salary, bonuses and equity awards. For other NEOs, Mr. Sprecher provides input to the Compensation Committee regarding his views on the performance of these other officers during the Compensation Committee’s annual review of salary, bonuses and equity awards.

In addition to examining market data on individual positions, the Compensation Committee also focuses on the “total cost of management,” which is an aggregation of total direct annual compensation for the NEOs, excluding any special one-time awards. Based on the analysis prepared in 2021 by Compensation Advisory Partners, our “total cost of management” is at the median of the peer group.

Role of Compensation Consultant

During 2021, the Compensation Committee retained CAP, to advise the Compensation Committee on executive compensation matters. The information provided by CAP in 2021 included: competitive salary, bonus and equity data for certain positions within ICE and a benchmarking analysis against our peers. In addition, CAP helped analyze our bonus and equity programs, provided advice regarding the selection of our peer group, provided updates to the Compensation Committee on trends and regulatory developments, analyzed director compensation and assisted in the review of our compensation plans to determine if the arrangements incented inappropriate risk taking.

The NEOs have not participated in the selection of CAP or any other compensation consultant in connection with advice regarding executive and director compensation matters. A representative from the compensation consultant attends most Compensation Committee meetings and is available between meetings as a resource for the Compensation Committee and management. The Compensation Committee determines in its sole discretion which compensation consultant to retain for various services, and the consultant reports directly to the Compensation Committee. Use of a particular consulting firm by the Compensation Committee does not preclude management from hiring the same consulting firm. In 2021, Compensation Advisory Partners did not provide any other services to ICE. In compliance with the SEC and NYSE requirements regarding the independence of compensation consultants, CAP provided the

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Compensation Committee with a letter addressing each of the six independence factors. The Compensation Committee concluded that their responses affirm the independence of the firm and its partners, consultants, and employees who service the Compensation Committee on executive compensation matters and governance issues.

Compensation Peer Group

The Compensation Committee utilizes a peer group to assess ICE’s executive compensation program. ICE’s peer group includes comparable financial exchanges, financial services data providers, technology companies and other related companies based on metrics such as revenue and market capitalization. The peer group is reviewed annually by the Compensation Committee, with assistance and recommendations from its independent compensation consultant, and adjustments are made that may be deemed appropriate. The Compensation Committee reviews annually the executive pay practices of these peer companies as reported in industry surveys, public filings and reports from compensation consulting firms. This information is considered when making recommendations for ICE’s compensation programs and practices.

The 2021 peer group was substantially similar to the 2020 peer group, with the following changes:

•	TD Ameritrade was removed after being acquired by Charles Schwab.

The 2021 peer group consists of the following companies:

CME Group, Inc.	IHS Markit	Nasdaq Inc.

Deutsche Börse AG	London Stock Exchange	Northern Trust Corp.

Fidelity National Information Services Inc.	Mastercard, Inc.	S&P Global Inc.

Fiserv Inc.	Moody’s Corp.	Salesforce.com Inc.

Hong Kong Exchanges and Clearing Limited	MSCI Inc.	State Street Corp.

Global Payments Inc.

Risk Assessment with Respect to Compensation

The Compensation Committee, with the assistance of its independent compensation consultant and management, has completed a review of compensation policies and programs, including those not applicable to NEOs, and does not believe there are circumstances where the risks arising from these policies or programs are reasonably likely to have a material adverse effect on ICE. The review examined the balance of fixed and variable elements of compensation, mix of cash and non-cash components and focus on both annual and longer-term operational and financial performance alignment with stockholder interests. Moreover, our compensation program design incorporates certain structural features that align our NEOs’ financial incentives with those of our stockholders and mitigate inappropriate risk-taking by our executives, including our NEOs. These features include a clawback policy, stock ownership requirements, and a total compensation mix weighted in favor of long-term, equity-based awards. The Compensation Committee continues to monitor the risk exposure of our compensation policies and programs.

Clawback Policy

We have adopted a compensation recoupment, or “clawback” policy, to permit ICE to seek recovery of performance-based incentive awards in the event of certain financial statement restatements. The clawback policy states:

It is ICE’s policy that if ICE’s financial statements are required to be restated due to intentional misconduct and/or fraud, the Compensation Committee will, when deemed appropriate in its discretion, direct that ICE seek to recover all or a portion of any affected award made to officers who have engaged in the intentional misconduct and/or fraud that caused the need for the restatement with respect to any fiscal period of ICE. An “affected award” includes any cash or equity-based bonus or incentive compensation payment awarded or given to the employee after the effective date of this policy, and the net proceeds of any stock options exercised after the effective date of this policy, that were advantaged by the filing of the financial statements that were required to be restated.

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COMPENSATION DISCUSSION & ANALYSIS

The amount to be recovered from such individual shall be the estimated amount up to which the affected award exceeded the amount that would have been paid to (or received by) the employee had ICE’s financial statements been properly stated. The Compensation Committee has the authority to determine an appropriate recovery amount, if any, under the circumstances, and whether to initiate or continue pursuing a recovery, based upon factors consistent with the Compensation Committee’s exercise of its fiduciary duties and the Compensation Committee’s good faith reliance upon information, opinions or advice from professional advisors, consultants or experts.

When the clawback provision under the Dodd-Frank Wall Street Reform and Consumer Protection Act is finalized and adopted, we will update our policy, as necessary.

As further referenced under “Employment Agreements and Other Factors Affecting 2021 Compensation - Termination for Cause or Executive Resignation Other than for Good Reason” - when executives are otherwise terminated for Cause all outstanding unvested equity is forfeited upon termination.

Termination of Employment and Change of Control Payments

We have entered into employment agreements with each of our NEOs that provide benefits upon certain employment terminations, including certain terminations in connection with a “Change in Control” of ICE. The terms of these employment agreements are discussed in more detail below under the heading “Employment Agreements and Other Factors Affecting 2021 Compensation”. The Compensation Committee believes that employment agreements with termination and certain Change in Control protections are appropriate and necessary to attract and retain executive level talent and to mitigate uncertainty and distraction of our management team in the event that the employment of any of our NEOs terminates. The Compensation Committee intends that the terms of NEO employment agreements be consistent with market practice, as adjusted to take into account our unique business considerations, and the Compensation Committee periodically reviews the terms of our NEOs’ employment agreements, including in comparison to market practice. The employment agreements with our NEOs do not include any Code Section 280G “golden parachute” excise tax gross-up provisions.

The Change in Control protections for NEOs require a “double-trigger” before a payment is provided, meaning that in the context of a Change in Control of the Company, the executive officer’s employment must be involuntarily terminated before any severance is paid. The Compensation Committee opted for “double-trigger” arrangements, rather than providing for payments solely on the basis of a Change in Control, because the Compensation Committee believes this to be more consistent with market practice and with our goal of encouraging our NEO’s continued employment following a Change in Control. Furthermore, the Change in Control provisions provide significant retention value with respect to our NEOs.

Stock Ownership Policy, Retention Recommendations and Anti-Hedging and Anti-Pledging Policy

Stock Ownership Policy

The Compensation Committee believes that it is in the best interests of stockholders for ICE’s executives and directors to own a significant amount of ICE Common Stock because a meaningful direct ownership stake by our executives and directors signals to our other investors and stockholders, and also helps facilitate, a strong alignment of interests and commitment to ICE’s success, while simultaneously providing a structural mechanism to discourage our executives from taking inappropriate business risks. Accordingly, ICE’s Stock Ownership Policy is applicable to ICE officers (including all of the NEOs, but excluding officers for whom a significant portion of their compensation is commission-based or who work in a jurisdiction where ICE does not typically grant equity awards) and directors, and requires the following level of ownership (expressed as a multiple of base salary for executives and a multiple of annual cash retainer for directors):

Position	Ownership Multiple Policy Requirement	Average Stock Ownership Multiple*
Chief Executive Officer	10 times base salary	645 times (Sprecher)
NEOs (other than CEO)	4 times base salary	27 times (Gardiner/Jackson/Goone/Martin)
C-Level Executives and Senior Vice Presidents (non-NEOs)	2 times base salary	All in compliance
Vice Presidents	1 times base salary	All in compliance
Members of the Board of Directors of ICE	5 times annual cash retainer	All in compliance
*	As defined in the Stock Ownership Policy and summarized below as of December 31, 2021. New officers and directors have five and three years, respectively, to comply with the ownership requirements.

In establishing the ownership multiple, the Compensation Committee considered information about ownership multiples at its peer companies, recommendations from its independent compensation consultant and third-party groups such as Institutional Shareholder Services (ISS). “Ownership,” for purposes of this Stock Ownership Policy, includes: (i) shares of ICE Common Stock that are owned

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outright (including those held by a spouse or dependent children), (ii) vested “in-the-money” stock options and (iii) unvested restricted stock and restricted stock units that are not subject to any performance-based vesting metric. All unvested stock options, “underwater” stock options and unearned performance-based equity awards (including EBITDA-based PSUs and TSR-based PSUs) do not count towards the ownership targets. A newly appointed corporate officer, or newly elected director, will have five and three years, respectively, from his or her date of hire or appointment as an officer or director to comply with this Stock Ownership Policy. The Compensation Committee will monitor the ownership levels of such executives and directors during this transition period.

The Compensation Committee monitors the stock ownership levels of our officers and directors on at least an annual basis. In the event of a corporate officer or director’s noncompliance with ICE’s stock ownership policy, the Compensation Committee will review the facts and circumstances regarding the noncompliance and will use its discretion in determining the appropriate corrective actions and/or penalties. Such corrective actions and penalties include, but are not limited to, instructing the officer or director to buy shares of our Common Stock in the open market to comply with the Stock Ownership Policy, reducing or eliminating future equity grants to the officer or director until they comply with the Stock Ownership Policy or issuing a warning to the officer or director. To date, there have been no instances of noncompliance with the Stock Ownership Policy.

Retention Recommendations

To facilitate meeting the minimum holding requirements as specified in this Stock Ownership Policy in a timely fashion, the Compensation Committee recommends that all corporate officers and directors retain a minimum of 50% of the net value of shares obtained pursuant to each stock option exercise and the vesting of stock units for all future grants of stock options or restricted stock until such corporate officer or director has satisfied the minimum stock ownership targets for his or her position.

Anti-Hedging and Anti-Pledging Policy

All employees, including executive officers and directors are subject to our Global Personal Trading Policy under which they are prohibited from hedging and pledging our Common Stock. Specifically, the following activities are prohibited under the policy:

•	Engaging in any speculative or hedging transaction, including short sales, in our Common Stock.

•	Buying or selling puts, calls, options, warrants, prepaid forward contracts, equity swaps, collars, exchange traded funds or similar instruments on our Common Stock or derivatives of our Common Stock.

•	Holding our Common Stock in margin accounts or pledging our Common Stock as collateral.

Policy on Deductibility of Compensation

Section 162(m) of the Code generally provides that publicly held companies may not deduct compensation paid to certain of its executive officers to the extent that such compensation exceeds $1 million per officer in a calendar year. Prior to federal tax reform legislation enacted in 2017, Section 162(m) of the Code included an exception to this $1 million limit for compensation that was considered “performance-based compensation” within the meaning of the Code. The new tax legislation removed the exception for “performance-based compensation” (unless the compensation qualifies for transition relief) for taxable years beginning after December 31, 2017. The Compensation Committee continues to consider the tax consequences when determining NEO compensation, including in light of changes to Section 162(m), and sets executive compensation in accordance with our compensation philosophies. The Compensation Committee believes that retaining and motivating our employees with a competitive compensation program that is aligned with our strategic business objectives is in the best interest of our stockholders, and accordingly retains discretion to award compensation that exceeds deductibility limitations if it deems appropriate in the circumstances.

2022 Proxy Statement  INTERCONTINENTAL EXCHANGE  35

EXECUTIVE COMPENSATION

2021 Summary Compensation Table

The following table presents information relating to the compensation earned by the NEOs for the fiscal years ended December 31, 2021, 2020 and 2019.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Stock Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($) (3)	All Other Compensation ($) (4)	Total ($)
Jeffrey C. Sprecher	2021	1,050,000	-	8,599,877	2,149,989	2,835,000	153,520	14,788,386
Chair and Chief Executive Officer	2020	1,050,000	-	8,599,862	2,149,998	2,703,750	32,649	14,536,259
	2019	1,050,000	-	8,599,987	2,149,643	2,572,500	36,778	14,408,908
A. Warren Gardiner (5)	2021	487,917	-	899,773	-	742,500	17,400	2,147,590
Chief Financial Officer
Benjamin R. Jackson	2021	725,000	-	3,000,000	749,984	1,566,000	74,336	6,115,320
President, Intercontinental Exchange	2020	700,000	-	2,199,963	549,985	1,493,500	68,567	5,012,015
	2019	675,000	-	2,199,958	549,900	1,157,625	52,278	4,634,761
David S. Goone	2021	675,000	-	2,199,985	549,990	1,275,750	31,524	4,732,249
Chief Strategy Officer	2020	675,000	-	2,199,963	549,985	1,216,688	29,427	4,671,063
	2019	675,000	-	2,199,958	549,900	1,157,625	29,127	4,611,610
Lynn C. Martin	2021	700,000	-	2,699,914	549,990	1,134,000	17,400	5,101,304
President, NYSE Group and Chair, ICE Fixed Income & Data Services	2020	687,500	-	1,599,905	399,991	1,081,501	17,100	3,785,997

Scott A. Hill (6)	2021	725,000	-	-	-	1,370,200	83,413	2,178,613
Former Chief Financial Officer	2020	725,000	-	2,679,879	669,988	1,306,813	76,676	5,458,356
	2019	725,000	-	2,679,918	669,881	1,243,375	76,376	5,394,550

(1)

The amounts in this column represent the aggregate grant date fair value of all restricted stock unit grants in the calendar year, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification 718, or ASC Topic 718 on the grant date, which is equal to our closing price on the grant date times the number of RSUs and the number of PSUs projected to be earned based on the probable outcome of the performance conditions to which the awards are subject. Amounts shown are for PSUs that were granted in February 2021, February 2020, and February 2019. A one-time promotion-related award of time-vesting restricted stock units granted to Mr. Gardiner and Ms. Martin in 2021 are also reflected in this column. If the maximum level of performance were achieved for the PSUs granted in February 2021, the reported amounts would equal $17,199,754, $899,818, $6,000,000, $4,399,970, and $4,399,970 for each of Mr. Sprecher, Mr. Gardiner, Mr. Jackson, Mr. Goone, and Ms. Martin respectively.

(2)

The amounts in this column represent the aggregate grant date fair value of all stock option grants in the calendar year. Additional details of the 2021 stock option awards are included in the 2021 Direct Compensation—Equity Compensation section of the Compensation Discussion & Analysis and footnote 1 of the 2021 Grants of Plan-Based Awards Table. These values were calculated in accordance with ASC Topic 718 on the date of grant using the following assumptions: risk-free interest rate 0.64%; expected life 5.74 years; expected volatility 23.74%; and expected dividend yield 1.16%, as further described in Note 11 to our Consolidated Financial Statements for 2021 (filed with our Annual Report on Form 10-K). The values for our February 2020 awards were calculated using the following assumptions: a risk-free interest rate 1.46%; expected life 5.82 years; expected volatility 19.94%; and expected dividend yield 1.3%. The values for our February 2019 awards were calculated using the following assumptions: risk-free interest rate 2.49%; expected life 5.9 years; expected volatility 20%; and expected dividend yield 1.44%.

(3)

The amounts in this column represent fiscal year 2019 through 2021 cash bonus awards that were paid in February of the following calendar year (i.e., February 2020, February 2021 and February 2022, respectively). For 2021, the NEOs were paid the amounts reported under “Non-Equity Incentive Plan Compensation” column pursuant to our Executive Bonus Plan.

(4)	The amounts in this column represent the items in the 2021 All Other Compensation Table below.

(5)	Mr. Gardiner was appointed to his current position of Chief Financial Officer on May 15, 2021.

(6)	Mr. Hill retired as Chief Financial Officer, effective May 14, 2021. See “2021 Payments Upon Termination—Scott Hill Retirement,” below for a description of the terms of Mr. Hill’s retirement.

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EXECUTIVE COMPENSATION

2021 All Other Compensation

The following table provides details regarding the perquisites received by each of the NEOs, as well as the other elements of compensation listed in the “All Other Compensation” column of the 2021 Summary Compensation Table, for the fiscal year ended December 31, 2021.

Name	401(k) Matching Contributions ($)(1)	Life Insurance Premiums ($)(2)	Disability Insurance Premiums ($)(3)	Other Amounts ($) (4)	Total ($)
Jeffrey C. Sprecher	17,400	11,120	-	125,000	153,520
A. Warren Gardiner	17,400	-	-	-	17,400
Benjamin R. Jackson	17,400	4,167	2,769	50,000	74,336
David S. Goone	17,400	4,947	9,177	-	31,524
Lynn C. Martin	17,400	-	-	-	17,400
Scott A. Hill	17,400	10,146	7,944	47,923	83,413

(1)

The amounts in this column represent fiscal year 2021 matching contributions under our 401(k) and Profit-Sharing Plan (the “401(k) Plan”). The matching formula is 100% of the first 6% of the eligible employee’s compensation contributed to the 401(k) Plan, subject to plan and statutory limits. Each NEO participates under the same terms and conditions as all other eligible employees.

(2)	The amounts in this column represent fiscal year 2021 payments of term life insurance policy premiums.

(3)	The amounts in this column represent fiscal year 2021 payments of supplemental disability insurance policy premiums.

(4)

The amount listed for Mr. Sprecher includes the $125,000 HSR filing fee paid on behalf of Mr. Sprecher as discussed in the CD&A. The amounts listed for Messrs. Jackson and Hill reflect the incremental cost of their personal use of the corporate aircraft during 2021, calculated based on the variable operating costs to ICE for each flight hour attributed to personal use (as well as any flight hours attributable to empty pick-up or return flights), including fuel costs, parts and maintenance costs; landing and parking fees; on-board catering costs; and crew expenses. These per hour costs were determined by using industry-standard cost-estimating guides. Since our aircraft is used primarily for business travel, we do not include the fixed costs that do not change based on usage, such as crew salaries, pilot training, depreciation, hangar rent and insurance. In addition to the incremental cost of personal aircraft use reported above, we also impute taxable income to the eligible NEOs for any personal aircraft use in accordance with IRS regulations and ICE does not provide tax reimbursements, or “gross-ups,” on those amounts.

2022 Proxy Statement  INTERCONTINENTAL EXCHANGE  37

EXECUTIVE COMPENSATION

2021 Grants of Plan-Based Awards

The following table presents information relating to plan-based awards granted to the NEOs in fiscal year 2021. References in the table to “2017 OIP” refer to the 2017 Omnibus Employee Incentive Plan and “EBP” refer to the Executive Bonus Plan.

	Grant Date and Approval Date		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Name			Threshold ($)	Target ($)	Max ($)	Threshold (#)	Target (#)	Max (#)
Jeffrey C. Sprecher
2017 OIP	2/5/2021	(1)							94,699	114.19	2,149,989
2017 OIP	2/5/2021	(2)				18,828	37,656	75,312			4,299,939
2017 OIP	2/5/2021	(3)				18,828	37,656	75,312			4,299,939
EBP		(4)	N/A	2,625,000	5,250,000
A. Warren Gardiner
2017 OIP		(1)							-	-	-
2017 OIP	2/5/2021	(2)				1,970	3,940	7,880			449,909
2017 OIP	2/5/2021	(5)				-	1,313	-			149,931
2017 OIP	2/26/2021	(6)				-	2,719	-			299,933
EBP		(4)	N/A	687,500	1,375,000
Benjamin R. Jackson
2017 OIP	2/5/2021	(1)							33,034	114.19	749,984
2017 OIP	2/5/2021	(2)				6,568	13,136	26,272			1,500,000
2017 OIP	2/5/2021	(3)				6,568	13,136	26,272			1,500,000
EBP		(4)	N/A	1,450,000	2,900,000
David S. Goone
2017 OIP	2/5/2021	(1)							24,225	114.19	549,990
2017 OIP	2/5/2021	(2)				4,816	9,633	19,266			1,099,992
2017 OIP	2/5/2021	(3)				4,816	9,633	19,266			1,099,992
EBP		(4)	N/A	1,181,250	2,362,500
Lynn C. Martin
2017 OIP	2/5/2021	(1)							24,225	114.19	549,990
2017 OIP	2/5/2021	(2)				4,816	9,633	19,266			1,099,992
2017 OIP	2/5/2021	(3)				4,816	9,633	19,266			1,099,992
2017 OIP	12/3/2021	(7)				-	3,840	-			499,930
EBP		(4)	N/A	1,050,000	2,100,000
Scott A. Hill
EBP		(4)	N/A	687,500	1,375,000

(1)

Represents stock options granted on February 5, 2021. The grant date fair value of these awards was calculated in accordance with ASC Topic 718 on the date of grant. Please see footnote 2 of our 2021 Summary Compensation Table for additional discussion of these grants.

(2)

Represents EBIDTA-based PSUs granted on February 5, 2021 with a three-year vesting schedule (33.3% vesting on February 15, 2022, upon approval of 2021 actual performance compared to the targets, and 33.3% on each of February 15, 2023 and 2024 subject to continued employment). The number of shares issued is determined based on the accomplishment of a 2021 EBITDA target as well as the Company’s TSR relative to the S&P 500 index. Please see the 2021 Executive Compensation—Equity Compensation section in the Compensation Discussion & Analysis for additional discussion of this grant. The grant date fair value of this award was calculated in accordance with ASC Topic 718, and such accounting is further described in Note 11 to our Consolidated Financial Statements for 2021 (filed with our Annual Report on Form 10-K). The actual EBITDA-based PSUs earned based on 2021 performance were 140% of the target amounts noted in the above table.

(3)

Represents TSR-based PSUs granted on February 5, 2021 with a three-year cliff vesting schedule (100% vesting on February 5, 2024, upon approval of actual performance compared to the targets). The number of shares issued is determined based on the Company’s actual TSR performance compared to the companies in the S&P 500 Index over the three-year performance period January 1, 2021 through December 31, 2023. Please see the 2021 Executive Compensation—Equity Compensation section in the Compensation Discussion & Analysis for additional discussion of this grant. The grant date fair value of this award was calculated in accordance with ASC Topic 718.

(4)

Represents full-year target and maximum annual bonus payout levels. Bonus targets as a percentage of salary for 2021 were as follows: 250% of salary for Mr. Sprecher, 200% of salary for Mr. Jackson, 175% of salary for Messrs. Goone and Hill, 150% of salary for Ms. Martin, and 125% of salary for Mr. Gardiner. Actual awards granted in any given year may range from no payout to bonus payments up to 200% of the established target levels. However, any bonus payment must be in accordance with the terms of the Executive Bonus Plan. For fiscal year 2021, the Compensation Committee authorized cash payments at 108% of target based on our financial performance under the plan. These payments are reflected under the “Non-Equity Incentive Plan Compensation” column of our 2021 Summary Compensation Table.

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EXECUTIVE COMPENSATION

(5)

Represents time-based restricted stock units granted on February 5, 2021 with a three-year vesting schedule (33.3% vesting on each of February 5, 2022, 2023, and 2024 subject to continued employment). The grant date fair value of this award was calculated in accordance with ASC Topic 718, and such accounting is further described in Note 11 to our Consolidated Financial Statements for 2021 (filed with our Annual Report on Form 10-K).

(6)

Represents time-based restricted stock units granted on February 26, 2021 with a three-year vesting schedule (33.3% vesting on each of February 26, 2022, 2023, and 2024 subject to continued employment). The grant date fair value of this award was calculated in accordance with ASC Topic 718, and such accounting is further described in Note 11 to our Consolidated Financial Statements for 2021 (filed with our Annual Report on Form 10-K).

(7)

Represents time-based restricted stock units granted on December 3, 2021 with a three-year vesting schedule (33.3% vesting on each of December 3, 2022, 2023, and 2024 subject to continued employment). The grant date fair value of this award was calculated in accordance with ASC Topic 718, and such accounting is further described in Note 11 to our Consolidated Financial Statements for 2021 (filed with our Annual Report on Form 10-K).

(8)	Mr. Hill retired as Chief Financial Officer effective May 14, 2021 and accordingly was not granted any equity in 2021.

Outstanding Equity Awards at Fiscal Year-End

The following table presents information relating to outstanding equity awards held by the NEOs for the fiscal year ended December 31, 2021, based on the price of our Common Stock on the NYSE at the time of closing on December 31, 2021, which was $136.77. References in the table to “2013 OIP” refer to the 2013 Omnibus Employee Incentive Plan, and “2017 OIP” refer to the 2017 Omnibus Employee Incentive Plan. All values in the table reflect the 5-for-1 split of our Common Stock which occurred on November 3, 2016.

		Option Awards				Stock Awards

Name	Grant Date	Number of Securities Underlying Unexercised Options (# Exercisable) (1)	Number of Securities Underlying Unexercised Options (# Unexercisable) (1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)

Jeffrey C. Sprecher
2010 OIP	1/17/2014	191,040	-	41.37	1/17/2024
2011 OIP	1/20/2015	213,725	-	41.59	1/20/2025
2012 OIP	1/14/2016	177,160	-	50.01	1/14/2026
2013 OIP	1/18/2017	204,957	-	57.31	1/18/2027
2014 OIP	2/8/2018	153,791		67.00	2/8/2028
2017 OIP	2/8/2019	92,772	46,386	76.16	2/8/2029
2017 OIP	2/7/2020	43,035	86,070	92.63	2/7/2030
2017 OIP	2/5/2021		94,699	114.19	2/5/2031
2017 OIP	2/8/2019 (3)					22,113	3,024,395
2017 OIP	2/7/2020 (4)					49,399	6,756,301
2017 OIP	2/5/2021 (5)					52,718	7,210,296
2017 OIP	2/8/2019 (6)							58,013	7,934,390
2017 OIP	2/7/2020 (7)							34,815	4,761,648
2017 OIP	2/5/2021 (8)							37,656	5,150,211

A. Warren Gardiner
2017 OIP	2/8/2019 (3)					1,672	228,679
2017 OIP	2/7/2020 (4)					4,346	594,402
2017 OIP	2/5/2021 (5)					5,516	754,423
2017 OIP	2/5/2021 (9)					1,313	179,579
2017 OIP	2/26/2021 (10)					2,719	371,878

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EXECUTIVE COMPENSATION

		Option Awards				Stock Awards

Name	Grant Date	Number of Securities Underlying Unexercised Options (# Exercisable) (1)	Number of Securities Underlying Unexercised Options (# Unexercisable) (1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)

Benjamin R. Jackson
2013 OIP	1/17/2014	22,100	-	41.37	1/17/2024
2013 OIP	1/20/2015	30,530	-	41.59	1/20/2025
2013 OIP	1/14/2016	25,305	-	50.01	1/14/2026
2013 OIP	1/18/2017	28,598	-	57.31	1/18/2027
2017 OIP	2/8/2018	39,341		67.00	2/8/2028
2017 OIP	2/8/2019	23,732	11,866	76.16	2/8/2029
2017 OIP	2/7/2020	11,008	22,018	92.63	2/7/2030
2017 OIP	2/5/2021		33,034	114.19	2/5/2031
2017 OIP	2/8/2019 (3)					5,656	773,571
2017 OIP	2/8/2020 (4)					12,636	1,728,226
2017 OIP	2/5/2021 (5)					18,390	2,515,255
2017 OIP	2/8/2019 (6)							14,840	2,029,645
2017 OIP	2/7/2020 (7)							8,906	1,218,074
2017 OIP	2/5/2021 (8)							13,136	1,796,611

David S. Goone
2013 OIP	1/20/2015	36,570	-	41.59	1/20/2025
2013 OIP	1/14/2016	61,280	-	50.01	1/14/2026
2013 OIP	1/18/2017	50,475	-	57.31	1/18/2027
2017 OIP	2/8/2018	37,849	-	67.00	2/8/2028
2017 OIP	2/8/2019	23,732	11,866	76.16	2/8/2029
2017 OIP	2/7/2020	11,008	22,018	92.63	2/7/2030
2017 OIP	2/5/2021		24,225	114.19	2/5/2031
2017 OIP	2/8/2019 (3)					5,656	773,571
2017 OIP	2/7/2020 (4)					12,636	1,728,226
2017 OIP	2/5/2021 (5)					13,486	1,844,508
2017 OIP	2/8/2019 (6)							14,840	2,029,645
2017 OIP	2/8/2020 (7)							8,906	1,218,074
2017 OIP	2/5/2021 (8)							9,633	1,317,505

Lynn C. Martin
2013 OIP	1/14/2016	12,650	-	50.01	1/14/2026
2013 OIP	1/18/2017	19,065	-	57.31	1/18/2027
2017 OIP	2/8/2018	21,459	-	67.00	2/8/2028
2017 OIP	2/8/2019	12,944	6,473	76.16	2/9/2029
2017 OIP	2/7/2020	8,006	16,013	92.63	2/7/2030
2017 OIP	2/5/2021		24,225	114.19	2/5/2031
2017 OIP	2/8/2019 (3)					3,085	421,935
2017 OIP	2/7/2020 (4)					9,190	1,256,916
2017 OIP	2/5/2021 (5)					13,486	1,844,508
2017 OIP	12/3/2021 (11)					3,840	525,197
2017 OIP	2/8/2019 (6)							8,094	1,107,011
2017 OIP	2/7/2020 (7)							6,477	885,859
2017 OIP	2/5/2021 (8)							9,633	1,317,505

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EXECUTIVE COMPENSATION

		Option Awards				Stock Awards

Name	Grant Date	Number of Securities Underlying Unexercised Options (# Exercisable) (1)	Number of Securities Underlying Unexercised Options (# Unexercisable) (1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)

Scott A. Hill
2013 OIP	1/18/2017	62,119	-	57.31	1/8/2027
2017 OIP	2/8/2018	46,433	-	67.00	2/8/2028
2017 OIP	2/8/2019	28,910	13,142	76.16	2/8/2029
2017 OIP	2/7/2020	13,410	25,743	92.63	2/7/2030
2017 OIP	2/8/2019 (3)					6,891	942,482
2017 OIP	2/7/2020 (4)					15,393	2,105,301
2017 OIP	2/8/2019 (6)							18,077	2,472,412
2017 OIP	2/7/2020 (7)							10,849	1,483,818

(1)

Stock options vest over a three-year period. Stock options granted prior to 2017 vest 33.33% on the one-year anniversary of the grant date and the balance vests ratably on a monthly basis over the remaining 24 months. Stock options granted beginning in 2018 vest 33.33% per year on the anniversary of the grant date.

(2)

Market value of stock awards is calculated based on the price of our Common Stock on the NYSE at the time of closing on December 31, 2021 ($136.77) times the number of shares or units of stock that have not vested.

(3)

Represents EBITDA-based PSUs granted on February 8, 2019 and earned based on the achievement of 2019 financial performance vs. a pre-established EBITDA target, as well as performance of ICE’s TSR vs. the S&P 500 Index. These PSUs vest and are settled over a three-year period (33.3% upon approval of 2019 actual performance compared to the target, and 33.3% on each of February 18, 2021 and 2022 subject to continued employment). Payout values reflect actual performance, which was 94.0% of the target performance level.

(4)

Represents EBITDA-based PSUs granted on February 7, 2020 and earned based on the achievement of 2020 financial performance vs. a pre-established EBITDA target, as well as performance of ICE’s TSR vs. the S&P 500 Index. These PSUs vest and are settled over a three-year period (33.3% upon approval of 2020 actual performance compared to the target, and 33.3% on each of February 16, 2022 and 2023 subject to continued employment). Payout values reflect actual performance, which was 127.7% of the target performance level.

(5)

Represents EBITDA-based PSUs granted on February 5, 2021 and earned based on the achievement of 2021 financial performance vs. a pre-established EBITDA target, as well as performance of ICE’s TSR vs. the S&P 500 Index. These PSUs vest and are settled over a three-year period (33.3% upon approval of 2021 actual performance compared to the target, and 33.3% on each of February 15, 2023 and 2024 subject to continued employment). Payout values reflect actual performance, which was 140.0% of the target performance level.

(6)

Represents TSR-based PSUs granted on February 8, 2019 and earned based on ICE’s TSR vs. the S&P 500 over a three-year period commencing 1/1/2019. These PSUs cliff vest in February 2022 upon approval of actual performance compared to the targets. Payout values reflect 137% of the target performance level.

(7)

Represents TSR-based PSUs granted on February 7, 2020 and earned based on ICE’s TSR vs. the S&P 500 over a three-year period commencing 1/1/2020. These PSUs cliff vest in February 2023 upon approval of actual performance compared to the targets. Payout values reflect 100% of the target performance level.

(8)

Represents TSR-based PSUs granted on February 5, 2021 and earned based on ICE’s TSR vs. the S&P 500 over a three-year period commencing 1/1/2021. These PSUs cliff vest in February 2024 upon approval of actual performance compared to the targets. Payout values reflect 100% of the target performance level.

(9)	Represents time-based restricted stock units granted on February 5, 2021 with a three-year vesting schedule (33.3% vesting on each of February 5, 2022, 2023, and 2024 subject to continued employment).

(10)

Represents time-based restricted stock units granted on February 26, 2021 with a three-year vesting schedule (33.3% vesting on each of February 26, 2022, 2023, and 2024 subject to continued employment).

(11)	Represents time-based restricted stock units granted on December 3, 2021 with a three-year vesting schedule (33.3% vesting on each of December 3, 2022, 2023, and 2024 subject to continued employment).

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EXECUTIVE COMPENSATION

Option Exercises and Stock Vested During 2021

The following table presents information relating to stock option awards exercised and stock awards vested, respectively, during fiscal year 2021 for the NEOs.

	Option Awards Exercised in 2021		Stock Awards Vested in 2021

Name	Number of Shares Acquired on Exercise	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (2)	Value Realized on Vesting ($)(3)
Jeffrey C. Sprecher	273,425	24,375,865	147,031	16,587,448
A. Warren Gardiner	-	-	5,203	586,770
Benjamin R. Jackson	2,770	114,595	37,611	4,243,122
David S. Goone	1,492	99,964	37,611	4,243,122
Lynn C. Martin	-	-	21,663	2,443,477
Scott A. Hill	164,507	13,045,166	45,819	5,169,116

(1)

The amounts in this column are calculated by multiplying the number of shares acquired on exercise by the difference between the fair market value of our Common Stock on the date of exercise and the exercise price of the stock options.

(2)	These shares represent PSUs initially granted on February 8, 2018, February 8, 2019 and February 7, 2020 that vested in 2021.

(3)	The amounts in this column are calculated by multiplying the number of shares that in each case vested during 2021 by the fair market value of our Common Stock on the applicable vesting date.

2021 Nonqualified Defined Contribution and Other Deferred Compensation Plans

We do not maintain any nonqualified defined contribution plans or active nonqualified deferred compensation plans, such as a supplemental executive retirement plan, 401(k) excess plan, or other vehicles to defer the receipt of cash or equity compensation.

Employment Agreements and Other Factors Affecting 2021 Compensation

We have entered into employment agreements with each of the NEOs that contain provisions that govern compensation in the event of termination for cause, termination by ICE unrelated to a Change in Control, and termination by ICE after a Change in Control. The material provisions regarding the employment agreements and the provisions governing these termination scenarios are described below.

Term of Employment

The employment agreements for the Messrs. Sprecher and Goone provide for an initial employment term of three years, which will be automatically extended every six months during the term of each agreement so that the remaining term of the agreement is never more than three years or less than two and a half years, unless either ICE or the executive, prior to the date of extension, give written notice to the other that there will be no extension. The effect of this provision is to ensure that the term remaining under any of these agreements is never more than the initial term and never less than six months less than the initial term. The employment agreements for Messrs. Gardiner and Jackson and Ms. Martin provide for an initial employment term of two years. Each day, this term will be automatically extended for one day so that there are always two years remaining in the term at any time.

Base and Bonus Compensation

The employment agreements for the NEOs provide for an initial annual base salary, subject to increase, and an annual bonus that is reasonable in light of the executive’s contribution for that year as well as contributions made by and bonuses paid to ICE’s other senior executives for such year. In addition, each of the NEOs is also entitled to receive, from time to time, grants of awards under our equity plans, in each case as determined by the Compensation Committee or by the Board of Directors as a whole.

Non-competition

Messrs. Sprecher and Goone agree under their employment agreements that for the term of their employment agreement or, if less, for the one-year period (or for Messrs. Gardiner and Jackson and Ms. Martin the eighteen month period) which starts on the date that their employment terminates, they will not assume or perform any managerial or supervisory responsibilities and duties that are substantially the same as those that they perform for ICE for any other business entity that engages in operating global commodity and financial products marketplaces for the trading of physical commodities, futures contracts, options contracts, and other derivative instruments, providing risk management tools and clearing services, providing brokerage services, and providing market data relating to these services

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in which ICE is engaged as of the date of termination of the executive’s employment or in which ICE proposes to engage under its business plan as in effect on such date, if any site of any of the offices or equipment of such competitive business is located in the U.S., Canada, the U.K. or Singapore.

The employment agreements provide that each executive may own 5% or less of the stock of a publicly traded company that engages in such competitive business, so long as they are only passive investors and are not actively involved in such company in any way.

Non-solicitation

Each of the NEOs is restricted from soliciting, for the purpose of competing with ICE or its affiliates, any of its customers or customers of its affiliates with whom the executive had contact, knowledge or association (i) at any time during the executive’s employment with ICE or its affiliates and (ii) at any time during the twenty-four month period (the twelve-month period for Messrs. Gardiner and Jackson and Ms. Martin) immediately preceding the beginning of the “restricted period.” “Restricted period” means, for Messrs. Sprecher and Goone, the term of the executive’s employment agreement, including after termination of employment, the remainder of the term of the agreement without regard to the reason for the executive’s termination of employment (as such initial term may have been extended under the agreement). For Messrs. Gardiner and Jackson and Ms. Martin, “restricted period” means the eighteen-month period after termination of employment, without regard to the reason for termination of employment.

Confidentiality Provisions

Each of the NEOs is subject to customary confidentiality provisions during the term of employment and for at least a five-year period after termination, and each executive must not use or disclose any of ICE’s trade secrets for as long as they remain trade secrets.

Termination for Cause or Executive Resignation Other than for Good Reason

For each of the NEOs, if ICE terminates the executive for “Cause,” as such term is defined below, if the executive resigns other than for “Good Reason,” as such term is defined below, or if the executive’s employment terminates as a result of death or disability, ICE must pay the executive, among other benefits, all accrued but unpaid salary, annual bonus, if any, and unreimbursed expenses. If an executive’s employment terminates as a result of death, any unvested stock options, unvested restricted stock units and unvested performance share units will become immediately vested.

Termination by ICE Unrelated to a Change in Control

For each of the NEOs, if there is a termination of employment by ICE without “Cause” or resignation by the executive for “Good Reason” that is unrelated to a “Change in Control,” as such terms are defined below, ICE must pay a lump sum cash payment equal to (i) the amount of salary the executive would have received over the remainder of the term of employment and (ii) three (3) times (two (2) times in the case of Messrs. Gardiner and Jackson and Ms. Martin), the greater of the average of the last three bonuses and the last bonus paid to the executive prior to termination. In addition, for each of Messrs. Sprecher and Goone, any stock options or other equity awards granted (including performance-based awards which were earned but not vested for any performance period that was completed as of the termination of employment) will become exercisable or vest upon the executive’s termination. For Messrs. Gardiner and Jackson and Ms. Martin, any stock options or other equity awards granted (including performance-based awards which were earned but not vested for any performance period that was completed as of the termination of employment) that would otherwise vest in the two-year period following termination will become exercisable or vest upon termination. Performance-based awards for any performance period in progress as of the termination of employment will be earned based on actual performance as determined after completion of the performance period, in accordance with the terms of such grants, and such earned awards will fully vest on such determination date.

Further, for Messrs. Sprecher and Goone, ICE is required to continue to make available coverage under the employee benefits plans as if the executive remained employed for the “Welfare Benefit Continuation Period”, defined as the shorter of two years and the balance of the term of the employment agreement. Messrs. Gardiner and Jackson and Ms. Martin are eligible to receive a lump sum cash payment in respect of costs they would incur for two years’ group health coverage under COBRA.

“Cause,” as used in the employment agreements for each of the NEOs, generally means: (i) the employee is convicted of, pleads guilty to or otherwise admits to any felony or act of fraud, misappropriation or embezzlement; (ii) the employee knowingly engages or fails to engage in any act or course of conduct that (a) is reasonably likely to adversely affect ICE’s rights or qualification under applicable laws, rules or regulations to serve as an exchange or other form of a marketplace for trading the products defined in the non-competition section or (b) violates the rules of any exchange or market on which ICE effects trades (or at such time is actively contemplating effecting trades) and is reasonably likely to lead to a denial of ICE’s right or qualification to effect trades on such exchange or market; (iii) there is any act or omission by the employee involving malfeasance or gross negligence in the performance of his or her duties and responsibilities or the exercise of his or her powers to the material detriment of ICE; or (iv) the employee (a) breaches any of the covenants made under his employment agreement or (b) violates any provision of any code of conduct adopted by ICE that applies to him or her if the consequence to such violation ordinarily would be a termination of his or her employment.

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EXECUTIVE COMPENSATION

“Change in Control,” as used in the employment agreements for each of the NEOs, generally means: (i) any person is or becomes the beneficial owner, directly or indirectly, of securities representing 30% or more of the combined voting power of any outstanding ICE securities eligible to vote in an election of directors (subject to certain exceptions, including if such person is the executive, an entity controlled by the executive or group of which the executive is a member); (ii) any dissolution or liquidation of ICE or any sale or disposition of 50% or more of ICE’s assets or business; or (iii) the consummation of any reorganization, merger, consolidation or share exchange or similar form of corporate transaction involving ICE, unless (a) the persons who were the beneficial owners of outstanding ICE securities eligible to vote in an election of directors immediately before the consummation of such transaction hold more than 60% of the voting power immediately following the consummation of such transaction, and (b) each such person holds such securities in substantially the same proportion immediately following the consummation of such transaction as each such person had held immediately prior to the consummation of such transaction.

“Good Reason,” as used in the employment agreements for each of the NEOs, generally means: (i) there is a material reduction in the executive’s base salary or opportunity to receive any annual bonus and equity grants without the executive’s express written consent; (ii) there is a material reduction in the scope, importance or prestige of the executive’s duties; (iii) executive is transferred to a work site that is more than thirty miles from his or her then current work site; (iv) after a Change in Control, executive’s job title is materially changed or executive is no longer provided the same or substantially equivalent plans, programs and policies; (v) there is a material breach of the executive’s employment agreement; (vi) executive receives notice of non-renewal during the three years following a Change in Control; (vii) the failure of any successor to ICE to expressly assume executive’s employment agreement; or (viii) in the case of Mr. Sprecher, ICE fails to nominate Mr. Sprecher for re-election to the Board of Directors.

Termination Following a Change in Control

For each of the NEOs, if the termination of employment by ICE without “Cause” or resignation by the executive for “Good Reason” occurs following, or within 180 days prior to, the effective date of a Change in Control of ICE, ICE must pay the executive a lump sum amount of cash equal to three (3) times (two (2) times in the case of Messrs. Gardiner and Jackson and Ms. Martin) (i) the executive’s salary and (ii) the greater of the average of the last three bonuses paid to executive prior to termination, the last bonus paid to executive prior to the effective date of a Change in Control and the last bonus paid to executive prior to termination. In addition, any stock options or other equity awards granted (including performance-based awards which were earned but not vested for any performance period that was completed as of the termination of employment) will become exercisable or vest upon the executive’s termination. Performance-based awards for any performance period in progress as of the termination of employment will be earned based on actual performance as determined after completion of the performance period, in accordance with the terms of such grants, and such earned awards will fully vest on such determination date. The executive will be entitled to exercise stock options that had been granted after entering into the employment agreement for the same period as if the executive had continued in employment through the remainder of the employment term.

Further, for Messrs. Sprecher and Goone, ICE must continue to make available coverage under the employee benefits plans as if the executive remained employed for the Welfare Benefit Continuation Period. Messrs. Gardiner and Jackson and Ms. Martin are each eligible to receive a lump sum cash payment in respect of their costs for two years’ group health coverage under COBRA.

No officers, including the NEOs, are eligible for any “golden parachute” excise tax gross-up.

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2021 Payments upon Termination

The following table presents the estimated benefits and payments for termination of the NEOs unrelated to a Change in Control and following, or within 180 days prior to, a Change in Control, assuming the termination took place on the last business day of the most recently completed fiscal year. For certain items below, the values are based on the closing price of $136.77 for our Common Stock on the NYSE on December 31, 2021. Other applicable terms for these benefits and payments are discussed above under Termination by ICE Unrelated to a Change in Control and Termination Following a Change in Control.

Name	Termination for Cause ($)	Voluntary Resignation Other Than for Good Reason ($)	Disability ($) (4)	Death ($) (4)	Termination by ICE Unrelated to a Change in Control ($)	Termination Following a Change in Control ($)
Jeffrey C. Sprecher
Cash Severance (1)	-	-	-	-	11,261,250	11,261,250
Cost of Welfare Benefits Continuation (2)	-	-	-	-	52,328	52,328
Value of Equity Awards Subject to Accelerated Vesting (3)	-	-	-	39,934,182	39,934,182	39,934,182
Total:	0	0	0	39,934,182	51,247,760	51,247,760
A. Warren Gardiner
Cash Severance (1)	-	-	-	-	1,671,650	1,671,650
Cost of Welfare Benefits Continuation (2)	-	-	-	-	50,988	50,988
Value of Equity Awards Subject to Accelerated Vesting (3)	-	-	-	1,941,239	1,941,239	1,941,239
Total:	0	0	0	1,941,239	3,663,877	3,663,877
Benjamin R. Jackson
Cash Severance (1)	-	-	-	-	4,437,000	4,437,000
Cost of Welfare Benefits Continuation (2)	-	-	-	-	45,921	45,921
Value of Equity Awards Subject to Accelerated Vesting (3)	-	-	-	11,381,760	11,381,760	11,381,760
Total:	0	0	0	11,381,760	15,864,681	15,864,681
David S. Goone
Cash Severance (1)	-	-	-	-	5,675,064	5,675,064
Cost of Welfare Benefits Continuation (2)	-	-	-	-	58,336	58,336
Value of Equity Awards Subject to Accelerated Vesting (3)	-	-	-	10,215,395	10,215,395	10,215,395
Total:	0	0	0	10,215,395	15,948,795	15,948,795
Lynn C. Martin
Cash Severance (1)	-	-	-	-	3,563,000	3,563,000
Cost of Welfare Benefits Continuation (2)	-	-	-	-	0	0
Value of Equity Awards Subject to Accelerated Vesting (3)	-	-	-	8,278,674	8,278,674	8,278,674
Total:	0	0	0	8,278,674	11,841,674	11,841,674
Scott A. Hill
Cash Severance (1)	-	-	-	-	6,095,439	6,095,439
Cost of Welfare Benefits Continuation (2)	-	-	-	-	77,243	77,243
Value of Equity Awards Subject to Accelerated Vesting (3)	-	-	-	8,537,043	8,537,043	8,537,043
Total:	0	0	0	8,537,043	14,709,725	14,709,725

(1)

These amounts represent the cash severance payments in accordance with employment agreements in effect as of December 31, 2021 (as discussed in the preceding narrative) under the termination scenarios described in the table. These calculations assume all earned base salary and

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EXECUTIVE COMPENSATION

annual incentive payments have been paid. For a termination unrelated to a Change in Control, the duration of the remaining employment term has been assumed to equal three years for Messrs. Sprecher and Goone; two years for Messrs. Gardiner and Jackson and Ms. Martin. Also, in light of the assumed termination date of December 31, 2021, the fiscal year 2020 bonus that was paid in February 2021 is the last bonus paid for purposes of the severance calculation under the employment agreements.

(2)

For Messrs. Sprecher and Goone, the welfare benefit costs include estimated continuation costs of medical, dental, basic life insurance, and executive life insurance premiums, as may be called for in the employment agreements. For Messrs. Gardiner and Jackson, the welfare benefit costs include estimated costs to Messrs. Gardiner and Jackson of two years’ group health coverage under COBRA. Ms. Martin was not enrolled in ICE’s group health coverage in 2021.

(3)

The market value of stock awards is calculated based on the closing price of our Common Stock on NYSE on December 31, 2021: $136.77. These costs include the acceleration of vesting of unvested equity awards (including the value of unvested dividend equivalent rights) under termination scenarios as described above, with the value of options based on the “spread” between $136.77 and the option’s strike price at December 31, 2021 and the value of any PSUs with open measurement periods assumed to vest at target. These amounts do not include the value of vested equity awards outstanding as of December 31, 2021.

(4)

The amounts reported in the table above do not reflect payments upon an NEO’s disability or death under our supplemental disability insurance benefit and life insurance benefit programs, respectively. See the 2021 Direct Compensation—Other Compensation and Benefits section of the Compensation Discussion & Analysis for a description of these benefits.

Scott Hill Retirement

As discussed in our Current Report on Form 8-K filed with the SEC on March 2, 2021, Mr. Hill retired from the position of Chief Financial Officer of ICE in May 2021. In connection with Mr. Hill’s transition, ICE and Mr. Hill entered into a Transition and Separation Agreement dated March 2, 2021 (the “Separation Agreement”). Pursuant to the Separation Agreement, Mr. Hill remained as Chief Financial Officer of ICE through May 14, 2021 and thereafter transitioned into the role of Advisor to the Chief Executive Officer, effective as of May 15, 2021. Mr. Hill is expected to remain as an employee of ICE until February 28, 2023 to facilitate an orderly transition of his duties and job responsibilities. Mr. Hill’s duties to ICE during this transition period will consist of providing transition support to ICE’s Chief Financial Officer and/or his delegees and providing advisory services on financial, strategic, market and regulatory matters to one or more of the Chief Executive Officer, the President of ICE and/or their delegees. Mr. Hill continued to receive his then current base salary through December 31, 2021 and was eligible to receive his cash bonus for 2021. From January 1, 2022 through February 28, 2023, Mr. Hill will receive a base salary of $20,000 per year, will continue to vest in his existing equity awards and will continue to receive his other standard benefits while employed with ICE. Mr. Hill was not eligible for any severance payments in connection with his retirement and will not receive any such payments upon the completion of his employment term. The Separation Agreement also contains standard non-competition and non-solicitation provisions, as well as confidentiality, waiver and non-disparagement provisions and a general release of claims against ICE.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Mr. Tese, Mr. Crisp, and Lord Hague served as members of our Compensation Committee during 2021. Mr. Hatfield, a former director, served as a member of the Compensation Committee through May 14, 2021. None of our executive officers or directors serves (or, during any time in 2021, served) as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving as a member of our Board of Directors or Compensation Committee.

NON-EMPLOYEE DIRECTOR COMPENSATION

As with our executive compensation program, the Compensation Committee utilizes the services of an independent compensation consultant to benchmark the competitiveness of our director compensation program, including compensation offered for service on subsidiary boards. During 2021, the Compensation Committee reviewed a director compensation benchmarking report from Compensation Advisory Partners that analyzed each aspect of director compensation against the same peer companies that were utilized for the executive compensation benchmarking report. Based on the results of this report and consultation with its compensation consultant, the Compensation Committee approved the following non-employee director compensation pay levels for 2021:

•	An annual retainer of $100,000;

•

An annual retainer of $15,000 for committee members of the Audit Committee and $10,000 for committee members of the Compensation Committee, Nominating & Corporate Governance Committee and Risk Committee;

•

An annual retainer for committee chairpersons (in lieu of the committee member retainers described above) of $30,000 for the Audit Committee, $25,000 for the Compensation Committee, and $20,000 for the Nominating & Corporate Governance Committee and Risk Committee;

•	A lead independent director fee of $50,000; and

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•

A grant of $195,000 in the form of restricted stock units that vest one year from the date of grant (with the number of units calculated at the time of grant by dividing the annual grant value by the closing price per share on the grant date).

Directors do not receive fees for individual Board of Directors or committee meetings in addition to the annual retainers referenced above. Directors who are also ICE employees do not receive additional compensation for serving as directors.

Subsidiary Board Service and Compensation

In addition to serving on the Board of Directors, many of our non-employee directors also serve as directors on the board of directors or managers on the board of managers of our subsidiaries. We believe it is important for Board members to serve on our subsidiary boards to provide a consistent perspective on Company strategy, values and governance. In 2021, eleven of our current non-employee directors served as members of the boards of our regulated subsidiaries as illustrated below:

Independent Director	Bakkt Subs. (1)	ICE Clear Credit	ICE Futures Europe	ICE Futures U.S.	ICE Mortgage Services	ICE NGX Canada	NYSE Subs.	ICE Swap Trade	ICE Trade Vault	ICE Clear Europe	ICE Mortgage Technology
Hon. Sharon Y. Bowen (2)	X(Chair)						X
Charles R. Crisp (3)				X		X(Chair)		X	X
Duriya M. Farooqui (4)						X	X
Lord Hague (5)			X(Chair)
Hon. Frederick W. Hatfield (6)	X	X		X(Former Chair)				X(Former Chair)
Mark F. Mulhern (7)											X
Thomas E. Noonan (8)	X(Chair)
Frederic V. Salerno (9)	X						X
Caroline L. Silver (10)										X
Judith A. Sprieser (11)		X			X
Vincent Tese (12)	X	X(Chair)					X

(1)

On October 15, 2021, Bakkt Holdings, Inc. (“Bakkt”) became a publicly-traded company and Bakkt and its subsidiaries are no longer subsidiaries of ICE. The information in this table related to Bakkt and its subsidiaries only includes board service and meetings through October 15, 2021.

(2)	In 2021, Ms. Bowen attended a total of 13 board and committee meetings for various Bakkt subsidiaries and a total of 11 board and committee meetings for NYSE subsidiaries.

(3)

In 2021, Mr. Crisp attended a total of eight board and committee meetings for ICE Futures U.S.; a total of eight board and committee meetings for ICE NGX Canada; a total of four board and committee meetings for ICE Swap Trade; and a total of two board and committee meetings for ICE Trade Vault.

(4)	In 2021, Ms. Farooqui attended a total of eight board and committee meetings for ICE NGX Canada and a total of 11 board and committee meetings for NYSE subsidiaries.

(5)	In 2021, Lord Hague attended a total of seven board and committee meetings for ICE Futures Europe.

(6)

In 2021, Mr. Hatfield attended a total of seven board and committee meetings for a Bakkt subsidiary; one board meeting for ICE Clear Credit; a total of two board and committee meetings for ICE Futures U.S.; and a total of two board and committee meetings for ICE Swap Trade. The meeting information for Mr. Hatfield covers meetings through May 14, 2021 as he did not stand for re-election at the 2021 Annual Meeting.

(7)	In 2021, Mr. Mulhern attended a total of eight board and committee meetings for ICE Mortgage Technology.

(8)	In 2021, Mr. Noonan attended four board meetings for a Bakkt subsidiary.

(9)	In 2021, Mr. Salerno attended a total of 13 board and committee meetings for a Bakkt subsidiary and a total of nine board and committee meetings for NYSE subsidiaries.

(10)	In 2021, Ms. Silver attended a total of 11 board meetings for ICE Clear Europe. Ms. Silver assumed the role of Chair of ICE Clear Europe in December 2021.

(11)	In 2021, Ms. Sprieser attended a total of nine board and committee meetings for ICE Clear Credit and a total of eight board and committee meetings for ICE Mortgage Services.

(12)

In 2021, Mr. Tese attended a total of 17 board and committee meetings for a Bakkt subsidiary; a total of nine board and committee meetings for ICE Clear Credit; and a total of ten board and committee meetings for NYSE subsidiaries.

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NON-EMPLOYEE DIRECTOR COMPENSATION

Given the significant level of responsibility, regulatory oversight of subsidiary activities, and director time commitment to serve on subsidiary boards, we provide compensation to non-employee directors for their service on these subsidiary boards (as illustrated in the below table). Each of these subsidiary boards meets independently and generally holds four or more meetings a year, plus subsidiary committee meetings. Accordingly, with the assistance of Compensation Advisory Partners, we have structured subsidiary compensation to include elements similar to Board compensation (i.e., board retainer and committee retainers). We also provide office space for certain of our directors that serve as chair of the board of directors of an operating subsidiary.

In 2017, we received stockholder approval for, and we implemented, an amendment to our 2013 Omnibus Non-Employee Director Incentive Plan to formally institute a maximum annual compensation level of $850,000 per year (including cash and equity-based compensation from Board service and subsidiary board service, as may be applicable). As noted in the table below, all of our directors were below this limit in 2021.

Director Compensation Table

The following table presents information relating to compensation for our non-employee directors for the fiscal year ending December 31, 2021.

Name and Principal Position	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Hon. Sharon Y. Bowen	110,000	194,920	55,553	360,473
Shantella E. Cooper	105,508	194,920	-	300,428
Charles R. Crisp	125,000	194,920	105,195	425,115
Duriya M. Farooqui	115,000	194,920	90,000	399,920
Lord Hague	120,000	194,920	137,616	452,536
Hon. Frederick W. Hatfield (4)	45,000	-	42,203	87,203
Mark F. Mulhern	108,633	194,920	55,000	358,553
Thomas E. Noonan	126,250	194,920	-	321,170
Frederic V. Salerno	170,000	194,920	70,000	434,920
Caroline L. Silver	106,250	194,920	96,331	397,501
Judith A. Sprieser	140,000	194,920	125,000	459,920
Vincent Tese	130,625	194,920	125,000	450,545

(1)	The amounts in this column represent fiscal year 2021 cash payments for Board and committee retainers.

(2)

The amounts in this column represent the aggregate fair value of restricted stock units granted for ICE Board service in the 2021 calendar year calculated in accordance with ASC Topic 718, which is equal to our closing stock price on the grant date, $113.26, times the number of restricted stock units granted. These amounts exclude grants made in connection with subsidiary board service. Annual grants to directors were approved on May 13, 2021. As of December 31, 2021, each of Messrs. Crisp, Mulhern, Noonan and Salerno, and Mses. Bowen, Cooper and Farooqui owned 1,721 unvested restricted stock units; each of Lord Hague, Mr. Tese and Mses. Silver and Sprieser owned 1,941 unvested restricted stock units. Mr. Hatfield was not awarded restricted stock units as he did not stand for re-election at the 2021 Annual Meeting of Stockholders.

(3)

The amounts in this column represent fees paid in cash to directors that also served as members of the boards of directors of our regulated subsidiaries: ICE Futures Europe, ICE Clear Europe Limited, ICE Clear Credit, LLC, ICE Futures U.S., Inc., ICE Trade Vault, LLC, ICE Swap Trade, ICE NGX Canada Inc., ICE Mortgage Services, LLC, ICE Mortgage Technology, Inc., New York Stock Exchange, LLC, NYSE American LLC, NYSE Arca, Inc., NYSE AMEX Options LLC, and NYSE National, Inc. The amounts above do not reflect annual retainers paid to our directors who serve on the Bakkt subsidiary boards who elected to receive their annual retainer in Bakkt incentive units instead of cash. Messrs. Salerno and Tese each elected to receive their $30,000 retainer for service on a Bakkt subsidiary board in Bakkt incentive units, Mr. Noonan elected to receive his $40,000 retainer for service on a Bakkt subsidiary board in Bakkt incentive units and Ms. Bowen elected to receive her $70,000 retainer for service on Bakkt subsidiary boards in Bakkt incentive units. The amounts in this column also do not include charitable contributions made at the direction of certain U.S. directors that made an equivalent contribution to our Political Action Committee (“PAC”). If a U.S. director makes a contribution to our PAC, ICE will make a contribution in the same amount as contributed by the director (up to $5,000) to certain eligible charities, as requested by the director. In fiscal year 2021, there were no contributions to the PAC by directors, as spending was frozen for the year and contributions were not solicited.

(4)	These amounts represent payment for Mr. Hatfield’s partial year of Board and committee service, as he did not stand for re-election during the 2021 Annual Meeting of Stockholders.

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NON-EMPLOYEE DIRECTOR COMPENSATION

As required, the above table represents the value of all compensation paid to our directors, including fees paid for both Board service and subsidiary board service, on a combined basis. The table immediately below illustrates compensation paid to our directors for service on the Board exclusively and is a more accurate comparator when evaluating Board compensation at Intercontinental Exchange relative to other public peers.

Name and Principal Position	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)	Total ($)
Hon. Sharon Y. Bowen	110,000	194,920	-	304,920
Shantella E. Cooper	105,508	194,920	-	300,428
Charles R. Crisp	125,000	194,920	-	319,920
Duriya M. Farooqui	115,000	194,920	-	309,920
Lord Hague	120,000	194,920	-	314,920
Hon. Frederick W. Hatfield (3)	45,000	-	-	45,000
Mark F. Mulhern	108,633	194,920	-	303,553
Thomas E. Noonan	126,250	194,920	-	321,170
Frederic V. Salerno	170,000	194,920	-	364,920
Caroline L. Silver	106,250	194,920	-	301,170
Judith A. Sprieser	140,000	194,920	-	334,920
Vincent Tese	130,625	194,920	-	325,545

(1)	The amounts in this column represent fiscal year 2021 cash payments for Board and committee retainers.

(2)

The amounts in this column represent the aggregate fair value of restricted stock units granted for board service in the 2021 calendar year calculated in accordance with ASC Topic 718, which is equal to our closing stock price on the grant date, $113.26, times the number of restricted stock units granted. Annual grants to directors were approved on May 13, 2021. As of December 31, 2021, each of Messrs. Crisp, Mulhern, Noonan and Salerno, and Mses. Bowen, Cooper and Farooqui owned 1,721 unvested restricted stock units; each of Lord Hague, Mr. Tese and Mses. Silver and Sprieser owned 1,941 unvested restricted stock units. Mr. Hatfield was not awarded restricted stock units as he did not stand for re-election during the 2021 Annual Meeting of Stockholders.

(3)	These amounts represent payment for Mr. Hatfield’s partial year of Board and committee service, as he did not stand for re-election at the 2021 Annual Meeting of Stockholders.

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COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the above Compensation Discussion & Analysis with management, and based upon such review and discussion, has recommended to the Board of Directors that the Compensation Discussion & Analysis be included in ICE’s Proxy Statement for the 2022 Annual Meeting of Stockholders.

Compensation Committee:

Vincent Tese, Chair

Charles R. Crisp

The Rt. Hon. the Lord Hague of Richmond

PAY RATIO

Our median employee was identified based on target total cash compensation, measured as base salary plus target annual bonus plus commission, from our employee population as of December 31, 2021. As we are a U.S.-based entity and our Chief Executive Officer, Jeffrey Sprecher, is paid in U.S. dollars (“USD”), all amounts paid in currency other than USD were converted to USD prior to identification of the median employee. Mr. Sprecher had 2021 annual total compensation of $14,788,386, as reflected in the 2021 Summary Compensation Table above. Our identified median employee’s annual total compensation for 2021, as calculated using the same methodology, was $125,579. As a result, we estimate that Mr. Sprecher’s 2021 annual total compensation was approximately 118 times that of our median employee.

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PROPOSALS RELATING TO APPROVAL OF EQUITY COMPENSATION PLANS

PROPOSAL 3 — APPROVAL OF THE INTERCONTINENTAL EXCHANGE, INC.

2022 OMNIBUS EMPLOYEE INCENTIVE PLAN

On March 4, 2022, upon the recommendation and approval of our Compensation Committee, our Board of Directors unanimously approved the adoption of the 2022 Omnibus Employee Incentive Plan (the “2022 Employee Plan”), subject to approval by our stockholders at the 2022 Annual Meeting. The 2022 Employee Plan will be effective on May 13, 2022 if it is approved by our stockholders at the 2022 Annual Meeting. If the 2022 Employee Plan is not approved by stockholders, no awards will be made under the 2022 Employee Plan and the 2022 Employee Plan will be null and void in its entirety.

The 2022 Employee Plan will be applicable only to awards granted on or after the date the 2022 Employee Plan is approved by our stockholders (the “Effective Date”), and will replace ICE’s 2017 Omnibus Employee Incentive Plan (the “2017 Employee Plan”) for awards granted on or after the Effective Date. The terms and conditions of awards granted under the 2017 Employee Plan prior to stockholder approval of the 2022 Employee Plan will not be affected by the adoption or approval of the 2022 Employee Plan and the 2017 Employee Plan will remain effective with respect to such awards. No new grants will be made under the 2017 Employee Plan after the Effective Date.

The 2022 Employee Plan provides for the issuance of equity-based awards covering up to 10,000,000 (ten million) shares of common stock, plus the number of additional shares of common stock reserved and available for issuance under the 2017 Employee Plan as of the Effective Date. In addition, the 2022 Employee Plan includes a number of provisions designed to protect stockholder interests and appropriately reflect our compensation philosophy and developments in our compensation practices in recent years, which include a minimum vesting schedule, a double-trigger change in control provision (as a default), no payment of dividends or dividend equivalents on any unvested awards and a clawback provision.

Our Board believes that the 10,000,000 (ten million) shares available for grant under the 2022 Employee Plan, plus the 29,054,619 shares remaining available for issuance under the 2017 Employee Plan as of the record date, would allow for the issuance of equity grants to current and future employees.

The approval of the 2022 Employee Plan will allow us to continue to issue equity-based awards to achieve the following:

•

Pay-for-performance and alignment with stockholders. A key element of our compensation philosophy (as described in the Compensation Discussion and Analysis) is to pay a significant portion of variable compensation to a broad population of employees (including our executive officers) in the form of awards that pay out in ICE equity, with our NEOs receiving 67% of their total 2021 compensation in the form of stock options and performance-based restricted stock units, and other employees receiving varying percentages of equity-compensation in accordance with their roles. We believe that stock ownership by employees provides performance incentives and fosters long-term commitment to the benefit of our stockholders because equity-settled compensation (rather than cash-settled compensation) with long-term restrictions, rigorous clawback provisions and stock ownership requirements is essential to align employees’ interests with those of our stockholders.

•

Ability to attract and retain talent. The successful implementation of our business objectives depends largely on our ability to attract, retain and reward talented employees. If the 2022 Employee Plan is not approved, we would be limited in our ability to use a valuable retention tool and would be at a significant competitive disadvantage in attracting new talent.

•

Avoid volatility in reported earnings and compensation expense. Replacing equity-settled awards with cash-settled awards could increase compensation expense and could contribute to volatility in our reported earnings. Under current accounting rules, the charges for cash-settled awards would be based on quarterly fluctuations in our stock price. This would increase the cost of compensation if our stock price appreciates and lead to unpredictable quarterly results. In addition, replacing equity-settled awards with cash-settled awards would reduce the amount of cash otherwise available for the accelerated repayment of our debt, stock buybacks and strategic purposes.

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Our equity-based compensation model, including the broad-based participation of our employees and the portion of equity compensation paid to our senior executives, results in a “burn rate” as indicated in the chart below.

	2019	2020	2021	Average
(a) RSUs/PSUs granted (1)	1,647,449	1,435,754	1,641,078	1,574,760
(b) Shares underlying options granted (1)	493,837	413,723	310,515	406,025
(c) Net increase in diluted shares due to equity awards (a+b) (1)	2,141,286	1,849,477	1,951,593	1,980,785
(d) Weighted-average basic shares outstanding	561,373,369	551,764,732	562,460,772	558,532,738
(e) Burn rate (c/d) (2)	0.38%	0.34%	0.35%	0.35%
(f) Adjusted burn rate	0.97%	0.86%	0.93%	0.92%

(1)	Reflects the gross number of shares underlying awards made to employees during the respective year (assuming target performance in the case of any PSUs).

(2)	Not adjusted for forfeitures, withholding and expirations, which would reduce the burn rate if taken into account.

Our Compensation Committee recognizes that, as commonly calculated, the total potential dilution or “overhang” resulting from the adoption of the 2022 Employee Plan would be 8.0%, with the incremental overhang from the 2022 Employee Plan additional shares equal to 1.8%. The overhang is calculated as follows, in each case as of the record date of March 15, 2022:

(a) Shares available under the 2022 Employee Plan	10,000,000
(b) Shares underlying outstanding awards (1)	5,522,510
(c) Shares remaining available under 2017 Employee Plan	29,054,619
(d) Total shares authorized for or outstanding under employee awards (a+b+c)	44,577,129
(e) Total shares outstanding	560,435,917
(f) Overhang (d/e)	8.0%

(1)	Of such shares,1,767,181 are underlying option awards.

We note that the number of shares remaining available for grant as described above differs from those reported below under Equity Compensation Plan Information, since that table, required by SEC disclosure rules, is dated as of December 31, 2021 and therefore does not take into account year-to-date grants for 2022. Additional information as of the record date of March 15, 2022 includes:

Restricted stock outstanding (including performance-based restricted stock)	3,791,221
Shares to be issued upon exercise of outstanding options, warrants and rights (1)	1,767,181
Weighted average exercise price (for options)	$75.11
Weighted-average remaining contractual life (for options), in years	6.04
Shares available for future issuance under the 2017 Employee Plan and the 2013 Omnibus Non-Employee Director Incentive Plan	29,810,478

(1)

As of the record date there were 1,767,181 shares to be issued upon exercise of outstanding options, warrants and rights approved by stockholders, with a weighted-average exercise price (for options) of $75.11 and a weighted-average remaining contractual life (for options) of 6.04 years, with 50,215 shares remaining available for future issuance under equity compensation plans not approved by stockholders.

ICE also takes into account the relevant accounting and tax impact of all potential forms of equity awards in designing our grants. We believe that the benefits to our stockholders resulting from equity award grants to our senior employees, including interest alignment and mitigation of incentives to take inappropriate business risks, outweigh the potential dilutive effect of grants under the 2022 Employee Plan. The Compensation Committee believes that paying a significant portion of annual variable compensation in the form of equity awards that vest over multiple years is an effective method of aligning the interests of senior employees with those of our stockholders, encouraging ownership in ICE and retaining, attracting and rewarding talented employees. For additional information with respect to our outstanding equity-based awards, please see Note 11 to the Consolidated Financial Statements included in our Annual Report on Form 10-K.

The following summary of the material terms of the 2022 Employee Plan is qualified in its entirety by reference to the complete text of the 2022 Employee Plan, which is attached hereto as Exhibit A.

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PROPOSAL 3 — APPROVAL OF THE INTERCONTINENTAL EXCHANGE, INC. 2022 OMNIBUS EMPLOYEE INCENTIVE PLAN

Summary of the 2022 Employee Plan

Overview

The purpose of the 2022 Employee Plan is to attract, retain and motivate officers, and key employees (including prospective employees), consultants and others who may perform services for ICE and its consolidated subsidiaries, to compensate them for their contributions to the long-term growth and profits of ICE and to encourage them to acquire a proprietary interest in ICE’s success. The 2022 Employee Plan includes numerous features designed to reflect our commitment to good corporate governance practices. For example, consistent with best practices, the 2022 Employee Plan prohibits the payment of dividends on unvested restricted stock units (including awards subject to performance-based vesting), repricing and reloads of stock options and stock appreciation rights, and recycling shares withheld to satisfy taxes payable upon award settlement or in payment of the exercise price of stock options or the net settlement of stock appreciation rights.

Administration

Our Compensation Committee will administer the 2022 Employee Plan. Among other things, the Compensation Committee will determine the persons who will receive awards under the 2022 Employee Plan, the time when awards will be granted, the terms of the awards and the number of shares of ICE common stock subject to the awards. The Compensation Committee may allocate among its members and/or delegate to any person who is not a member of the Compensation Committee or to any administrative group within ICE, any of its powers, responsibilities and duties. The Board of Directors, in its sole discretion, also may grant awards or administer the 2022 Employee Plan.

The Compensation Committee will have complete control over the administration of the 2022 Employee Plan and will have sole discretion to make all determinations in respect of the 2022 Employee Plan (including, for example, the ability to determine whether individual awards may be settled in cash, shares of common stock, other awards or other property).

Eligibility

Awards may be made to officers and employees (including prospective employees), consultants and other individuals who may perform services for ICE and its consolidated subsidiaries (other than non-employee directors of ICE or its subsidiaries, who may be eligible for grants under the 2022 Omnibus Non-Employee Director Incentive Plan). As of the record date, approximately 8,179 officers and employees would have been eligible to receive awards under the 2022 Employee Plan.

ICE Common Stock Available for Awards under the Plan

Subject to adjustment as described below, the total number of shares of ICE common stock that may be subject to awards granted under the 2022 Employee Plan is 10,000,000 (ten million) shares, plus the number of additional shares available for future awards under the 2017 Employee Plan as of the Effective Date and the number of shares related to awards under the 2017 Employee Plan as of the Effective Date which thereafter terminate, expire unexercised, or are forfeited, canceled or otherwise lapse for any reason (as of the record date, there were 29,054,619 shares available for future grant under the 2017 Employee Plan and outstanding awards with respect to 5,522,510 shares (1,767,181 of which are options) under the 2017 Employee Plan). In the case of a grant of a stock-settled stock appreciation right, the number of shares available for grant under the Plan will be reduced by the full number of shares granted under such stock appreciation right. Shares of ICE common stock issued in connection with awards that are assumed, converted or substituted as a result of ICE’s acquisition of another company will not count against the number of shares that may be granted under the 2022 Employee Plan. Shares of ICE common stock underlying the awards (including currently outstanding awards under the 2017 Employee Plan) will be available for reissuance under the 2022 Employee Plan in the event that an award is forfeited, expires, terminates or otherwise lapses without delivery of ICE common stock.

Shares of ICE common stock will not become available for reissuance under the 2022 Employee Plan if the shares are withheld by or tendered to ICE to pay taxes or to pay the exercise price of stock options, or are repurchased by the Company using proceeds from the exercise of stock options.

Shares issued under the 2022 Employee Plan may be authorized but unissued shares of ICE common stock or authorized and previously issued shares of ICE common stock reacquired by ICE. There is no limit on the amount of cash, securities (other than shares of ICE common stock) or other property that may be delivered pursuant to any award.

The Compensation Committee will adjust the terms of any outstanding award, the number of shares of ICE common stock issuable under the 2022 Employee Plan and the limit on the number of shares for which awards may be granted to any one individual in any one fiscal year, in each case in such manner as the Compensation Committee deems appropriate (including, without limitation, by payment of

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cash) to prevent the enlargement or dilution of rights as a result of any increase or decrease in the number of issued shares of ICE common stock (or issuance of share of stock other than shares of ICE common stock) resulting from a recapitalization, stock split, reverse stock split, stock dividend, spinoff, split up, combination, reclassification or exchange of shares of ICE common stock, merger, consolidation, rights offering, separation, reorganization, liquidation, or any other change in the corporate structure or shares of ICE common stock, including any extraordinary dividend or extraordinary distribution.

The market value of ICE common stock on the record date (based upon the closing price on the NYSE) was $130.26 per share.

Type of Awards

The 2022 Employee Plan provides for grants of stock options (both stock options intended to be “incentive stock options” under Section 422 of the Code and non-qualified stock options), stock appreciation rights, restricted shares, restricted stock units, dividend equivalent rights and other equity-based or cash-based awards pursuant to which ICE common stock, cash or other property may be delivered. Awards under the Plan generally will be subject to a minimum vesting schedule of at least thirty-six months following the date of grant of the award (although up to 5% of shares available for grant under the 2022 Employee Plan may be granted with a shorter minimum vesting schedule), provided, however, that (1) after the first year such vesting schedule may be on a monthly, quarterly or yearly pro-rata basis, and (2) all awards that are subject to performance goals shall be subject to a minimum vesting schedule of at least twelve months. Awards that are assumed, converted or substituted as a result of ICE’s acquisition of another company will not be subject to the foregoing minimum vesting schedule requirements. Each award will be evidenced by an award agreement, which will govern that award’s terms and conditions.

Stock Options. A stock option entitles the recipient to purchase shares of ICE common stock at a fixed exercise price. The exercise price per share will be determined by the Compensation Committee but will not be less than 100% of the fair market value of ICE common stock on the date of grant. Fair market value will generally be the closing price of ICE common stock on the NYSE on the date of grant. Stock options generally must be exercised within 10 years after the date of grant. All awards may be issued as incentive stock options.

Stock Appreciation Rights. A stock appreciation right entitles the recipient to receive shares of ICE common stock, cash or other property equal in value to the appreciation of the ICE common stock over the stated exercise price. The exercise price per share will be determined by the Compensation Committee but will not be less than 100% of the fair market value of ICE common stock on the date of grant. Fair market value will generally be the closing price of ICE common stock on the NYSE on the date of grant. Stock appreciation rights must be exercised within 10 years after the date of grant.

Restricted Shares. Restricted shares are shares of ICE common stock that are registered in the recipient’s name, but that are subject to transfer and/or forfeiture restrictions for a period of time. The Compensation Committee may grant or offer for sale restricted shares of ICE common stock in such amounts, and subject to such terms and conditions, as the Compensation Committee may determine. The recipient will have the same voting and dividend rights as any other stockholder of ICE, except that dividends will be retained by ICE for the recipient’s account while the transfer and/or forfeiture restrictions apply and will be paid (without interest) only if and when the period of restriction lapses.

Restricted Stock Units. A restricted stock unit is an unfunded, unsecured right to receive a share of ICE common stock, cash or other property at a future date. The Compensation Committee may grant restricted stock units in such amounts, and subject to such terms and conditions, as the Compensation Committee may determine. The recipient will have only the rights of a general unsecured creditor of ICE and no rights as a stockholder of ICE until ICE common stock underlying the restricted stock units, if any, is delivered.

Dividend Equivalent Rights. The Compensation Committee may, in its discretion, include in the award agreement for any award other than stock options or stock appreciation rights a dividend equivalent right entitling the recipient to receive an amount equal to all or any portion of the regular cash dividends that would be paid on the shares of ICE common stock covered by such award as if such shares had been delivered. Dividend equivalent rights granted in connection with an award of restricted stock units will be subject to the same performance and/or service conditions that apply to such restricted stock units, and dividend equivalents will be released only if and when such restricted stock units have vested. Dividend equivalent rights may be payable in cash, shares of ICE common stock or other property as determined by the Compensation Committee. For the avoidance of doubt, no dividend equivalent rights will be paid on any unvested awards.

Other Stock-Based Awards. The Compensation Committee may grant other types of stock-based, stock-related or cash-based awards, including the grant of unrestricted shares of ICE common stock in such amounts, and subject to such terms and conditions, as the Compensation Committee may determine, but in each case, subject to the individual share limit described above.

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PROPOSAL 3 — APPROVAL OF THE INTERCONTINENTAL EXCHANGE, INC. 2022 OMNIBUS EMPLOYEE INCENTIVE PLAN

Change in Control

Unless otherwise determined by the Compensation Committee (or unless otherwise provided in the applicable award agreement or in an employment agreement), if a recipient’s employment is terminated by ICE or any successor entity thereto without “cause,” or if the recipient terminates employment for “good reason” (each as defined in the 2022 Employee Plan), in each case upon or within two years after a “change in control,” each award granted to such recipient prior to such change in control shall become fully vested (including the lapsing of all restrictions and conditions) and, as applicable, exercisable as of the date of such termination of employment, and any shares of common stock deliverable pursuant to restricted stock units shall be delivered promptly (but no later than fifteen days) following such recipient’s termination of employment, provided that, as of the change in control date, any outstanding performance-based awards shall be deemed earned at the greater of the target level or actual performance level through the change in control date with respect to all open performance periods.

In the event of a change in control, the Compensation Committee may (1) cancel awards for the in-the-money spread value for stock options and stock appreciation rights and for fair value for other awards (as determined in the sole discretion of the Compensation Committee), (2) provide for the issuance of substitute awards or (3) provide that for a period of at least 20 days prior to the change in control, stock options or stock appreciation rights will be exercisable as to all shares of common stock subject thereto and that any stock options or stock appreciation rights not exercised prior to the consummation of the change in control will terminate and be of no further force or effect as of the consummation of the change in control. If the Compensation Committee cancels any awards pursuant to clause (1) above and the consideration paid in the change in control includes contingent value rights, the Compensation Committee will determine whether such canceled awards are valued taking into account such contingent value rights (with the value determined in the sole discretion of the Compensation Committee) or are entitled to a share of such contingent value rights.

As used in the 2022 Employee Plan, a “change of control” means (1) any person is or becomes the beneficial owner, directly or indirectly, of securities representing 30% or more of the combined voting power of any outstanding ICE securities eligible to vote in an election of directors (subject to certain exceptions, including if such person is a recipient of an award under the 2022 Employee Plan, an entity controlled by the recipient or group of which the recipient is a member); (2) during any three-year period, individuals who constitute the Board as of the beginning of the period (or subsequent directors whose election or nomination was approved or recommended by a vote of at least two-thirds of such directors or directors whose election or nomination was previously so approved or recommended) cease for any reason to constitute at least a majority of the Board; (3) any dissolution or liquidation of ICE or any sale or disposition of 50% or more of ICE’s assets or business; or (4) the consummation of any reorganization, merger, consolidation or share exchange or similar form of corporate transaction involving ICE, unless (a) the persons who were the beneficial owners of outstanding ICE securities eligible to vote in an election of directors immediately before the consummation of such transaction hold more than 60% of the voting power of (y) the successor or survivor corporation in such transaction or (z) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of at least 95% of the voting power of the successor or survivor corporation, and (b) each such person holds such securities in substantially the same proportion immediately following the consummation of such transaction as each such person had held immediately prior to the consummation of such transaction.

Performance Awards

Awards may, at the discretion of the Committee, be issued subject to the attainment of one or more of the following performance criteria: earnings; earnings per share; earnings before interest, taxes, depreciation and amortization; revenue or net revenue measures; gross profit or operating profit measures (including before or after taxes and including profit growth and profit-related return ratios); cost management; dividend payout ratios; market share measures; economic value added; cash flow; return measures (including return on capital, invested capital, total capital, tangible capital, expenses, tangible expenses, equity, revenue, investment, assets, or net assets or total shareholder return or similar measures); increase in the fair market value of ICE common stock; or changes (or the absence of changes) in the per share or aggregate fair market value of ICE common stock.

U.S. Federal Income Tax Implications of Awards

The following is a brief description of the U.S. federal income tax consequences generally arising with respect to the grant of stock options, stock appreciation rights, restricted stock and restricted stock units. This summary is not intended to (and does not) constitute tax advice to recipients of awards and is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences. Recipients are advised to consult with their own independent tax advisors with respect to the specific tax consequences that, in light of their particular circumstances, might arise in connection with their receipt of awards under the 2022 Employee Plan, including any state, local or foreign tax consequences and the effect, if any, of gift, estate and inheritance taxes.

Non-qualified Stock Options and Stock Appreciation Rights. The grant of a non-qualified stock option or stock appreciation right will create no tax consequences for the recipient or ICE at the grant date. Upon exercising such an option or stock appreciation right, the recipient will recognize ordinary income equal to the excess of the fair market value of the vested shares of ICE common stock (and/or

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cash or other property) acquired on the date of exercise over the exercise price, and will be subject to FICA tax in respect of such amounts. A recipient’s disposition of common stock acquired upon the exercise of a non-qualified option or stock appreciation right generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the recipient’s tax basis in such shares (the tax basis in the acquired shares of common stock generally being the exercise price plus any amount recognized as ordinary income in connection with the exercise of the option).

Incentive Stock Options. A recipient will not recognize taxable income upon exercising an incentive stock option except that the alternative minimum tax may apply. If a recipient holds the common stock acquired under the incentive stock option for at least two years from the grant date and one year from the exercise date (the “Required Holding Period”), the recipient’s subsequent disposition of such common stock generally will result in long-term capital gain or loss measured by the difference between the sale price and the recipient’s tax basis in such shares (the tax basis in acquired shares of common stock for which the Required Holding Period is met generally being the exercise price of the incentive stock option). Upon a disposition of common stock acquired upon exercise of an incentive stock option before the end of the Required Holding Period, the recipient generally will recognize ordinary income equal to the lesser of (i) the excess of the fair market value of the common stock at the date of exercise of the incentive stock option over the exercise price or (ii) the amount realized upon the disposition of the incentive stock option common stock over the exercise price.

Restricted Stock. The recipient of an award of restricted stock will not recognize ordinary income at grant unless the award is vested at grant or the recipient makes the election referred to below. Instead, when the restricted stock vests, the recipient will recognize ordinary income equal to the fair market value of the common stock on the vesting date less any amount the recipient paid for the restricted stock, and such income will be subject to FICA taxation. The recipient’s basis in the common stock received generally will be equal to the fair market value of ICE common stock on the date the restricted stock vests, and the recipient’s holding period in such common stock begins on the day after the restricted stock vests.

Restricted Stock Units. A recipient of a restricted stock unit (whether time-vested or subject to achievement of performance goals) will not be subject to taxation at grant. Instead, a recipient will be subject to FICA taxation at the time any portion of such award vests and will be subject to income tax at ordinary rates on the fair market value of the common stock or the amount of cash received on the date of delivery in settlement of the restricted stock unit. The recipient’s tax basis for purposes of determining any subsequent gain or loss from the sale of the common stock will be equal to the fair market value of the common stock (if any) received on the delivery date, and the recipient’s holding period will begin at the delivery date. Gain or loss resulting from any sale of common stock delivered to a recipient will be treated as long- or short-term capital gain or loss depending on the length of the holding period.

Deduction. ICE generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the recipient in connection with the delivery of common stock (or cash) pursuant to an award of restricted stock or restricted stock units, or the exercise of a stock option or stock appreciation right. ICE will not be entitled to any tax deduction with respect to an incentive stock option if the recipient holds the common stock for the Required Holding Period prior to disposition of the common stock, and is generally not entitled to a tax deduction with respect to any amount that represents a capital gain to a recipient or that represents compensation in excess of $1 million paid to “covered employees” under Section 162(m) of the Code.

Additional Medicare Tax. A recipient will also be subject to a 3.8% tax on the lesser of (i) the recipient’s “net investment income” for the relevant taxable year and (ii) the excess of the recipient’s modified adjusted gross income for the taxable year over a certain threshold (between $125,000 and $250,000, depending on the recipient’s circumstances). The recipient’s net investment income generally includes net gains from the disposition of shares. Recipients are urged to consult their tax advisors regarding the applicability of this Medicare tax to their income and gains in respect of their investment in the shares.

Section 409A. If an award is subject to Section 409A of the Code, but does not comply with the requirements of Section 409A of the Code, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties. Recipients are urged to consult with their tax advisors regarding the applicability of Section 409A of the Code to their awards.

Transfer Restrictions

No award (or any rights or obligations thereunder) granted to any person under the 2017 Employee Plan may be sold, exchanged, transferred, assigned, pledged, hypothecated or otherwise disposed of or hedged (including through the use of any cash-settled instrument), other than by will or by the laws of descent and distribution. All awards (and any rights thereunder) will be exercisable during the life of the recipient only by the recipient or by the recipient’s legal representative.

Clawback/Recoupment

Awards under the 2022 Employee Plan may be subject to recoupment or clawback as may be required by applicable law, or ICE’s recoupment or “clawback” policy as it may be amended from time to time.

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PROPOSAL 3 — APPROVAL OF THE INTERCONTINENTAL EXCHANGE, INC. 2022 OMNIBUS EMPLOYEE INCENTIVE PLAN

Amendment and Termination

Generally, the Board may from time to time suspend, discontinue, revise or amend the 2022 Employee Plan. In general, the Board may, but is not required to, seek stockholder approval of amendments to the 2022 Employee Plan. The Board, however, must submit amendments to the 2022 Employee Plan to stockholders if required by applicable law, regulation or rule of a securities exchange or if the amendment would reduce the exercise price of outstanding stock options or stock appreciation rights.

Unless earlier terminated by the Board, the 2022 Employee Plan (if approved by ICE’s stockholders) will terminate on May 13, 2032, but any outstanding award will remain in effect until the underlying shares are delivered or the award lapses.

New Plan Benefits

Awards under the 2022 Employee Plan, if any, for 2022 will be subject to the Compensation Committee’s discretion. As a result, we cannot determine the number or type of awards that will be granted to any participant under the 2022 Employee Plan for the 2022 fiscal year. The awards granted in 2021 under the 2017 Employee Plan, which would not have changed if the 2022 Employee Plan had been in place instead of the 2017 Employee Plan, are set forth in the table below. The awards granted in 2021 under the 2013 Omnibus Non-Employee Director Incentive Plan are also set forth in the table below.

	2017 Omnibus Employee Incentive Plan		2013 Non-Employee Director Incentive Plan

Name and Position	Dollar Value ($)(1)	Number of Units(2)	Dollar Value ($)(1)	Number of Units(2)
Jeffrey C. Sprecher Chair and Chief Executive Officer	$10,749,867	170,011	N/A	N/A
A. Warren Gardiner Chief Financial Officer	$899,773	7,972	N/A	N/A
Benjamin R. Jackson President, Intercontinental Exchange	$3,749,984	59,306	N/A	N/A
David S. Goone Chief Strategy Officer	$2,749,975	43,491	N/A	N/A
Lynn C. Martin President, NYSE Group and Chair, ICE Fixed Income & Data Services	$3,249,904	47,331	N/A	N/A
Current executive officers as a group (includes NEOs)	$24,399,160	380,807	N/A	N/A
Current non-employee directors as a group	N/A	N/A	$4,451,911	39,307
Employees other than executive officers as a group	$174,908,778	1,623,482	N/A	N/A

(1)	Dollar value reflects the grant date fair value of all performance-based restricted stock units, stock options and restricted stock units granted in 2021.

(2)	Assumes target performance was achieved for 2021 performance-based restricted stock unit awards and includes stock options awarded in 2021.

Directors’ Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE INTERCONTINENTAL EXCHANGE, INC. 2022 OMNIBUS EMPLOYEE INCENTIVE PLAN.

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PROPOSAL 3 — APPROVAL OF THE INTERCONTINENTAL EXCHANGE, INC. 2022 OMNIBUS EMPLOYEE INCENTIVE PLAN

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information about our common stock that has been or may be issued under our equity compensation plans as of December 31, 2021:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (in thousands) (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the Second Column (a))
Equity compensation plans approved by security holders (1)	6,476	$68.77	31,555
Equity compensation plans not approved by security holders (2)	50
Total	6,526	$68.77	31,555

(1)

The 2009 Omnibus Incentive Plan was approved by our stockholders in May 2009. The 2013 Omnibus Employee Incentive Plan and the 2013 Omnibus Non-Employee Director Incentive Plan were approved by our stockholders in May 2013. The 2017 Omnibus Employee Incentive Plan was approved by our stockholders in May 2017. Of the 6.5 million securities to be issued upon exercise, 3.0 million are options with a weighted average exercise price of $68.77 and the remaining 3.5 million securities are restricted stock units that do not have an exercise price. The 2018 Employee Stock Purchase Plan was approved by stockholders in May 2018.

(2)	This category includes the 2003 Restricted Stock Deferral Plan for Outside Directors. All of the 50,000 securities to be issued are shares of restricted stock that do not have an exercise price.

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PROPOSAL 4 — APPROVAL OF THE INTERCONTINENTAL EXCHANGE, INC.

2022 OMNIBUS NON-EMPLOYEE DIRECTOR INCENTIVE PLAN

On March 4, 2022, upon the approval and recommendation of our Compensation Committee, our Board of Directors unanimously approved the adoption of the 2022 Omnibus Non-Employee Director Incentive Plan (the “2022 Director Plan”), subject to approval by our stockholders at the 2022 Annual Meeting. The 2022 Director Plan will be effective on May 13, 2022 if it is approved by our stockholders at the 2022 Annual Meeting. If the 2022 Director Plan is not approved by stockholders, no awards will be made under the 2022 Director Plan and the 2022 Director Plan will be null and void in its entirety.

The 2022 Director Plan will be applicable only to awards granted on or after the date the 2022 Director Plan is approved by our stockholders (the “Effective Date”), and will replace ICE’s 2013 Omnibus Non-Employee Director Incentive Plan (the “2013 Director Plan”), which was previously approved by our stockholders on May 17, 2013 and was subsequently amended by our stockholders on May 19, 2017 to add an annual limit of $850,000 on the aggregate value of cash and non-cash compensation that could be granted to any non-employee director in respect of his or her service to ICE or a subsidiary of ICE. A non-employee director is a director or prospective director of ICE or any of ICE’s subsidiaries who is not an employee of ICE or any of ICE’s subsidiaries. The 2022 Director Plan has been designed to build upon the effectiveness of the 2013 Director Plan and incorporates the best governance practices to further align our non-employee director compensation program with the interests of our stockholders. The Compensation Committee recommended, and the Board of Directors approved, the 2022 Director Plan in consideration of the key role that equity incentive compensation plays in ICE’s compensation philosophy and approach. The 2022 Director Plan ensures that ICE’s non-employee director compensation program will remain competitive and will accommodate non-employee directors taking on additional roles (for example, serving on the board of directors of ICE subsidiaries and/or serving as a committee chair). Approving the Directors Plan will enable ICE to continue to recruit, retain and motivate highly qualified non-employee directors to serve on our Board and to provide invaluable guidance necessary to our success.

The material terms of the 2022 Director Plan are substantially consistent with the material terms of the 2022 Employee Plan described under Proposal 3 above, except for the key differences described below. This summary of the material terms of the 2022 Director Plan is qualified in its entirety by reference to the complete text of the 2022 Director Plan, which is attached hereto as Exhibit B.

Summary of the 2022 Director Plan

The purpose of the 2022 Director Plan is to attract, retain and motivate qualified and experienced individuals who may perform services for ICE as non-employee directors, to compensate them for their contributions to the long-term growth and profits of ICE and to encourage them to acquire a proprietary interest in ICE’s success.

Administration

The Compensation Committee will have sole discretion to make all determinations in respect of whether and when a grantee’s leave of absence from Board service or change in association with ICE or its subsidiaries results in a termination of his or her service as a non-employee director, and the impact, if any, of any such leave of absence or change in association on outstanding awards.

Eligibility

Awards may be made only to non-employee directors. As of the record date, 35 non-employee directors were eligible to receive awards under the 2022 Director Plan.

ICE Common Stock Available for Awards under the Plan

The total number of shares of ICE common stock that may be subject to awards granted under the 2022 Director Plan is 250,000 (two hundred and fifty thousand) shares, plus the number of additional shares available for future awards under the 2013 Director Plan as of the Effective Date and the number of shares related to awards under the 2013 Director Plan as of the Effective Date which thereafter terminate, expire unexercised, or are forfeited, canceled or otherwise lapse for any reason (as of the record date, there were 755,859 shares available for future grant under the 2013 Director Plan and outstanding awards with respect to 35,892 shares under the 2013 Director Plan).

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PROPOSAL 4 — APPROVAL OF THE INTERCONTINENTAL EXCHANGE, INC. 2022 OMNIBUS NON-EMPLOYEE DIRECTOR INCENTIVE PLAN

Individual Limitation on Compensation to Non-Employee Directors

No non-employee director may be granted (in any calendar year) compensation, solely with respect to his or her service as a non-employee director, with a value in excess of $850,000, with the value of any equity based on awards based on the grant date fair value of such award; provided, that the independent members of the Board may make exceptions to this limit for a member participating in a special committee, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation.

Type of Awards

Awards under the 2022 Director Plan are not subject to a minimum vesting schedule or a minimum performance period. The 2022 Director Plan provides for grants of “non-qualified” stock options (i.e., stock options that are not intended to be “incentive stock options” under Section 422 of the Code) since non-employees are not eligible for the grant of incentive stock options under the relevant provisions of the Code.

Change in Control

Unless otherwise determined by the Compensation Committee (or unless otherwise provided in the applicable award agreement), if a grantee’s service as a non-employee director is terminated by ICE or any successor entity thereto on or within one year after a “change in control,” as defined in the 2022 Director Plan, each award granted to such grantee prior to such change in control shall become fully vested (including the lapsing of all restrictions and conditions) and, as applicable, exercisable as of the date of such termination of service, and any shares of common stock deliverable pursuant to restricted stock units shall be delivered promptly (but no later than 15 days) following such grantee’s termination of service, provided that, as of the change in control date, any outstanding performance-based awards shall be deemed earned at the greater of the target level or actual performance level through the change in control date (or if no target level is specified, the maximum level) with respect to all open performance periods.

U.S. Federal Income Tax Implications of Awards

Please see the description of the “U.S. Federal Tax Implications of Awards” for the 2022 Employee Plan, above, which generally applies to awards under the 2022 Director Plan. Non-employee directors, however, are not eligible to receive grants of incentive stock options, and any amounts taxable to non-employee directors in respect of awards are not subject to FICA taxation (but may instead be subject to certain self-employment taxes).

This summary is not intended to (and does not) constitute tax advice to recipients of awards and is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences. Recipients are advised to consult with their own independent tax advisors with respect to the specific tax consequences that, in light of their particular circumstances, might arise in connection with their receipt of awards under the 2022 Director Plan, including any state, local or foreign tax consequences and the effect, if any, of gift, estate and inheritance taxes.

New Plan Benefits

Awards under the 2022 Director Plan, if any, for 2022 will be subject to the Compensation Committee’s discretion. As a result, we cannot determine the number or type of awards that will be granted to any participant under the 2022 Director Plan for the 2022 fiscal year. The awards granted to non-employee directors for the 2021 fiscal year under the 2013 Plan, which would not have changed if the 2022 Plan had been effective, are set forth in the table under New Plan Benefits under Proposal 3 above.

Directors’ Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2022 OMNIBUS NON-EMPLOYEE DIRECTOR INCENTIVE PLAN.

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PROPOSALS RELATING TO AMENDMENTS TO OUR CURRENT CERTIFICATE OF INCORPORATION

PROPOSAL 5 — APPROVAL OF THE ADOPTION OF AMENDMENTS TO OUR CURRENT CERTIFICATE OF INCORPORATION TO ELIMINATE SUPERMAJORITY VOTING PROVISIONS

General

On March 4, 2022, our Board approved and declared advisable amendments to the Fifth Amended and Restated Certificate of Incorporation (our current “Certificate of Incorporation”), which would eliminate the supermajority voting provisions in our current Certificate of Incorporation for amending the Company’s Certificate of Incorporation and Bylaws (collectively, the “Majority Voting Amendment”).

If our stockholders approve this Proposal, the Certificate of Amendment in the form attached as Exhibit C that includes the Majority Voting Amendment (the “Majority Voting Certificate of Amendment”) will be approved and adopted by our stockholders. However, if both this Proposal and Proposal 6 receive certain requisite votes (as described below), the Sixth Amended and Restated Certificate of Incorporation in the form attached as Exhibit D that includes both the Majority Voting Amendment and the Special Meeting Amendment (as defined and described under Proposal 6) will be approved and adopted by our stockholders and the Majority Voting Certificate of Amendment will be abandoned. The Company will then file with the SEC either the Majority Voting Certificate of Amendment or the Sixth Amended and Restated Certificate of Incorporation, as applicable. As further described below, after the relevant documents are filed with, and if required, approved by the SEC, the Majority Voting Certificate of Amendment or the Sixth Amended and Restated Certificate of Incorporation, as applicable, will be filed with the Secretary of State of the State of Delaware and become effective when filed or at such later time as may be stated in such filing.

The form of the Majority Voting Certificate of Amendment contemplated by this Proposal is set forth in Exhibit C of this Proxy Statement. The form of the Sixth Amended and Restated Certificate of Incorporation contemplated by this Proposal and Proposal 6 (if both proposals are approved by certain requisite votes of our stockholders) is set forth in Exhibit D, with proposed additions demarcated by underline and proposed deletions demarcated by strike-through. The description of the proposed Majority Voting Amendment set forth below is qualified in its entirety by reference to the text in Exhibit C and Exhibit D. The Board recommends that the stockholders approve the adoption of the Majority Voting Amendment to eliminate supermajority voting provisions.

The Board is seeking to strengthen stockholder participation rights allowing stockholders to amend our Certificate of Incorporation and Bylaws with simple majority voting.

Under Article X of our current Certificate of Incorporation, the affirmative vote of holders of not less than 66 2/3% of the outstanding shares of Common Stock entitled to vote thereon is required in order to amend or repeal certain provisions contained in our Certificate of Incorporation. In addition, under Article IX of our current Certificate of Incorporation, no adoption, amendment or repeal of any bylaw by action of stockholders may be effective unless approved by the affirmative vote of holders of not less than 66 2/3% of the outstanding shares of Common Stock entitled to vote thereon.

However, in response to the Company’s receipt of a stockholder proposal on this topic, which received 92.2% of the votes cast in favor thereof at the 2021 Annual Meeting, as well as feedback received during the Company’s stockholder outreach program, the Board has carefully evaluated our corporate governance practices, previous stockholder votes on this topic at other companies, benchmarking of other companies’ practices and the guidelines of proxy advisory firms. Based on this evaluation, the Board has decided to submit this proposal to remove the supermajority voting requirements for stockholders to amend our Certificate of Incorporation and Bylaws.

In making this decision, the Board considered that the purpose of supermajority voting requirements is to facilitate corporate governance stability by requiring broad stockholder consensus to effect certain changes. On the other hand, the Board also considered that, as corporate governance practices have evolved, stockholders and other stakeholders now view such supermajority voting provisions as conflicting with principles of good corporate governance and support the elimination of such supermajority voting provisions in a company’s constituent documents in order to increase board accountability to stockholders and provide stockholders with greater ability to participate in the corporate governance of a company. In addition, the Board considered the fact that many other U.S. public companies no longer have supermajority voting provisions.

As a result, the Board unanimously approved and declared advisable, and recommends that stockholders approve the adoption of, the Majority Voting Certificate of Amendment and if, both this Proposal and Proposal 6 are approved by certain requisite votes of our

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PROPOSAL 5 — APPROVAL OF THE ADOPTION OF AMENDMENTS TO OUR CURRENT CERTIFICATE OF INCORPORATION TO ELIMINATE SUPERMAJORITY VOTING PROVISIONS

stockholders, the Sixth Amended and Restated Certificate of Incorporation, in each case containing the Majority Voting Amendment, which amends our current Certificate of Incorporation to (1) eliminate the requirement in Article X that the amendment or repeal of certain provisions contained in our Certificate of Incorporation be approved by the affirmative vote of holders of not less than 66 2/3% of the outstanding shares of Common Stock entitled to vote thereon; and (2) provide under Article IX that the affirmative vote of the holders of a majority, rather than at least 66 2/3%, of the outstanding shares of Common Stock entitled to vote thereon, is required to adopt, amend or repeal any bylaw by action of stockholders.

Review and Approval by the SEC

As the owner of national securities exchanges (including the NYSE), ICE is required to file proposed amendments to its Certificate of Incorporation and Bylaws with the SEC. In some cases it is also required to obtain the approval of the SEC for the proposed amendments. If our stockholders approve this Proposal, ICE will promptly file with the SEC the Majority Voting Certificate of Amendment or, if our stockholders approve this Proposal and Proposal 6 by the requisite vote, the Sixth Amended and Restated Certificate of Incorporation.

If approval is not required by the SEC, or if approval is required and received, the Majority Voting Certificate of Amendment or, if our stockholders approve both this Proposal and Proposal 6 by the requisite vote, the Sixth Amended and Restated Certificate of Incorporation, will be filed with the Secretary of State of the State of Delaware and become effective when filed or at such later time as may be stated in the filing with the Secretary of State of the State of Delaware. If approval is required but the SEC does not approve the proposed changes, the Majority Voting Certificate of Amendment and the Sixth Amended and Restated Certificate of Incorporation will not be filed with the Secretary of State of the State of Delaware and both documents will be deemed abandoned and will not otherwise become effective.

Vote Required

Although we are seeking stockholder approval at this Annual Meeting to eliminate the supermajority voting provisions in our current Certificate of Incorporation, the approval of the adoption of the Majority Voting Amendment and the Majority Voting Certificate of Amendment by our stockholders at this Annual Meeting would still require the affirmative vote of the holders of not less than 66 2/3% of the outstanding shares of Common Stock entitled to vote thereon in accordance with Article X of our current Certificate of Incorporation.

As a result of the higher threshold required to approve the adoption of the Majority Voting Amendment, even though the votes required to approve the adoption of the Special Meeting Amendment is lower, the approval of the adoption of the Sixth Amended and Restated Certificate of Incorporation (which includes both the Majority Voting Amendment and the Special Meeting Amendment) requires our stockholders to approve both this Proposal and Proposal 6 by the affirmative vote of the holders of not less than 66 2/3% of the outstanding shares of Common Stock entitled to vote thereon.

If you abstain from voting on this matter, your abstention will have the same effect as a vote “against” the approval of the adoption of the Majority Voting Amendment to eliminate supermajority voting provisions in our current Certificate of Incorporation. If you hold your shares through a broker and you do not instruct the broker on how to vote on this Proposal within a specified period of time prior to the meeting, your broker will not have the authority to vote your shares. Thus, in tabulating the voting result for this Proposal, shares that constitute broker non-votes are not considered votes cast on this Proposal. Abstentions and broker non-votes will be counted as present for purposes of determining the presence of a quorum.

The approval of this Proposal is not conditioned on the approval of Proposal 6. If our stockholders do not approve Proposal 6, the Majority Voting Amendment and the Majority Voting Certificate of Amendment may still be approved and adopted by the requisite vote of stockholders. If our stockholders approve this Proposal but do not approve Proposal 6, the Company will submit to the SEC for review the Majority Voting Certificate of Amendment, but the Company will not submit to the SEC the Special Meeting Certificate of Amendment (as described under Proposal 6) or a Sixth Amended and Restated Certificate of Incorporation, and the Company will not adopt the Ninth Amended and Restated Bylaws (as described under Proposal 6) or submit it to the SEC for review.

Directors’ Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ADOPTION OF AMENDMENTS TO OUR CURRENT CERTIFICATE OF INCORPORATION TO ELIMINATE SUPERMAJORITY VOTING PROVISIONS.

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PROPOSAL 6 — APPROVAL OF THE ADOPTION OF AMENDMENTS TO OUR CURRENT CERTIFICATE OF INCORPORATION TO LOWER THE SPECIAL MEETING OWNERSHIP THRESHOLD TO 20%

General

On March 4, 2022, our Board approved and declared advisable amendments to our current Certificate of Incorporation, which would provide that special meetings of the Company’s stockholders may be called at the request of stockholders of record holding in the aggregate at least 20% of the outstanding shares of the Company’s Common Stock, reducing the 50% ownership threshold required under our current Certificate of Incorporation (collectively, the “Special Meeting Amendment”). Because the special meeting provision in our Eighth Amended and Restated Bylaws (our current “Bylaws”) likewise provides for a 50% ownership threshold, our Board also approved and conditionally adopted the Ninth Amended and Restated Bylaws to lower the special meeting ownership threshold to 20%, subject to (1) the effectiveness of a Certificate of Amendment of Certificate of Incorporation that includes the Special Meeting Amendment (the “Special Meeting Certificate of Amendment”) or the Sixth Amended and Restated Certificate of Incorporation, as further described below, and (2) SEC approval, if required, following the filing of the Ninth Amended and Restated Bylaws with the SEC.

If our stockholders approve this Proposal, the Special Meeting Certificate of Amendment in the form attached as Exhibit E will be approved and adopted by our stockholders. However, if both this Proposal and Proposal 5 receive certain requisite votes (as described below), the Sixth Amended and Restated Certificate of Incorporation in the form attached as Exhibit D that includes both the Special Meeting Amendment and the Majority Voting Amendment will be approved and adopted by our stockholders and the Special Meeting Certificate of Amendment will be abandoned. The Company will then file with the SEC either the Special Meeting Certificate of Amendment or the Sixth Amended and Restated Certificate of Incorporation, as applicable; and (2) the Ninth Amended and Restated Bylaws. As further described below, after the relevant documents are filed with, and if required, approved by the SEC, the Special Meeting Certificate of Amendment or the Sixth Amended and Restated Certificate of Incorporation, as applicable, will be filed with the Secretary of State of the State of Delaware and become effective when filed or at such later time as may be stated in such filing.

The form of the Special Meeting Certificate of Amendment contemplated by this Proposal is set forth in Exhibit E of this Proxy Statement. The form of the Sixth Amended and Restated Certificate of Incorporation contemplated by this Proposal and Proposal 5 (if both proposals are approved by certain requisite votes of our stockholders) is set forth in Exhibit D and the form of our Ninth Amended and Restated Bylaws is attached to this Proxy Statement as Exhibit F, in each case, with proposed additions demarcated by underline and proposed deletions demarcated by strike-through. The descriptions of the proposed Special Meeting Amendment and Ninth Amended and Restated Bylaws set forth below is qualified in its entirety by reference to the text in Exhibit D, Exhibit E and Exhibit F, respectively. The Board recommends that the stockholders approve the adoption of the Special Meeting Amendment to lower the special meeting ownership threshold to 20%.

The Board is seeking stockholder approval to lower the ownership threshold for stockholders to request a special meeting to 20%.

Under our current Certificate of Incorporation and our current Bylaws, holders of 50% of the outstanding shares of the Company’s Common Stock are entitled to call special meetings of stockholders so long as they satisfy certain procedural requirements. Stockholders are permitted to aggregate their holdings to reach the special meeting threshold and there is no aggregation cap or minimum duration of ownership requirement.

However, in response to the Company’s receipt of a stockholder proposal on this topic (see Proposal 8), as well as feedback received during the Company’s stockholder outreach program, the Board has carefully evaluated our corporate governance practices, previous stockholder votes on this topic at other companies, benchmarking of other companies’ practices and the guidelines of proxy advisory firms. Based on this evaluation, the Board has decided that lowering the ownership threshold for stockholders to call a special meeting from 50% to 20% would be in the best interests of the Company and its stockholders.

As a result, the Board has unanimously approved and declared advisable, and recommends that stockholders approve the adoption of, the Special Meeting Certificate of Amendment and if, both this Proposal and Proposal 5 are approved by certain requisite votes of our stockholders, the Sixth Amended and Restated Certificate of Incorporation, in each case containing the Special Meeting Amendment, which amends our current Certificate of Incorporation to lower the ownership threshold under Article VI for stockholders to request a special meeting from 50% to 20%. The Board has also unanimously approved and adopted (subject to the effectiveness of the Special Meeting Certificate of Amendment or the Sixth Amendment and Restated Certificate of Incorporation, as applicable, and SEC review of the Ninth Amended and Restated Bylaws), the Ninth Amended and Restated Bylaws, which amends Section 2.5 of our current Bylaws to (1) reduce the ownership threshold for stockholders to request a special meeting from 50% to 20%; and (2) provides stockholders who seek to call a special meeting greater clarity on the procedures for calling a special meeting by, among other things, setting forth

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PROPOSAL 6 — APPROVAL OF THE ADOPTION OF AMENDMENTS TO OUR CURRENT CERTIFICATE OF INCORPORATION TO LOWER THE SPECIAL MEETING OWNERSHIP THRESHOLD TO 20%

customary timing and informational requirements for a stockholder to request a special meeting, as well as customary procedural safeguards (such as ensuring that special meetings are called for lawful and appropriate purposes).

The Board sought feedback on its proposed 20% ownership threshold and believes that this threshold strikes an appropriate balance of facilitating stockholder engagement while maintaining procedural safeguards against corporate waste, disruption and abuse by a small minority of stockholders.

In developing this Proposal, the Company engaged stockholders holding, in the aggregate, approximately 45% of the Company’s outstanding shares of Common Stock, and a majority of those stockholders have expressed support for (or did not object to) the Company’s proposed 20% threshold.

The Board believes that a 20% ownership threshold will help to ensure that special meetings are reserved for those extraordinary matters on which immediate action is deemed necessary by an appropriately large set of the Company’s stockholders. In contrast, given ICE’s stockholder base, the Board believes that reducing the threshold to call a special meeting to 10% (as contemplated by Proposal 8) may enable a very small number of stockholders (currently, as few as two) to convene a special meeting without input or support from any other stockholders.

After careful consideration, the Board determined that the approval of a 20% ownership threshold would contribute to the Company’s continuing efforts to enhance stockholders rights, while protecting the Company and its stockholders from potential abuse and inefficient use of corporate resources resulting from a small minority of stockholders pursuing special interests that are not in the best interests of the Company.

This Proposal to lower the Company’s special meeting threshold to 20% is consistent with the Company’s corporate governance practices that promote stockholder engagement and participation.

The Company values and understands the importance of stockholder engagement and participation. As a result, the Company has been continuously working to enhance stockholders’ ability to express their views and hold our Board accountable. For example, the Company has annual elections for its directors, has adopted proxy access rights (i.e., stockholders can nominate directors through the Company’s proxy statement), and provides all stockholders with equal voting rights. The Board is also seeking stockholder approval at this Annual Meeting of a proposal to eliminate all supermajority voting provisions in our Certificate of Incorporation for amending the Company’s Certificate of Incorporation and Bylaws (see Proposal 5). The Company also works diligently to ensure that our annual meetings of stockholders provide our stockholders an effective avenue for communicating their views to management, the Board and other stockholders, and when we had a virtual annual meeting last year, the Company took significant steps to ensure stockholders were provided with the same rights and opportunities to participate as they would have had at an in-person meeting.

All of these corporate governance practices are in addition to the Company’s robust stockholder engagement program, in which the Company’s Chief Executive Officer, Chief Financial Officer, President and other members of the management team meet with a significant number of our stockholders and other stakeholders. The Company also discloses procedures that any stockholder can use to communicate directly with a director, Board committee or the full Board. These established practices and communication channels provide stockholders with opportunities to raise important matters and propose actions outside the annual meeting cycle (See “Corporate Governance—Structure and Role of Our Board—Stockholder Engagement” for a discussion of the Company’s stockholder outreach efforts).

As a result, the Board believes that the Company’s proposed 20% ownership threshold for special meetings is appropriate, particularly when viewed in combination with the Company’s corporate governance practices and stockholder engagement program.

Review and Approval by the SEC

As the owner of national securities exchanges (including the NYSE), ICE is required to file proposed amendments to its Certificate of Incorporation and Bylaws with the SEC. In some cases it is also required to obtain the approval of the SEC for the proposed amendments. If our stockholders approve this Proposal, ICE will promptly file with the SEC the Special Meeting Certificate of Amendment or, if our stockholders approve this Proposal and Proposal 5 by the requisite vote, the Sixth Amended and Restated Certificate of Incorporation. In addition, in order for the Company to implement this Proposal and lower the special meeting ownership threshold to 20%, ICE will also promptly file with the SEC the Ninth Amended and Restated Bylaws.

If approval is not required by the SEC, or if approval is required and received, the Special Meeting Certificate of Amendment or, if our stockholders approve both this Proposal and Proposal 5 by the requisite vote, the Sixth Amended and Restated Certificate of Incorporation, will be filed with the Secretary of State of the State of Delaware and become effective when filed or at such later time as

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PROPOSAL 6 — APPROVAL OF THE ADOPTION OF AMENDMENTS TO OUR CURRENT CERTIFICATE OF INCORPORATION TO LOWER THE SPECIAL MEETING OWNERSHIP THRESHOLD TO 20%

may be stated in the Delaware filing, and the Ninth Amended and Restated Bylaws will become effective at the same time as the Special Meeting Certificate of Amendment or the Sixth Amended and Restated Certificate of Incorporation, as applicable. If approval is required but the SEC does not approve the proposed changes, the Special Meeting Certificate of Amendment and the Sixth Amended and Restated Certificate of Incorporation will not be filed with the Secretary of State of the State of Delaware and both documents will be deemed abandoned and will not otherwise become effective. The Ninth Amended and Restated Bylaws will also be deemed abandoned and will not become effective.

Vote Required

The approval of the adoption of the Special Meeting Amendment by our stockholders at this Annual Meeting requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon. As a result of the higher threshold required to approve the adoption of the Majority Voting Amendment under our current Certificate of Incorporation, even though the votes required to approve the adoption of the Special Meeting Amendment is lower, the approval of the adoption of the Sixth Amended and Restated Certificate of Incorporation (which includes both the Majority Voting Amendment and the Special Meeting Amendment) requires our stockholders to approve both this Proposal and Proposal 5 by the affirmative vote of the holders of not less than 66 2/3% of the outstanding shares of Common Stock entitled to vote thereon.

Our Board has already approved and conditionally adopted the Ninth Amended and Restated Bylaws. An amendment of our Bylaws does not require stockholder approval, and the Ninth Amended and Restated Bylaws will become effective upon the effectiveness of the Special Meeting Certificate of Amendment or the Sixth Amendment and Restated Certificate of Incorporation, as applicable, subject any required to SEC approval thereof.

If you abstain from voting on this matter, your abstention will have the same effect as a vote “against” the approval and the adoption of the Special Meeting Amendment to lower the special meeting ownership threshold to 20%. If you hold your shares through a broker and you do not instruct the broker on how to vote on this Proposal within a specified period of time prior to the meeting, your broker will not have the authority to vote your shares. Thus, in tabulating the voting result for this Proposal, shares that constitute broker non-votes are not considered votes cast on this Proposal. Abstentions and broker non-votes will be counted as present for purposes of determining the presence of a quorum.

The approval of this Proposal is not conditioned on the approval of Proposal 5. If our stockholders do not approve Proposal 5, the Special Meeting Amendment and the Special Meeting Certificate of Amendment may still be approved and adopted by the requisite vote of stockholders (i.e., a majority of the outstanding shares of Common Stock entitled to vote thereon). If our stockholders approve this Proposal but do not approve Proposal 5, (1) the Company will submit to the SEC for review the Special Meeting Certificate of Amendment, but the Company will not submit to the SEC the Majority Voting Certificate of Amendment or the Sixth Amended and Restated Certificate of Incorporation and (2) the Company will submit to the SEC for review the Ninth Amended and Restated Bylaws.

Directors’ Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ADOPTION OF AMENDMENTS TO OUR CURRENT CERTIFICATE OF INCORPORATION TO LOWER THE SPECIAL MEETING OWNERSHIP THRESHOLD TO 20%.

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AUDIT MATTERS

AUDIT COMMITTEE REPORT

The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities relating to the quality and integrity of our financial reporting, compliance with legal and regulatory requirements, systems of internal controls, qualifications and independence of our independent registered public accounting firm, performance of our internal audit function and our independent registered public accounting firm, financial reporting processes and such other functions as the Board may assign from time to time. The Audit Committee spent substantial time on matters involving tax regulation changes and the Company’s treasury activity. The Audit Committee is responsible for the appointment, retention, evaluation, compensation, which includes the fee negotiation, and oversight of our independent registered public accounting firm.

The Audit Committee annually reviews Ernst & Young LLP’s qualifications, performance and independence in connection with its determination as to whether to retain Ernst & Young LLP as our independent registered public accounting firm. In conducting its review, the Audit Committee considered, among other things:

•	the firm’s independence and integrity;

•	the quality and efficiency of the services provided, including performance of the Ernst & Young LLP lead partner and the audit team;

•	the firm’s relevant industry expertise and geographical reach;

•	the extent and quality of its communications with the Audit Committee and our management;

•

the firm’s demonstrated capability, expertise and efficiency in which it handles the breadth and complexity of our global operations, including the use of technology, specialists, and subject matter experts;

•

the firm’s depth of institutional knowledge and understanding of our global businesses, operations and systems, the various industries, including the global regulatory environment, U.S. and international accounting standards, the potential effect on the financial statements of the significant risks and exposures facing us, and our internal control over financial reporting;

•

external data relating to Ernst & Young LLP’s audit quality and performance, including recent Public Company Accounting Oversight Board (the “PCAOB”) reports on Ernst & Young LLP (including its global network of firms), and the results of peer review and self-review examinations; and

•	the appropriateness of fees.

The Audit Committee also works with our management team in selecting the lead partner on our account and met with the current lead partner before he was put in that role. Our current lead partner has been in that position for us since 2018 and will be subject to mandatory rotation in 2023.

Our Board of Directors has adopted an Audit Committee Charter, which sets forth the responsibilities of the Audit Committee. A copy of the Audit Committee Charter is available on our website at www.intercontinentalexchange.com under the links “About—Investors & Media—Governance—Governance Overview—Charter of the Audit Committee.” The Audit Committee held six meetings during the fiscal year ended December 31, 2021. The Audit Committee reviewed and discussed with management and Ernst & Young LLP our audited financial statements for the fiscal year ended December 31, 2021. The Committee has also discussed with Ernst & Young LLP the matters required to be discussed by the applicable requirements of the PCAOB and the SEC.

The Audit Committee also received the written disclosures and letter from Ernst & Young LLP required by Rule 3526 of the PCAOB (Communications with Audit Committees Concerning Independence) and has discussed with Ernst & Young LLP its independence. The Audit Committee reviewed the audit and non-audit services provided by Ernst & Young LLP for the fiscal year ended December 31, 2021 and determined to engage Ernst & Young LLP as the independent registered public accounting firm of ICE for the fiscal year ending December 31, 2022. The Audit Committee meets to review and approve the financial information in each of our quarterly reports on Form 10-Q and our annual report on Form 10-K. During these meetings, the Audit Committee reviews any accounting, tax and treasury issues, including any identified critical audit matters, and events that arose during the quarter, reviews legal matters that may significantly impact our financial statements, reviews our earnings press release, meets with representatives of our internal audit department to discuss Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”) matters and the status of internal audits and discusses the audit or review process conducted by Ernst & Young LLP. The Audit Committee also is responsible for the appointment and replacement, if necessary, of the Chief Audit Executive and consults with management regarding the performance of the Chief Audit Executive. The Audit Committee makes the final determination of the annual compensation of the Chief Audit Executive based on recommendations from the Compensation Committee and senior management.

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AUDIT MATTERS

Based upon the Audit Committee’s review of the audited financial statements and the discussions noted above, the Audit Committee recommended that the Board of Directors include the audited financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for filing with the SEC.

Audit Committee:

Judith A. Sprieser, Chair

Charles R. Crisp

Duriya M. Farooqui

Mark F. Mulhern

2022 Proxy Statement  INTERCONTINENTAL EXCHANGE  67

PROPOSAL 7 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022

The Audit Committee of our Board of Directors, in accordance with its charter and authority delegated to it by the Board of Directors, has appointed the firm of Ernst & Young LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2022, and the Board of Directors has directed that such appointment be submitted to our stockholders for ratification at the Annual Meeting. Ernst & Young LLP has audited our financial statements since 2002 and is considered by our Audit Committee to be well qualified. Our organizational documents do not require that our stockholders ratify the selection of Ernst & Young LLP as our independent registered public accounting firm. We are seeking stockholder ratification because we believe doing so is good corporate practice and our Audit Committee believes appointing Ernst & Young LLP to be in the best interest of our stockholders. If the stockholders do not ratify the appointment of Ernst & Young LLP, the Audit Committee will reconsider the appointment, but may still retain Ernst & Young LLP.

Representatives of Ernst & Young LLP will be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so. They also will be available to respond to appropriate questions from stockholders.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS AND THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022.

INFORMATION ABOUT OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND SERVICES

Audit and Non-Audit Fees

Aggregate fees for professional services rendered for us by Ernst & Young LLP as of and for the fiscal years ended December 31, 2021 and 2020 are set forth below. The aggregate fees included in the Audit Fees category are fees billed for the fiscal year for the integrated audit of our annual financial statements and audits and reviews of statutory and regulatory filings. The aggregate fees included in the Audit-Related, Tax and Other Fees categories are fees for services performed in the fiscal years.

	Fiscal Year 2021	Fiscal Year 2020
Audit Fees	$14,437,000	$12,443,000
Audit-Related Fees	$1,577,000	$1,956,000
Tax Fees	$141,000	$94,000
All Other Fees	—	$65,000
Total	$16,155,000	$14,558,000

Audit Fees for the fiscal years ended December 31, 2021 and 2020 were for professional services rendered for the audits of our annual consolidated financial statements, reviews of periodic reports and other documents filed with the SEC, audits of the effectiveness of internal control as required by Section 404 of Sarbanes-Oxley and services that are customarily provided in connection with statutory or regulatory filings.

Audit-Related Fees for the fiscal year ended December 31, 2021 and 2020 were for service organization control and other attestation reports, due diligence for businesses considered for acquisition, agreed upon procedures and financial resource requirement interim profit reviews.

Tax Fees for the fiscal year ended December 31, 2021 and 2020 were for tax compliance and advisory services.

All Other Fees for the fiscal year ended December 31, 2020 were for business process assessments.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Pursuant to the provisions of its charter, the Audit Committee’s policy is to pre-approve and monitor all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has sole authority, without action by the Board of Directors, for the review and approval of such services and fees. The Audit Committee pre-approved all services performed by the independent registered public accounting firm in fiscal year 2021.

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OTHER PROPOSALS FOR YOUR CONSIDERATION

PROPOSAL 8 — STOCKHOLDER PROPOSAL REGARDING SPECIAL STOCKHOLDER MEETING IMPROVEMENT

ICE has been advised that John Chevedden, a beneficial owner of at least $2,000 in market value of the Company’s Common Stock, represented by 50 shares of Common Stock, intends to present the following resolution for approval at the Annual Meeting. In accordance with the applicable proxy regulations, the text of the proponent’s proposal and supporting statement, for which we accept no responsibility, are set forth immediately below.

The Board of Directors has recommended a vote “AGAINST” the proposal for the reasons set forth following the supporting statement.

Statement by the Proponent Supporting the Stockholder Proposal

Proposal 8 - Special Shareholder Meeting Improvement

Shareholders ask our board to take the steps necessary to amend the appropriate company governing documents to give the owners of a combined 10% of our outstanding common stock the power to call a special shareholder meeting.

One of the main purposes of this proposal is to give shareholders the right to formally participate in calling for a special shareholder meeting regardless of their length of stock ownership to the fullest extent possible.

Intercontinental Exchange now requires 50% of shares outstanding to call for a special shareholder meeting. This translates into 60% of the shares that vote at our annual meeting. It would be hopeless to think that the shares that do not have the time to votes at the annual meeting would have the time to take the special procedural steps to call for a special shareholder meeting.

Special meetings allow shareholders to vote on important matters, such as electing new directors with special expertise or independence that may be lacking in our current or future directors. This was the case with the 3 new Exxon directors supported by the Engine No. 1 hedge fund at the 2021 Exxon annual meeting.

Our management is best served by providing the means for 10% of shareholders, who may have special expertise, to bring emerging opportunities or solutions to problems to the attention of management and all shareholders.

A shareholder right to call for a special shareholder meeting can help make shareholder engagement meaningful. If management is insincere in its engagement with shareholders, a right for shareholders to call for a special meeting can make management think twice about insincerity.

It is important to remember that management can abruptly discontinue any shareholder engagement program if it fails to give mostly cheerleading support to management. Our bylaws give no assurance that any shareholder engagement will be undertaken. A reasonable shareholder right to call for a special shareholder meeting in our bylaws will help ensure that management engages with shareholders in good faith because shareholders will have a viable Plan B as an alternative.

This is a corporate governance improvement proposal like the 2021 shareholder proposal to eliminate our undemocratic 67%-voting thresholds that won outstanding 92%-support from Intercontinental Exchange shareholders in spite of 700-words of resistance by management.

Please vote yes:

Special Shareholder Meeting Improvement - Proposal 8

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OTHER PROPOSALS FOR YOUR CONSIDERATION

Statement by Our Board of Directors Against the Stockholder Proposal

The Board of Directors recommends a vote AGAINST this proposal if it is properly presented at the Annual Meeting for the following reasons:

The Board is seeking stockholder approval to lower the ownership threshold for stockholders to request a special meeting to 20% (see Proposal 6).

The Board remains committed to maintaining strong corporate governance practices and protecting stockholder rights. The Board understands that our stockholders view the right to call a special meeting as an important measure to ensure Board accountability. Therefore, although the Company’s current policies already permit stockholders to act during and outside of the annual meeting cycle, the Board intends to further enhance its policies, including by seeking stockholder approval at this Annual Meeting of a proposal to lower the Company’s current special meeting threshold.

Currently, under the Company’s organizational documents, holders of 50% of the outstanding shares of the Company’s Common Stock are permitted to call a special meeting, where notice is provided to all stockholders and all stockholders have an opportunity to consider the proposed actions, express their views and participate in the deliberations with the Board and management prior to decision-making. Stockholders are permitted to aggregate their holdings to reach the special meeting threshold and there is no aggregation cap or minimum duration of ownership requirement.

However, in light of the Company’s receipt of this stockholder proposal as well as feedback received during the Company’s stockholder outreach program, the Board carefully evaluated our corporate governance practices, previous stockholder votes on this topic at other companies, and benchmarking of other companies’ practices. Based on this evaluation, the Board has decided to lower the ownership threshold for stockholders to call a special meeting from 50% to 20%. Stockholder approval of Proposal 6 is required to approve this new threshold.

The Company’s proposed 20% threshold strikes an appropriate balance of facilitating stockholder engagement while maintaining procedural safeguards against corporate waste, disruption and abuse by a small minority of stockholders.

In selecting the appropriate ownership threshold for stockholders to call a special meeting, the Board has carefully evaluated various competing considerations to determine a threshold that promotes the best interests of the Company and its stockholders. Among other considerations, the Company sought to balance the need to ensure that stockholders can act on pressing or extraordinary matters between annual meeting cycles, on the one hand, and the potential abuse and disruption caused by permitting a small minority of stockholders to call special meetings on matters that are not widely viewed by the Company’s stockholders as requiring immediate attention.

The Company believes that a 10% threshold, as suggested by this stockholder proposal, increases the risk of special meetings being called by a few stockholders who have special, narrow or short-term interests rather than the long-term, best interests of the Company and its stockholders. Given ICE’s stockholder base, a change to a 10% threshold may enable a very small number of stockholders (currently, as few as two) to convene a special meeting without input or support from any other stockholders. By shifting power to a small minority of stockholders, the Company could be required to incur significant legal and administrative fees (in addition to costs related to printing and mailing the necessary disclosure documents), solely because as few as two stockholders felt it necessary to advance an issue that nearly all other stockholders deem to be more appropriate for an annual meeting.

Additionally, as a business matter, special meetings cause significant disruption for senior management and the Board because the Company’s leaders are forced to divert their attention from the daily operations and business of the Company to prepare for and oversee the special meeting. As a result, adoption of a 10% threshold could significantly disrupt the Company’s ability to deliver on its mission to build transformative technology, products, and processes that advance its unique digital network and solutions for its customers. While it is important to provide stockholders the right to call a special meeting, it is also both critical and appropriate for the Company to limit special meetings so as to avoid potential abuse and a waste of corporate resources.

For these reasons, the Company believes that a 20% threshold helps ensure that special meetings are reserved for those extraordinary matters on which immediate action is deemed necessary by a larger set of stockholders.

A special meeting threshold below 20% is unnecessary in light of the Company’s robust stockholder engagement program and corporate governance practices.

In reaching the determination that a special meeting threshold of 20% is the most appropriate for the Company, the Board also concluded that allowing stockholders to call a special meeting with the support of only 10% of the Company’s Common Stock is unnecessary, considering the Company’s robust stockholder engagement program and our corporate governance practices.

The Company provides our stockholders with meaningful mechanisms to hold our Board accountable, including:

•	Annual director elections with majority voting;

•	A proxy access bylaw;

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OTHER PROPOSALS FOR YOUR CONSIDERATION

•	Ensuring that our annual meetings of stockholders provide our stockholders an effective avenue for communicating their views to management, the Board and other stockholders;

•

Maintaining open and regular communication with large and small stockholders, financial analysts and stockholder advisory services about important issues relating to the Company’s business and governance and regularly incorporates feedback from those engagements into our governing documents, policies, and practices; and

•

The Board is seeking stockholder approval at this Annual Meeting of a proposal to eliminate all supermajority voting provisions in our Certificate of Incorporation for amending the Company’s Certificate of Incorporation and Bylaws (see Proposal 5).

The Company has no history of materially modifying stockholder rights without prior robust consultation and engagement with stockholders. In addition, as the owner of national securities exchanges (including the NYSE), ICE is required to obtain approval from the SEC for amendments to its Certificate of Incorporation and Bylaws. This further limits the Board’s ability to unilaterally modify stockholder rights.

In short, given the Company’s strong governance policies and demonstrated commitment to stockholder accountability and engagement, lowering the threshold to call a special meeting to 10% introduces significant risks and costs, and does not guarantee that the interests of all stockholders will be safeguarded.

Directors’ Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “AGAINST” THE STOCKHOLDER PROPOSAL AND VOTE “FOR” PROPOSAL 6, THE COMPANY’S PROPOSAL TO LOWER THE SPECIAL MEETING OWNERSHIP THRESHOLD TO 20%.

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ADDITIONAL INFORMATION

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, based on data provided to us or filed with the SEC, with respect to beneficial ownership of shares of our Common Stock as of March 15, 2022 for (i) each person known by us to beneficially own more than five percent of the outstanding shares of our Common Stock, (ii) each director and nominee for election as a director, (iii) each of our NEOs and (iv) all of our director nominees and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes having voting and/or investment power with respect to the securities. Except as indicated by footnote, and subject to applicable community property laws, the persons and entities named in the table below have sole voting and sole investment power with respect to the shares set forth opposite each person’s or entity’s name.

Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days of March 15, 2022 or restricted stock units that vest within 60 days of March 15, 2022 are deemed outstanding for purposes of computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person. As of March 15, 2022, there were 560,435,917 shares of Common Stock issued and outstanding. Unless otherwise indicated, the address for each of the individuals listed in the table is c/o Intercontinental Exchange, Inc., 5660 New Northside Drive, Third Floor, Atlanta, Georgia 30328.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class
Holders of More Than 5%:
The Vanguard Group, Inc. (1)	43,498,491	7.7%
100 Vanguard Blvd., Malvern, PA 19355
BlackRock, Inc. (2)	46,929,022	8.3%
55 East 52nd Street, New York, NY 10055

Named Executive Officers, Directors and Nominees:
Sharon Y. Bowen	10,889	*
Shantella E. Cooper	3,414	*
Charles R. Crisp (3)(4)	46,110	*
Duriya M. Farooqui	9,393	*
Lord Hague	14,595	*
Mark F. Mulhern	3,414	*
Thomas E. Noonan	14,487	*
Frederic V. Salerno (3)	35,173	*
Caroline L. Silver	3,904	*
Judith A. Sprieser (3)	33,866	*
Vincent Tese (3)	58,506	*
Martha A. Tirinnanzi	0	*
Jeffrey C. Sprecher (5)(6)	5,468,293	1.0%
A.Warren Gardiner (5)	7,214	*
David S. Goone (5)	387,566	*
Scott A. Hill (5)	436,495	*
Benjamin R. Jackson (5)	313,894	*
Lynn C. Martin (5)	121,346	*
All Directors, Nominees and Executive Officers as a Group (21 persons)(3)(5)	7,158,440	1.3%

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ADDITIONAL INFORMATION

*	Represents less than 1% of the outstanding Common Stock.

(1)

Based on a report on Schedule 13G/A filed February 10, 2022 by The Vanguard Group, Inc. (the “Vanguard 13G”). According to the Vanguard 13G, The Vanguard Group, Inc. has sole voting power over 0 shares of Common Stock, sole dispositive power over 41,234,127 shares of Common Stock, shared voting power over 887,422 shares of Common Stock and shared dispositive power over 2,264,364 shares of Common Stock.

(2)

Based on a report on Schedule 13G/A filed February 3, 2022 by BlackRock, Inc. (the “BlackRock 13G”). According to the BlackRock 13G, BlackRock, Inc. has sole voting power over 36,171,364 shares of Common Stock, sole dispositive power over 46,929,022 shares of Common Stock and shared voting power and dispositive power over 0 shares of Common Stock.

(3)

Beneficial ownership of certain directors includes vested deferred restricted stock units granted under the 2003 Restricted Stock Deferral Plan for Outside Directors. Shares of Common Stock equal to the number of restricted stock units held by the director will be issued during January of the first calendar year following termination of service on the Board of Directors for any reason other than for cause. The number of deferred restricted stock units held by these directors are as follows: 635 units held by Mr. Crisp; 24,225 units held by Mr. Salerno; 4,540 units held by Ms. Sprieser; and 20,815 units held by Mr. Tese. Beginning in 2013, the deferral program was no longer offered.

(4)	Includes 10,000 shares of Common Stock held by Mr. Crisp’s spouse.

(5)

Beneficial ownership of each executive officer includes stock options exercisable within 60 days of March 15, 2022 under the 2009 Omnibus Incentive Plan or the 2013 Omnibus Employee Incentive Plan and restricted stock unit awards that vest within 60 days of March 15, 2022 under the 2009 Omnibus Incentive Plan, the 2013 Omnibus Employee Incentive Plan or the 2017 Omnibus Employee Incentive Plan.

(6)

Includes 3,021,705 shares of Common Stock held by Continental Power Exchange, Inc. (“CPEX”) and 81,570 shares of Common Stock held by Mr. Sprecher’s spouse. Mr. Sprecher owns 100% of the equity interest in CPEX. CPEX currently has no assets other than its equity interest in us and conducts no operations. Mr. Sprecher disclaims beneficial ownership of the shares held directly by his spouse.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transactions Approval Policy

Our Board of Directors has delegated to the Nominating & Corporate Governance Committee the authority to review and approve transactions between us and one or more of our directors, or between us and any corporation, partnership, association or other organization in which one or more of our directors or officers serve as a director or officer or have a financial interest. In addition, our Global Code of Business Conduct, which applies to all employees, officers and directors, generally prohibits conflicts of interests and requires that such conflicts in all cases should be discussed with management (or the Chief Executive Officer, in the case of conflicts related to outside employment or board membership). The Nominating & Corporate Governance Committee reports the findings of any review and its determinations regarding transactions with related persons to the full Board of Directors.

Our Board of Directors has also adopted a formal, written related-party transactions approval policy that provides that the Nominating & Corporate Governance Committee or the Board of Directors will review and approve transactions in excess of $120,000 in value in which we participate and in which a director, executive officer or 5% stockholder (or immediate family member of any of the foregoing) has or will have a direct or indirect material interest. Under this policy, the Nominating & Corporate Governance Committee or the Board of Directors, as applicable, will be provided with the significant details of each related-party transaction, including the material terms of the transaction and the benefits to ICE and to the relevant related party, as well as any other information it believes to be relevant to review and approve these transactions. In determining whether to approve a related-party transaction, the Nominating & Corporate Governance Committee or the Board of Directors, as applicable, will consider, among other factors:

•	whether the terms of the transaction are fair to ICE;

•	whether there are business reasons for ICE to enter into the transaction;

•	whether the transaction would impair the independence of a non-employee director; and

•

whether the transaction presents an impermissible conflict of interest, taking into account the size of the transaction, the financial position of the director, officer or related party, the nature of his or her interest in the transaction, and the ongoing nature of the transaction.

After consideration of the relevant information, the Board of Directors or the Nominating & Corporate Governance Committee may approve only those related-party transactions that it determines are not inconsistent with the best interests of ICE. This policy also includes categorical standards providing that specified types of transactions will be deemed not to be inconsistent with the best interests of ICE.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Relationships with Our Stockholders

Registration Rights

As a part of the transactions surrounding our formation, we entered into an agreement with our predecessor company, CPEX, on May 11, 2000. Our Chief Executive Officer, Mr. Sprecher, owns all the equity interests in CPEX. Pursuant to the agreement, CPEX conveyed all of its assets and liabilities to us. These assets included intellectual property that we used to develop our electronic platform. In return, we issued to CPEX an equity interest in our business and we agreed to give CPEX a put option, by which CPEX could require us to buy its equity interest in our business at the purchase price equal to the greater of our fair market value or $5 million. In connection with our initial public offering, in October 2005 we entered an agreement with CPEX and Mr. Sprecher to terminate the put option upon the closing of our initial public offering. In connection with the termination of the put option, we amended certain registration rights previously granted to CPEX, which as of March 15, 2022 owns 3,021,705 shares of our Common Stock. Under this agreement, CPEX is entitled to require us to register for resale into the public market its Common Stock if Mr. Sprecher’s employment with us has been terminated. In addition, we may be obligated to pay the expenses of registration of such shares, including underwriters’ discounts up to a maximum of $4.5 million.

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DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act and regulations of the SEC require our directors, officers and persons who own more than 10% of a registered class of our equity securities, as well as certain affiliates of such persons, to file initial reports of their ownership of our equity securities and subsequent reports of changes in such ownership with the SEC. Directors, officers and persons owning more than 10% of a registered class of our equity securities are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. Based solely on our review of the copies of such reports provided by the reporting persons or their respective brokers and on information known to us regarding changes in ownership, we believe that during the fiscal year ended December 31, 2021, our directors, officers and owners of more than 10% of a registered class of our equity securities complied with all applicable filing requirements.

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INSTRUCTIONS FOR ATTENDING THE VIRTUAL ANNUAL MEETING

Similar to our 2021 Annual Meeting, we will conduct our 2022 Annual Meeting as a virtual meeting to help ensure the health and safety of our stockholders, employees and other meeting attendees due to the evolving COVID-19 pandemic. There will be no physical meeting location. The meeting will only be conducted via webcast. Stockholders will be able to listen, vote, and submit questions from any location that has Internet connectivity. The details for the virtual meeting are:

Virtual Meeting Date: Friday, May 13, 2022

Virtual Meeting Time: 8:30 a.m. Eastern time

Virtual Meeting Link: www.virtualshareholdermeeting.com/ICE2022

Admission to the Meeting, Submitting Questions and Voting

Stockholders of record as of the close of business on March 15, 2022, will be able to participate in the virtual meeting, vote shares electronically, and submit questions during the live webcast of the meeting by using the instructions on the virtual meeting website. All stockholders will need their assigned 16-digit control number to vote or ask questions; the control number can be found on the proxy card, voting instruction form, or other previously-received notices. Those without a control number may join as guests of the meeting, but they will not have the option to vote their shares or ask questions during the virtual event. Online check-in will begin at 8:15 a.m. Eastern time, and stockholders should allow ample time for the check-in procedures.

Stockholders may also submit a question in advance of the Annual Meeting at www.proxyvote.com beginning on April 29, 2022. Stockholders will need their control number to submit a question in advance of the Annual Meeting. During the Annual Meeting, we will try to answer as many questions that comply with our rules of conduct and are submitted online by stockholders (whether prior to or during the meeting) as time permits. Note that we may group or summarize similar or related questions to provide answers as efficiently as possible. We may not, however, be able to provide live answers to every question submitted. We encourage stockholders that plan to submit a question to do so in advance of the Annual Meeting.

Whether or not stockholders plan to participate in the virtual meeting, all stockholders are encouraged to vote their shares in advance through www.proxyvote.com, toll-free phone number, or mail, as communicated in the proxy materials distributed for the Annual Meeting. While voting in advance is not necessary, it will ensure stockholder representation at the meeting. Stockholders may still vote during the virtual meeting.

The virtual stockholder meeting website will provide technical assistance to stockholders experiencing issues accessing the Annual Meeting. The technical support contact will appear on the meeting website prior to the start of our Annual Meeting. If there are any technical issues in convening or hosting the meeting, we will promptly post information to our investor relations website, www.ir.theice.com, including information on when the meeting will be reconvened.

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VOTING INSTRUCTIONS AND FREQUENTLY ASKED QUESTIONS

Who can vote at the Annual Meeting?

The securities that can be voted at the Annual Meeting consist of shares of our Common Stock. Subject to the voting limitations described below under What are the voting and ownership limitations?, each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders for approval. The holders of shares of Common Stock will vote together as a single class on all matters presented to the stockholders for their vote or approval. The record date for determining the holders of shares of Common Stock who are entitled to receive notice of and to vote at the Annual Meeting, or any adjournments or postponements thereof, was the close of business on March 15, 2022. On the record date, 560,435,917 shares of Common Stock were outstanding and entitled to be voted at the Annual Meeting.

What proposals will be voted on at the Annual Meeting?

There are eight proposals to be considered and voted on at the meeting:

•	To elect ten directors to serve until the 2023 Annual Meeting of Stockholders and until their successors are duly elected and qualified;

•	An advisory resolution on our executive compensation;

•	To approve the Intercontinental Exchange, Inc. 2022 Omnibus Employee Incentive Plan;

•	To approve the Intercontinental Exchange, Inc. 2022 Omnibus Non-Employee Director Incentive Plan;

•	To approve the adoption of amendments to our current Certificate of Incorporation to eliminate supermajority voting provisions;

•	To approve the adoption of amendments to our current Certificate of Incorporation to lower the special meeting ownership threshold to 20%;

•	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and

•	The stockholder proposal described in this Proxy Statement regarding special stockholder meeting improvement, if properly presented at the Annual Meeting.

You may also vote on any other business that properly comes before the Annual Meeting.

How does the Board of Directors recommend I vote?

Our Board of Directors unanimously recommends that you vote:

•	“FOR” each of the nominees to the Board of Directors.

•	“FOR” the advisory resolution on our executive compensation.

•	“FOR” the approval of the Intercontinental Exchange, Inc. 2022 Omnibus Employee Incentive Plan.

•	“FOR” the approval of the Intercontinental Exchange, Inc. 2022 Omnibus Non-Employee Director Incentive Plan.

•	“FOR” the approval of the adoption of amendments to our current Certificate of Incorporation to eliminate supermajority voting provisions.

•	“FOR” the approval of the adoption of amendments to our current Certificate of Incorporation to lower the special meeting ownership threshold to 20%.

•	“FOR” ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

•	“AGAINST” the stockholder proposal regarding special stockholder meeting improvement.

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VOTING INSTRUCTIONS AND FREQUENTLY ASKED QUESTIONS

Who is a stockholder of record?

During the ten days prior to the Annual Meeting, a list of the stockholders of record as of March 15, 2022 will be available for inspection as described below under How can I view the stockholders list?.

•

If you hold shares of Common Stock that are registered in your name on the records of ICE maintained by its transfer agent, Computershare Investor Services, on March 15, 2022, the record date for the Annual Meeting, you are a stockholder of record entitled to vote on the proposals; or

•	If you hold shares of Common Stock indirectly through a broker, bank or similar institution, you are not a stockholder of record, but instead hold in “street name.”

If you are a stockholder of record, the Notice of Internet Availability of Proxy Materials described below is being sent to you directly. If you hold shares in street name, the Notice is being sent to you by the bank, broker or similar institution through which you hold your shares.

What are the voting and ownership limitations?

Our Fifth Amended and Restated Certificate of Incorporation places certain ownership and voting limits on the holders of our Common Stock. Capitalized terms used below and not otherwise defined in this Proxy Statement are defined in Exhibit G to this Proxy Statement. Under our Fifth Amended and Restated Certificate of Incorporation:

•

no Person (either alone or together with its Related Persons) may beneficially own shares of our Common Stock representing in the aggregate more than 20% of the total number of votes entitled to be cast on any matter; and

•

no Person (either alone or together with its Related Persons) shall be entitled to vote or cause the voting of shares of our Common Stock representing in the aggregate more than 10% of the total number of votes entitled to be cast on any matter, and no Person (either alone or together with its Related Persons) may acquire the ability to vote more than 10% of the total number of votes entitled to be cast on any matter by virtue of agreements entered into by other persons not to vote shares of our outstanding capital stock.

In the event that a Person, either alone or together with its Related Persons, beneficially owns shares of our Common Stock representing more than 20% of the total number of votes entitled to be cast on any matter, such Person and its Related Persons shall be obligated to sell promptly, and ICE shall be obligated to purchase promptly, at a price equal to the par value of such shares of Common Stock and to the extent that funds are legally available for such purchase, that number of shares of our Common Stock necessary so that such Person, together with its Related Persons, shall beneficially own shares of our Common Stock representing in the aggregate no more than 20% of the total number of votes entitled to be cast on any matter, after taking into account that such repurchased shares shall become treasury shares and shall no longer be deemed to be outstanding.

In the event that a Person, either alone or together with its Related Persons, possesses more than 10% of the total number of votes entitled to be cast on any matter (including if it possesses this voting power by virtue of agreements entered into by other Persons not to vote shares of our outstanding capital stock), then such Person, either alone or together with its Related Persons, will not be entitled to vote or cause the voting of these shares of our capital stock to the extent that such shares represent in the aggregate more than 10% of the total number of votes entitled to be cast on any matter, and ICE shall disregard any such votes purported to be cast in excess of this percentage.

The voting limitations do not apply to a solicitation of a revocable proxy by or on behalf of ICE or by any officer or director of ICE acting on behalf of ICE or to a solicitation of a revocable proxy by an ICE stockholder in accordance with Regulation 14A under the Exchange Act. This exception, however, does not apply to certain solicitations by a stockholder pursuant to Rule 14a-2(b)(2) under the Exchange Act, which permits a solicitation made otherwise than on behalf of ICE where the total number of persons solicited is not more than ten.

Our Board of Directors may waive the provisions regarding ownership and voting limits by a resolution expressly permitting this ownership or voting (which resolution must be filed with and approved by the SEC prior to being effective), subject to a determination of our Board of Directors that:

•	the acquisition of such shares and the exercise of such voting rights, as applicable, by such Person, either alone or together with its Related Persons, will not impair:

•

the ability of any national securities exchange registered under Section 6 of the Exchange Act that is directly or indirectly controlled by the Company (each such national securities exchange so controlled, an “Exchange”), Intermediate Holding Company or the Company to discharge their responsibilities under the Exchange Act and the rules and regulations thereunder;

•	the ability of the SEC to enforce the Exchange Act;

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VOTING INSTRUCTIONS AND FREQUENTLY ASKED QUESTIONS

•	the acquisition of such shares and the exercise of such voting rights, as applicable, is otherwise in the best interests of ICE, its stockholders and each Exchange;

•

neither the Person obtaining the waiver nor any of its Related Persons is subject to any statutory disqualification (as defined in Section 3(a)(39) of the Exchange Act) if such Person is seeking to obtain a waiver above the 20% level; and

•	for so long as ICE directly or indirectly controls one or more Exchanges, neither the Person requesting the waiver nor any of its Related Persons is a Member of any Exchange.

In making these determinations, our Board of Directors may impose conditions and restrictions on the relevant stockholder or its Related Persons that it deems necessary, appropriate or desirable in furtherance of the objectives of the Exchange Act and the governance of ICE.

Our Fifth Amended and Restated Certificate of Incorporation also provides that our Board of Directors has the right to require any Person and its Related Persons that our Board reasonably believes to be subject to the voting or ownership restrictions summarized above, and any stockholder (including Related Persons) that at any time beneficially owns 5% or more of our outstanding capital stock, to provide to us, upon our Board’s request, complete information as to all shares of our capital stock that such stockholder beneficially owns, as well as any other information relating to the applicability to such stockholder of the voting and ownership requirements outlined above.

If you are a Related Person with another holder of our Common Stock and either: (i) you (either alone or with your Related Person) may vote shares of Common Stock representing more than 10% of the then outstanding shares entitled to vote at the Annual Meeting, or (ii) you have entered into an agreement not to vote shares of our Common Stock, the effect of which agreement would be to enable any Person, either alone or with its Related Persons, to vote or cause the voting of shares of our Common Stock that represent in the aggregate more than 10% of the then outstanding votes entitled to be cast at the Annual Meeting, then please so notify ICE by contacting our Corporate Secretary by mail at Intercontinental Exchange, Inc., 5660 New Northside Drive, Third Floor, Atlanta, Georgia 30328, or by phone at 770-857-4700.

How can I view the stockholders list?

A list of the stockholders entitled to vote at the Annual Meeting will be available for inspection upon request of any stockholder for any purpose germane to the meeting at our principal executive offices, 5660 New Northside Drive, Third Floor, Atlanta, GA 30328, during the ten days prior to the Annual Meeting, during ordinary business hours, and on the web portal during the virtual meeting. To make arrangements to review the list prior to the Annual Meeting, stockholders should contact our Investor Relations department at (770) 857-4700 or investors@ice.com.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of paper copies of the proxy materials?

Pursuant to the SEC “Notice and Access” rules, we are furnishing our proxy materials to our stockholders over the Internet instead of mailing each of our stockholders paper copies of those materials. As a result, we will send our stockholders by mail or e-mail a Notice of Internet Availability of Proxy Materials, which we refer to as the Notice, containing instructions on how to access our proxy materials over the Internet and how to vote. The Notice is not a ballot or proxy card and cannot be used to vote your shares of Common Stock. You will not receive paper copies of the proxy materials unless you request the materials by following the instructions on the Notice or on the website referred to on the Notice.

If you own shares of Common Stock in more than one account — for example, in a joint account with your spouse and in your individual brokerage account — you may have received more than one Notice. To vote all of your shares of Common Stock, please follow each of the separate proxy voting instructions that you received for your shares of Common Stock held in each of your different accounts.

We expect to send the Notice to most of our stockholders by mail or email beginning on or about March 25, 2022.

What information does the Notice contain?

The Notice includes, among other matters: (i) the format, date and time of the Annual Meeting; (ii) a brief description of the proposals to be voted on at the Annual Meeting and the Board of Directors’ voting recommendation with regard to each proposal; (iii) information regarding the website where the proxy materials are posted; (iv) various methods by which a stockholder may request paper or electronic copies of the proxy materials; and (v) instructions on how to vote by Internet, by telephone, by mail or online at the Annual Meeting.

If I have previously indicated that I want to get ICE proxy materials electronically, will I get them electronically this year?

Yes. If you previously elected to receive proxy materials electronically, this year you will receive the Notice and you will not receive paper copies of the proxy materials. If you have previously agreed to electronic delivery of our proxy materials but wish to receive paper copies of the materials for the 2022 Annual Meeting or for future meetings, please follow the instructions on the Notice you received to request paper copies.

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VOTING INSTRUCTIONS AND FREQUENTLY ASKED QUESTIONS

How do I vote?

You may submit your proxy with voting instructions in advance of the Annual Meeting in one of three ways:

•

By Internet. Go to www.proxyvote.com and follow the instructions for Internet voting, which can also be found on the enclosed proxy card. You will be required to provide your assigned control number located on the proxy card. Internet voting is available 24 hours a day. If you choose to vote by Internet, then you do not need to return the proxy card. To be valid, your vote by Internet must be received by 11:59 p.m., Eastern Time, on May 12, 2022.

•

By Telephone. By calling the toll-free number for telephone voting that can be found on the enclosed proxy card (800-690-6903). You will be required to provide your assigned control number located on the proxy card. Telephone voting is available 24 hours a day. If you choose to vote by telephone, then you do not need to return the proxy card. To be valid, your vote by telephone must be received by 11:59 p.m., Eastern Time, on May 12, 2022.

•

By Mail. If you request printed copies of the proxy materials to be sent to you by mail, complete the proxy card, sign and date it, and return it in the postage-paid envelope we have provided. To be valid, your vote by mail must be received by 11:59 p.m., Eastern Time, on May 12, 2022.

You may also vote your shares online at the Annual Meeting. See What do I need to do to participate in the Annual Meeting? below.

If your shares of Common Stock are held in “street name” (i.e., through a bank, broker or other nominee), your proxy materials include a voting instruction form from the institution holding your shares. The availability of telephone or Internet voting will depend upon the institution’s voting processes. Please contact the institution holding your shares of Common Stock for more information.

What do I need to do to participate in the Annual Meeting?

You may participate in the Annual Meeting by accessing the live webcast at www.virtualshareholdermeeting.com/ICE2022. Stockholders of record may vote your shares electronically during the live webcast of the meeting or submit questions by using the instructions on the virtual meeting website. All stockholders will need their assigned 16-digit control number to vote or submit questions; the control number can be found on the proxy card, voting instruction form, or other previously-received notices. Guests without a control number may also join the Annual Meeting but will not be permitted to vote or submit questions. Online check-in will begin at 8:15 a.m. Eastern Time, and stockholders should allow ample time for the check-in procedures.

How can I revoke my proxy or substitute a new proxy or change my vote?

You may revoke a proxy at any time before it is exercised by:

•	filing a written revocation with the Corporate Secretary of ICE;

•	submitting a proxy bearing a later date (by Internet, telephone or mail) that is received no later than the deadline specified on the proxy card; or

•	voting online at the Annual Meeting.

Please note, however, that under the rules of the NYSE, any beneficial owner of our Common Stock whose shares are held in street name by a NYSE member brokerage firm may revoke its proxy and vote its shares at the Annual Meeting only in accordance with applicable rules and procedures as employed by such beneficial owner’s brokerage firm.

Participating in the Annual Meeting will not automatically revoke a proxy that was submitted by Internet, telephone or mail.

If I submit a proxy by Internet, telephone or mail, how will my shares be voted?

If you properly submit your proxy by one of these methods, and you do not subsequently revoke your proxy, your shares will be voted in accordance with your instructions.

If you sign, date and return your proxy card but do not give voting instructions, your shares will be voted as follows: FOR the election of ICE’s director nominees; FOR the advisory resolution on our executive compensation; FOR the approval of the Intercontinental Exchange, Inc. 2022 Omnibus Employee Incentive Plan; FOR the approval of the Intercontinental Exchange, Inc. 2022 Omnibus Non-Employee Director Incentive Plan; FOR the approval of the adoption of amendments to our current Certificate of Incorporation to eliminate supermajority voting provisions; FOR the approval of the adoption of amendments to our current Certificate of Incorporation to lower the special meeting ownership threshold to 20%; FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; AGAINST the stockholder proposal regarding special stockholder meeting improvement; and otherwise voted in accordance with the judgment of the persons voting the proxy on any other matter properly brought before the Annual Meeting.

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If I hold my shares in “street name” through a broker and do not provide voting instructions, can my broker still vote my shares?

Under the rules of the NYSE, brokers that have not received voting instructions from their customers ten (10) days prior to the meeting date may vote their customers’ shares in the brokers’ discretion on the ratification of the appointment of the independent registered public accounting firm because this matter is currently deemed as “routine” matters under NYSE rules. In addition, certain member brokers will only vote uninstructed shares in the same proportion as the instructions received by that broker from all other stockholders.

NYSE rules provide that (i) the election of directors, (ii) the advisory resolution on our executive compensation, (iii) the approval of the Intercontinental Exchange, Inc. 2022 Omnibus Employee Incentive Plan, (iv) the approval of the Intercontinental Exchange, Inc. 2022 Omnibus Non-Employee Director Incentive Plan, (v) the approval of the adoption of amendments to our current Certificate of Incorporation to eliminate supermajority voting provisions, (vi) the approval of the adoption of amendments to our current Certificate of Incorporation to lower the special meeting ownership threshold to 20% and (vii) the stockholder proposal regarding special stockholder meeting improvement are “non-routine” matters, which means that member brokers that have not received instructions from the beneficial owners of shares of Common Stock do not have discretion to vote the shares held by those beneficial owners on the election of directors, the advisory resolution on our executive compensation, the approval of the Intercontinental Exchange, Inc. 2022 Omnibus Employee Incentive Plan, the approval of the Intercontinental Exchange, Inc. 2022 Omnibus Non-Employee Director Incentive Plan and the stockholder proposal regarding special stockholder meeting improvement.

How many votes are required to transact business at the Annual Meeting?

A majority of all issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting constitutes a quorum (i.e., the minimum number of shares that must be present or represented by proxy at the Annual Meeting in order to transact business). Any shares in excess of the voting limits described in What are the voting and ownership limitations? will not count as present or outstanding for purposes of determining whether a quorum is present at the Annual Meeting unless the holder of those shares has received a waiver of the voting limits from our Board of Directors. Subject to the rules regarding the votes necessary to adopt the proposals discussed below, abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present. “Abstentions” occur when stockholders are present in person or represented by proxy at the Annual Meeting but fail to vote or voluntarily withhold their vote for any of the matters upon which the stockholders are voting. “Broker non-votes” are proxies returned by brokerage firms for which no voting instructions have been received from beneficial owners. Once a share is represented for any purpose at the Annual Meeting, it will be deemed present for quorum purposes for the remainder of the meeting (including any meeting resulting from any adjournments or postponements of the Annual Meeting, unless a new record date is set).

How are votes counted?

Election of Directors

Our current Amended and Restated Bylaws provide for a majority vote standard in the election of directors in uncontested elections. This means that a majority of the votes cast by stockholders entitled to vote “for” or “against” the election of a director nominee must be voted “for” the director nominee in order for that director nominee to be elected. A director who fails to receive a majority of “for” votes will be required to tender his or her resignation. An abstention will not be treated as a vote “for” or “against” the election of any nominee and will have no effect on the outcome of the vote.

Advisory Resolution on Our Executive Compensation

Under our current Amended and Restated Bylaws, the affirmative vote of a majority of votes cast by the stockholders entitled to vote at the Annual Meeting is required to approve the advisory resolution on our executive compensation. An “abstention” from voting on this matter will be treated as “present” for quorum purposes. However, since an abstention is not treated as a vote “for” or “against” the matter, it will have no effect on the outcome of the vote.

Approval of the Intercontinental Exchange, Inc. 2022 Omnibus Employee Incentive Plan

Under our current Amended and Restated Bylaws, the affirmative vote of a majority of votes cast by the stockholders entitled to vote at the Annual Meeting is required to approve the Intercontinental Exchange, Inc. 2022 Omnibus Employee Incentive Plan. An “abstention” from voting on this matter will be treated as “present” for quorum purposes. However, since an abstention is not treated as a vote “for” or “against” the matter, it will have no effect on the outcome of the vote.

Approval of the Intercontinental Exchange, Inc. 2022 Omnibus Non-Employee Director Incentive Plan

Under our current Amended and Restated Bylaws, the affirmative vote of a majority of votes cast by the stockholders entitled to vote at the Annual Meeting is required to approve the Intercontinental Exchange, Inc. 2022 Omnibus Non-Employee Director Incentive Plan. An “abstention” from voting on this matter will be treated as “present” for quorum purposes. However, since an abstention is not treated as a vote “for” or “against” the matter, it will have no effect on the outcome of the vote.

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VOTING INSTRUCTIONS AND FREQUENTLY ASKED QUESTIONS

Approval of the Adoption of Amendments to Our Current Certificate of Incorporation to Eliminate Supermajority Voting Provisions

Under our Fifth Amended and Restated Certificate of Incorporation, the affirmative vote of the holders of not less than 66 2/3% of the outstanding shares of Common Stock entitled to vote thereon is required to approve the adoption of amendments to our current Certificate of Incorporation to eliminate supermajority voting provisions. As a result, “abstention” from voting on this matter will be treated as both “present” for quorum purposes and a vote “against” the approval of the adoption of amendments to our current Certificate of Incorporation to eliminate supermajority voting provisions.

Approval of the Adoption of Amendments to Our Current Certificate of Incorporation to Lower the Special Meeting Ownership Threshold to 20%

Under our Fifth Amended and Restated Certificate of Incorporation, the affirmative vote of the holders of not less than a majority of the outstanding shares of Common Stock entitled to vote thereon is required to approve the adoption of amendments to our current Certificate of Incorporation to lower the special meeting ownership threshold to 20%. As a result, “abstention” from voting on this matter will be treated as both “present” for quorum purposes and a vote “against” the approval of the adoption of amendments to our current Certificate of Incorporation to lower the special meeting ownership threshold to 20%.

Ratification of the Appointment of Ernst & Young LLP as Our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2022

Under our current Amended and Restated Bylaws, the affirmative vote of a majority of the votes cast by stockholders entitled to vote at the Annual Meeting is required to ratify the appointment of our independent registered public accounting firm. An “abstention” from voting on this matter will be treated as “present” for quorum purposes. However, since an abstention is not treated as a vote “for” or “against” the matter, it will have no effect on the outcome of the vote.

Stockholder Proposal Regarding Special Stockholder Meeting Improvement

Under our current Amended and Restated Bylaws, the affirmative vote of a majority of the votes cast by stockholders entitled to vote at the Annual Meeting is required to approve the stockholder proposal regarding special stockholder meeting improvement. An “abstention” from voting on this matter will be treated as “present” for quorum purposes. However, since an abstention is not treated as a vote “for” or “against” the matter, it will have no effect on the outcome of the vote.

Abstentions and Broker Non-Votes

In the cases of the (i) election of directors, (ii) advisory resolution on our executive compensation, (iii) the approval of the Intercontinental Exchange, Inc. 2022 Omnibus Employee Incentive Plan, (iv) the approval of the Intercontinental Exchange, Inc. 2022 Omnibus Non-Employee Director Incentive Plan, (v) approval of the ratification of the appointment of Ernst & Young LLP and (vi) the stockholder proposal regarding special stockholder meeting improvement, only votes cast “for” or “against” will be considered; abstentions and broker non-votes will not be treated as a vote “for” or “against” any of these proposals and therefore will have no effect on the vote. If you hold your shares through a broker and you do not instruct the broker on how to vote on the approval of the ratification of the appointment of Ernst & Young LLP within a specified period of time prior to the meeting, then your broker will have the authority to vote your shares on such proposal.

In regards to the (i) the approval of the adoption of amendments to our current Certificate of Incorporation to eliminate supermajority voting provisions and (ii) the approval of the adoption of amendments to our current Certificate of Incorporation to lower the special meeting ownership threshold to 20%, abstentions will have the effect of a vote “against” these proposals while broker non-votes will not be treated as a vote “for” or “against” any of these proposals and therefore will have no effect on the vote. If you hold your shares through a broker and you do not instruct the broker on how to vote on (i) the approval of the adoption of amendments to our current Certificate of Incorporation to eliminate supermajority voting provisions or (ii) the approval of the adoption of amendments to our current Certificate of Incorporation to lower the special meeting ownership threshold to 20%, in each case, within a specified period of time prior to the meeting, then your broker will not have authority to vote your shares on any such proposal which you did not instruct the broker how to vote.

Where and when will the voting results be available?

We will file the official voting results on a Current Report on Form 8-K within four business days after the Annual Meeting. If the official results are not available at that time, we will provide preliminary voting results in the Form 8-K and will provide the final results in an amendment to the Form 8-K as soon as they become available.

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VOTING INSTRUCTIONS AND FREQUENTLY ASKED QUESTIONS

Who pays for the expenses of this proxy solicitation?

In addition to soliciting proxies through the mail and by email pursuant to the SEC “Notice and Access” rules, we may solicit proxies through our directors, officers and employees in person and by telephone or facsimile. We have also engaged Morrow Sodali LLC, 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902 to assist us in the solicitation of proxies, and the anticipated cost of such engagement is approximately $10,000.00. Brokerage firms, nominees, custodians and fiduciaries also may be requested to forward proxy materials to the beneficial owners of shares held of record by them. We will pay all expenses incurred in connection with the solicitation of proxies.

This Proxy Statement and Our Annual Report are available at www.proxyvote.com.

The Annual Report of Intercontinental Exchange, Inc. for the fiscal year ended December 31, 2021 (the “Annual Report”), which includes our Form 10-K for the fiscal year ended December 31, 2021, is being made available with this Proxy Statement to our stockholders. Stockholders are referred to the Annual Report for financial and other information about us. The Annual Report is not a part of this Proxy Statement. This Proxy Statement and the Annual Report are also available on our Investor Relations website at www.ir.theice.com. We will also provide a copy of the Annual Report for no charge upon written or verbal request. See Distribution of Certain Documents below.

Also, we are required to file annual, quarterly and current reports, proxy statements and other reports with the SEC. Copies of these filings are available through our Investor Relations website at www.ir.theice.com or the SEC’s website at www.sec.gov. We will furnish copies of our SEC filings (without exhibits), including our Annual Report on Form 10-K, without charge to any stockholder upon written or verbal request to us at Intercontinental Exchange, Inc., 5660 New Northside Drive, Third Floor, Atlanta, Georgia 30328, Attn: Investor Relations, telephone: 770-857-4700, e-mail: investors@ice.com.

In addition, the charters of our Audit Committee, Compensation Committee, Nominating & Corporate Governance Committee and Risk Committee are available on our website at www.ir.theice.com under the links “Governance — Governance Overview.” We also provide our Global Code of Business Conduct, which includes information on our Global Reporting and Anti-Fraud Policy, our Board Communication Policy and our Board of Directors Corporate Governance Guidelines on our website at www.ir.theice.com under the links “Governance — Governance Overview.” We will also provide a printed copy of these documents to stockholders upon request.

Distribution of Certain Documents

SEC rules permit us to deliver a single copy of this Proxy Statement and our Annual Report to any household not participating in electronic proxy material delivery at which two or more stockholders reside, if we believe the stockholders are members of the same family. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if any stockholder residing at such an address wishes to receive a separate copy of this Proxy Statement or our Annual Report, he or she may contact us at Intercontinental Exchange, Inc., 5660 New Northside Drive, Third Floor, Atlanta, Georgia 30328, Attn: Investor Relations, telephone: 770-857-4700, e-mail: investors@ice.com, and we will deliver those documents to such stockholder promptly upon receiving the request.

If you are receiving multiple copies of our Annual Report and Proxy Statement, you may request “householding” in the future by contacting Investor Relations. Stockholders of record residing at the same address and currently receiving multiple copies of the Proxy Statement may request “householding” by contacting our registrar and transfer agent, Computershare Trust Company, N.A. via phone at (888) 404-6332 or by mail at P.O. Box 505000, Louisville, Kentucky 40233-5000. Overnight correspondence should be mailed to 462 South 4th Street, Suite 1600, Louisville, Kentucky 40202. Beneficial owners may request “householding” by contacting their broker or bank.

INCORPORATION BY REFERENCE

To the extent that this Proxy Statement is incorporated by reference into any other filing by ICE under the Securities Act of 1933, as amended, or the Exchange Act, the sections of this Proxy Statement entitled “Compensation Committee Report” and “Audit Committee Report,” will not be deemed incorporated, unless specifically provided otherwise in such filing.

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STOCKHOLDERS’ PROPOSALS FOR 2023 ANNUAL MEETING

Stockholders who, in accordance with the SEC’s Rule 14a-8, wish to present proposals for inclusion in the proxy materials to be distributed by us in connection with our 2023 Annual Meeting of Stockholders must submit their proposals by certified mail, return receipt requested, and such stockholder proposals must be received at our executive offices in Atlanta, Georgia, on or before November 25, 2022, to be eligible for inclusion in our Proxy Statement and form of proxy relating to that meeting. As the rules of the SEC make clear, simply submitting a proposal does not guarantee its inclusion.

In accordance with our Amended and Restated Bylaws, and in addition to any other requirements under applicable law, for a matter (other than a nomination for director) not included in our proxy materials to be properly brought before the 2023 Annual Meeting of Stockholders, a stockholder’s notice of the matter the stockholder wishes to present must be delivered to the Corporate Secretary of ICE, Octavia N. Spencer, at Intercontinental Exchange, Inc., 5660 New Northside Drive, Third Floor, Atlanta, Georgia 30328, not less than 90 nor more than 120 days prior to the first anniversary of the 2022 Annual Meeting of Stockholders. As a result, any notice given by or on behalf of a stockholder pursuant to these provisions of our Amended and Restated Bylaws (and not pursuant to the SEC’s Rule 14a-8) must be received no earlier than January 13, 2023 and no later than February 12, 2023. However, if and only if the 2023 Annual Meeting of Stockholders is not scheduled to be held within a period that commences 30 days before and ends 30 days after the anniversary date of our 2022 Annual Meeting, the stockholder notice must be given by the later of the close of business on the date 90 days prior to such annual meeting date or the close of business on the tenth day following the date on which the annual meeting is publicly announced or disclosed. Any such stockholder notice must be in writing and must set forth (i) the text of the proposal to be presented, (ii) a brief written statement of the reasons why such stockholder favors the proposal and setting forth such stockholder’s name and address, (iii) any material interest of such stockholder in the matter proposed (other than as a stockholder), if applicable, (iv) in the case of a person that holds stock entitled to vote at the annual meeting through a nominee or “street name” holder of record of such stock, evidence establishing such holder’s indirect ownership of the stock and entitlement to vote such stock on the matter proposed at the annual meeting, (v) the number and class of shares of each class of stock of ICE that are, directly or indirectly, owned of record and beneficially by any “associated person” of such stockholder or beneficial owner, (vi) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class of stock of ICE, whether or not such instrument or right shall be subject to settlement in the underlying class or series of stock of ICE or otherwise (a “Derivative Instrument”) directly or indirectly beneficially owned by such stockholder, by such beneficial owner, or by any such “associated person,” (vii) any other direct or indirect opportunity held or beneficially owned by such stockholder, by such beneficial owner, or by any such “associated person,” to profit or share in any profit derived from any increase or decrease in the value of shares of any class of stock of ICE, (viii) any proxy, contract, arrangement, understanding, or relationship pursuant to which such stockholder, such beneficial owner, or any such “associated person” has a right to vote any shares of any security of ICE, (ix) any short interest in any security of ICE held or beneficially owned by such stockholder, by such beneficial owner, or by any such “associated person,” (x) any right to dividends on the shares of any class of stock of ICE beneficially owned by such stockholder, by such beneficial owner, or by any such “associated person,” which right is separated or separable from the underlying shares, (xi) any proportionate interest in shares of any class of stock of ICE or Derivative Instrument held, directly or indirectly, by a general or limited partnership in which such stockholder, such beneficial owner, or such “associated person” is a general partner or with respect to which such stockholder, such beneficial owner, or such “associated person,” directly or indirectly, beneficially owns an interest in a general partner and (xii) any performance-related fees (other than an asset-based fee) to which such stockholder, such beneficial owner, or such “associated person” is entitled based on any increase or decrease in the value of shares of any class of stock of ICE or Derivative Instruments, if any, in each case with respect to the information required to be included in the notice pursuant to (v) through (xii) above, as of the date of such stockholder notice (which information shall be supplemented by such stockholder and by such beneficial owner, if any, not later than 10 days after the record date for the meeting to disclose such beneficial ownership, interest, or arrangement as of the record date). Stockholder nominations for the Board of Directors must comply with the procedures set forth above under Corporate Governance — Stockholder Recommendations for Director Candidates.

Proxy Access

For a stockholders’ notice of nomination of one or more director candidates to be included in our proxy materials for our 2023 Annual Meeting of Stockholders, pursuant to the proxy access right included in Section 2.15 of our Amended and Restated Bylaws, such notice of nomination must be received by our Corporate Secretary at our principal executive offices no earlier than the close of business 150 calendar days and no later than the close of business 120 calendar days before the anniversary date that we mailed our proxy materials for our 2022 Annual Meeting of Stockholders. The notice must contain the information required by our Amended and Restated Bylaws, and the stockholder(s) and nominee(s) must comply with the information and other requirements in our Amended and Restated Bylaws relating to the inclusion of stockholder nominees in our proxy materials.

Rule 14a-19

In addition to satisfying the foregoing requirements under our Amended and Restated Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 14, 2023.

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OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

Our Board of Directors knows of no matters other than those stated in the accompanying Notice of Annual Meeting of Stockholders that may properly come before the Annual Meeting. However, if any other matter should be properly presented for consideration and voting at the Annual Meeting or any adjournments or postponements thereof, it is the intention of the persons named as proxies on the enclosed form of proxy card to vote the shares represented by all valid proxy cards in accordance with their judgment of what is in the best interest of ICE.

By Order of the Board of Directors,

Andrew J. Surdykowski General Counsel

Atlanta, Georgia

March 25, 2022

Our 2021 Annual Report, which includes audited consolidated financial statements, has been made available to our stockholders with these proxy materials. The Annual Report does not form any part of the material for the solicitation of proxies.

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EXHIBIT A — INTERCONTINENTAL EXCHANGE, INC.

2022 OMNIBUS EMPLOYEE INCENTIVE PLAN

INTERCONTINENTAL EXCHANGE, INC.

2022 OMNIBUS EMPLOYEE INCENTIVE PLAN

2022 Proxy Statement  INTERCONTINENTAL EXCHANGE  A-1

EXHIBIT A — INTERCONTINENTAL EXCHANGE, INC. 2022 OMNIBUS EMPLOYEE INCENTIVE PLAN

ARTICLE I

GENERAL

1.1	Purpose

The purpose of the Intercontinental Exchange, Inc. 2022 Omnibus Employee Incentive Plan (as amended from time to time, the “Plan”) is to attract, retain and motivate officers and key employees (including prospective employees), consultants and others who may perform services for Intercontinental Exchange, Inc. and any Subsidiary, and any successor entity (the “Company” or “ICE”), to compensate them for their contributions to the long-term growth and profits of the Company and to encourage them to acquire a proprietary interest in the success of the Company.

This Plan replaces the Company’s 2017 Omnibus Employee Incentive Plan, which was approved by the Company’s stockholders at the 2017 Annual Meeting of Stockholders on May 19, 2017 (the “Prior Plan”), as amended to the Effective Date, for awards granted on or after the Effective Date. Awards may not be granted under the Prior Plan beginning on the Effective Date, but this Plan will not affect the terms or conditions of any equity award grants under the Prior Plan (or any predecessor plans) before the Effective Date. Terms not otherwise defined in context are defined in Section 3.23.

1.2	Administration

1.2.1    The Compensation Committee of the Board of Directors of ICE (the “Board,” and such committee as constituted from time to time, and including any successor committee, the “Committee”) will administer the Plan. In particular, the Committee will have the authority in its sole discretion to:

(a)    exercise all of the powers granted to it under the Plan;

(b)    construe, interpret and implement the Plan and all Award Agreements;

(c)    prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing the Committee’s own operations, rules applicable to Grantees who are foreign nationals (or employed outside the United States, or both);

(d)    make all determinations necessary or advisable in administering the Plan;

(e)    correct any defect, supply any omission and reconcile any inconsistency in the Plan;

(f)    amend the Plan to reflect changes in applicable law;

(g)    grant, or recommend to the Board for approval to grant, awards made pursuant to the Plan (“Awards”) and determine who will receive Awards, when such Awards will be granted and the terms of such Awards, including the effect of a termination of Employment on such Awards and the vesting and/or lapse of restrictions on Awards upon the attainment of performance goals and/or upon continued service;

(h)    amend any outstanding Award Agreement in any respect including, without limitation, to

(1)    accelerate the time or times at which (A) the Award becomes vested, unrestricted or may be exercised or (B) shares of Common Stock (“Shares”) are delivered under the Award, and in each case, without limitation on the Committee’s rights, in connection with such acceleration, the Committee may provide that any Shares acquired pursuant to such Award will be restricted shares, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Grantee’s underlying Award;

(2)    waive or amend any goals, restrictions, vesting provisions or conditions set forth in such Award Agreement, or impose new goals, restrictions, vesting provisions and conditions; or

(3)    reflect a change in the Grantee’s circumstances (e.g., a change to part-time employment status or a change in position, duties or responsibilities);

(i)    determine at any time whether, to what extent and under what circumstances and method or methods

(1)    Awards may be

(A)

settled in cash, Shares, other securities, other Awards or other property (in which event, the Committee may specify what other effects such settlement will have on the Grantee’s Award, including the effect on any repayment provisions under the Plan or Award Agreement);

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(B)	exercised; or

(C)	canceled, forfeited or suspended;

(2)    Shares, other securities, other Awards or other property and other amounts payable for an Award may be deferred either automatically or at the election of the Grantee thereof or of the Committee;

(3)    to the extent permitted under applicable law, loans (whether or not secured by Common Stock) may be extended by the Company for any Awards;

(4)    Awards may be settled by ICE, any of its Subsidiaries or affiliates or any of their designees; and

(5)    subject to Section 2.5.5, the exercise price for any stock option (other than an Incentive Stock Option, unless the Committee determines that such a stock option will no longer constitute an Incentive Stock Option) or stock appreciation right may be reset; and

(j)      cause ICE to enter into an agreement with any Subsidiary pursuant to which such Subsidiary will reimburse the Company for the cost of such equity incentives.

1.2.2    Actions of the Committee may be taken by the vote of a majority of its members present at a meeting (which may be held telephonically). Any action may be taken by a written instrument signed by each of the Committee members, and action so taken will be as fully effective as if it had been taken by a vote at a meeting. The determination of the Committee on all matters relating to the Plan or any Award Agreement will be final, binding and conclusive. The Committee may allocate among its members and delegate to any person who is not a member of the Committee, or to any administrative group within the Company, any of its powers, responsibilities or duties. In delegating its authority, the Committee will consider the extent to which any delegation may cause Awards to fail to meet the requirements of Rule 16(b)-3(d)(1) or Rule 16(b)-3(e) under the Securities Exchange Act 1934, as amended from time to time, or any successor thereto (such act and the applicable rules and regulations thereunder, the “Exchange Act”). Except as specifically provided to the contrary, references to the Committee include any administrative group, individual or individuals to whom the Committee has delegated its duties and powers.

1.2.3    Notwithstanding anything to the contrary in the Plan, the Board may, in its sole discretion, at any time and from time to time, grant Awards or administer the Plan. In any such case, the Board will have all of the authority and responsibility granted to the Committee.

1.2.4    No member of the Committee or any person to whom the Board or Committee delegates its powers, responsibilities or duties in writing, including by resolution (each such person, a “Covered Person”), will have any liability to any person (including any Grantee) for any action taken or omitted to be taken or any determination made for the Plan or any Award, except as expressly provided by statute. Each Covered Person will be indemnified and held harmless by the Company against and from:

(a)    any loss, cost, liability or expense (including attorneys’ fees) that may be imposed upon or incurred by such Covered Person in connection with or resulting from any action, suit or proceeding to which such Covered Person may be a party or in which such Covered Person may be involved by reason of any action taken or omitted to be taken under the Plan or any Award Agreement, in each case, in good faith and

(b)    any and all amounts paid by such Covered Person, with the Company’s approval, in settlement thereof, or paid by such Covered Person in satisfaction of any judgment in any such action, suit or proceeding against such Covered Person, provided that the Company will have the right, at its own expense, to assume and defend any such action, suit or proceeding and, once the Company gives notice of its intent to assume the defense, the Company will have sole control over such defense with counsel of the Company’s choice.

The foregoing right of indemnification will not be available to a Covered Person to the extent that a court of competent jurisdiction in a final judgment or other final adjudication, in either case, not subject to further appeal, determines that the acts or omissions of such Covered Person giving rise to the indemnification claim resulted from such Covered Person’s bad faith, fraud or willful misconduct. The foregoing right of indemnification will not be exclusive of any other rights of indemnification to which Covered Persons may be entitled under ICE’s Restated Certificate of Incorporation or Amended and Restated Bylaws, pursuant to any individual indemnification agreements between such Covered Person and the Company, as a matter of law, or otherwise, or any other power that the Company may have to indemnify such persons or hold them harmless.

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EXHIBIT A — INTERCONTINENTAL EXCHANGE, INC. 2022 OMNIBUS EMPLOYEE INCENTIVE PLAN

1.3	Shares Available for Awards

1.3.1    Common Stock Subject to the Plan. Subject to the other provisions of this Section 1.3, the total number of Shares that may be granted under the Plan will be 10,000,000, plus the number of additional Shares available for future awards under the Prior Plan as of the Effective Date and the number of Shares related to awards under the Prior Plan as of the Effective Date which thereafter terminate, expire unexercised, or are forfeited, canceled or otherwise lapse for any reason (the “Share Limit”). Such Shares may, in the discretion of the Committee, be either authorized but unissued Shares or Shares previously issued and reacquired by the Company. In the case of a grant of a stock-settled stock appreciation right, the number of Shares available for grant under the Plan will be reduced by the full number of Shares granted under such stock appreciation right. Shares subject to awards that are assumed, converted or substituted under the Plan as a result of the Company’s acquisition of another company (including by way of merger, combination or similar transaction) (“Acquisition Awards”) will not count against the number of Shares that may be granted under the Plan or be subject to the minimum vesting provisions in Section 2.4. Available shares under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan (subject to New York Stock Exchange rules) and do not reduce the maximum number of shares available for grant under the Plan, subject to applicable stock exchange requirements. All Shares that can be delivered under the Plan (as adjusted pursuant to Section 1.3.3) may be delivered through Incentive Stock Options.

1.3.2    Replacement of Shares. Shares subject to an Award that is forfeited (including any restricted shares repurchased by the Company at the same price paid by the Grantee so that such Shares are returned to the Company), expires, terminates or is settled for cash (in whole or in part), to the extent of such forfeiture, expiration, termination or cash settlement will be available for future grants of Awards under the Plan and will be added back in the same number of Shares as were deducted in respect of the grant of such Award (including in the case of stock-settled stock appreciation rights the full number of Shares underlying such stock appreciation right). The payment of dividend equivalent rights in cash in conjunction with any outstanding Awards will not be counted against the Shares available for issuance under the Plan. Shares tendered by a Grantee, repurchased by the Company using proceeds from the exercise of stock options or withheld by the Company in payment of the exercise price of a stock option or to satisfy any tax withholding obligation for an Award will not again be available for Awards.

1.3.3    Adjustments. The Committee will:

(a)        adjust the number of Shares authorized pursuant to Section 1.3.1;

(b)        adjust the individual Grantee limitations set forth in Section 1.3.4; and

(c)        adjust the terms of any outstanding Awards (including, without limitation, the number of Shares covered by each outstanding Award, the type of property or securities to which the Award relates and the exercise or strike price of any Award), in such manner as it deems appropriate (including, without limitation, by payment of cash) to prevent the enlargement or dilution of rights, as a result of any increase or decrease in the number of issued Shares (or issuance of shares of stock other than Shares) resulting from a recapitalization, stock split, reverse stock split, stock dividend, spinoff, split up, combination, reclassification or exchange of Shares, merger, consolidation, rights offering, separation, reorganization or liquidation or any other change in the corporate structure or Shares, including any extraordinary dividend or extraordinary distribution; provided that no such adjustment may be made if or to the extent that it would cause an outstanding Award to cease to be exempt from, or to fail to comply with, Section 409A.

ARTICLE II

AWARDS UNDER THE PLAN

2.1	Types of Awards

Awards may be made to Employees and Consultants. Awards may be in the form of cash-based or stock-based Awards. Stock-based Awards may be in the form of any of the following, in each case in respect of Common Stock:

(a)    stock options (including Incentive Stock Options);

(b)    stock appreciation rights;

(c)    restricted shares;

(d)    restricted stock units;

(e)    dividend equivalent rights; and

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(f)    other stock-based (as further described in Section 2.9), that the Committee determines to be consistent with the purposes of the Plan and the interests of the Company.

2.2	Agreements Evidencing Awards

Each Award will be evidenced by an Award Agreement that will contain such provisions and conditions as the Committee deems appropriate. Unless otherwise provided, the Committee may grant Awards in tandem with or in substitution for or satisfaction of any other Award or Awards or any award granted under any other plan of the Company. By accepting an Award, a Grantee thereby agrees that the Award will be subject to all of the terms and provisions of the Plan and the applicable Award Agreement.

2.3	No Rights as a Stockholder

No Grantee (or other person having rights pursuant to an Award) will have any of the rights of a stockholder of ICE for Shares subject to an Award until the delivery of such Shares. Except as otherwise provided in Section 1.3.3, no adjustments will be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, Common Stock, other securities or other property) for which the record date is before the date the stock certificates (or other appropriate document or evidence of ownership) representing Shares (the “Certificates”) are delivered, or if the Committee elects to use another system, such as book entries by the transfer agent, before the date in which such system evidences the Grantee’s ownership of such Shares.

2.4	Minimum Vesting

All Awards will be subject to a minimum vesting schedule of at least thirty-six (36) months following the date of grant of the Award, provided, however, that (i) after the first year of any vesting period, such vesting schedule may be on a monthly, quarterly or yearly pro-rata basis and (ii) all Awards for which vesting will lapse on the achievement of performance goals will be subject to a minimum performance period of at least twelve (12) months. Notwithstanding the foregoing, (a) up to 5% of the Shares available for grant under the Plan may be granted with a minimum vesting schedule that is shorter than that mandated in this Section 2.4, and (b) this Section 2.4 will not apply to Acquisition Awards. Any Award Agreement may also provide that Shares issued or acquired in connection with the applicable Award will be subject to additional holding requirements specified in such Award Agreement.

2.5	Stock Options and Stock Appreciation Rights

2.5.1    Designation as Incentive Stock Option. At the time of grant, the Committee will designate whether stock options are Incentive Stock Options, and the applicable Award Agreement will clearly indicate that such stock option is an Incentive Stock Option or, if applicable, the number of Shares subject to the Incentive Stock Option. Incentive Stock Options may only be granted to eligible Employees, and will be subject to and construed consistently with the requirements of Code Section 422.

2.5.2    Exercise Price of Stock Options and Stock Appreciation Rights. The exercise price per share for each stock option or stock appreciation right will be determined by the Committee but, except as otherwise permitted by Section 1.3.3, may never be less than the Fair Market Value of a Share (or, in the case of an Incentive Stock Option granted to a person owning stock possessing more than 10% of the total combined voting power of all classes of stock of ICE and of any Subsidiary or parent corporation of ICE (a “Ten Percent Stockholder”), 110% of the Fair Market Value). Unless otherwise noted in the Award Agreement, the Fair Market Value of the Common Stock will be its Fair Market Value on the date of grant of the Award of stock options or stock appreciation rights.

2.5.3    Term of Stock Options and Stock Appreciation Rights. In no event will any stock option or stock appreciation right be exercisable after the expiration of ten (10) years (or, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, five (5) years) from the date on which the stock option or stock appreciation right is granted.

2.5.4    Vesting and Exercise of Stock Option and Payment for Shares. To exercise a stock option or stock appreciation right, the Grantee must give written notice to the Company specifying the number of Shares to be acquired or rights to be exercised. In the case of stock options, the notice must accompanied by payment of the full purchase price therefor in cash or by certified or official bank check or in another form as determined by the Company, which may include:

(a)    personal check;

(b)    Shares, based on the Fair Market Value as of the exercise date, of the same class as those to be granted by exercise of the stock option;

(c)    any other form of consideration approved by the Company and permitted by applicable law; and

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(d)    any combination of the foregoing.

The Committee may also make arrangements for the cashless exercise of a stock option. Any person exercising a stock option or stock appreciation right will make such representations and agreements and furnish such information as the Committee may, in its sole discretion, deem necessary or desirable to effect or assure compliance by the Company on terms acceptable to the Company with the provisions of the Securities Act of 1933, as amended from time to time, or any successor thereto, and the applicable rules and regulations thereunder (the “Securities Act”), the Exchange Act and any other applicable legal requirements. The Committee may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars. If a Grantee so requests, Shares acquired pursuant to the exercise of a stock option or stock appreciation right may be issued in the name of the Grantee and another jointly with the right of survivorship.

2.5.5    No Repricing or Reloads. Except as otherwise permitted by Section 1.3.3, reducing the exercise price of stock options or stock appreciation rights issued and outstanding under the Plan, including through amendment, cancellation in exchange for the grant of a substitute Award, repurchase for cash or other consideration (in each case that has the effect of reducing the exercise price), or any other action that would be treated as a “repricing” of such stock options or such stock appreciation rights, will require approval of ICE’s stockholders. The Company will not grant any stock options or stock appreciation rights with automatic reload features.

2.6	Restricted Shares

2.6.1    Grants. The Committee may grant or offer for sale restricted shares in such amounts and subject to such terms and conditions as the Committee may determine (subject to Section 2.4). Upon delivery, the Grantee will have the rights of a stockholder for the restricted shares, subject to any other restrictions and conditions as the Committee may include in the applicable Award Agreement. Each Grantee of an Award of restricted shares will be issued a Certificate in respect of such shares, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of such shares. If a Certificate is issued in respect of restricted shares, such Certificate may be registered in the name of the Grantee, and will, in addition to such legends required by applicable securities laws, bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, but will be held by the Company or its designated agent until the time the restrictions lapse.

2.6.2    Right to Vote and Receive Dividends on Restricted Shares. Each Grantee of an Award of restricted shares will, during the period of restriction, be the beneficial and record owner of such restricted shares and will have full voting rights with respect thereto. During the period of restriction, all dividends (whether ordinary or extraordinary and whether paid in cash, additional shares or other property) or other distributions paid upon any restricted share will be retained by the Company for the account of the relevant Grantee. Such dividends or other distributions will revert to the Company if for any reason the restricted share upon which such dividends or other distributions were paid reverts to the Company. Upon the expiration of the period of restriction, all such dividends or other distributions made on such restricted share and retained by the Company will be paid, without interest, to the relevant Grantee.

2.7	Restricted Stock Units

The Committee may grant Awards of restricted stock units in such amounts and subject to such terms and conditions as the Committee may determine (subject to Section 2.4). A Grantee of a restricted stock unit will have only the rights of a general unsecured creditor of ICE, until delivery of Shares, cash or other securities or property is made as specified in the applicable Award Agreement. On the delivery date specified in the Award Agreement, the Grantee of each restricted stock unit not previously forfeited or terminated will receive one Share, cash or other securities or property equal in value to one Share or a combination thereof, as specified by the Committee.

2.8	Dividend Equivalent Rights

The Committee may include in the Award Agreement for any Award other than Stock Options or Stock Appreciation Rights, a dividend equivalent right entitling the Grantee to receive amounts equal to all or any portion of the regular cash dividends that would be paid on the Shares covered by such Award if such Shares had been delivered pursuant to such Award. Notwithstanding anything to the contrary in the Plan, with respect to any Award such dividend equivalents rights shall be subject to the same performance conditions or service conditions, as applicable, as the underlying Award, and no dividend equivalents shall be released to a Grantee until the Award to which they pertain has vested. The Grantee of a dividend equivalent right will have only the rights of a general unsecured creditor of ICE until payment of such amounts is made as specified in the applicable Award Agreement. If such a provision is included in an Award Agreement, the Committee will determine whether such payments will be made in cash, in Shares or in another form, the time or times at which they will be made, and such other terms and conditions as the Committee will deem appropriate.

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2.9	Other Stock-Based or Cash-Based Awards

The Committee may grant other types of stock-based, stock-related or cash-based Awards (including the grant or offer for sale of unrestricted Shares, performance share Awards or performance units settled in cash) (“Other Stock-Based or Cash-Based Awards”) in such amounts and subject to such terms and conditions as the Committee may determine (subject to Section 2.4). The terms and conditions set forth by the Committee in the applicable Award Agreement may relate to vesting and nontransferability restrictions that will lapse upon the achievement of one or more goals related to the completion of service by the Grantee or the achievement of performance goals, as determined by the Committee at the time of grant. Such Awards may entail the transfer of actual Shares to Award recipients and may include Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

2.10	Performance Awards.

Notwithstanding anything to the contrary, Awards may, at the discretion of the Committee, be granted subject to the achievement of performance goals (“Performance Awards”).

2.10.1    Establishment of the Performance Period, Performance Goals and Formula. A Grantee’s Performance Award will be determined based on the attainment of written performance goals approved by the Committee for a performance period established by the Committee while the outcome for that performance period is substantially uncertain. At the same time as the performance goals are established, the Committee may prescribe a formula to determine the amount of the Performance Award that may be payable based upon the level of attainment of the performance goals during the performance period.

2.10.2    Performance Criteria. The performance goals may be based on one or more of the following business criteria (either separately or in combination) with regard to ICE (or a Subsidiary, division, other operational unit or administrative department of ICE): earnings; earnings per share; earnings before interest, taxes, depreciation and amortization; revenue or net revenue measures; gross profit or operating profit measures (including before or after taxes and including profit growth and profit-related return ratios); cost management; dividend payout ratios; market share measures; economic value added; cash flow; return measures (including return on capital, invested capital, total capital, tangible capital, expenses, tangible expenses, equity, revenue, investment, assets, or net assets or total shareholder return or similar measures); increase in the Fair Market Value of Common Stock; or changes (or the absence of changes) in the per share or aggregate Fair Market Value of Common Stock.

For each fiscal year of ICE, the Committee may (i) designate additional business criteria on which the goals may be based or (ii) provide for objectively determinable adjustments, modifications or amendments to any of the criteria described above, as the Committee may deem appropriate (including, but not limited to, for one or more of the items of gain, loss, profit or expense: (A) determined to be extraordinary or unusual in nature or infrequent in occurrence, (B) related to the acquisition or disposal of a segment of a business, (C) related to a change in accounting principle under GAAP, (D) related to discontinued operations that do not qualify as a segment of business under GAAP or (E) attributable to the business operations of any entity acquired by the Company during the fiscal year).

2.10.3    Determination of Performance. Following the completion of each performance period, the Committee will have the sole discretion to determine whether the applicable performance goals have been met for a given Grantee and ascertain the amount of the applicable Performance Award. The amount of the Performance Award actually paid to a given Grantee may be less or more than the amount determined by the applicable performance goal formula, at the discretion of the Committee. The amount of the Performance Award determined by the Committee for a performance period will be paid to the Grantee at such time as determined by the Committee in its sole discretion after the end of such performance period.

2.11	Repayment If Conditions Not Met

If the Committee determines that all terms and conditions of the Plan and a Grantee’s Award Agreement were not satisfied, then the Grantee will be obligated to pay the Company immediately upon demand therefor, (a) for a stock option and a stock appreciation right, an amount equal to the excess of the Fair Market Value (determined at the time of exercise) of the Shares that were delivered in respect of such exercised stock option or stock appreciation right, as applicable, over the exercise price paid therefor, (b) for restricted shares, an amount equal to the Fair Market Value (determined at the time such shares became vested) of such restricted shares and (c) for restricted stock units, an amount equal to the Fair Market Value (determined at the time of delivery) of the Shares delivered for the applicable delivery date, in each case for clauses (a), (b) and (c) of this Section 2.11, without reduction for any amount applied to satisfy withholding tax or other obligations in respect of such Award.

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EXHIBIT A — INTERCONTINENTAL EXCHANGE, INC. 2022 OMNIBUS EMPLOYEE INCENTIVE PLAN

ARTICLE III

MISCELLANEOUS

3.1	Amendment of the Plan

3.1.1    Unless otherwise provided in the Plan or in an Award Agreement, the Board may at any time and from time to time suspend, discontinue, revise or amend the Plan in any respect whatsoever but, subject to Sections 1.2, 1.3.3 and 3.7, no such amendment may materially adversely impair the rights of the Grantee of any Award without the Grantee’s consent. Subject to Sections 1.2, 1.3.3 and 3.7, an Award Agreement may not be amended in a manner that materially adversely impairs the rights of a Grantee without the Grantee’s consent.

3.1.2    Unless otherwise determined by the Board, stockholder approval of any suspension, discontinuance, revision or amendment will be obtained only to the extent necessary to comply with any applicable laws, regulations or rules of a securities exchange or self-regulatory agency; provided, however, if and to the extent the Board determines it is appropriate for the Plan to comply with the provisions of Code Section 422, no amendment that would require stockholder approval under Code Section 422 will be effective without the approval of ICE’s stockholders.

3.2	Tax Withholding

Grantees will be solely responsible for any applicable taxes (including, without limitation, income and excise taxes) and penalties, and any interest that accrues thereon, that they incur in connection with the receipt, vesting or exercise of any Award. As a condition to the delivery of any Shares, cash or other securities or property pursuant to any Award or the lifting or lapse of restrictions on any Award, or in connection with any other event that gives rise to a federal or other governmental tax withholding obligation on the part of the Company relating to an Award (including, without limitation, the Federal Insurance Contributions Act (FICA) tax):

(a)    the Company may deduct or withhold (or cause to be deducted or withheld) from any payment or distribution to a Grantee whether or not pursuant to the Plan (including Shares otherwise deliverable);

(b)    the Committee will be entitled to require that the Grantee remit cash to the Company (through payroll deduction or otherwise); or

(c)    the Company may enter into any other suitable arrangements to withhold such taxes required by law to be withheld in an amount not to exceed the individual tax rates applicable to the Grantee, as determined by the Company.

3.3	Required Consents and Legends

If the Committee at any time determines that any consent or approval is necessary or desirable as a condition of, or in connection with, the granting of any Award, the delivery of Shares or the delivery of any cash, securities or other property under the Plan, or the taking of any other action thereunder (each such action a “Plan Action”), then, subject to Section 3.14 such Plan Action will not be taken, in whole or in part, unless and until such consent or approval will have been effected or obtained to the full satisfaction of the Committee, as determined in its discretion in accordance with applicable law, the terms of this Plan and the applicable Award Agreement, and any administrative procedures or guidelines adopted by the Committee in respect of the Plan. The Committee may direct that any Certificate evidencing Shares delivered pursuant to the Plan will bear a legend setting forth such restrictions on transferability as the Committee may determine to be necessary or desirable, and may advise the transfer agent to place a stop transfer order against any legended shares. Nothing in the Plan will require the Company to list, register or qualify the Shares on any securities exchange.

3.4	Right of Offset

The Company will have the right to offset against its obligation to deliver Shares (or other property or cash) under the Plan or any Award Agreement any outstanding amounts (including, without limitation, travel and entertainment or advance account balances, loans, repayment obligations under any Awards, or amounts repayable to the Company pursuant to tax equalization, housing, automobile or other employee programs) that the Grantee then owes to the Company and any amounts the Committee otherwise deems appropriate pursuant to any tax equalization policy or agreement. Notwithstanding the foregoing, if an Award provides for the deferral of compensation within the meaning of Section 409A, the Committee will have no right to offset against its obligation to deliver Shares (or other property or cash) under the Plan or any Award Agreement if such offset could subject the Grantee to the additional tax imposed under Section 409A in respect of an outstanding Award.

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3.5	Nonassignability; No Hedging

No Award (or any rights and obligations thereunder) granted to any person under the Plan may be sold, exchanged, transferred, assigned, pledged, hypothecated or otherwise disposed of or hedged, in any manner (including through the use of any cash-settled instrument), whether voluntarily or involuntarily and whether by operation of law or otherwise, other than by will or by the laws of descent and distribution, and all such Awards (and any rights thereunder) will be exercisable during the life of the Grantee only by the Grantee or the Grantee’s legal representative. Notwithstanding the foregoing, the Committee may permit, under such terms and conditions that it deems appropriate in its sole discretion, a Grantee to transfer any Award to any person or entity that the Committee so determines; provided, that in no case will the Committee permit any transfer to a third-party financial institution. Any sale, exchange, transfer, assignment, pledge, hypothecation, or other disposition in violation of the provisions of this Section 3.5 will be null and void and any Award which is hedged in any manner will immediately be forfeited. All of the terms and conditions of the Plan and the Award Agreements will be binding upon any permitted successors and assigns.

3.6	Change in Control

3.6.1    Unless otherwise determined by the Committee (or unless otherwise provided in the applicable Award Agreement or a Grantee’s employment agreement), if a Grantee’s Employment is terminated by the Company or any successor entity thereto without Cause, or the Grantee terminates Employment for Good Reason, in each case, upon or within two (2) years after a Change in Control, (i) each Award granted to such Grantee prior to such Change in Control will become fully vested (including the lapsing of all restrictions and conditions) and, as applicable, exercisable as of the date of such termination of Employment, and (ii) any Shares deliverable pursuant to restricted stock units will be delivered promptly (but no later than fifteen (15) days) following such Grantee’s termination of Employment.

3.6.2    As of the Change in Control date, any outstanding Performance Awards will be deemed earned at the greater of the target level and the actual performance level through the Change in Control date for all open performance periods and will cease to be subject to any further performance conditions but will continue to be subject to time-based vesting following the Change in Control in accordance with the original vesting and/or performance period and subject to the provisions of Section 3.6.1 above.

3.6.3    Notwithstanding the foregoing, in the event of a Change in Control, a Grantee’s Award will be treated, to the extent determined by the Committee to be permitted under Section 409A, in accordance with one or more of the following methods as determined by the Committee in its sole discretion: (i) settle such Awards for fair value (as determined in the sole discretion of the Committee), which in the case of stock options and stock appreciation rights, may equal the excess, if any, of the value of the consideration to be paid in the Change in Control transaction to holders of the same number of Shares subject to such stock options or stock appreciation rights over the aggregate exercise price of such stock options or stock appreciation rights, as the case may be; (ii) provide for the assumption of or the issuance of substitute awards that will substantially preserve the otherwise applicable terms of any affected Awards previously granted under the Plan, as determined by the Committee in its sole discretion; or (iii) provide that for a period of at least twenty (20) days prior to the Change in Control, any stock options or stock appreciation rights that would not otherwise become exercisable prior to the Change in Control will be exercisable as to all Shares subject thereto (but any such exercise will be contingent upon and subject to the occurrence of the Change in Control and if the Change in Control does not take place within a specified period after giving such notice for any reason whatsoever, the exercise will be null and void) and that any stock options or stock appreciation rights not exercised prior to the consummation of the Change in Control will terminate and be of no further force and effect as of the consummation of the Change in Control. In the event that the consideration paid in the Change in Control includes contingent value rights, the Committee will determine if Awards settled under clause (i) above are (a) valued at closing taking into account such contingent value rights (with the value determined by the Committee in its sole discretion) or (b) entitled to a share of such contingent value rights. For the avoidance of doubt, in the event of a Change in Control where all stock options and stock appreciation rights are settled for an amount (as determined in the sole discretion of the Committee) of cash or securities, the Committee may, in its sole discretion, terminate any stock option or stock appreciation right for which the exercise price is equal to or exceeds the per share value of the consideration to be paid in the Change in Control transaction without payment of consideration therefor. Similar actions to those specified in this Section 3.6.3 may be taken in the event of a merger or other corporate reorganization that does not constitute a Change in Control.

3.7	No Continued Employment or Engagement; Right of Discharge Reserved

Neither the adoption of the Plan nor the grant of any Award (or any provision in the Plan or Award Agreement) will confer upon any Grantee any right to continued Employment, or other engagement, with the Company, nor will it interfere in any way with the right of the Company to terminate, or alter the terms and conditions of, such Employment or other engagement at any time.

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3.8	Nature of Payments

3.8.1    Any and all grants of Awards and deliveries of Common Stock, cash, securities or other property under the Plan will be in consideration of services performed or to be performed for the Company by the Grantee. Awards under the Plan may, in the discretion of the Committee, be made in substitution in whole or in part for cash or other compensation otherwise payable to a Grantee. Only whole Shares will be delivered under the Plan. Awards will, to the extent reasonably practicable, be aggregated in order to eliminate any fractional shares. Fractional shares may, in the discretion of the Committee, be forfeited or be settled in cash or otherwise as the Committee may determine.

3.8.2    All such grants and deliveries of Shares, cash, securities or other property under the Plan will constitute a special discretionary incentive payment to the Grantee, will not entitle the Grantee to the grant of any future Awards and will not be required to be taken into account in computing the amount of salary or compensation of the Grantee for the purpose of determining any contributions to or any benefits under any pension, retirement, profit-sharing, bonus, life insurance, severance or other benefit plan of the Company or under any agreement with the Grantee, unless the Company specifically provides otherwise.

3.9	Non-Uniform Determinations

The Committee’s determinations under the Plan and Award Agreements need not be uniform and any such determinations may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee will be entitled, among other things, to make non-uniform and selective determinations under Award Agreements, and to enter into non-uniform and selective Award Agreements, as to (a) the persons to receive Awards, (b) the terms and provisions of Awards and (c) whether a Grantee’s Employment has been terminated for purposes of the Plan.

3.10	Other Payments or Awards

Nothing contained in the Plan will be deemed in any way to limit or restrict the Company from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

3.11	Plan Headings

The headings in the Plan are for the purpose of convenience only and are not intended to define or limit the construction of the provisions hereof.

3.12	Termination of Plan

The Board reserves the right to terminate the Plan at any time; provided, however, that in any case, the Plan will terminate on the day before the tenth anniversary of the Effective Date, and provided further, that all Awards made under the Plan before its termination will remain in effect until such Awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Award Agreements.

3.13	Clawback/Recapture Policy

Awards under the Plan will be subject to any clawback or recapture policy that the Company may adopt from time to time to the extent provided in such policy and, in accordance with such policy, may be subject to the requirement that the Awards be repaid to the Company after they have been distributed to the Grantee.

3.14	Section 409A

3.14.1    All Awards made under the Plan that are intended to be “deferred compensation” subject to Section 409A will be interpreted, administered and construed to comply with Section 409A, and all Awards made under the Plan that are intended to be exempt from Section 409A will be interpreted, administered and construed to comply with and preserve such exemption. The Board and the Committee will have full authority to give effect to the intent of the foregoing sentence. To the extent necessary to give effect to this intent, in the case of any conflict or potential inconsistency between the Plan and a provision of any Award or Award Agreement for an Award, the Plan will govern.

3.14.2    Without limiting the generality of Section 3.14.1, for any Award made under the Plan that is intended to be “deferred compensation” subject to Section 409A:

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(a)    any payment due upon a Grantee’s termination of Employment will be paid only upon such Grantee’s separation from service from the Company within the meaning of Section 409A;

(b)    any payment due upon a Change in Control of the Company will be paid only if such Change in Control constitutes a “change in ownership” or “change in effective control” within the meaning of Section 409A, and if such Change in Control does not constitute a “change in the ownership” or “change in the effective control” within the meaning of Section 409A, such Award will vest upon the Change in Control and any payment will be delayed until the first compliant date under Section 409A;

(c)    any payment to be made for such Award in connection with the Grantee’s separation from service from the Company within the meaning of Section 409A (and any other payment that would be subject to the limitations in Section 409A(a)(2)(B)) will be delayed until six (6) months after the Grantee’s separation from service (or earlier death) in accordance with the requirements of Section 409A;

(d)    to the extent necessary to comply with Section 409A, any other securities, other Awards or other property that the Company may deliver in lieu of Shares in respect of an Award will not have the effect of deferring delivery or payment beyond the date on which such delivery or payment would occur for the Shares that would otherwise have been deliverable (unless the Committee elects a later date for this purpose in accordance with the requirements of Section 409A);

(e)    for any required Consent described in Section 3.3 or the applicable Award Agreement, if such Consent has not been effected or obtained as of the latest date provided by such Award Agreement for payment in respect of such Award and further delay of payment is not permitted in accordance with the requirements of Section 409A, such Award or portion thereof, as applicable, will be forfeited and terminate notwithstanding any prior earning or vesting;

(f)    if the Award includes a “series of installment payments” (within the meaning of Section 1.409A-2(b)(2)(iii) of the Treasury Regulations), the Grantee’s right to the series of installment payments will be treated as a right to a series of separate payments and not as a right to a single payment;

(g)    if the Award includes “dividend equivalents” (within the meaning of Section 1.409A-3(e) of the Treasury Regulations), the Grantee’s right to the dividend equivalents will be treated separately from the right to other amounts under the Award; and

(h)    for purposes of determining whether the Grantee has experienced a separation from service from the Company within the meaning of Section 409A, “subsidiary” will mean a corporation or other entity in a chain of corporations or other entities in which each corporation or other entity, starting with ICE, has a controlling interest in another corporation or other entity in the chain, ending with such corporation or other entity. For purposes of the preceding sentence, the term “controlling interest” has the same meaning as provided in Section 1.414(c)-2(b)(2)(i) of the Treasury Regulations, provided that the language “at least 20 percent” is used instead of “at least 80 percent” each place it appears in Section 1.414(c)-2(b)(2)(i) of the Treasury Regulations.

3.15	Governing Law

THE PLAN AND ALL AWARDS MADE AND ACTIONS TAKEN THEREUNDER WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICT OF LAWS.

3.16	Disputes; Choice of Forum

3.16.1    The Company and each Grantee, as a condition to such Grantee’s participation in the Plan, hereby irrevocably submit to the exclusive jurisdiction of any state or federal court located in Atlanta, Georgia over any suit, action or proceeding arising out of or relating to or concerning the Plan or, to the extent not otherwise specified in any individual agreement between the Company and the Grantee, any aspect of the Grantee’s Employment with the Company or the termination of that Employment. The Company and each Grantee, as a condition to such Grantee’s participation in the Plan, acknowledge that the forum designated by this Section 3.16.1 has a reasonable relation to the Plan and to the relationship between such Grantee and the Company. Notwithstanding the foregoing, nothing in the Plan will preclude the Company from bringing any action or proceeding in any other court for the purpose of enforcing the provisions of this Section 3.16.1.

3.16.2    The agreement by the Company and each Grantee as to forum is independent of the law that may be applied in the action, and the Company and each Grantee, as a condition to such Grantee’s participation in the Plan, (i) agree to such forum even if the forum may under applicable law choose to apply non-forum law, (ii) hereby waive, to the fullest extent permitted by applicable law, any objection which the Company or such Grantee now or hereafter may have to personal jurisdiction or to the laying of venue of any such suit, action or proceeding in any court referred to in Section 3.16.1, (iii) undertake not to commence any action arising out of or relating

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to or concerning the Plan in any forum other than the forum described in this Section 3.16 and (iv) agree that, to the fullest extent permitted by applicable law, a final and non-appealable judgment in any such suit, action or proceeding in any such court will be conclusive and binding upon the Company and each Grantee.

3.16.3    Each Grantee, as a condition to such Grantee’s participation in the Plan, hereby irrevocably appoints the General Counsel of ICE as such Grantee’s agent for service of process in connection with any action, suit or proceeding arising out of or relating to or concerning the Plan, who will promptly advise such Grantee of any such service of process.

3.16.4    Each Grantee, as a condition to such Grantee’s participation in the Plan, agrees to keep confidential the existence of, and any information concerning, a dispute, controversy or claim described in Section 3.18, except that a Grantee may disclose information concerning such dispute, controversy or claim to the court that is considering such dispute, controversy or claim or to such Grantee’s legal counsel (provided that such counsel agrees not to disclose any such information other than as necessary to the prosecution or defense of the dispute, controversy or claim). For the avoidance of doubt, nothing in this Plan or any Award Agreement is intended to impair such Grantee’s right to make disclosures under the whistleblower provisions of any applicable law or regulation or require such Grantee to notify ICE or obtain its authorization prior to doing so, or prohibit such Grantee from responding truthfully to a valid subpoena.

3.17	Waiver of Jury Trial

EACH GRANTEE WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THE PLAN.

3.18	Waiver of Claims

Each Grantee of an Award recognizes and agrees that before being selected by the Committee to receive an Award the Grantee has no right to any benefits under the Plan. Accordingly, in consideration of the Grantee’s receipt of any Award hereunder, the Grantee expressly waives any right to contest the amount of any Award, the terms of any Award Agreement, any determination, action or omission hereunder or under any Award Agreement by the Committee, the Company or the Board, or any amendment to the Plan or any Award Agreement (other than an amendment to the Plan or an Award Agreement to which his or her consent is expressly required by the express terms of an Award Agreement). Nothing contained in the Plan, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between the Company and any Grantee. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974 (ERISA), as amended.

3.19	Severability; Entire Agreement; Successors and Assigns

If any of the provisions of the Plan or any Award Agreement is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision will be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions will not be affected thereby; provided that if any of such provisions is finally held to be invalid, illegal, or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision will be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder. The Plan and any Award Agreements contain the entire agreement of the parties for the subject matter thereof and supersede all prior agreements, promises, covenants, arrangements, communications, representations and warranties between them, whether written or oral for the subject matter thereof. The terms of the Plan will be binding upon and inure to the benefit of the Company and any successor entity, including as contemplated by Section 3.6.

3.20	No Liability For Tax Qualification or Adverse Tax Treatment

Notwithstanding anything to the contrary in the Plan, in no event will the Company be liable to a Grantee on account of an Award’s failure to (a) qualify for favorable United States or foreign tax treatment or (b) avoid adverse tax treatment under United States or foreign law, including, without limitation, Section 409A.

3.21	No Third-Party Beneficiaries

Except as expressly provided in an Award Agreement, neither the Plan nor any Award Agreement will confer on any person other than the Company and the Grantee of any Award any rights or remedies thereunder. The exculpation and indemnification provisions of Section 1.2.4 will inure to the benefit of a Covered Person’s estate and beneficiaries and legatees.

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3.22	Date of Adoption, Approval of Stockholders and Effective Date

The Plan was adopted by the Board on March 4, 2022 and was approved by ICE’s stockholders on May 13, 2022 (the “Effective Date”). Any Awards granted under the Plan prior to such stockholder approval will be conditioned upon such approval and will be null and void if such approval is not obtained; provided, however, that stock options and stock appreciation rights granted under the Plan prior to such stockholder approval may not be exercisable until after such stockholder approval and no Shares may be delivered pursuant to a restricted stock unit granted under the Plan prior to such stockholder approval until after such stockholder approval; provided further that restricted stock and Other Stock-Based or Cash-Based Awards may not be granted prior to obtaining stockholder approval. If the Plan is not so approved by the stockholders of ICE, then the Plan will be null and void in its entirety and the Prior Plan will remain in full force and effect.

3.23	Definitions of Certain Terms

3.23.1    “Award Agreement” means the written document by which each Award is evidenced, and which may, but need not be (as determined by the Committee) executed or acknowledged by a Grantee as a condition to receiving an Award or the benefits under an Award, and which sets forth the terms and provisions applicable to Awards granted under the Plan to such Grantee. Any reference in the Plan to an agreement in writing will be deemed to include an electronic writing to the extent permitted by applicable law.

3.23.2    “Cause” means, unless otherwise provided in an Award Agreement or employment agreement:

(a)    Grantee is convicted of, pleads guilty to, or confesses or otherwise admits to any felony involving intentional conduct or any act of fraud, misappropriation or embezzlement;

(b)    Grantee knowingly engages in any act or course of conduct or knowingly fails to engage in any act or course of conduct (1) which is reasonably likely to adversely affect the Company’s right or qualification under applicable laws, rules or regulations to serve as an exchange or other form of a marketplace for trading commodities or (2) which violates the rules of any exchange or market on which the Company effects trades (or at such time is actively contemplating effecting trades) and which could lead to a denial of the Company’s right or qualification to effect trades on such exchange or market;

(c)    any act or omission by Grantee involving malfeasance or gross negligence in the performance of Grantee’s duties and responsibilities to the material detriment of the Company; or

(d)    Grantee breaches in any material respect any of the provisions of any applicable employment agreement or Award Agreement or violates any provision of any generally applicable code of conduct which is distributed in writing to the Company’s Employees.

3.23.3    “Change in Control” means the happening of any of the following:

(a)    any “person” (as that term is used in Sections 13(d) and 14(d)(2) of the Exchange Act), is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities representing 30% or more of the combined voting power of the then outstanding securities of ICE eligible to vote for the election of the members of ICE’s Board (the “Company Voting Securities”) unless (1) such person is the Company, (2) such person is an employee benefit plan (or a trust which is a part of such a plan) which provides benefits exclusively to, or on behalf of, employees or former employees of the Company, (3) such person is the Grantee, an entity controlled by the Grantee or a group which includes the Grantee or (4) such person acquired such securities in a Non-Qualifying Transaction (as defined in Section 3.23.3(d));

(b)    during any period of not more than thirty-six (36) months, individuals who constitute the Board as of the beginning of the period (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the beginning of such period, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the Company’s proxy statement in which such person is named as a nominee for director, without written objection to such nomination) will be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of ICE as a result of an actual or publicly threatened election contest with respect to directors or as a result of any other actual or publicly threatened solicitation of proxies by or on behalf of any person other than the Board will be deemed to be an Incumbent Director;

(c)    any dissolution or liquidation of ICE or any sale or the disposition of 50% or more of the assets or business of ICE; or

(d)    the consummation of any reorganization, merger, consolidation or share exchange or similar form of corporate transaction involving ICE unless (1) the persons who were the beneficial owners of the outstanding securities eligible to vote for the election of the

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members of ICE’s Board immediately before the consummation of such transaction hold more than 60% of the voting power of the securities eligible to vote for the members of the board of directors of (i) the successor or survivor corporation in such transaction immediately following the consummation of such transaction or (ii) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of at least 95% of the voting power of the successor or survivor corporation in such transaction and (2) the number of the securities of such successor or survivor corporation or ultimate parent corporation (the “Post-Transaction Corporation”) representing the voting power described in Section 3.23.3(d)(1) held by the persons described in Section 3.23.3(d)(1) immediately following the consummation of such transaction is beneficially owned by each such person in substantially the same proportion that each such person had beneficially owned the outstanding securities eligible to vote for the election of the members of the Board immediately before the consummation of such transaction, provided (3) the percentage described in Section 3.23.3(d)(1) of the securities of the Post-Transaction Corporation and the number described in Section 3.23.3(d)(2) of the securities of the Post-Transaction Corporation will be determined exclusively by reference to the securities of the Post-Transaction Corporation which result from the beneficial ownership of Shares by the persons described in Section 3.23.3(d)(1) immediately before the consummation of such transaction (any transaction which satisfies all of the criteria specified in (1), (2) and (3) above will be deemed to be a “Non-Qualifying Transaction”).

3.23.4    “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto, and the applicable rulings and regulations thereunder.

3.23.5    “Common Stock” means the common stock of ICE, par value $0.01 per share, and any other securities or property issued in exchange therefor or in lieu thereof pursuant to Section 1.3.3.

3.23.6    “Consultant” means any individual (other than a non-employee member of the Board), corporation, partnership, limited liability company or other entity that provides bona fide consulting or advisory services to the Company.

3.23.7    “Employee” means a regular, active employee and/or a prospective employee of the Company.

3.23.8    “Employment” means a Grantee’s performance of services for the Company, as determined by the Committee. The terms “employ” and “employed” will have their correlative meanings. The Committee in its sole discretion may determine (a) whether and when a Grantee’s leave of absence results in a termination of Employment, (b) whether and when a change in a Grantee’s association with the Company results in a termination of Employment and (c) the impact, if any, of any such leave of absence or change in association on outstanding Awards. Unless expressly provided otherwise, any references in the Plan or any Award Agreement to a Grantee’s Employment being terminated will include both voluntary and involuntary terminations.

3.23.9    “Fair Market Value” means, for a Share, the closing price reported for the Common Stock on the applicable date as reported on the New York Stock Exchange or, if not so reported, as determined in accordance with a valuation methodology approved by the Committee, unless determined as otherwise specified in the Plan. For purposes of the grant of any Award, the applicable date will be the trading day on which the Award is granted or, if the date the Award is granted is not a trading day, the trading day immediately prior to the date the Award is granted. For purposes of the exercise of any Award, the applicable date is the date a notice of exercise is received by the Company or, if such date is not a trading day, the trading day immediately following the date a notice of exercise is received by the Company.

3.23.10    “Good Reason” means, unless otherwise provided in an Award Agreement or employment agreement, and in the absence of written consent of a Grantee:

(a)    there is a material reduction in the Grantee’s base salary in effect immediately prior to a Change in Control; or

(b)    there is a transfer of the Grantee’s primary work site to a new primary work site that is more than 30 miles (measured along a straight line) from the Grantee’s primary work site unless such new primary work site is closer (measured along a straight line) to the Grantee’s primary residence than the Grantee’s then current primary work site.

If the Grantee does not deliver to the Company a written notice of termination within sixty (60) days after the Grantee has knowledge that an event constituting Good Reason has occurred, the event will no longer constitute Good Reason. In addition, the Grantee must give the Company thirty (30) days to cure the event constituting Good Reason, and must actually terminate his or her employment with the Company within sixty (60) days after the Company’s failure to cure such event.

3.23.11    “Grantee” means an Employee or Consultant who receives an Award.

3.23.12    “Incentive Stock Option” means a stock option that is intended to be an “incentive stock option” within the meaning of Code Sections 421 and 422, as now constituted or subsequently amended, or pursuant to a successor Code provision.

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3.23.13    “Section 162(m)” and “Section 409A” mean Code Section 162(m) and Code Section 409A, respectively, in each case including any amendments or successor provisions to that section, and any regulations and other administrative guidance thereunder, in each case as they may be from time to time amended or interpreted through further administrative guidance.

3.23.14    “Subsidiary” means any consolidated subsidiary of ICE.

3.23.15    “Treasury Regulations” means the regulations promulgated under the Code by the United States Treasury Department, as amended.

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INTERCONTINENTALEXCHANGE, INC.

2022 OMNIBUS NON-EMPLOYEE DIRECTOR INCENTIVE PLAN

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EXHIBIT B — INTERCONTINENTAL EXCHANGE, INC. 2022 OMNIBUS NON-EMPLOYEE DIRECTOR INCENTIVE PLAN

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EXHIBIT B — INTERCONTINENTAL EXCHANGE, INC. 2022 OMNIBUS NON-EMPLOYEE DIRECTOR INCENTIVE PLAN

ARTICLE I

GENERAL

1.1	Purpose

The purpose of the Intercontinental Exchange, Inc. 2022 Omnibus Non-Employee Director Incentive Plan is to attract, retain and motivate qualified and experienced individuals who may perform services for the Company as Non-Employee Directors (each, as hereinafter defined), to compensate them for their contributions to the long-term growth and profits of the Company and to encourage them to acquire a proprietary interest in the success of the Company.

1.2	Definitions of Certain Terms

For purposes of this 2022 Omnibus Non-Employee Director Incentive Plan, the following terms have the meanings set forth below:

1.2.1    “Award” means an award made pursuant to the Plan.

1.2.2    “Award Agreement” means the written document by which each Award is evidenced, and which may, but need not be (as determined by the Committee) executed or acknowledged by a Grantee as a condition to receiving an Award or the benefits under an Award, and which sets forth the terms and provisions applicable to Awards granted under the Plan to such Grantee. Any reference herein to an agreement in writing will be deemed to include an electronic writing to the extent permitted by applicable law.

1.2.3    “Board” means the Board of Directors of ICE.

1.2.4    “Certificate” means a stock certificate (or other appropriate document or evidence of ownership) representing shares of Common Stock.

1.2.5    “Change in Control” means the happening of any of the following:

(a)    any “person” (as that term is used in Sections 13(d) and 14(d)(2) of the 1934 Act), is or becomes the beneficial owner (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities representing 30% or more of the combined voting power of the then outstanding securities of ICE eligible to vote for the election of the members of ICE’s Board (the “Company Voting Securities”) unless, (1) such person is ICE or any subsidiary of ICE, (2) such person is an employee benefit plan (or a trust which is a part of such a plan) which provides benefits exclusively to, or on behalf of, employees or former employees of ICE or a subsidiary of ICE, (3) such person is the Grantee, an entity controlled by the Grantee or a group which includes the Grantee or (4) such person acquired such securities in a Non-Qualifying Transaction (as defined in 1.2.5(c));

(b)    any dissolution or liquidation of ICE or any sale or the disposition of 50% or more of the assets or business of ICE, or

(c)    the consummation of any reorganization, merger, consolidation or share exchange or similar form of corporate transaction involving ICE unless (1) the persons who were the beneficial owners of the outstanding securities eligible to vote for the election of the members of ICE’s Board immediately before the consummation of such transaction hold more than 60% of the voting power of the securities eligible to vote for the members of the board of directors of the successor or survivor corporation in such transaction immediately following the consummation of such transaction and (2) the number of the securities of such successor or survivor corporation representing the voting power described in 1.2.5(c)(1) held by the persons described in 1.2.5(c)(1) immediately following the consummation of such transaction is beneficially owned by each such person in substantially the same proportion that each such person had beneficially owned the outstanding securities eligible to vote for the election of the members of ICE’s Board immediately before the consummation of such transaction, provided (3) the percentage described in 1.2.5(c)(1) of the securities of the successor or survivor corporation and the number described in 1.2.5(c)(2) of the securities of the successor or survivor corporation shall be determined exclusively by reference to the securities of the successor or survivor corporation which result from the beneficial ownership of shares of common stock of ICE by the persons described in 1.2.5(c)(1) immediately before the consummation of such transaction (any transaction which satisfies all of the criteria specified in (1), (2) and (3) above shall be deemed to be a “Non-Qualifying Transaction”).

1.2.6    “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto, and the applicable rulings and regulations thereunder.

1.2.7    “Committee” has the meaning set forth in Section 1.3.1.

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1.2.8    “Common Stock” means the common stock of the Company, par value $0.01 per share, and any other securities or property issued in exchange therefor or in lieu thereof pursuant to Section 1.6.3.

1.2.9    “Company” means Intercontinental Exchange, Inc. and its consolidated subsidiaries.

1.2.10    “Consent” has the meaning set forth in Section 3.3.2.

1.2.11    “Covered Person” has the meaning set forth in Section 1.3.4.

1.2.12    “Director” means a member of the Board or a member of the board of directors of a consolidated subsidiary of ICE.

1.2.13    “Effective Date” means May 13, 2022, or such other date when the Plan is approved by the stockholders of ICE.

1.2.14    “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor thereto, and the applicable rules and regulations thereunder.

1.2.15    “Fair Market Value” means, with respect to a share of Common Stock, the closing price reported for the Common Stock on the applicable date as reported on the New York Stock Exchange or, if not so reported, as determined in accordance with a valuation methodology approved by the Committee, unless determined as otherwise specified herein. For purposes of the grant of any Award, the applicable date will be the trading day on which the Award is granted or, if the date the Award is granted is not a trading day, the trading day immediately prior to the date the Award is granted. For purposes of the exercise of any Award, the applicable date is the date a notice of exercise is received by the Company or, if such date is not a trading day, the trading day immediately following the date a notice of exercise is received by the Company.

1.2.16    “Grantee” means a Non-Employee Director who receives an Award.

1.2.17    “ICE” means Intercontinental Exchange, Inc. or a successor entity contemplated by Section 3.6.

1.2.18    “Non-Employee Director” means a regular, active Director or a prospective Director of the Company or any of its subsidiaries, in either case who is not an employee of the Company or its subsidiaries.

1.2.19    “Non-Qualified Stock Option” means a stock option not intended to be an “incentive stock option” within the meaning of Sections 421 and 422 of the Code, as now constituted or subsequently amended, or pursuant to a successor provision of the Code.

1.2.20    “Non-Qualifying Transaction” has the meaning set forth in Section 1.2.5(c).

1.2.21    “Plan” means this 2022 Omnibus Non-Employee Director Incentive Plan, as amended from time to time.

1.2.22    “Plan Action” has the meaning set forth in Section 3.3.1.

1.2.23    “Securities Act” means the Securities Act of 1933, as amended from time to time, or any successor thereto, and the applicable rules and regulations thereunder.

1.3	Administration

1.3.1    The Compensation Committee of the Board (as constituted from time to time, and including any successor committee, the “Committee”) will administer the Plan. In particular, the Committee will have the authority in its sole discretion to:

(a)    exercise all of the powers granted to it under the Plan;

(b)    construe, interpret and implement the Plan and all Award Agreements;

(c)    prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing the Committee’s own operations;

(d)    make all determinations necessary or advisable in administering the Plan;

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(e)    correct any defect, supply any omission and reconcile any inconsistency in the Plan;

(f)    amend the Plan to reflect changes in applicable law but, subject to Section 1.6.3 or as otherwise specifically provided herein, no such amendment shall adversely impair the rights of the Grantee of any Award without the holder’s consent;

(g)    grant Awards and determine who will receive Awards, when such Awards will be granted and the terms of such Awards, including setting forth provisions with regard to the effect of a termination of a Grantee’s service as a Non-Employee Director on such Awards;

(h)    amend any outstanding Award Agreement in any respect, but, subject to Section 1.6.3 or as otherwise specifically provided herein, no such amendment shall adversely impair the rights of the Grantee of any Award without the holder’s consent, including, without limitation, to (1) accelerate the time or times at which the Award becomes vested, unrestricted or may be exercised (and, in connection with such acceleration, the Committee may provide that any shares of Common Stock acquired pursuant to such Award will be restricted shares, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Grantee’s underlying Award), (2) accelerate the time or times at which shares of Common Stock are delivered under the Award (and, without limitation on the Committee’s rights, in connection with such acceleration, the Committee may provide that any shares of Common Stock delivered pursuant to such Award will be restricted shares, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Grantee’s underlying Award), (3) waive or amend any goals, restrictions or conditions set forth in such Award Agreement, or impose new goals, restrictions and conditions or (4) reflect a change in the Grantee’s circumstances (e.g., a termination of a Grantee’s service as a Non-Employee Director); and

(i)    determine at any time whether, to what extent and under what circumstances and method or methods (1) Awards may be (A) settled in cash, shares of Common Stock, other securities, other Awards or other property (in which event, the Committee may specify what other effects such settlement will have on the Grantee’s Award, including the effect on any repayment provisions under the Plan or Award Agreement), (B) exercised or (C) canceled, forfeited or suspended, (2) shares of Common Stock, other securities, other Awards or other property and other amounts payable with respect to an Award may be deferred either automatically or at the election of the Grantee thereof or of the Committee, (3) to the extent permitted under applicable law, loans (whether or not secured by Common Stock) may be extended by the Company with respect to any Awards and (4) Awards may be settled by ICE, any of its subsidiaries or affiliates or any of its or their designees.

1.3.2    Actions of the Committee may be taken by the vote of a majority of its members present at a meeting (which may be held telephonically). Any action may be taken by a written instrument signed by a majority of the Committee members, and action so taken will be fully as effective as if it had been taken by a vote at a meeting. The determination of the Committee on all matters relating to the Plan or any Award Agreement will be final, binding and conclusive.

The Committee may allocate among its members and delegate to any person who is not a member of the Committee or to any administrative group within the Company, any of its powers, responsibilities or duties. In delegating its authority, the Committee will consider the extent to which any delegation may cause Awards to fail to meet the requirements of Rule 16(b)-3(d)(1) or Rule 16(b)-3(e) under the Exchange Act.

1.3.3    Notwithstanding anything to the contrary contained herein, the Board may, in its sole discretion, at any time and from time to time, grant Awards or administer the Plan. In any such case, the Board will have all of the authority and responsibility granted to the Committee herein. The Committee in its sole discretion may also determine (a) whether and when a Grantee’s leave of absence from Board service results in a termination of his or her service as a Non-Employee Director, (b) whether and when a change in a Grantee’s association with the Company results in a termination of his or her service as a Non-Employee Director and (c) the impact, if any, of any such leave of absence or change in association on outstanding Awards. Unless expressly provided otherwise, any references in the Plan or any Award Agreement to a Grantee’s service as a Non-Employee Director being terminated will include both voluntary and involuntary terminations. Notwithstanding the foregoing, with respect to any Award subject to Section 409A of the Code (and not exempt therefrom), a termination of a Grantee’s service as a Non-Employee Director occurs when a Grantee experiences a “separation from service” (as such term is defined under Section 409A of the Code).

1.3.4    No Director or employee (each such person, a “Covered Person”) will have any liability to any person (including any Grantee) for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award. Each Covered Person will be indemnified and held harmless by ICE against and from (a) any loss, cost, liability or expense (including attorneys’ fees) that may be imposed upon or incurred by such Covered Person in connection with or resulting from any action, suit or proceeding to which such Covered Person may be a party or in which such Covered Person may be involved by reason of any action taken or omitted to be taken under the Plan or any Award Agreement, in each case, in good faith and (b) any and all amounts paid by such Covered Person, with ICE’s approval, in settlement thereof, or paid by such Covered Person in satisfaction of any judgment in any such action, suit

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or proceeding against such Covered Person, provided that ICE will have the right, at its own expense, to assume and defend any such action, suit or proceeding and, once ICE gives notice of its intent to assume the defense, ICE will have sole control over such defense with counsel of ICE’s choice. The foregoing right of indemnification will not be available to a Covered Person to the extent that a court of competent jurisdiction in a final judgment or other final adjudication, in either case, not subject to further appeal, determines that the acts or omissions of such Covered Person giving rise to the indemnification claim resulted from such Covered Person’s bad faith, fraud or willful misconduct. The foregoing right of indemnification will not be exclusive of any other rights of indemnification to which Covered Persons may be entitled under ICE’s Restated Certificate of Incorporation or Amended and Restated Bylaws, as a matter of law, or otherwise, or any other power that ICE may have to indemnify such persons or hold them harmless.

1.4	Persons Eligible for Awards

Awards under the Plan may be made to Non-Employee Directors.

1.5	Types of Awards under Plan

Awards may be made under the Plan in the form of any of the following, in each case in respect of Common Stock: (a) stock options, (b) stock appreciation rights, (c) restricted shares, (d) restricted stock units, (e) dividend equivalent rights and (f) other stock-based or stock-related Awards (including performance awards) that the Committee determines to be consistent with the purposes of the Plan and the interests of the Company.

For the avoidance of doubt, it is intended that any stock options granted under the Plan will constitute Non-Qualified Stock Options.

1.6	Shares of Common Stock Available for Awards

1.6.1    Common Stock Subject to the Plan. Subject to the other provisions of this Section 1.6, the total number of shares of Common Stock that may be granted under the Plan is 250,000, plus the number of shares of Common Stock available for future awards under the Company’s 2013 Omnibus Non-Employee Director Incentive Plan (as amended) as of the Effective Date and the number of shares of Common Stock related to awards under the Company’s 2013 Omnibus Non-Employee Director Incentive Plan (as amended) as of the Effective Date which thereafter terminate, expire unexercised, or are forfeited, canceled or otherwise lapse for any reason. Such shares of Common Stock may, in the discretion of the Committee, be either authorized but unissued shares or shares previously issued and reacquired by ICE. Shares of Common Stock issued in connection with awards that are assumed, converted or substituted as a result of the Company’s acquisition of another company (including by way of merger, combination or similar transaction) will not count against the number of shares that may be issued under the Plan.

1.6.2    Replacement of Shares. If any Award is forfeited, expires, terminates or otherwise lapses, in whole or in part, without the delivery of Common Stock, then the shares of Common Stock covered by such forfeited, expired, terminated or lapsed award will again be available for grant under the Plan. For the avoidance of doubt, the following will not again become available for issuance under the Plan: (A) any shares of Common Stock withheld in respect of taxes, (B) any shares tendered or withheld to pay the exercise price of stock options, (C) any shares repurchased by the Company from the optionee with the proceeds from the exercise of stock options and (D) any shares subject to stock appreciation rights but not issued on exercise as a result of the operation of Section 2.4.4.

1.6.3    Adjustments. The Committee will adjust the number of shares of Common Stock authorized pursuant to Section 1.6.1, adjust the individual Grantee limitations set forth in Sections 2.3.1 and 2.4.1 and 2.9 and adjust the terms of any outstanding Awards (including, without limitation, the number of shares of Common Stock covered by each outstanding Award, the type of property to which the Award relates and the exercise or strike price of any Award), in such manner as it deems appropriate (including, without limitation, by payment of cash) to prevent the enlargement or dilution of rights, or otherwise as it deems appropriate, for any increase or decrease in the number of issued shares of Common Stock (or issuance of shares of stock other than shares of Common Stock) resulting from a recapitalization, stock split, reverse stock split, stock dividend, spinoff, splitup, combination, reclassification or exchange of shares of Common Stock, merger, consolidation, rights offering, separation, reorganization or liquidation, or any other change in the corporate structure or shares of ICE, including any extraordinary dividend or extraordinary distribution. After any adjustment made pursuant to this Section 1.6.3, the number of shares of Common Stock subject to each outstanding Award will be rounded down to the nearest whole number.

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ARTICLE II

AWARDS UNDER THE PLAN

2.1	Agreements Evidencing Awards

Each Award granted under the Plan will be evidenced by an Award Agreement that will contain such provisions and conditions as the Committee deems appropriate. Unless otherwise provided herein, the Committee may grant Awards in tandem with or in substitution for any other Award or Awards granted under the Plan or any award granted under any other plan of ICE. By accepting an Award pursuant to the Plan, a Grantee thereby agrees that the Award will be subject to all of the terms and provisions of the Plan and the applicable Award Agreement.

2.2	No Rights as a Stockholder

No Grantee (or other person having rights pursuant to an Award) will have any of the rights of a stockholder of ICE with respect to shares of Common Stock subject to an Award until the delivery of such shares. Except as otherwise provided in Section 1.6.3, no adjustments will be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, Common Stock, other securities or other property) for which the record date is before the date the Certificates for the shares are delivered.

2.3	Options

2.3.1    Grant. Subject to Section 2.9, stock options may be granted to eligible recipients in such number and at such times during the term of the Plan as the Committee may determine.

2.3.2    Exercise Price. The exercise price per share with respect to each stock option will be determined by the Committee but will not be less than the Fair Market Value of the Common Stock.

2.3.3    Term of Stock Option. In no event will any stock option be exercisable after the expiration of ten years from the date on which the stock option is granted.

2.3.4    Exercise of Stock Option and Payment for Shares. A stock option may be exercised at such time or times and subject to such terms and conditions as will be determined by the Committee at the time the stock option is granted and set forth in the Award Agreement. Subject to any limitations in the applicable Award Agreement, any shares not acquired pursuant to the exercise of a stock option on the applicable vesting date may be acquired thereafter at any time before the final expiration of the stock option. To exercise a stock option, the Grantee must give written notice to ICE specifying the number of shares to be acquired and accompanied by payment of the full purchase price therefor in cash or by certified or official bank check or in another form as determined by the Company, including: (a) personal check, (b) shares of Common Stock, based on the Fair Market Value as of the exercise date, of the same class as those to be granted by exercise of the stock option, (c) any other form of consideration approved by the Company and permitted by applicable law and (d) any combination of the foregoing. Any person exercising a stock option will make such representations and agreements and furnish such information as the Committee may in its discretion deem necessary or desirable to assure compliance by ICE, on terms acceptable to ICE, with the provisions of the Securities Act and any other applicable legal requirements. If a Grantee so requests, shares acquired pursuant to the exercise of a stock option may be issued in the name of the Grantee and another jointly with the right of survivorship.

2.3.5    Repricing. Except as otherwise permitted by Section 1.6.3, reducing the exercise price of stock options issued and outstanding under the Plan, including through amendment, cancellation in exchange for the grant of a substitute Award or repurchase for cash or other consideration (in each case that has the effect of reducing the exercise price), will require approval of the stockholders of ICE.

2.4	Stock Appreciation Rights

2.4.1    Grant. Subject to Section 2.9, stock appreciation rights may be granted to eligible recipients in such number and at such times during the term of the Plan as the Committee may determine.

2.4.2    Exercise Price. The exercise price per share with respect to each stock appreciation right will be determined by the Committee but will not be less than the Fair Market Value of the Common Stock.

2.4.3    Term of Stock Appreciation Right. In no event will any stock appreciation right be exercisable after the expiration of ten years from the date on which the stock appreciation right is granted.

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2.4.4    Exercise of Stock Appreciation Right and Delivery of Shares. Each stock appreciation right may be exercised in such installments as may be determined in the Award Agreement at the time the stock appreciation right is granted. Subject to any limitations in the applicable Award Agreement, any stock appreciation rights not exercised on the applicable installment date may be exercised thereafter at any time before the final expiration of the stock appreciation right. To exercise a stock appreciation right, the Grantee must give written notice to ICE specifying the number of stock appreciation rights to be exercised. Upon exercise of stock appreciation rights, shares of Common Stock with a Fair Market Value equal to (a) the excess of (1) the Fair Market Value of the Common Stock on the date of exercise over (2) the exercise price of such stock appreciation right multiplied by (b) the number of stock appreciation rights exercised will be delivered to the Grantee. Any person exercising a stock appreciation right will make such representations and agreements and furnish such information as the Committee may in its discretion deem necessary or desirable to assure compliance by ICE, on terms acceptable to ICE, with the provisions of the Securities Act and any other applicable legal requirements. If a Grantee so requests, shares purchased may be issued in the name of the Grantee and another jointly with the right of survivorship.

2.4.5    Repricing. Except as otherwise permitted by Section 1.6.3, reducing the exercise price of stock appreciation rights issued and outstanding under the Plan, including through amendment, cancellation in exchange for the grant of a substitute Award or repurchase for cash or other consideration (in each case that has the effect of reducing the exercise price), will require approval of the stockholders of ICE.

2.5	Restricted Shares

2.5.1    Grants. Subject to Section 2.9, the Committee may grant or offer for sale restricted shares in such amounts and subject to such terms and conditions as the Committee may determine. The terms and conditions set forth by the Committee in the applicable Award Agreement may relate to vesting and nontransferability restrictions that will lapse upon the achievement of one or more goals related to the completion of service by the Grantee or the achievement of performance goals, as determined by the Committee at the time of grant. Upon the delivery of such shares, the Grantee will have the rights of a stockholder with respect to the restricted shares, subject to any other restrictions and conditions as the Committee may include in the applicable Award Agreement. In the event that a Certificate is issued in respect of restricted shares, such Certificate may be registered in the name of the Grantee but will be held by ICE or its designated agent until the time the restrictions lapse.

2.5.2    Right to Vote and Receive Dividends on Restricted Shares. Each Grantee of an Award of restricted shares will, during the period of restriction, be the beneficial and record owner of such restricted shares and will have full voting rights with respect thereto. All dividends (whether ordinary or extraordinary and whether paid in cash, additional shares or other property) or other distributions paid upon any restricted share will be retained by the Company for the account of the relevant Grantee. Such dividends or other distributions will revert back to the Company if for any reason the restricted share upon which such dividends or other distributions were paid reverts back to the Company. Upon the expiration of the period of restriction, all such dividends or other distributions made on such restricted share and retained by the Company will be paid, without interest, to the relevant Grantee.

2.6	Restricted Stock Units

Subject to Section 2.9, the Committee may grant Awards of restricted stock units in such amounts and subject to such terms and conditions as the Committee may determine. A Grantee of a restricted stock unit will have only the rights of a general unsecured creditor of ICE until delivery of shares of Common Stock, cash or other securities or property is made as specified in the applicable Award Agreement. The terms and conditions set forth by the Committee in the applicable Award Agreement may relate to vesting and nontransferability restrictions that will lapse upon the achievement of one or more goals related to the completion of service by the Grantee or the achievement of performance goals, as determined by the Committee at the time of grant. On the delivery date specified in the Award Agreement, the Grantee of each restricted stock unit not previously forfeited or terminated will receive one share of Common Stock, cash or other securities or property equal in value to a share of Common Stock or a combination thereof, as specified by the Committee.

2.7	Dividend Equivalent Rights

The Committee may include in the Award Agreement with respect to any Award other than Options or Stock Appreciation Rights a dividend equivalent right entitling the Grantee to receive amounts equal to all or any portion of the regular cash dividends that would be paid on the shares of Common Stock covered by such Award if such shares had been delivered pursuant to such Award. Notwithstanding anything to the contrary in the Plan, with respect to any Award such dividend equivalents rights shall be subject to the same performance conditions or service conditions, as applicable, as the underlying Award, and no dividend equivalents shall be released to a Grantee until the Award to which they pertain has vested. The Grantee of a dividend equivalent right will have only the rights of a general unsecured creditor of ICE until payment of such amounts is made as specified in the applicable Award Agreement. In the event such a provision is included in an Award Agreement, the Committee will determine whether such payments will be made in cash, in shares of Common Stock or in another form, the time or times at which they will be made, and such other terms and conditions as the Committee will deem appropriate.

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2.8	Other Stock-Based Awards

Subject to Section 2.9, the Committee may grant other types of stock-based or stock-related Awards (including the grant or offer for sale of unrestricted shares of Common Stock and the grant of performance based awards) in such amounts and subject to such terms and conditions as the Committee may determine. The terms and conditions set forth by the Committee in the applicable Award Agreement may relate to vesting and nontransferability restrictions that will lapse upon the achievement of one or more goals related to the completion of service by the Grantee or the achievement of performance goals, as determined by the Committee at the time of grant. Such Awards may entail the transfer of actual shares of Common Stock to Award recipients and may include Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

2.9	Individual Limitation on Compensation to Non-Employee Directors

No Non-Employee Director may be granted (in any calendar year) compensation, solely with respect to his or her service as a Non-Employee Director, with a value in excess of $850,000, with the value of any equity based on awards based on the grant date fair value of such aware; provided, that the independent members of the Board may make exceptions to this limit for a member participating in a special committee, provided that the Non-Employee Director receiving such additional compensation may not participate in the decision to award such compensation.

2.10	Repayment if Conditions Not Met

If the Committee determines that all terms and conditions of the Plan and a Grantee’s Award Agreement were not satisfied, then the Grantee will be obligated to pay the Company immediately upon demand therefor, (a) with respect to a stock option and a stock appreciation right, an amount equal to the excess of the Fair Market Value (determined at the time of exercise) of the shares of Common Stock that were delivered in respect of such exercised stock option or stock appreciation right, as applicable, over the exercise price paid therefor, (b) with respect to restricted shares, an amount equal to the Fair Market Value (determined at the time such shares became vested) of such restricted shares and (c) with respect to restricted stock units, an amount equal to the Fair Market Value (determined at the time of delivery) of the shares of Common Stock delivered with respect to the applicable delivery date, in each case with respect to clauses (a), (b) and (c) of this Section 2.10, without reduction for any amount applied to satisfy withholding tax or other obligations in respect of such Award.

ARTICLE III

MISCELLANEOUS

3.1	Amendment of the Plan

3.1.1    Unless otherwise provided in the Plan or in an Award Agreement, the Board may from time to time suspend, discontinue, revise or amend the Plan in any respect whatsoever but, subject to Section 1.6.3 or as otherwise specifically provided herein, no such amendment shall materially adversely impair the rights of the Grantee of any Award without the Grantee’s consent.

3.1.2    Unless otherwise determined by the Board, stockholder approval of any suspension, discontinuance, revision or amendment will be obtained only to the extent necessary to comply with any applicable laws, regulations or rules of a securities exchange or self-regulatory agency.

3.2	Tax Withholding

Grantees shall be solely responsible for any applicable taxes (including, without limitation, income and excise taxes) and penalties, and any interest that accrues thereon, that they incur in connection with the receipt, vesting or exercise of any Award. As a condition to the delivery of any shares of Common Stock, cash or other securities or property pursuant to any Award or the lifting or lapse of restrictions on any Award, or in connection with any other event that gives rise to a federal or other governmental tax withholding obligation on the part of the Company relating to an Award, (a) the Company may deduct or withhold (or cause to be deducted or withheld) from any payment or distribution to a Grantee whether or not pursuant to the Plan (including shares of Common Stock otherwise deliverable), (b) the Committee will be entitled to require that the Grantee remit cash to the Company or (c) the Company may enter into any other suitable arrangements to withhold, in each case in an amount sufficient in the opinion of the Company to satisfy such withholding obligation.

3.3	Required Consents and Legends

3.3.1    If the Committee at any time determines that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any Award, the delivery of shares of Common Stock or the delivery of any cash,

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securities or other property under the Plan, or the taking of any other action thereunder (each such action, a “Plan Action”), then such Plan Action will not be taken, in whole or in part, unless and until such Consent will have been effected or obtained to the full satisfaction of the Committee. The Committee may direct that any Certificate evidencing shares delivered pursuant to the Plan will bear a legend setting forth such restrictions on transferability as the Committee may determine to be necessary or desirable, and may advise the transfer agent to place a stop transfer order against any legended shares.

3.3.2    The term “Consent” as used in this Article III with respect to any Plan Action includes (a) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state, or local law, or law, rule or regulation of a jurisdiction outside the United States, (b) any and all written agreements and representations by the Grantee with respect to the disposition of shares, or with respect to any other matter, which the Committee may deem necessary or desirable in order to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made, (c) any and all other consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory body or any stock exchange or self-regulatory agency, (d) any and all consents by the Grantee to (i) the Company’s supplying to any third party recordkeeper of the Plan such personal information as the Committee deems advisable to administer the Plan, (ii) the Company’s deducting amounts from the Grantee’s wages, or another arrangement satisfactory to the Committee, to reimburse the Company for advances made on the Grantee’s behalf to satisfy certain withholding and other tax obligations in connection with an Award and (iii) the Company’s imposing sales and transfer procedures and restrictions and hedging restrictions on shares of Common Stock delivered under the Plan and (e) any and all consents or authorizations required to comply with, or required to be obtained under, applicable local law or otherwise required by the Committee. Nothing herein will require the Company to list, register or qualify the shares of Common Stock on any securities exchange.

3.4	Right of Offset

The Company will have the right to offset against its obligation to deliver shares of Common Stock (or other property or cash) under the Plan or any Award Agreement any outstanding amounts (including, without limitation, travel and entertainment or advance account balances, loans, repayment obligations under any Awards, or amounts repayable to the Company pursuant to tax equalization, housing, automobile or other programs) that the Grantee then owes to the Company and any amounts the Committee otherwise deems appropriate pursuant to any tax equalization policy or agreement. Notwithstanding the foregoing, if an Award provides for the deferral of compensation within the meaning of Section 409A of the Code, the Committee will have no right to offset against its obligation to deliver shares of Common Stock (or other property or cash) under the Plan or any Award Agreement if such offset could subject the Grantee to the additional tax imposed under Section 409A in respect of an outstanding Award.

3.5	Nonassignability; No Hedging

Unless otherwise provided in an Award Agreement, no Award (or any rights and obligations thereunder) granted to any person under the Plan may be sold, exchanged, transferred, assigned, pledged, hypothecated or otherwise disposed of or hedged, in any manner (including through the use of any cash-settled instrument), whether voluntarily or involuntarily and whether by operation of law or otherwise, other than by will or by the laws of descent and distribution, and all such Awards (and any rights thereunder) will be exercisable during the life of the Grantee only by the Grantee or the Grantee’s legal representative. Notwithstanding the foregoing, the Committee may permit, under such terms and conditions that it deems appropriate in its sole discretion, a Grantee to transfer any Award to any person or entity that the Committee so determines. Any sale, exchange, transfer, assignment, pledge, hypothecation, or other disposition in violation of the provisions of this Section 3.5 will be null and void and any Award which is hedged in any manner will immediately be forfeited. All of the terms and conditions of the Plan and the Award Agreements will be binding upon any permitted successors and assigns.

3.6	Change in Control

3.6.1    Unless otherwise determined by the Committee (or unless otherwise set forth in an Award Agreement), if a Grantee’s service as a Non-Employee Director is terminated by ICE or any successor entity thereto on or within one year after a Change in Control, each Award granted to such Grantee prior to such Change in Control shall become fully vested (including the lapsing of all restrictions and conditions) and, as applicable, exercisable as of the date of such termination of service, and any shares of Common Stock deliverable pursuant to restricted stock units shall be delivered promptly (but no later than 15 days) following such Grantee’s termination of service, provided that, as of the Change in Control date, any outstanding performance-based Awards shall be deemed earned at the greater of the target level or actual performance level through the Change in Control date (or if no target level is specified, the maximum level) with respect to all open performance periods.

3.6.2    In the event of a Change in Control, a Grantee’s Award shall be treated, to the extent determined by the Committee to be permitted under Section 409A of the Code, in accordance with one of the following methods as determined by the Committee in its sole

B-10  INTERCONTINENTAL EXCHANGE  2022 Proxy Statement

EXHIBIT B — INTERCONTINENTAL EXCHANGE, INC. 2022 OMNIBUS NON-EMPLOYEE DIRECTOR INCENTIVE PLAN

discretion: (i) cancel such awards for fair value (as determined in the sole discretion of the Committee) which, in the case of stock options and stock appreciation rights, may equal the excess, if any, of the value of the consideration to be paid in the Change in Control transaction to holders of the same number of shares of Common Stock subject to such stock options or stock appreciation rights over the aggregate exercise price of such stock options or stock appreciation rights, as the case may be; (ii) provide for the issuance of substitute awards that will substantially preserve the otherwise applicable terms of any affected Awards previously granted under the Plan, as determined by the Committee in its sole discretion; or (iii) provide that for a period of at least 20 days prior to the Change in Control, any stock options or stock appreciation rights will be exercisable as to all shares of Common Stock subject thereto (but any such exercise will be contingent upon and subject to the occurrence of the Change in Control and if the Change in Control does not take place within a specified period after giving such notice for any reason whatsoever, the exercise will be null and void) and that any stock options or stock appreciation rights not exercised prior to the consummation of the Change in Control will terminate and be of no further force and effect as of the consummation of the Change in Control. For the avoidance of doubt, in the event of a Change in Control, the Committee may, in its sole discretion, terminate any stock option or stock appreciation right for which the exercise price is equal to or exceeds the per share value of the consideration to be paid in the Change in Control transaction without payment of consideration therefor.

3.7	Right of Discharge Reserved

Neither the grant of an Award nor any provision in the Plan or in any Award Agreement will (1) confer upon any Grantee the right to remain in the service of the Company as a Non-Employee Director or affect any right which the Company may have to terminate or alter the terms and conditions of such service or (2) create any obligation on behalf of the Board to nominate any Non-Employee Director for re-election to the Board by the Company’s shareholders.

3.8	Nature of Payments

3.8.1    Any and all grants of Awards and deliveries of Common Stock, cash, securities or other property under the Plan will be in consideration of services performed or to be performed for the Company by the Grantee. Awards under the Plan may, in the discretion of the Committee, be made in substitution in whole or in part for cash or other compensation otherwise payable to a Grantee. Only whole shares of Common Stock will be delivered under the Plan. Awards will, to the extent reasonably practicable, be aggregated in order to eliminate any fractional shares. Fractional shares may, in the discretion of the Committee, be forfeited or be settled in cash or otherwise as the Committee may determine.

3.8.2    All such grants and deliveries of shares of Common Stock, cash, securities or other property under the Plan will constitute a special discretionary incentive payment to the Grantee and will not be required to be taken into account in computing the amount of salary or compensation of the Grantee for the purpose of determining any contributions to or any benefits under any pension, retirement, profit-sharing, bonus, life insurance, severance or other benefit plan of the Company or under any agreement with the Grantee, unless the Company specifically provides otherwise.

3.9	Non-Uniform Determinations

3.9.1    The Committee’s determinations under the Plan and Award Agreements need not be uniform and any such determinations may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee will be entitled, among other things, to make non-uniform and selective determinations under Award Agreements, and to enter into non-uniform and selective Award Agreements, as to (a) the persons to receive Awards, (b) the terms and provisions of Awards and (c) whether a Grantee’s service as a Non-Employee Director has been terminated for purposes of the Plan.

3.9.2    To the extent the Committee deems it necessary, appropriate or desirable to comply with foreign law or practices and to further the purposes of the Plan, the Committee may, without amending the Plan, establish special rules applicable to Awards to Grantees who are foreign nationals, are employed outside the United States, or both, and grant Awards (or amend existing Awards) in accordance with those rules.

3.10	Other Payments or Awards

Nothing contained in the Plan will be deemed in any way to limit or restrict the Company from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

3.11	Plan Headings

The headings in the Plan are for the purpose of convenience only and are not intended to define or limit the construction of the provisions hereof.

2022 Proxy Statement  INTERCONTINENTAL EXCHANGE  B-11

EXHIBIT B — INTERCONTINENTAL EXCHANGE, INC. 2022 OMNIBUS NON-EMPLOYEE DIRECTOR INCENTIVE PLAN

3.12	Termination of Plan

The Board reserves the right to terminate the Plan at any time; provided, however, that in any case, the Plan will terminate on the day before the tenth anniversary of the Effective Date, and provided further, that all Awards made under the Plan before its termination will remain in effect until such Awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Award Agreements.

3.13	Section 409A

(a)    Any Awards made under the Plan that are intended to be “deferred compensation” subject to Section 409A will be interpreted, administered and construed to comply with Section 409A, and all Awards made under the Plan that are intended to be exempt from Section 409A will be interpreted, administered and construed to comply with and preserve such exemption. The Board and the Committee will have full authority to give effect to the intent of the foregoing sentence. The Company shall have no liability to any Grantee or otherwise if the Plan or any Award, vesting, exercise or payment of any Award hereunder is subject to the additional tax and penalties under Section 409A of the Code. Notwithstanding any other provision of the Plan to the contrary, with respect to any Award that is subject to Section 409A of the Code, (a) any payment due upon a Change in Control of the Company will be paid only if such Change in Control constitutes a “change in ownership” or “change in effective control” within the meaning of Section 409A, and if such Change in Control does not constitute a “change in the ownership” or “change in the effective control” within the meaning of Section 409A, such Award will vest upon the Change in Control and any payment will be delayed until the first compliant date under Section 409A; (b) if the Award includes a “series of installment payments” (within the meaning of Section 1.409A-2(b)(2)(iii) of the Treasury Regulations), the Grantee’s right to the series of installment payments will be treated as a right to a series of separate payments and not as a right to a single payment; and (c) if a Grantee is a “specified employee” (as such term is defined in Section 409A of the Code and as determined by the Company) as of the Grantee’s termination of service as a Non-Employee Director, any payments (whether in cash, shares or other property) to be made with respect to the Award upon the Grantee’s termination of service as a Non-Employee Director will be accumulated and paid (without interest) on the earlier of (i) first business day of the seventh month following the Grantee’s “separation from service” (as such term is defined and used in Section 409A of the Code) or (ii) the date of the Grantee’s death.

3.14	Clawback/Recoupment

Awards under the Plan will be subject to any clawback or recapture policy that the Company may adopt from time to time to the extent provided in such policy and, in accordance with such policy, may be subject to the requirement that the Awards be repaid to the Company after they have been distributed to the Grantee.

3.15	Governing Law

THE PLAN WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

3.16	Choice of Forum

3.16.1    The Company and each Grantee, as a condition to such Grantee’s participation in the Plan, hereby irrevocably submit to the exclusive jurisdiction of any state or federal court located in Atlanta, Georgia over any suit, action or proceeding arising out of or relating to or concerning the Plan. The Company and each Grantee, as a condition to such Grantee’s participation in the Plan, acknowledge that the forum designated by this Section 3.16.1 has a reasonable relationship to the Plan and to the relationship between such Grantee and the Company. Notwithstanding the foregoing, nothing herein will preclude the Company from bringing any action or proceeding in any other court for the purpose of enforcing the provisions of Section 3.16.1.

3.16.2    The agreement by the Company and each Grantee as to forum is independent of the law that may be applied in the action, and the Company and each Grantee, as a condition to such Grantee’s participation in the Plan, (i) agree to such forum even if the forum may under applicable law choose to apply non-forum law, (ii) hereby waive, to the fullest extent permitted by applicable law, any objection which the Company or such Grantee now or hereafter may have to personal jurisdiction or to the laying of venue of any such suit, action or proceeding in any court referred to in Section 3.16.1, (iii) undertake not to commence any action arising out of or relating to or concerning the Plan in any forum other than the forum described in this Section 3.16 and (iv) agree that, to the fullest extent permitted by applicable law, a final and non-appealable judgment in any such suit, action or proceeding in any such court will be conclusive and binding upon the Company and each Grantee.

3.16.3    Each Grantee, as a condition to such Grantee’s participation in the Plan, hereby irrevocably appoints the General Counsel of ICE as such Grantee’s agent for service of process in connection with any action, suit or proceeding arising out of or relating to or concerning the Plan, who will promptly advise such Grantee of any such service of process.

B-12  INTERCONTINENTAL EXCHANGE  2022 Proxy Statement

EXHIBIT B — INTERCONTINENTAL EXCHANGE, INC. 2022 OMNIBUS NON-EMPLOYEE DIRECTOR INCENTIVE PLAN

3.16.4    Each Grantee, as a condition to such Grantee’s participation in the Plan, agrees to keep confidential the existence of, and any information concerning, a dispute, controversy or claim described in Section 3.16, except that a Grantee may disclose information concerning such dispute, controversy or claim to the court that is considering such dispute, controversy or claim or to such Grantee’s legal counsel (provided that such counsel agrees not to disclose any such information other than as necessary to the prosecution or defense of the dispute, controversy or claim).

3.17	Severability; Entire Agreement

If any of the provisions of the Plan or any Award Agreement is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision will be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions will not be affected thereby; provided that if any of such provisions is finally held to be invalid, illegal, or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision will be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder. The Plan and any Award Agreements contain the entire agreement of the parties with respect to the subject matter thereof and supersede all prior agreements, promises, covenants, arrangements, communications, representations and warranties between them, whether written or oral with respect to the subject matter thereof.

3.18	Waiver of Claims

Each Grantee of an Award recognizes and agrees that before being selected by the Committee to receive an Award he or she has no right to any benefits under such Award. Accordingly, in consideration of the Grantee’s receipt of any Award hereunder, he or she expressly waives any right to contest the amount of any Award, the terms of any Award Agreement, any determination, action or omission hereunder or under any Award Agreement by the Committee, the Company or the Board, or any amendment to the Plan or any Award Agreement (other than an amendment to the Plan or an Award Agreement to which his or her consent is expressly required by the express terms of an Award Agreement).

3.19	No Third Party Beneficiaries

Except as expressly provided in an Award Agreement, neither the Plan nor any Award Agreement will confer on any person other than the Company and the Grantee of any Award any rights or remedies thereunder. The exculpation and indemnification provisions of Section 1.3.4 will inure to the benefit of a Covered Person’s estate and beneficiaries and legatees.

3.20	Successors and Assigns of ICE

The terms of the Plan will be binding upon and inure to the benefit of ICE and any successor entity contemplated by Section 3.6.

3.21	Waiver of Jury Trial

EACH GRANTEE WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THE PLAN.

3.22	Date of Adoption, Approval of Stockholders and Effective Date

The Plan was adopted on March 4, 2022 by the Board, subject to the approval by the stockholders of ICE at the 2022 Annual Meeting of Stockholders on May 13, 2022. The Plan will only be effective if it is approved by the stockholders of ICE at the 2022 Annual Meeting. Any Awards granted under the Plan prior to such stockholder approval shall be conditioned upon such approval and shall be null and void if such approval is not obtained; provided, however, that stock options and stock appreciation rights granted under the Plan prior to such stockholder approval may not be exercisable until after such stockholder approval and no shares of Common Stock may be delivered pursuant to a restricted stock unit granted under the Plan prior to such stockholder approval until after such stockholder approval; provided further that restricted stock and other stock-based or stock-related Awards may not be granted prior to obtaining stockholder approval. If the Plan is not so approved by the stockholders of ICE, then the Plan will be null and void in its entirety. If the Plan is approved by stockholders of ICE, then no further grants will be made under the Company’s 2013 Omnibus Non-Employee Director Incentive Plan on or after the Effective Date.

2022 Proxy Statement  INTERCONTINENTAL EXCHANGE  B-13

EXHIBIT C — FORM OF MAJORITY VOTING CERTIFICATE OF AMENDMENT OF INTERCONTINENTAL EXCHANGE, INC.

CERTIFICATE OF AMENDMENT

TO THE

FIFTH AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF INTERCONTINENTAL EXCHANGE, INC.

Intercontinental Exchange, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

(1)    The Fifth Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by deleting Article IX, Section C thereof in its entirety and inserting the following in lieu thereof:

No adoption, amendment or repeal of a bylaw by action of stockholders shall be effective unless approved by the affirmative vote of the holders of a majority of the voting power of all outstanding shares of Common Stock and all other outstanding shares of stock of the Corporation entitled to vote on such matter, with such outstanding shares of Common Stock and other stock considered for this purpose as a single class. Any vote of stockholders required by this ARTICLE IX shall be in addition to any other vote of stockholders that may be required by law, this Amended and Restated Certificate of Incorporation, the bylaws of the Corporation, any agreement with a national securities exchange or otherwise.

(2)    The Fifth Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by deleting Article X thereof in its entirety and inserting the following in lieu thereof:

The Corporation reserves the right to amend or repeal any provision contained in this Amended and Restated Certificate of Incorporation in any manner now or hereafter permitted by law, and all rights conferred upon stockholders herein are granted subject to this reservation. Notwithstanding any other provision of this Amended and Restated Certificate of Incorporation, for so long as this Corporation shall control, directly or indirectly, any Exchange, before any amendment or repeal of any provision of the Certificate of Incorporation of this Corporation shall be effective, such amendment or repeal shall be submitted to the boards of directors of each Exchange (or the boards of directors of their successors), and if any or all of such boards of directors shall determine that such amendment or repeal must be filed with or filed with and approved by the SEC under Section 19 of the Exchange Act and the rules promulgated thereunder before such amendment or repeal may be effectuated, then such amendment or repeal shall not be effectuated until filed with or filed with and approved by the SEC, as the case may be.

(3)    This Certificate of Amendment to the Fifth Amended and Restated Certificate of Incorporation of the Corporation has been duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Corporation, has executed this Certificate of Amendment to the Fifth Amended and Restated Certificate of Incorporation of the Corporation on this [●] day of [●], 2022.

INTERCONTINENTAL EXCHANGE, INC.

By:	/s/
Name:
Title:

2022 Proxy Statement  INTERCONTINENTAL EXCHANGE  C-1

EXHIBIT D — FORM OF SIXTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF INTERCONTINENTAL EXCHANGE, INC.

~~FIFTH~~SIXTH AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF INTERCONTINENTAL EXCHANGE, INC.

Intercontinental Exchange, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

(1)    The present name of the Corporation is Intercontinental Exchange, Inc. The name under which the Corporation was originally incorporated was IntercontinentalExchange Group, Inc., and the original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on March 6, 2013.

(2)    This ~~Fifth~~Sixth Amended and Restated Certificate of Incorporation of the Corporation~~only~~ restates~~and~~, integrates, and ~~does not~~further ~~amend,~~amends the provisions of the ~~Fourth~~Fifth Amended and Restated Certificate of Incorporation of the Corporation~~, as heretofore amended, and there is no discrepancy between those provisions and the provisions of this Fifth Amended and Restated Certificate of Incorporation~~.

(3)    This ~~Fifth~~Sixth Amended and Restated Certificate of Incorporation of the Corporation has been duly adopted in accordance with ~~Section~~Sections 242 and 245 of the General Corporation Law of the State of Delaware (the “DGCL”).

(4)    Pursuant to ~~Section~~Sections 242 and 245 of the DGCL, the ~~Fourth~~Fifth Amended and Restated Certificate of Incorporation of the Corporation, as heretofore amended, is hereby restated and integrated to read in its entirety as set forth on Exhibit A.

(5)    This ~~Fifth~~Sixth Amended and Restated Certificate of Incorporation of the Corporation shall become effective at ~~3:02 p.m.~~[●], Eastern Time, on ~~October 30, 2019~~[●].

IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Corporation, has executed this ~~Fifth~~Sixth Amended and Restated Certificate of Incorporation of the Corporation on this ~~30th~~[●] day of ~~October~~[●], ~~2019~~2022.

INTERCONTINENTAL EXCHANGE, INC.

By:	~~/s/ Scott A. Hill~~
Name: ~~Scott A. Hill~~
Title: ~~Chief Financial Officer~~

2022 Proxy Statement  INTERCONTINENTAL EXCHANGE  D-1

EXHIBIT D — FORM OF SIXTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF INTERCONTINENTAL EXCHANGE, INC.

Exhibit A

~~FIFTH~~SIXTH AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF INTERCONTINENTAL EXCHANGE, INC.

ARTICLE I

Name of Corporation

The name of the Corporation is Intercontinental Exchange, Inc.

ARTICLE II

Registered Office

The address of the Corporation’s registered office in the State of Delaware, County of New Castle, is 3411 Silverside Road, Tatnall Building No. 104, Wilmington, Delaware 19810. The name of its registered agent at such address is: United Agent Group Inc.

ARTICLE III

Purpose

The nature or purposes to be conducted or promoted by the Corporation are to engage in any lawful act or activity for which Corporations may be organized under the Delaware General Corporation Law.

ARTICLE IV

Stock

A.    Classes and Series of Stock. The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares of stock that the Corporation is authorized to issue is one billion six hundred million (1,600,000,000) shares, consisting of:

1.    one billion five hundred million (1,500,000,000) shares of Common Stock, par value $0.01 per share, which shares shall be designated as “Common Stock” (the “Common Stock”); and

2.    one hundred million (100,000,000) shares of Preferred Stock, par value $0.01 per share, which shares shall be designated as “Preferred Stock” (the “Preferred Stock”).

B.    Preferred Stock. Shares of Preferred Stock may be issued in one or more series from time to time by the Board of Directors, and the Board of Directors is expressly authorized, to the fullest extent permitted by law, to fix by resolution or resolutions the designations and the powers, preferences and rights, and the qualifications, limitations and restrictions thereof, of the shares of each series of Preferred Stock, including without limitation the following:

1.    the distinctive serial designation of such series, which shall distinguish it from other series;

2.    the number of shares included in such series;

3.    whether dividends shall be payable to the holders of the shares of such series and, if so, the basis on which such holders shall be entitled to receive dividends (which may include, without limitation, a right to receive such dividends or distributions as may be declared on the shares of such series by the Board of Directors of the Corporation, a right to receive such dividends or distributions, or any portion or multiple thereof, as may be declared on the Common Stock or any other class of stock or, in addition to or in lieu of any other right to receive dividends, a right to receive dividends at a particular rate or at a rate determined by a particular method, in which case such rate or method of determining such rate may be set forth), the form of such dividends, any conditions on which such dividends shall be payable and the date or dates, if any, on which such dividends shall be payable;

D-2  INTERCONTINENTAL EXCHANGE  2022 Proxy Statement

EXHIBIT D — FORM OF SIXTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF INTERCONTINENTAL EXCHANGE, INC.

4.    whether dividends on the shares of such series shall be cumulative and, in the case of shares of any series having cumulative dividend rights, the date or dates or method of determining the date or dates from which dividends on the shares of such series shall be cumulative;

5.    the amount or amounts that shall be payable out of the assets of the Corporation to the holders of the shares of such series upon voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of the shares of such series;

6.    the price or prices at which, the period or periods within which and the terms and conditions upon which the shares of such series may be redeemed, in whole or in part, at the option of the Corporation or at the option of the holder or holders thereof or upon the happening of a specified event or events;

7.    the obligation, if any, of the Corporation to purchase or redeem shares of such series pursuant to a sinking fund or otherwise and the price or prices at which, the period or periods within which and the terms and conditions upon which the shares of such series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

8.    whether or not the shares of such series shall be convertible or exchangeable, at any time or times at the option of the holder or holders thereof or at the option of the Corporation or upon the happening of a specified event or events, into shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation, and the price or prices or rate or rates of exchange or conversion and any adjustments applicable thereto; and

9.    whether or not the holders of the shares of such series shall have voting rights or powers, in addition to the voting rights and powers provided by law, and if so the terms of such voting rights or powers, which may provide, among other things and subject to the other provisions of this Amended and Restated Certificate of Incorporation, that each share of such series shall carry one vote or more or less than one vote per share, that the holders of such series shall be entitled to vote on certain matters as a separate class (which for such purpose may be comprised solely of such series or of such series together with one or more other series or classes of stock of the Corporation) and that all of the shares of such series entitled to vote on a particular matter shall be deemed to be voted on such matter in the manner that a specified portion of the voting power of the shares of such series or separate class are voted on such matter.

For all purposes, this Amended and Restated Certificate of Incorporation shall include each certificate of designations (if any) setting forth the terms of a series of Preferred Stock.

Subject to the rights, if any, of the holders of any series of Preferred Stock set forth in a certificate of designations, an amendment of this Amended and Restated Certificate of Incorporation to increase or decrease the number of authorized shares of any series of Preferred Stock (but not below the number of shares thereof then outstanding) may be adopted by resolution adopted by the Board of Directors of the Corporation and approved by the affirmative vote of the holders of a majority of the voting power of all outstanding shares of Common Stock entitled to vote thereon and all other outstanding shares of stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the Delaware General Corporation Law as it now exists or as it may hereafter be amended, with such outstanding shares of Common Stock and other stock considered for this purpose as a single class, and no vote of the holders of any series of Preferred Stock, voting as a separate class, shall be required therefor.

Except as otherwise required by law or provided in the certificate of designations for the relevant series of Preferred Stock, holders of Common Stock shall not be entitled to vote on any amendment of this Amended and Restated Certificate of Incorporation that alters or changes the powers, preferences, rights or other terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other series of Preferred Stock, to vote thereon as a separate class pursuant to this Amended and Restated Certificate of Incorporation or pursuant to the Delaware General Corporation Law as then in effect.

C.    Options, Warrants and Other Rights. The Board of Directors is authorized to create and issue options, warrants and other rights from time to time entitling the holders thereof to purchase securities or other property of the Corporation or any other entity, including any class or series of stock of the Corporation or any other entity and whether or not in connection with the issuance or sale of any securities or other property of the Corporation, for such consideration (if any), at such times and upon such other terms and conditions as may be determined or authorized by the Board and set forth in one or more agreements or instruments. Among other things and without limitation, such terms and conditions may provide for the following:

1.    adjusting the number or exercise price of such options, warrants or other rights or the amount or nature of the securities or other property receivable upon exercise thereof in the event of a subdivision or combination of any securities, or a

2022 Proxy Statement  INTERCONTINENTAL EXCHANGE  D-3

EXHIBIT D — FORM OF SIXTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF INTERCONTINENTAL EXCHANGE, INC.

recapitalization, of the Corporation, the acquisition by any Person (as defined in paragraph A.9 of Article V) of beneficial ownership of securities representing more than a designated percentage of the voting power of any outstanding series, class or classes of securities, a change in ownership of the Corporation’s securities or a merger, statutory share exchange, consolidation, reorganization, sale of assets or other occurrence relating to the Corporation or any of its securities, and restricting the ability of the Corporation to enter into an agreement with respect to any such transaction absent an assumption by another party or parties thereto of the obligations of the Corporation under such options, warrants or other rights;

2.    restricting, precluding or limiting the exercise, transfer or receipt of such options, warrants or other rights by any Person that becomes the beneficial owner of a designated percentage of the voting power of any outstanding series, class or classes of securities of the Corporation or any direct or indirect transferee of such a Person, or invalidating or voiding such options, warrants or other rights held by any such Person or transferee; and

3.    permitting the Board of Directors (or certain directors specified or qualified by the terms of the governing instruments of such options, warrants or other rights) to redeem, terminate or exchange such options, warrants or other rights.

This Section C shall not be construed in any way to limit the power of the Board of Directors to create and issue options, warrants or other rights.

ARTICLE V

Limitations on Voting and Ownership

A.    Voting Limitation.

1.    Notwithstanding any other provision of this Amended and Restated Certificate of Incorporation, for so long as the Corporation shall directly or indirectly control a national securities exchange registered under Section 6 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (a) no Person, either alone or together with its Related Persons, as of any record date for the determination of stockholders entitled to vote on any matter, shall be entitled to vote or cause the voting of shares of stock of the Corporation beneficially owned by such Person or its Related Persons, in person or by proxy or through any voting agreement or other arrangement, to the extent that such shares represent in the aggregate more than 10% of the then outstanding votes entitled to be cast on such matter, without giving effect to this ARTICLE V (such threshold being hereinafter referred to as the “Voting Limitation”), and the Corporation shall disregard any such votes purported to be cast in excess of the Voting Limitation; and (b) if any Person, either alone or together with its Related Persons, is party to any agreement, plan or other arrangement relating to shares of stock of the Corporation entitled to vote on any matter with any other Person, either alone or together with its Related Persons, under circumstances that would result in shares of stock of the Corporation that would be subject to such agreement, plan or other arrangement not being voted on any matter, or the withholding of any proxy relating thereto, where the effect of such agreement, plan or other arrangement would be to enable any Person, but for this ARTICLE V, either alone or together with its Related Persons, to vote, possess the right to vote or cause the voting of shares of stock of the Corporation that would exceed 10% of the then outstanding votes entitled to be cast on such matter (assuming that all shares of stock of the Corporation that are subject to such agreement, plan or other arrangement are not outstanding votes entitled to be cast on such matter) (the “Recalculated Voting Limitation”), then the Person, either alone or together with its Related Persons, shall not be entitled to vote or cause the voting of shares of stock of the Corporation beneficially owned by such Person, either alone or together with its Related Persons, in person or by proxy or through any voting agreement or other arrangement, to the extent that such shares represent in the aggregate more than the Recalculated Voting Limitation, and the Corporation shall disregard any such votes purported to be cast in excess of the Recalculated Voting Limitation.

2.    The Voting Limitation and the Recalculated Voting Limitation, as applicable, shall apply to each Person unless and until: (a) such Person shall have delivered to the Board of Directors a notice in writing, not less than 45 days (or such shorter period as the Board of Directors shall expressly consent to) prior to any vote, of such Person’s intention, either alone or together with its Related Persons, to vote or cause the voting of shares of stock of the Corporation beneficially owned by such Person or its Related Persons, in person or by proxy or through any voting agreement or other arrangement, in excess of the Voting Limitation or the Recalculated Voting Limitation, as applicable; (b) the Board of Directors shall have resolved to expressly permit such voting; and (c) such resolution shall have been filed with, and approved by, the U.S. Securities and Exchange Commission (the “SEC”) under Section 19(b) of the Exchange Act and shall have become effective thereunder.

D-4  INTERCONTINENTAL EXCHANGE  2022 Proxy Statement

EXHIBIT D — FORM OF SIXTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF INTERCONTINENTAL EXCHANGE, INC.

3.    Subject to its fiduciary obligations under applicable law, the Board of Directors shall not adopt any resolution pursuant to clause (b) of Section A.2 of this ARTICLE V unless the Board of Directors shall have determined that:

(a)    the exercise of such voting rights or the entering into of such agreement, plan or other arrangement, as applicable, by such Person, either alone or together with its Related Persons, (i) will not impair the ability of any national securities exchange registered under Section 6 of the Exchange Act that is directly or indirectly controlled by the Corporation (each such national securities exchange so controlled, an “Exchange”), any entity controlled by the Corporation that is not itself an Exchange but that directly or indirectly controls an Exchange (each such controlling entity, an “Intermediate Holding Company”) or the Corporation to discharge their responsibilities under the Exchange Act and the rules and regulations thereunder and (ii) is otherwise in the best interests of (w) the Corporation, (x) its stockholders and (y) each Exchange;

(b)    the exercise of such voting rights or the entering into of such agreement, plan or other arrangement, as applicable, by such Person, either alone or together with its Related Persons, will not impair the SEC’s ability to enforce the Exchange Act;

(c)    in the case of a resolution to approve the exercise of voting rights in excess of 20% of the then outstanding votes entitled to be cast on such matter, (i) neither such Person nor any of its Related Persons is subject to any statutory disqualification (as defined in Section 3(a)(39) of the Exchange Act) (any such person subject to statutory disqualification being referred to in this Amended and Restated Certificate of Incorporation as a “U.S. Disqualified Person”); and (ii) for so long as the Corporation directly or indirectly controls one or more Exchanges, neither such Person nor any of its Related Persons is a Member (as defined below) of any Exchange;

(d)    in the case of a resolution to approve the entering into of an agreement, plan or other arrangement under circumstances that would result in shares of stock of the Corporation that would be subject to such agreement, plan or other arrangement not being voted on any matter, or the withholding of any proxy relating thereto, where the effect of such agreement, plan or other arrangement would be to enable any Person, but for this ARTICLE V, either alone or together with its Related Persons, to vote, possess the right to vote or cause the voting of shares of stock of the Corporation that would exceed 20% of the then outstanding votes entitled to be cast on such matter (assuming that all shares of stock of the Corporation that are subject to such agreement, plan or other arrangement are not outstanding votes entitled to be cast on such matter), (i) neither such Person nor any of its Related Persons is a U.S. Disqualified Person; and (ii) for so long as the Corporation directly or indirectly controls one or more Exchanges, neither such Person nor any of its Related Persons is a Member of any Exchange.

4.    In making such determinations, the Board of Directors may impose such conditions and restrictions on such Person and its Related Persons owning any shares of stock of the Corporation entitled to vote on any matter as the Board of Directors may in its sole discretion deem necessary, appropriate or desirable in furtherance of the objectives of the Exchange Act and the governance of the Corporation.

5.    If and to the extent that shares of stock of the Corporation beneficially owned by any Person or its Related Persons are held of record by any other Person (the “Record Owner”), this Section A of ARTICLE V shall be enforced against such Record Owner by limiting the votes entitled to be cast by such Record Owner in a manner that will accomplish the Voting Limitation and the Recalculated Voting Limitation applicable to such Person and its Related Persons.

6.    This Section A of ARTICLE V shall not apply to (1) any solicitation of any revocable proxy from any stockholder of the Corporation by or on behalf of the Corporation or by any officer or director of the Corporation acting on behalf of the Corporation or (2) any solicitation of any revocable proxy from any stockholder of the Corporation by any other stockholder that is conducted pursuant to, and in accordance with, Regulation 14A promulgated pursuant to the Exchange Act (other than a solicitation pursuant to Rule 14a-2(b)(2) promulgated under the Exchange Act, with respect to which this Section A of ARTICLE V shall apply).

7.    For purposes of this Section A of ARTICLE V, no Person shall be deemed to have any agreement, arrangement or understanding to act together with respect to voting shares of stock of the Corporation solely because such Person or any of such Person’s Related Persons has or shares the power to vote or direct the voting of such shares of stock as a result of (1) any solicitation of any revocable proxy from any stockholder of the Corporation by or on behalf of the Corporation or by any officer or director of the Corporation acting on behalf of the Corporation or (2) any solicitation of any revocable proxy from any stockholder of the Corporation by any other stockholder that is conducted pursuant to, and in accordance with, Regulation 14A promulgated pursuant to the Exchange Act (other than a solicitation pursuant to Rule 14a-2(b)(2) promulgated under the Exchange Act, with respect to which this Section A of ARTICLE V shall apply), except if such power (or the arrangements relating thereto) is then reportable under Item 6 of Schedule 13D under the Exchange Act (or any similar provision of a comparable or successor report).

2022 Proxy Statement  INTERCONTINENTAL EXCHANGE  D-5

EXHIBIT D — FORM OF SIXTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF INTERCONTINENTAL EXCHANGE, INC.

8.    “Member” shall mean a Person that is a “member” of an Exchange within the meaning of Section 3(a)(3)(A) of the Exchange Act.

9.    “Person” shall mean any natural person, company, corporation or similar entity, government, or political subdivision, agency, or instrumentality of a government.

10.    “Related Persons” shall mean with respect to any Person:

(a)    any “affiliate” of such Person (as such term is defined in Rule 12b-2 under the Exchange Act);

(b)    any other Person(s) with which such first Person has any agreement, arrangement or understanding (whether or not in writing) to act together for the purpose of acquiring, voting, holding or disposing of shares of the stock of the Corporation;

(c)    in the case of a Person that is a company, corporation or similar entity, any executive officer (as defined under Rule 3b-7 under the Exchange Act) or director of such Person and, in the case of a Person that is a partnership or a limited liability company, any general partner, managing member or manager of such Person, as applicable;

(d)    in the case of a Person that is a Member, any Person that is associated with such Person (as determined using the definition of “person associated with a member” as defined under Section 3(a)(21) of the Exchange Act);

(e)    in the case of a Person that is a natural person and is a Member, any broker or dealer that is also a Member with which such Person is associated (as determined using the definition of “person associated with a member” as defined under Section 3(a)(21) of the Exchange Act);

(f)    in the case of a Person that is a natural person, any relative or spouse of such natural Person, or any relative of such spouse who has the same home as such natural Person or who is a director or officer of the Corporation or any of its parents or subsidiaries;

(g)    in the case of a Person that is an executive officer (as defined under Rule 3b-7 under the Exchange Act), or a director of a company, corporation or similar entity, such company, corporation or entity, as applicable; and

(h)    in the case of a Person that is a general partner, managing member or manager of a partnership or limited liability company, such partnership or limited liability company, as applicable.

B.    Ownership Concentration Limitation.

1.    Except as otherwise provided in this Section B of ARTICLE V, for so long as the Corporation shall directly or indirectly control any Exchange, no Person, either alone or together with its Related Persons, shall be permitted at any time to own beneficially shares of stock of the Corporation representing in the aggregate more than 20% of the then outstanding votes entitled to be cast on any matter (the “Concentration Limitation”).

2.    The Concentration Limitation shall apply to each Person unless and until: (a) such Person shall have delivered to the Board of Directors a notice in writing, not less than 45 days (or such shorter period as the Board of Directors shall expressly consent to) prior to the acquisition of any shares that would cause such Person (either alone or together with its Related Persons) to exceed the Concentration Limitation, of such Person’s intention to acquire such ownership; (b) the Board of Directors shall have resolved to expressly permit such ownership; and (c) such resolution shall have been filed with, and approved by, the SEC under Section 19(b) of the Exchange Act and shall have become effective thereunder.

3.    Subject to its fiduciary obligations under applicable law, the Board of Directors shall not adopt any resolution pursuant to clause (b) of Section B.2 of this ARTICLE V unless the Board of Directors shall have determined that:

(a)    such acquisition of beneficial ownership by such Person, either alone or together with its Related Persons, (i) will not impair the ability of any Exchange, Intermediate Holding Company or the Corporation to discharge their respective responsibilities under the Exchange Act and the rules and regulations thereunder and (ii) is otherwise in the best interests of (w) the Corporation, (x) its stockholders and (y) each Exchange;

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EXHIBIT D — FORM OF SIXTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF INTERCONTINENTAL EXCHANGE, INC.

(b)    such acquisition of beneficial ownership by such Person, either alone or together with its Related Persons, will not impair the SEC’s ability to enforce the Exchange Act. In making such determinations, the Board of Directors may impose such conditions and restrictions on such Person and its Related Persons owning any shares of stock of the Corporation entitled to vote on any matter as the Board of Directors may in its sole discretion deem necessary, appropriate or desirable in furtherance of the objectives of the Exchange Act and the governance of the Corporation;

(c)    neither such Person nor any of its Related Persons is a U.S. Disqualified Person; and

(d)    for so long as the Corporation directly or indirectly controls any Exchange, neither such Person nor any of its Related Persons is a Member of any Exchange.

4.    Unless the conditions specified in Section B.2 of this ARTICLE V are met, if any Person, either alone or together with its Related Persons, at any time beneficially owns shares of stock of the Corporation in excess of the Concentration Limitation, such Person and its Related Persons shall be obligated to sell promptly, and the Corporation shall be obligated to purchase promptly, at a price equal to the par value of such shares of stock and to the extent funds are legally available therefor, that number of shares of stock of the Corporation necessary so that such Person, together with its Related Persons, shall beneficially own shares of stock of the Corporation representing in the aggregate no more than 20% of the then outstanding votes entitled to be cast on any matter, after taking into account that such repurchased shares shall become treasury shares and shall no longer be deemed to be outstanding.

5.    Nothing in this Section B of ARTICLE V shall preclude the settlement of transactions entered into through the facilities of New York Stock Exchange; provided, however, that, if any Transfer of any shares of stock of the Corporation shall cause any Person, either alone or together with its Related Persons, at any time to beneficially own shares of stock of the Corporation in excess of the Concentration Limitation, such Person and its Related Persons shall be obligated to sell promptly, and the Corporation shall be obligated to purchase promptly, shares of stock of the Corporation as specified in Section B.4 of this ARTICLE V.

6.    If any share of Common Stock shall be represented by a certificate, a legend shall be placed on such certificate to the effect that such share of Common Stock is subject to the Concentration Limitations as set in Section B of this Article V. If the shares of Common Stock shall be uncertificated, a notice of such restrictions and limitations shall be included in the statement of ownership provided to the holder of record of such shares of Common Stock.

C.    Procedure for Repurchasing Stock.

1.    In the event the Corporation shall repurchase shares of stock (the “Repurchased Stock”) of the Corporation pursuant to ARTICLE V, notice of such repurchase shall be given by first class mail, postage prepaid, mailed not less than 5 business nor more than 60 calendar days prior to the repurchase date, to the holder of the Repurchased Stock, at such holder’s address as the same appears on the stock register of the Corporation. Each such notice shall state: (a) the repurchase date; (b) the number of shares of Repurchased Stock to be repurchased; (c) the aggregate repurchase price, which shall equal the aggregate par value of such shares; and (d) the place or places where such Repurchased Stock is to be surrendered for payment of the aggregate repurchase price. Failure to give notice as aforesaid, or any defect therein, shall not affect the validity of the repurchase of Repurchased Stock. From and after the repurchase date (unless default shall be made by the Corporation in providing funds for the payment of the repurchase price), shares of Repurchased Stock which have been repurchased as aforesaid shall become treasury shares and shall no longer be deemed to be outstanding, and all rights of the holder of such Repurchased Stock as a stockholder of the Corporation (except the right to receive from the Corporation the repurchase price against delivery to the Corporation of evidence of ownership of such shares) shall cease. Upon surrender in accordance with said notice of evidence of ownership of Repurchased Stock so repurchased (properly assigned for transfer, if the Board of Directors shall so require and the notice shall so state), such shares shall be repurchased by the Corporation at par value.

2.    If and to the extent that shares of stock of the Corporation beneficially owned by any Person or its Related Persons are held of record by any other Person, this ARTICLE V shall be enforced against such Record Owner by requiring the sale of shares of stock of the Corporation held by such Record Owner in accordance with this ARTICLE V, in a manner that will accomplish the Concentration Limitation applicable to such Person and its Related Persons.

D.    Right to Information; Determinations by the Board of Directors. The Board of Directors shall have the right to require any Person and its Related Persons that the Board of Directors reasonably believes (i) to be subject to the Voting Limitation or the Recalculated Voting Limitation, (ii) to own beneficially (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act) shares of stock of the Corporation entitled to vote on any matter in excess of the Concentration Limitation, or (iii) to own beneficially (within the

2022 Proxy Statement  INTERCONTINENTAL EXCHANGE  D-7

EXHIBIT D — FORM OF SIXTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF INTERCONTINENTAL EXCHANGE, INC.

meaning of Rules 13d-3 and 13d-5 under the Exchange Act) an aggregate of 5% or more of the then outstanding shares of stock of the Corporation entitled to vote on any matter, which ownership such Person, either alone or together with its Related Persons, has not reported to the Corporation, to provide to the Corporation, upon the Board of Directors’ request, complete information as to all shares of stock of the Corporation beneficially owned by such Person and its Related Persons and any other factual matter relating to the applicability or effect of this ARTICLE V as may reasonably be requested of such Person and its Related Persons. Any constructions, applications or determinations made by the Board of Directors pursuant to ARTICLE V in good faith and on the basis of such information and assistance as was then reasonably available for such purpose shall be conclusive and binding upon the Corporation and its directors, officers and stockholders.

ARTICLE VI

Board of Directors

A.    Powers of the Board of Directors—General. All corporate powers shall be exercised by the Board of Directors of the Corporation, except as otherwise specifically required by law or as otherwise provided in this Amended and Restated Certificate of Incorporation.

B.    Number of Directors. The number of directors of the Corporation shall be fixed only by resolution of the Board of Directors of the Corporation from time to time in the manner set forth in the bylaws.

C.    Vacancies. Vacancies and newly created directorships resulting from any increase in the authorized number of directors or from any other cause (other than vacancies and newly created directorships that the holders of any class or classes of stock or series thereof are expressly entitled by this Amended and Restated Certificate of Incorporation to fill) may be filled by, and only by, a majority of the directors then in office, although less than a quorum, or by the sole remaining director. Any director appointed to fill a vacancy or a newly created directorship shall hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal.

D.    Directors representing holders of Preferred Stock. Notwithstanding Section C of this ARTICLE VI, in the event that the holders of any class or series of Preferred Stock of the Corporation shall be entitled, voting separately as a class, to elect any directors of the Corporation, then any vacancies and newly created directorships that are reserved to such holders voting separately as a class shall be filled only by such holders voting separately as a class, provided always that the total number of directors of the Corporation shall not exceed the number fixed pursuant to Section B of this ARTICLE VI. Except as otherwise provided in the terms of such class or series, (i) the terms of the directors elected by such holders voting separately as a class shall expire at the annual meeting of stockholders next succeeding their election and (ii) any director or directors elected by such holders voting separately as a class may be removed, with or without cause, by the holders of a majority of the voting power of all outstanding shares of stock of the Corporation entitled to vote separately as a class in an election of such directors.

E.    Power to Call Stockholder Meetings. Special meetings of stockholders of the Corporation may be called at any time by, but only by, (1) the Board of Directors acting pursuant to a resolution adopted by a majority of the Board of Directors then in office, (2) the ~~Chairman~~Chair of the Board of Directors, (3) the Chief Executive Officer of the Corporation or (4) ~~request of holders~~the secretary of the Corporation (the “Secretary”) upon the receipt by the Secretary of a written request (a “Special Meeting Request”) by one or more stockholders of record holding as of the date of the Secretary’s receipt of the Special Meeting Request shares of Common Stock (“Requesting Stockholder”) representing in the aggregate at least ~~50~~20% of the shares of Common Stock outstanding at such time that would be entitled to vote at the meeting as determined under Section A.1 of ARTICLE V; provided that a special meeting of stockholders requested by a Requesting Stockholder (a “Stockholder Requested Special Meeting”) shall be called by the Secretary only if such Requesting Stockholder complies with this Section E of ARTICLE VI, the bylaws of the Corporation and applicable law, in each case of clauses (1) through (4), to be held at such date, time and place, if any, either within or without the State of Delaware as may be stated in the notice of the meeting.

F.    Bylaws. Except as otherwise provided in this Amended and Restated Certificate of Incorporation, in furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, amend or repeal any or all of the bylaws of the Corporation.

G.    Considerations of the Board of Directors. In taking any action, including action that may involve or relate to a change or potential change in the control of the Corporation, a director of the Corporation may consider, among other things, both the long-term and short-term interests of the Corporation and its stockholders and the effects that the Corporation’s actions may have in the short term or long term upon any one or more of the following matters:

1.    the prospects for potential growth, development, productivity and profitability of the Corporation and its subsidiaries;

2.    the current employees of the Corporation or its subsidiaries;

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EXHIBIT D — FORM OF SIXTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF INTERCONTINENTAL EXCHANGE, INC.

3.    the employees of the Corporation or its subsidiaries and other beneficiaries receiving or entitled to receive retirement, welfare or similar benefits from or pursuant to any plan sponsored, or agreement entered into, by the Corporation or its subsidiaries;

4.    the customers and creditors of the Corporation or its subsidiaries;

5.    the ability of the Corporation and its subsidiaries to provide, as a going concern, goods, services, employment opportunities and employment benefits and otherwise to contribute to the communities in which they do business;

6.    the potential impact on the relationships of the Corporation or its subsidiaries with regulatory authorities and the regulatory impact generally; and

7.    such other additional factors as a director may consider appropriate in such circumstances.

Nothing in this Section G of ARTICLE VI shall create any duty owed by any director, officer or employee of the Corporation to any Person to consider, or afford any particular weight to, any of the foregoing matters or to limit his or her consideration to the foregoing matters. No employee, former employee, beneficiary, customer, creditor, community or regulatory authority or member thereof shall have any rights against any director, officer or employee of the Corporation or the Corporation under this Section G of ARTICLE VI.

ARTICLE VII

Officer and Director Disqualification

No person that is a U.S. Disqualified Person may be a director or officer of the Corporation.

ARTICLE VIII

Elections of Directors

Elections of directors need not be by written ballot unless the bylaws of the Corporation shall so provide.

ARTICLE IX

Stockholder Action

A.    No Action by Written Consent. No action of stockholders of the Corporation required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting of stockholders, without prior notice and without a vote, and the power of stockholders of the Corporation to consent in writing to the taking of any action without a meeting is specifically denied. Notwithstanding this ARTICLE IX, the holders of any series of Preferred Stock of the Corporation shall be entitled to take action by written consent to such extent, if any, as may be provided in the terms of such series.

B.    Quorum. At each meeting of stockholders of the Corporation, except where otherwise required by law or this Amended and Restated Certificate of Incorporation, the holders of a majority of the voting power of the outstanding shares of stock of the Corporation entitled to vote on a matter at the meeting, present in person or represented by proxy, shall constitute a quorum (it being understood that any shares in excess of the Voting Limitation or the Recalculated Voting Limitation shall not be counted as present at the meeting and shall not be counted as outstanding shares of stock of the Corporation for purposes of determining whether there is a quorum, unless and only to the extent that the Voting Limitation or the Recalculated Voting Limitation, as applicable, shall have been duly waived pursuant to Section A or Section B of ARTICLE V). For purposes of the foregoing, where a separate vote by class or classes is required for any matter, the holders of a majority of the voting power of the outstanding shares of such class or classes entitled to vote, present in person or represented by proxy, shall constitute a quorum to take action with respect to that vote on that matter. In the absence of a quorum of the holders of any class of stock of the Corporation entitled to vote on a matter, the meeting of such class may be adjourned from time to time until a quorum of such class shall be so present or represented. Shares of its own capital stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity, provided, further, that any such shares of the Corporation’s own capital stock held by it in a fiduciary capacity shall be voted by the person presiding over any vote in the same proportions as the shares of capital stock held by the other stockholders are voted (including any abstentions from voting).

2022 Proxy Statement  INTERCONTINENTAL EXCHANGE  D-9

EXHIBIT D — FORM OF SIXTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF INTERCONTINENTAL EXCHANGE, INC.

If this Amended and Restated Certificate of Incorporation provides for more or less than one vote for any share of stock of the Corporation on any matter or to the extent a stockholder is prohibited pursuant to this Amended and Restated Certificate of Incorporation from casting votes with respect to any shares of stock of the Corporation, every reference in the bylaws of the Corporation to a majority or other proportion of shares of stock of the Corporation shall refer to such majority or other proportion of the aggregate votes of such shares of stock, taking into account any greater or lesser number of votes as a result of the foregoing.

C.    Bylaws. No adoption, amendment or repeal of a bylaw by action of stockholders shall be effective unless approved by the affirmative vote of the holders of ~~not less than 66 2/3%, or such higher percentage as may be specified in Section 11.2(b) of the bylaws of the Corporation,~~a majority of the voting power of all outstanding shares of Common Stock and all other outstanding shares of stock of the Corporation entitled to vote on such matter, with such outstanding shares of Common Stock and other stock considered for this purpose as a single class. Any vote of stockholders required by this ARTICLE IX shall be in addition to any other vote of stockholders that may be required by law, this Amended and Restated Certificate of Incorporation, the bylaws of the Corporation, any agreement with a national securities exchange or otherwise.

D.    Location of Stockholder Meetings and Records. Meetings of stockholders may be held within or without the State of Delaware, as the bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the Delaware General Corporation Law as it now exists or as it may hereafter be amended) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the bylaws of the Corporation.

ARTICLE X

Amendments

The Corporation reserves the right to amend or repeal any provision contained in this Amended and Restated Certificate of Incorporation in any manner now or hereafter permitted by law, and all rights conferred upon stockholders herein are granted subject to this reservation. Notwithstanding any other provision of this Amended and Restated Certificate of Incorporation, ~~(A) no provision of ARTICLE V, Section B or G of ARTICLE VI, ARTICLE IX or this clause (A) of ARTICLE X shall be amended, modified or repealed, and no provision inconsistent with any such provision shall become part of this Amended and Restated Certificate of Incorporation, unless such matter is approved by the affirmative vote of the holders of not less than 66 2/3% of the voting power of all outstanding shares of Common Stock of the Corporation and all other outstanding shares of stock of the Corporation entitled to vote on such matter, with such outstanding shares of Common Stock and other stock considered for this purpose as a single class; and (B)~~for so long as this Corporation shall control, directly or indirectly, any Exchange, before any amendment or repeal of any provision of the Certificate of Incorporation of this Corporation shall be effective, such amendment or repeal shall be submitted to the boards of directors of each Exchange (or the boards of directors of their successors), and if any or all of such boards of directors shall determine that such amendment or repeal must be filed with or filed with and approved by the SEC under Section 19 of the Exchange Act and the rules promulgated thereunder before such amendment or repeal may be effectuated, then such amendment or repeal shall not be effectuated until filed with or filed with and approved by the SEC, as the case may be. ~~Any vote of stockholders required by this ARTICLE X shall be in addition to any other vote of the stockholders that may be required by law, this Amended and Restated Certificate of Incorporation, the bylaws of the Corporation, any agreement with a national securities exchange or otherwise.~~

ARTICLE XI

Exculpation

A director of the Corporation shall, to the fullest extent permitted by the Delaware General Corporation Law as it now exists or as it may hereafter be amended, not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law as it now exists or as it may hereafter be amended, or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is amended, after approval by the stockholders of this ARTICLE, to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law as so amended.

An amendment, repeal or modification of the foregoing provisions of this ARTICLE XI, or the adoption of any provision in an amended or restated Certificate of Incorporation inconsistent with this ARTICLE XI, by the stockholders of the Corporation shall not apply to or adversely affect any right or protection of a director of the Corporation existing at the time of such amendment, repeal, modification or adoption.

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EXHIBIT D — FORM OF SIXTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF INTERCONTINENTAL EXCHANGE, INC.

ARTICLE XII

Indemnification

To the fullest extent permitted by applicable law, the Corporation is authorized to provide indemnification of (and advancement of expenses to) such directors, officers or agents of the Corporation (and any other persons to which Delaware law permits the Corporation to provide indemnification) through bylaw provisions, agreements with such persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the Delaware General Corporation Law as it now exists or as it may hereafter be amended, subject only to limits created by applicable Delaware law (statutory or non-statutory), with respect to actions for breach of duty to the Corporation, its stockholders and others.

Any amendment, repeal or modification of any of the foregoing provisions of this ARTICLE XII shall not adversely affect any right or protection of a director, officer, agent or other person existing at the time of, or increase the liability of any person with respect to any acts or omissions of such person occurring prior to, such amendment, repeal or modification.

2022 Proxy Statement  INTERCONTINENTAL EXCHANGE  D-11

EXHIBIT E — FORM OF SPECIAL MEETING CERTIFICATE OF AMENDMENT OF INTERCONTINENTAL EXCHANGE, INC.

CERTIFICATE OF AMENDMENT

TO THE

FIFTH AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF INTERCONTINENTAL EXCHANGE, INC.

Intercontinental Exchange, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

(1)    The Fifth Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by deleting ARTICLE VI, Section E thereof in its entirety and inserting the following in lieu thereof:

Special meetings of stockholders of the Corporation may be called at any time by, but only by, (1) the Board of Directors acting pursuant to a resolution adopted by a majority of the Board of Directors then in office, (2) the Chair of the Board of Directors, (3) the Chief Executive Officer of the Corporation or (4) the secretary of the Corporation (the “Secretary”) upon the receipt by the Secretary of a written request (a “Special Meeting Request”) by one or more stockholders of record holding as of the date of the Secretary’s receipt of the Special Meeting Request shares of Common Stock (“Requesting Stockholder”) representing in the aggregate at least 20% of the shares of Common Stock outstanding at such time that would be entitled to vote at the meeting as determined under Section A.1 of ARTICLE V; provided that a special meeting of stockholders requested by a Requesting Stockholder (a “Stockholder Requested Special Meeting”) shall be called by the Secretary only if (i) such Requesting Stockholder complies with this Section E of ARTICLE VI, the bylaws of the Corporation and applicable law, in each case of clauses (1) through (4), to be held at such date, time and place, if any, either within or without the State of Delaware as may be stated in the notice of the meeting.

(2)    This Certificate of Amendment to the Fifth Amended and Restated Certificate of Incorporation of the Corporation has been duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Corporation, has executed this Certificate of Amendment to the Fifth Amended and Restated Certificate of Incorporation of the Corporation on this [●] day of [●], 2022.

INTERCONTINENTAL EXCHANGE, INC.

By:	/s/
Name:
Title:

2022 Proxy Statement  INTERCONTINENTAL EXCHANGE  E-1

EXHIBIT F — FORM OF NINTH AMENDED AND RESTATED BYLAWS OF INTERCONTINENTAL EXCHANGE, INC.

~~EIGHTH~~NINTH AMENDED AND RESTATED

BYLAWS

OF

INTERCONTINENTAL EXCHANGE, INC.

Adopted effective ~~May 25~~[●], ~~2017~~202[●]

EXHIBIT F — FORM OF NINTH AMENDED AND RESTATED BYLAWS OF INTERCONTINENTAL EXCHANGE, INC.

Page

ARTICLE I – OFFICES	3

ARTICLE II – MEETINGS OF STOCKHOLDERS	3

ARTICLE III – DIRECTORS	~~18~~14

ARTICLE IV – NOTICES	~~22~~16

ARTICLE V – OFFICERS	~~22~~16

ARTICLE VI – CERTIFICATE OF STOCK	~~23~~17

ARTICLE VII – JURISDICTION	~~25~~18

ARTICLE VIII – CONFIDENTIAL INFORMATION	~~25~~18

ARTICLE IX – COMPLIANCE WITH SECURITIES LAWS	~~26~~18

ARTICLE X – GENERAL PROVISIONS	~~27~~19

ARTICLE XI – AMENDMENTS TO THE BYLAWS	~~29~~20

F-2  INTERCONTINENTAL EXCHANGE  2022 Proxy Statement

EXHIBIT F — FORM OF NINTH AMENDED AND RESTATED BYLAWS OF INTERCONTINENTAL EXCHANGE, INC.

~~EIGHTH~~NINTH AMENDED AND RESTATED BYLAWS

OF

INTERCONTINENTAL EXCHANGE, INC.

ARTICLE I - OFFICES

1.1    The registered office of the Corporation shall be in the City of Wilmington, County of New Castle, State of Delaware.

1.2    The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE II - MEETINGS OF STOCKHOLDERS

2.1    All meetings of the stockholders shall be held at such place either within or without the State of Delaware or may not be held at any place, but may instead be held solely by means of remote communication, in each case as may be designated by the Board of Directors from time to time and stated in the notice of meeting.

2.2    Annual meetings of stockholders shall be held at such date and time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting, at which they shall elect the Board of Directors in the manner provided for in Section 2.10 of these bylaws and transact such other business as may properly be brought before the meeting.

2.3    Notice of the annual meeting stating the place, if any, date and hour of the meeting, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, shall be given to each stockholder entitled to vote at such meeting not fewer than ten (10) nor more than sixty (60) days before the date of the meeting, unless otherwise provided by applicable law or the certificate of incorporation. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the Corporation.

2.4    The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, at the option of the Corporation, (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

2.5    Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the certificate of incorporation, may be called at any time by the Board of Directors, the ~~Chairman~~Chair of the Board, if any, or the Chief Executive Officer, or ~~at the request of holders of Common Stock~~the secretary of the Corporation (the “Secretary”) upon the receipt by the Secretary by e-mail (with confirmation of receipt) or by registered mail addressed to the Secretary at the principal executive offices of the Corporation (“Acceptable Delivery Method”) of a written request (a “Special Meeting Request”) by one or more stockholders of record holding as of the date of the Secretary’s receipt of the Special Meeting Request shares of the Corporation’s common stock representing in the aggregate at least ~~50~~20% (the “Special Meeting Requisite Percentage”) of the shares of ~~Common Stock~~the Corporation’s common stock outstanding at such time that would be entitled to vote at the meeting as determined under Section A.1 of Article V of the certificate of incorporation~~. Such request shall state the purpose or purposes of the proposed meeting.~~; provided that a special meeting of stockholders requested by a Requesting Stockholder (a “Stockholder Requested Special Meeting”) shall be called by the Secretary only if (i) such Requesting Stockholder complies with this Section 2.5, Section E of Article VI of the certificate of incorporation, and applicable law; (ii) such Requesting Stockholder continues to own the Special Meeting Requisite Percentage at all times between the date of the Special Meeting Request and the Stockholder Requested Special Meeting; and (iii) the Special Meeting Request complies with this Section 2.5. The date of any Stockholder Requested Special Meeting shall be no later than 90 days after the date that a Special Meeting Request that satisfies the requirements of this Section 2.5 is received by the Secretary (or, in the case of any litigation related to the validity of the Special Meeting Request, 90 days after the final, non-appealable resolution of such litigation).

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(a)    To be in proper form, a Special Meeting Request shall:

(i)    bear the signature and the date of signature of the Requesting Stockholder and (A) in the case of any Requesting Stockholder that is a stockholder of record, set forth the name and address of such Requesting Stockholder as they appear in the Corporation’s books and (B) in the case of any Requesting Stockholder that is a beneficial owner, set forth the name and the valid and current address of such Requesting Stockholder;

(ii)    set forth a statement of the specific purpose or purposes of such Requesting Stockholder and the matters proposed to be acted on at such Stockholder Requested Special Meeting;

(iii)    set forth the calculation of such Requesting Stockholder’s shares of capital stock of the Corporation, including the number of shares owned beneficially and of record and disclosure of any short interests, derivative instruments, voting agreements or arrangements or other arrangements that impact the calculation thereof;

(iv)    include an agreement by such Requesting Stockholder to notify the Corporation immediately in the case of any reduction prior to the record date for the Stockholder Requested Special Meeting of any shares of capital stock owned beneficially or of record by such Requesting Stockholder and an acknowledgement by such Requesting Stockholder that any such reduction shall be deemed a revocation of such Special Meeting Request to the extent of such reduction, such that the number of shares so reduced shall not be included in determining whether the Special Meeting Requisite Percentage has been reached and maintained; and

(v)    include documentary evidence that such Requesting Stockholder own beneficially in the aggregate not less than the Special Meeting Requisite Percentage as of the date of such Special Meeting Request.

(b)    Any Requesting Stockholder may revoke his, her or its Special Meeting Request at any time prior to the commencement of the applicable Stockholder Requested Special Meeting by revocation received by the Secretary in accordance with an Acceptable Delivery Method. If, following such revocation at any time before the commencement of such Stockholder Requested Special Meeting (including any revocation resulting from a reduction of shares), the unrevoked valid Special Meeting Requests represent in the aggregate less than the Special Meeting Requisite Percentage, the Board of Directors (or any person to whom the Board of Directors has expressly delegated authority for such purpose), in its discretion, may cancel the Stockholder Requested Special Meeting. The first date on which valid Special Meeting Requests constituting not less than the Special Meeting Requisite Percentage shall have been received by the Corporation is referred to herein as the “Special Meeting Request Receipt Date”.

(c)    The Corporation will provide each Requesting Stockholder with notice of the record date for the determination of stockholders entitled to vote at the Stockholder Requested Special Meeting. Each Requesting Stockholder shall update the notice delivered and information previously provided to the Corporation pursuant to this Section 2.5, if necessary, so that the information provided or required to be provided in such notice shall continue to be true and correct (i) as of the record date for the Stockholder Requested Special Meeting and (ii) as of the date of the Stockholder Requested Special Meeting (or any adjournment, recess or postponement thereof), and such update shall be received by the Secretary in accordance with an Acceptable Delivery Method not later than five business days after the record date for such Stockholder Requested Special Meeting (in the case of an update required to be made as of the record date) and not later than the date for such Stockholder Requested Special Meeting (in the case of an update required to be made as of the date of such Stockholder Requested Special Meeting or any adjournment, recess or postponement thereof). If, pursuant to such update, the unrevoked valid Special Meeting Requests represent in the aggregate less than the Special Meeting Requisite Percentage, the Board of Directors (or any person to whom the Board of Directors has expressly delegated authority for such purpose), in its discretion, may cancel the Stockholder Requested Special Meeting.

(d)    In determining whether a Stockholder Requested Special Meeting has been requested by the record holders of shares representing in the aggregate at least the Special Meeting Requisite Percentage, multiple Special Meeting Requests received by the Secretary will be considered together only if each such Special Meeting Requests (i) identify identical or substantially similar items to be acted on at the Stockholder Requested Special Meeting as determined in good faith by the Board of Directors (or any person to whom the Board of Directors has expressly delegated authority for such purpose) (“Special Meeting Similar Items”) and (ii) have been dated and received by the Secretary within 60 days of the earliest date of such Special Meeting Requests. If the record holder is not the signatory to the Special Meeting Request, such Special Meeting Request will not be valid unless documentary evidence is supplied to the Secretary at the time of delivery of such Special Meeting Request of such signatory’s authority to execute the Special Meeting Request on behalf of the record holder.

(e)    Notwithstanding anything to the contrary, the Corporation shall not be required to convene a Stockholder Requested Special Meeting if:

(i)    the demand for such special meeting does not comply with this Section 2.5;

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(ii)    the request relates to an item of business that is not a proper subject for action by a Requesting Stockholder under applicable law, rule or regulation;

(iii)    the request was made in a manner that involved a violation of Regulation 14A under the Exchange Act or other applicable law;

(iv)    the Special Meeting Request Receipt Date is during the period commencing 90 days prior to the first anniversary of the date of the preceding annual meeting of stockholders and ending on the date that is 30 days after the next annual meeting of stockholders;

(v)    the item specified in the Special Meeting Request is not the election of directors and a Special Meeting Similar Item was presented at any meeting of stockholders held within 12 months prior to the Special Meeting Request Receipt Date;

(vi)    a Special Meeting Similar Item consisting of the election or removal of directors was presented at any meeting of stockholders held not more than 90 days before the Special Meeting Request Receipt Date (and, for purposes of this clause, the election or removal of directors shall be deemed a “Special Meeting Similar Item” with respect to all items of business involving the election or removal of directors, changing the size of the Board of Directors and the filling of vacancies and/or newly created directorships resulting from any increase in the authorized number of directors); or

(vii)    a Special Meeting Similar Item is included in the Corporation’s notice as an item of business to be brought before a meeting of stockholders that is called for a date within 90 days after the Special Meeting Request Receipt Date.

(f)    Business transacted at any Stockholder Requested Special Meeting shall be limited to (i) the purpose(s) stated in any valid Special Meeting Request received from the Requesting Stockholders and (ii) any additional matters that the Board of Directors determines to include in the Corporation’s notice of the Stockholder Requested Special Meeting. If none of the Requesting Stockholders who submitted the Special Meeting Request appears or sends a qualified representative to present the matters to be presented for consideration that were specified in the Special Meeting Request, the Corporation need not present such matters for a vote at such Stockholder Requested Special Meeting, notwithstanding that proxies in respect of such matter may have been received by the Corporation.

(g)    Compliance by a Requesting Stockholder with the requirements of this Section 2.5 shall be determined in good faith by the Board of Directors (or, to the extent expressly provided in this Section 2.5, any person to whom the Board of Directors has expressly delegated authority for such purpose).

2.6    Notice of a special meeting stating the place, if any, date and hour of the meeting and the purpose or purposes for which the meeting is called, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, shall be given by the Corporation not fewer than ten (10) nor more than sixty (60) days before the date of the meeting, unless otherwise provided by applicable law or the certificate of incorporation, to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the Corporation.

2.7    Section B of Article IX of the certificate of incorporation sets forth the requirements for establishing a quorum at meetings of stockholders of the Corporation. In the absence of a quorum of the holders of any class of stock entitled to vote on a matter, the meeting of such class may be adjourned from time to time in the manner provided by Sections 2.8 and 2.9 of these bylaws until a quorum of such class shall be so present or represented.

2.8    Any meeting of stockholders, annual or special, may be adjourned from time to time as provided in Section 2.9 of these bylaws, to reconvene at the same or some other place, if any, and notice need not be given of any such adjourned meeting if the time and place thereof, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting in conformity with the requirements of these bylaws.

2.9    Meetings of stockholders shall be presided over by the ~~Charman~~Chair of the Board, if any, or in the absence of the ~~Charman~~Chair of the Board by the lead independent director, if any, or in the absence of the lead independent director by the Chief Executive Officer, or in the absence of the Chief Executive Officer by a Vice President, or in the absence of the foregoing persons by a ~~Charman~~Chair designated by the Board of Directors, or in the absence of such designation by a ~~Charman~~Chair chosen at the meeting. The Secretary, or in the absence of the Secretary an Assistant Secretary, shall act as Secretary of the meeting, but in the absence of the Secretary and any Assistant Secretary the ~~Charman~~Chair of the meeting may appoint any person to act as Secretary of the meeting.

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The order of business at each such meeting shall be as determined by the ~~Charman~~Chair of the meeting. The ~~Charman~~Chair of the meeting shall have the right, power and authority to adjourn a meeting of stockholders for a reasonable period of time to another place, if any, date and time, and to prescribe such rules, regulations and procedures and to do all such acts and things as are necessary or desirable for the proper conduct of the meeting and are not inconsistent with any rules, regulations or procedures adopted by the Board of Directors pursuant to the provisions of the certificate of incorporation, including, without limitation, the establishment of procedures for the maintenance of order and safety, limitations on the time allotted to questions or comments on the affairs of the Corporation, restrictions on entry to such meeting after the time prescribed for the commencement thereof and the opening and closing of the voting polls for each item upon which a vote is to be taken.

2.10    When a quorum is present at any meeting of stockholders:

(a)    A nominee for director shall be elected to the Board of Directors if the votes cast “for” such nominee’s election exceed the votes cast “against” such nominee’s election; provided, however, that directors shall be elected by a plurality of the votes cast at any meeting of stockholders for which either (i) (x) the Secretary of the Corporation receives a notice that a stockholder has nominated a person for election to the Board of Directors in compliance with the advance notice requirements for stockholder nominees for director set forth in Section 2.13(b) of these bylaws or otherwise becomes aware that a stockholder has nominated a person for election to the Board of Directors and (y) such nomination has not been withdrawn by such stockholder on or prior to the third business day next preceding the date the Corporation first mails its notice of meeting for such meeting to the stockholders or (ii) the number of nominees for election to the Board of Directors at such meeting exceeds the number of directors to be elected. Abstentions and broker non-votes shall not be counted as votes cast either “for” or “against” a director’s election. If directors are to be elected by a plurality of the votes cast, stockholders shall not be permitted to vote “against” a nominee.

(b)    Any other business other than the election of directors brought before the meeting shall be decided by the vote of the holders of a majority of the votes cast affirmatively and negatively on the question, unless the question is one upon which by express provision of the statutes, of the certificate of incorporation or these bylaws, a different vote is required, in which case such express provision shall govern and control the decision of such question. Abstentions and broker non-votes shall not be counted as votes cast either affirmatively or negatively on any question. Where a separate vote by class or classes is required, the vote of the holders of a majority of votes cast affirmatively and negatively on the question (or, in the case of an election of directors, the vote required in accordance with Section 2.10(a) of these bylaws) shall be the act of such class or classes, except as otherwise provided by law or by the certificate of incorporation or these bylaws.

2.11    Unless otherwise provided in the certificate of incorporation or applicable law, each stockholder shall at any meeting of the stockholders be entitled to one vote in person or by proxy for each share of the capital stock having voting power upon the matter in question held by such stockholder. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder in writing or by transmission permitted by law and filed in accordance with the procedures established for the meeting, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. Voting at meetings of stockholders need not be by written ballot unless so directed by the ~~Chairman~~Chair of the meeting or the Board of Directors.

2.12    Prior to any meeting of stockholders, the Board of Directors or the Chief Executive Officer or any other officer designated by the Board shall appoint one or more inspectors to act at such meeting and make a written report thereof and may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at the meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall ascertain the number of shares outstanding and the voting power of each, determine the shares represented at the meeting and the validity of proxies and ballots, count all votes and ballots, determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors and certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. The inspectors may appoint or retain other persons to assist them in the performance of their duties. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting. No ballot, proxy or vote, nor any revocation thereof or change thereto, shall be accepted by the inspectors after the closing of the polls. In determining the validity and counting of proxies and ballots, the inspectors shall be limited to an examination of the proxies, any envelopes submitted therewith, any information provided by a stockholder who submits a proxy by telegram, cablegram or other electronic transmission from which it can be determined that the proxy was authorized by the stockholder, ballots and the regular books and records of the Corporation; and they may also consider other reliable information for the limited purpose of reconciling proxies and ballots submitted by or on behalf of banks, brokers, their nominees or similar persons that represent more votes than the holder of a proxy is authorized by the record owner to cast or more votes than the stockholder holds of record. If the inspectors consider other reliable information for such purpose, they shall, at the time they make their certification, specify the precise information considered by them, including the person or persons from whom

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they obtained the information, when the information was obtained, the means by which the information was obtained and the basis for the inspectors’ belief that such information is accurate and reliable.

2.13    (a) The matters to be considered and brought before any annual or special meeting of stockholders of the Corporation shall be limited to only such matters, including the nomination and election of directors, as shall be brought properly before such meeting in compliance with the procedures set forth in this Section 2.13.

(b)    For any matter to be properly brought before any annual meeting of stockholders, the matter must be (i) specified in the notice of annual meeting given by or at the direction of the Board of Directors, including nominations made pursuant to Section 2.15, (ii) otherwise brought before the annual meeting by or at the direction of the Board of Directors or (iii) brought before the annual meeting in the manner specified in this Section 2.13(b) by a person who either (x) is a stockholder of record entitled to vote at the annual meeting on such matter (including any election of a director) or (y) is a person (a “Nominee Holder”) that beneficially owns stock of the Corporation through a nominee or other holder of record and provides the Corporation with proof of such beneficial ownership, including the entitlement to vote such stock on such matter. Stockholders and Nominee Holders who bring matters before the annual meeting pursuant to Section 2.13(b)(iii) are hereinafter referred to as “Proponents”. In addition to any other requirements under applicable law, the certificate of incorporation and these bylaws, and other than nominations pursuant to Section 2.15, which shall comply with the requirements of such Section, including the timing requirements for delivery of notice, persons nominated by Proponents for election as directors of the Corporation and any other proposals by Proponents shall be properly brought before an annual meeting of stockholders only if notice of any such matter to be presented by a Proponent at such meeting (a “Stockholder Notice”) shall be delivered to the Secretary at the principal executive office of the Corporation not less than ninety (90) nor more than one hundred and twenty (120) days prior to the first anniversary date of the annual meeting for the preceding year; provided, however, that if and only if the annual meeting is not scheduled to be held within a period that commences thirty (30) days before and ends thirty (30) days after such anniversary date (an annual meeting date outside such period being referred to herein as an “Other Meeting Date”), such Stockholder Notice shall be given in the manner provided herein by the later of (i) the close of business on the date ninety (90) days prior to such Other Meeting Date or (ii) the close of business on the tenth day following the date on which such Other Meeting Date is first publicly announced or disclosed. Any Proponent desiring to nominate any person or persons (as the case may be) for election as a director or directors of the Corporation at an annual meeting of stockholders shall deliver, as part of such Stockholder Notice, a statement in writing setting forth the name of the person or persons to be nominated, the number and class of all shares of each class of stock of the Corporation owned of record and beneficially by each such person, as reported to such Proponent by such person, the information regarding each such person required by paragraphs (a), (e) and (f) of Item 401 of Regulation S-K adopted by the Securities and Exchange Commission, as amended from time to time, each such person’s signed consent to serve as a director of the Corporation if elected, a statement whether such person, if elected, intends to tender, promptly following such person’s election or re-election, an irrevocable resignation effective upon such person’s failure to receive the required vote for re-election at the next meeting at which such person would stand for re-election and upon acceptance of such resignation by the Board of Directors, in accordance with the Corporation’s Governance Principles, such Proponent’s name and address and, in the case of a Nominee Holder, evidence establishing such Nominee Holder’s beneficial ownership of stock and entitlement to vote such stock for the election of directors at the annual meeting. Any Proponent who gives a Stockholder Notice of any matter (other than a nomination for director) proposed to be brought before an annual meeting of stockholders shall deliver, as part of such Stockholder Notice, the text of the proposal to be presented and a brief written statement of the reasons why such Proponent favors the proposal and setting forth such Proponent’s name and address, any material interest of such Proponent in the matter proposed (other than as a stockholder or beneficial owner of stock), if applicable, and, in the case of a Nominee Holder, evidence establishing such Nominee Holder’s beneficial ownership of stock and entitlement to vote such stock on the matter proposed at the annual meeting. In addition to any other requirements under applicable law, the certificate of incorporation and these bylaws, any Stockholder Notice delivered under this Section 2.13(b), whether such Stockholder Notice is delivered in connection with a nomination for election as director of the Corporation or any other matter (other than a nomination for director) proposed to be brought before a meeting of stockholders, must set forth (i) the number and class of all shares of each class of stock of the Corporation that are, directly or indirectly, owned of record and beneficially by such Proponent or any Associated Person of such Proponent, (ii) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class of stock of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of stock of the Corporation or otherwise (a “Derivative Instrument”) directly or indirectly beneficially owned by such Proponent or by any such Associated Person, (iii) any other direct or indirect opportunity held or beneficially owned by such Proponent or by any such Associated Person, to profit or share in any profit derived from any increase or decrease in the value of shares of any class of stock of the Corporation, (iv) any proxy, contract, arrangement, understanding, or relationship pursuant to which such Proponent or any such Associated Person has a right to vote any shares of any security of the Corporation, (v) any short interest in any security of the Corporation held or beneficially owned by such Proponent or by any such Associated Person, (vi) any right to dividends on the shares of any class of stock of the Corporation beneficially owned by such Proponent or by any such Associated Person, which right is separated or separable from the underlying shares, (vii) any proportionate interest in shares of any class of stock of the Corporation or Derivative Instrument held, directly or indirectly, by a general or limited partnership in which such Proponent or such Associated Person is a general partner or with respect to which such Proponent or such Associated Person, directly or indirectly, beneficially owns an interest in a general partner, and (viii) any performance-related fees (other than an asset-based fee) to which such

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Proponent or such Associated Person is entitled based on any increase or decrease in the value of shares of any class of stock of the Corporation or Derivative Instruments, if any, in each case with respect to the information required to be included in the notice pursuant to (i) through (viii) above, as of the date of such Stockholder Notice (which information shall be supplemented by such Proponent not later than 10 days after the record date for the meeting to disclose such beneficial ownership, interest, or arrangement as of the record date). As used in these bylaws, (i) an “Associated Person” with respect to any Proponent shall mean (w) any person controlling, directly or indirectly, or acting in concert with, such Proponent, (x) any beneficial owner of shares of stock of the Corporation on whose behalf such Proponent is delivering a Stockholder Notice, (y) any member of such Proponent’s immediate family sharing the same household, and (z) any person controlling, controlled by, or under common control with any person described in the foregoing subsections (w), (x), or (y) of this sentence, and (ii) a person shall be deemed to have a “short interest” in a security if such person, directly or indirectly, through a contract, arrangement, understanding, relationship, or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security. As used in these bylaws, shares “beneficially owned” shall mean all shares that such person is deemed to beneficially own pursuant to Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, as amended from time to time (the “Exchange Act”). If a Proponent is entitled to vote only for a specific class or category of directors at a meeting (annual or special), such Proponent’s right to nominate one or more individuals for election as a director at the meeting shall be limited to such class or category of directors.

Notwithstanding any provision of this Section 2.13 to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation at the next annual meeting of stockholders is increased by virtue of an increase in the size of the Board of Directors and either all of the nominees for director at the next annual meeting of stockholders or the size of the increased Board of Directors is not publicly announced or disclosed by the Corporation at least one hundred (100) days prior to the first anniversary of the preceding year’s annual meeting, a Stockholder Notice shall also be considered timely hereunder, but only with respect to nominees to stand for election at the next annual meeting as the result of any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive office of the Corporation not later than the close of business on the tenth day following the first day on which all such nominees or the size of the increased Board of Directors shall have been publicly announced or disclosed.

(c)    Except as provided in the immediately following sentence, no matter shall be properly brought before a special meeting of stockholders unless such matter shall have been brought before the meeting pursuant to the Corporation’s notice of such meeting. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any stockholder entitled to vote for the election of such director(s) at such meeting may nominate a person or persons (as the case may be) for election to such position(s) as are specified in the Corporation’s notice of such meeting, but only if the Stockholder Notice required by Section 2.13(b) hereof shall be delivered to the Secretary at the principal executive office of the Corporation not later than the close of business on the tenth day following the first day on which the date of the special meeting and either the names of all nominees proposed by the Board of Directors to be elected at such meeting or the number of directors to be elected shall have been publicly announced or disclosed.

(d)    For purposes of this Section 2.13 and Section 2.15, a matter shall be deemed to have been “publicly announced or disclosed” if such matter is disclosed in a press release reported by the Dow Jones News Service, the Associated Press or a comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission.

(e)    In no event shall the adjournment of an annual meeting or a special meeting, or any announcement thereof, commence a new period for the giving of notice as provided in this Section 2.13. This Section 2.13 shall not apply to (i) any stockholder proposal that is made pursuant to Rule 14a-8 under the Exchange Act or (ii) any nomination of a director in an election in which only the holders of one or more series of Preferred Stock of the Corporation issued pursuant to Article IV of the certificate of incorporation (“Preferred Stock”) are entitled to vote (unless otherwise provided in the terms of such stock).

(f)    The ~~Chairman~~Chair of any meeting of stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall have the power and duty to determine whether notice of nominees and other matters proposed to be brought before a meeting has been duly given in the manner provided in this Section 2.13 and, if not so given, shall direct and declare at the meeting that such nominees and other matters shall not be considered.

2.14    In order that the Corporation may determine the stockholders entitled to notice of, or to vote at, any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to the time for such other action as described above. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of, or to vote at, a meeting of stockholders shall be at the close of business on the day next

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preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of, or to vote at, a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

2.15    (a) Subject to the provisions of this Section 2.15, if expressly requested in the relevant Nomination Notice (as defined below), the Corporation shall include in its proxy statement for any annual meeting of stockholders:

(i)    the names of any person or persons nominated for election (each, a “Nominee”), which shall also be included on the Corporation’s form of proxy and ballot, by any Eligible Holder (as defined below) or group of up to 20 Eligible Holders that has (individually and collectively, in the case of a group) satisfied, as determined by the Board of Directors, all applicable conditions and complied with all applicable procedures set forth in this Section 2.15 (such Eligible Holder or group of Eligible Holders being a “Nominating Stockholder”);

(ii)    disclosure about each Nominee and the Nominating Stockholder required under the rules of the Securities and Exchange Commission or other applicable law to be included in the proxy statement;

(iii)    any statement in support of the Nominee’s (or Nominees’, as applicable) election to the Board of Directors included by the Nominating Stockholder in the Nomination Notice for inclusion in the proxy statement (subject, without limitation, to Section 2.15(e)(ii)), provided that such statement does not exceed 500 words and fully complies with Section 14 of the Exchange Act and the rules and regulations thereunder, including Rule 14a-9 (the “Statement”); and

(iv)    any other information that the Corporation or the Board of Directors determines, in their discretion, to include in the proxy statement relating to the nomination of the Nominee(s), including, without limitation, any statement in opposition to the nomination and any of the information provided pursuant to this Section.

For purposes of this Section 2.15, any determination to be made by the Board of Directors may be made by the Board of Directors, a committee of the Board of Directors or any officer of the Corporation designated by the Board of Directors or a committee of the Board of Directors and any such determination shall be final and binding on the Corporation, any Eligible Holder, any Nominating Stockholder, any Nominee and any other person so long as made in good faith (without any further requirements). The ~~charman~~chair of any annual meeting of stockholders, in addition to making any other determinations that may be appropriate to the conduct of the annual meeting, shall have the power and duty to determine whether a Nominee has been nominated in accordance with the requirements of this Section 2.15 and, if not so nominated, shall direct and declare at the annual meeting that such Nominee shall not be considered.

(b)    Maximum Number of Nominees.

(i)    The Corporation shall not be required to include in the proxy statement for an annual meeting of stockholders more Nominees than that number of directors constituting 20% of the total number of directors of the Corporation on the last day on which a Nomination Notice may be submitted pursuant to this Section 2.15 (rounded down to the nearest whole number, but not less than two) (the “Maximum Number”). The Maximum Number for a particular annual meeting shall be reduced by: (1) the number of Nominees that are subsequently withdrawn or that the Board of Directors itself decides to nominate for election at such annual meeting and (2) the number of incumbent directors who had been Nominees with respect to the preceding annual meeting of stockholders and whose reelection at the upcoming annual meeting is being recommended by the Board of Directors. In the event that one or more vacancies for any reason occurs on the Board of Directors after the deadline for submitting a Nomination Notice as set forth in Section 2.15(d) below but before the date of the annual meeting, and the Board of Directors resolves to reduce the size of the Board of Directors in connection therewith, the Maximum Number shall be calculated based on the number of directors in office as so reduced.

(ii)    If the number of Nominees pursuant to this Section 2.15 for any annual meeting of stockholders exceeds the Maximum Number then, promptly upon notice from the Corporation, each Nominating Stockholder will select one Nominee for inclusion in the proxy statement until the Maximum Number is reached, going in order of the amount (largest to smallest) of the ownership position as disclosed in each Nominating Stockholder’s Nomination Notice, with the process repeated if the Maximum Number is not reached after each Nominating Stockholder has selected one Nominee. If, after the deadline for submitting a Nomination Notice as set forth in Section 2.15(d), a Nominating Stockholder ceases to satisfy the eligibility requirements in this Section 2.15 as determined by the Board of Directors, or withdraws its nomination or a Nominee ceases to satisfy the eligibility requirements in this Section 2.15, as determined by the Board of Directors, or becomes unwilling or unable to serve on the Board of Directors, whether before or after the mailing of the definitive proxy statement, then the nomination shall be disregarded, and the Corporation: (1) shall not be required to include in its proxy statement or on any ballot or form of proxy the disregarded Nominee or any successor or replacement nominee proposed by the Nominating Stockholder or by any other Nominating Stockholder and (2) may otherwise

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communicate to its stockholders, including without limitation by amending or supplementing its proxy statement or ballot or form of proxy, that the Nominee will not be included as a Nominee in the proxy statement or on any ballot or form of proxy and will not be voted on at the annual meeting.

(c)    Eligibility of Nominating Stockholder.

(i)    An “Eligible Holder” is a person who has either (1) been a record holder of the shares of the Corporation’s common stock used to satisfy the eligibility requirements in this Section 2.15(c) continuously for the three-year period specified in subsection (ii) below or (2) provides to the Secretary of the Corporation, within the time period referred to in Section 2.15(d), evidence of continuous ownership of such shares for such three-year period from one or more securities intermediaries in a form that the Board of Directors determines would be deemed acceptable for purposes of a shareholder proposal under Rule 14a-8(b)(2) under the Exchange Act (or any successor rule). Notwithstanding the foregoing, any otherwise Eligible Holder (including each fund and/or beneficial owner whose stock ownership has been counted for the purposes of qualifying as an Eligible Holder) whose Nominee has been elected as a director at an annual meeting will not be eligible to nominate or participate in the nomination of a Nominee for the following two annual meetings other than the nomination of such previously elected Nominee.

(ii)    An Eligible Holder or group of up to 20 Eligible Holders may submit a nomination in accordance with this Section 2.15 only if the person or group (in the aggregate) has continuously owned at least the Minimum Number (as defined below) of shares of the Corporation’s common stock throughout the three-year period preceding and including the date of submission of the Nomination Notice, and continues to own at least the Minimum Number of such shares through the date of the annual meeting. For purposes of qualifying as an Eligible Holder and satisfying the “ownership” requirements of this Section 2.15, two or more funds that are (A) under common management and investment control, (B) under common management and funded primarily by the same employer, or (C) a “group of investment companies,” as such term is defined in Section 12(d)(1)(G)(ii) of the Investment Company Act of 1940, as amended, shall be treated as one stockholder or beneficial owner. For the avoidance of doubt, in the event of a nomination by a group of Eligible Holders, any and all requirements and obligations for an individual Eligible Holder that are set forth in this Section 2.15, including the minimum holding period, shall apply to each member of such group; provided, however, that the Minimum Number shall apply to the ownership of the group in the aggregate. Should any stockholder withdraw from a group of Eligible Holders at any time prior to the annual meeting of stockholders, the group of Eligible Stockholders shall only be deemed to own the shares held by the remaining members of the group.

(iii)    The “Minimum Number” means 3% calculated as of the most recent date for which the total number of outstanding shares of common stock of the Corporation is given in any filing by the Corporation with the Securities and Exchange Commission prior to the submission of the Nomination Notice.

(iv)    For purposes of this Section 2.15, an Eligible Holder “owns” only those outstanding shares of the Corporation as to which the Eligible Holder possesses both:

(A)    the full voting and investment rights pertaining to the shares; and

(B)    the full economic interest in (including the opportunity for profit and risk of loss on) such shares;

provided that the number of shares calculated in accordance with clauses (A) and (B) shall not include any shares: (1) sold by such Eligible Holder or any of its affiliates in any transaction that has not been settled or closed, (2) borrowed by such Eligible Holder or any of its affiliates for any purpose or purchased by such Eligible Holder or any of its affiliates pursuant to an agreement to resell, or (3) subject to any option, warrant, forward contract, swap, contract of sale, other derivative or similar agreement entered into by such Eligible Holder or any of its affiliates, whether any such instrument or agreement is to be settled with shares or with cash based on the notional amount or value of outstanding shares of the Corporation, in any such case which instrument or agreement has, or is intended to have, the purpose or effect of: (x) reducing in any manner, to any extent or at any time in the future, such Eligible Holder’s or any of its affiliates’ full right to vote or direct the voting of any such shares, and/or (y) hedging, offsetting, or altering to any degree, gain or loss arising from the full economic ownership of such shares by such Eligible Holder or any of its affiliates.

An Eligible Holder “owns” shares held in the name of a nominee or other intermediary so long as the Eligible Holder retains the right to instruct how the shares are voted with respect to the election of directors and possesses the full economic interest in the shares. An Eligible Holder’s ownership of shares shall be deemed to continue during any period in which the Eligible Holder has delegated any voting power by means of a proxy, power of attorney, or other similar instrument or arrangement that is revocable at any time by the Eligible Holder. An Eligible Holder’s ownership of shares shall be deemed to continue during any period in which the Eligible Holder has loaned such shares provided that the Eligible Holder has the power to recall such loaned shares on five business days’ notice and has recalled such shares as of the record date with respect to such annual meeting. The terms “owned,” “owning,” “ownership” and other variations of the word “own” shall have correlative meanings. Whether outstanding shares of the Corporation are “owned” for these purposes shall be determined by the Board of Directors.

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(v)    No person shall be permitted to be in more than one group constituting a Nominating Stockholder, and if any person appears as a member of more than one group, it shall be deemed to be a member of the group that has the largest ownership position as reflected in the Nomination Notice.

(d)    Nomination Notice. To nominate a Nominee, the Nominating Stockholder must, no earlier than the close of business 150 calendar days and no later than the close of business 120 calendar days before the anniversary of the date that the Corporation mailed its proxy statement for the prior year’s annual meeting of stockholders, submit to the Secretary of the Corporation at the principal executive office of the Corporation all of the following information and documents (collectively, the “Nomination Notice”); provided, however, that if (and only if) the annual meeting occurs on an Other Meeting Date (as defined in Section 2.13), the Nomination Notice shall be given in the manner provided in this Section 2.15(d) by the later of the close of business on the date that is 120 days prior to such Other Meeting Date or the tenth day following the date such Other Meeting Date is first publicly announced or disclosed:

(i)    A Schedule 14N (or any successor form) relating to the Nominee, completed and filed with the Securities and Exchange Commission by the Nominating Stockholder as applicable, in accordance with the applicable rules;

(ii)    A written notice, in a form deemed satisfactory by the Board of Directors, of the nomination of such Nominee that includes the following additional information, agreements, representations and warranties by the Nominating Stockholder (including, in the case of a group, each group member):

(A)    the information required with respect to the nomination of directors pursuant to Section 2.13 of these Bylaws;

(B)    the details of any relationship that existed within the past three years and that would have been described pursuant to Item 6(e) of Schedule 14N (or any successor item) if it existed on the date of submission of the Schedule 14N;

(C)    a representation and warranty that the Nominating Stockholder did not acquire, and is not holding, securities of the Corporation for the purpose or with the effect of influencing or changing control of the Corporation;

(D)    a representation and warranty that the Nominee’s candidacy or, if elected, membership on the Board of Directors would not violate applicable state or federal law or the rules of the principal national securities exchange on which the Corporation’s securities are traded;

(E)    a representation and warranty that the Nominee:

(1)    does not have any direct or indirect relationship with the Corporation that will cause the Nominee to be deemed not independent pursuant to the Corporation’s Independence Policy of the Board of Directors as most recently published on its website and otherwise qualifies as independent under the rules of the principal national securities exchange on which the Corporation’s shares of common stock are traded;

(2)    meets the audit committee independence requirements under the rules of the principal national securities exchange on which the Corporation’s shares of common stock are traded;

(3)    is a “non-employee director” for the purposes of Rule 16b-3 under the Exchange Act (or any successor rule);

(4)    is an “outside director” for the purposes of Section 162(m) of the Internal Revenue Code (or any successor provision); and

(5)    is not and has not been subject to any event specified in Rule 506(d)(1) of Regulation D (or any successor rule) under the Securities Act of 1933 or Item 401(f) of Regulation S-K (or any successor rule) under the Exchange Act, without reference to whether the event is material to an evaluation of the ability or integrity of the Nominee;

(F)    a representation and warranty that the Nominating Stockholder satisfies the eligibility requirements set forth in Section 2.15(c) and has provided evidence of ownership to the extent required by Section 2.15(c)(i);

(G)    a representation and warranty that the Nominating Stockholder intends to continue to satisfy the eligibility requirements described in Section 2.15(c) through the date of the annual meeting;

(H)    a representation and warranty that the Nominating Stockholder will not engage in a “solicitation” within the meaning of Rule 14a-1(l) (without reference to the exception in Rule 14a-l(l)(2)(iv)) (or any successor rules) under the Exchange Act in support of the election of any individual as a director at the applicable annual meeting, other than its Nominee(s) or any nominee of the Board of Directors;

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(I)    a representation and warranty that the Nominating Stockholder will not use any proxy card other than the Corporation’s proxy card in soliciting stockholders in connection with the election of a Nominee at the annual meeting;

(J)    if desired, the Statement; and

(K)    in the case of a nomination by a group, the designation by all group members of one group member that is authorized to act on behalf of all group members with respect to matters relating to the nomination, including withdrawal of the nomination;

(iii)    An executed agreement, in a form deemed satisfactory by the Board of Directors, pursuant to which the Nominating Stockholder (including each group member) agrees:

(A)    to comply with all applicable laws, rules and regulations in connection with the nomination, solicitation and election of a Nominee;

(B)    to file any written solicitation or other communication with the Corporation’s stockholders relating to one or more of the Corporation’s directors or director nominees or any Nominee with the Securities and Exchange Commission, regardless of whether any such filing is required under any rule or regulation or whether any exemption from filing is available for such materials under any rule or regulation;

(C)    to assume all liability stemming from an action, suit or proceeding concerning any actual or alleged legal or regulatory violation arising out of any communication by the Nominating Stockholder or any of its Nominees with the Corporation, its stockholders or any other person in connection with the nomination or election of directors, including, without limitation, the Nomination Notice;

(D)    to indemnify and hold harmless (jointly with all other group members, in the case of a group member) the Corporation and each of its directors, officers and employees individually against any liability, loss, damages, expenses or other costs (including attorneys’ fees) incurred in connection with any threatened or pending action, suit or proceeding, whether legal, administrative or investigative, against the Corporation or any of its directors, officers or employees arising out of or relating to a failure or alleged failure of the Nominating Stockholder or any of its Nominees to comply with, or any breach or alleged breach of, its respective obligations, agreements or representations under this Section 2.15; and

(E)    in the event that (1) any information included in the Nomination Notice or any other communication by the Nominating Stockholder (including with respect to any group member) with the Corporation, its stockholders or any other person in connection with the nomination or election of a Nominee ceases to be true and accurate in all material respects (or omits a material fact necessary to make the statements made not misleading) or (2) the Nominating Stockholder (including any group member) has failed to continue to satisfy the eligibility requirements described in Section 2.15(c), to promptly (and in any event within 48 hours of discovering such misstatement, omission or failure) notify the Corporation and any other recipient of such communication of (1) the misstatement or omission in such previously provided information and of the information that is required to correct the misstatement or omission or (2) of such failure; and

(iv)    An executed agreement, in a form deemed satisfactory by the Board of Directors, by the Nominee:

(A)    to provide to the Corporation such other information and certifications, including completion of the Corporation’s director questionnaire, as it may reasonably request;

(B)    that the Nominee has read and agrees, if elected, to serve as a member of the Board of Directors, to adhere to the Corporation’s Corporate Governance Guidelines and Global Code of Business Conduct and any other Corporation policies and guidelines applicable to directors; and

(C)    that the Nominee is not and will not become a party to (i) any compensatory, payment or other financial agreement, arrangement or understanding with any person or entity other than the Corporation in connection with service or action as a director of the Corporation that has not been disclosed to the Corporation, (ii) any agreement, arrangement or understanding with any person or entity as to how the Nominee would vote or act on any issue or question as a director (a “Voting Commitment”) that has not been disclosed to the Corporation or (iii) any Voting Commitment that could reasonably be expected to limit or interfere with the Nominee’s ability to comply, if elected as a director of the Corporation, with its fiduciary duties under applicable law.

The information and documents required by this Section 2.15(d) to be provided by the Nominating Stockholder shall be: (i) provided with respect to and executed by each group member, in the case of information applicable to group members; and (ii) provided with

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respect to the persons specified in Instruction 1 to Items 6(c) and (d) of Schedule 14N (or any successor item) in the case of a Nominating Stockholder or group member that is an entity. The Nomination Notice shall be deemed submitted on the date on which all of the information and documents referred to in this Section 2.15(d) (other than such information and documents contemplated to be provided after the date the Nomination Notice is provided) have been delivered to or, if sent by mail, received by the Secretary of the Corporation.

(e)    Exceptions.

(i)    Notwithstanding anything to the contrary contained in this Section 2.15, the Corporation may omit from its proxy statement any Nominee and any information concerning such Nominee (including the Statement) and no vote on such Nominee will occur (notwithstanding that proxies in respect of such vote may have been received by the Corporation), and the Nominating Stockholder may not, after the last day on which a Nomination Notice would be timely, cure in any way any defect preventing the nomination of the Nominee, if:

(A)    the Corporation receives a notice, whether or not subsequently withdrawn, pursuant to Section 2.13 of these Bylaws that a stockholder intends to nominate a candidate for director at the annual meeting;

(B)    the Nominating Stockholder or the designated lead group member, as applicable, or any qualified representative thereof, does not appear at the meeting of stockholders to present the nomination submitted pursuant to this Section 2.15 or the Nominating Stockholder withdraws its nomination;

(C)    the Board of Directors determines that such Nominee’s nomination or election to the Board of Directors would result in the Corporation violating or failing to be in compliance with the Corporation’s bylaws or certificate of incorporation or any applicable law, rule or regulation to which the Corporation is subject, including any rules or regulations of the principal national securities exchange on which the Corporation’s securities are traded;

(D)    the Nominee was nominated for election to the Board of Directors pursuant to this Section 2.15 at one of the Corporation’s two preceding annual meetings of stockholders and either withdrew or became ineligible or received a vote of less than 20% of the shares of common stock entitled to vote for such Nominee;

(E)    the Nominee (1) has been, within the past three years, an officer or director of a competitor, as defined for purposes of Section 8 of the Clayton Antitrust Act of 1914, as amended, or (2) is a U.S. Disqualified Person, as defined in the certificate of incorporation; or

(F)    the Corporation is notified, or the Board of Directors determines, that a Nominating Stockholder has failed to continue to satisfy the eligibility requirements described in Section 2.15(c), any of the representations and warranties made in the Nomination Notice ceases to be true and accurate in all material respects (or omits a material fact necessary to make the statements made not misleading), the Nominee becomes unwilling or unable to serve on the Board of Directors or any material violation or breach occurs of the obligations, agreements, representations or warranties of the Nominating Stockholder or the Nominee under this Section 2.15;

(ii)    Notwithstanding anything to the contrary contained in this Section 2.15, the Corporation may omit from its proxy statement, or may supplement or correct, any information, including all or any portion of the statement in support of the Nominee(s) included in the Nomination Notice, if the Board of Directors determines that:

(A)    such information is not true in all material respects or omits a material statement necessary to make the statements made not misleading;

(B)    such information directly or indirectly impugns the character, integrity or personal reputation of, or directly or indirectly makes charges concerning improper, illegal or immoral conduct or associations, without factual foundation, with respect to, any person; or

(C)    the inclusion of such information in the proxy statement would otherwise violate the federal proxy rules or any other applicable law, rule or regulation.

The Corporation may solicit against, and include in the proxy statement its own statement relating to, any Nominee.

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ARTICLE III - DIRECTORS

3.1    Subject to the immediately following sentence, the number of directors shall be determined exclusively by the Board of Directors from time to time pursuant to a resolution adopted by a majority of the directors then in office. If the holders of any class or classes of stock or series thereof are entitled as such by the certificate of incorporation to elect one or more directors, the preceding sentence shall not apply to such directors and the number of such directors shall be as provided in the terms of such stock and pursuant to the resolution or resolutions authorizing or fixing the terms of such stock. Each director shall be elected by the stockholders at their annual meeting. Each director shall hold office until the next election, and until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. Any director may resign at any time upon written notice or by electronic transmission given to the Board of Directors or to the Chief Executive Officer or the Secretary of the Corporation. Such resignation shall take effect at the time specified therein, and unless otherwise specified therein, no acceptance of such resignation shall be necessary to make it effective. Directors need not be stockholders.

3.2    Any vacancies resulting from death, resignation, disqualification, removal or other cause, and newly created directorships resulting from any increase in the authorized number of directors or from any other cause, may be filled by, and only by, directors then in office, even if less than a quorum, or by the sole remaining director. Whenever the holders of any class or classes of stock or series thereof are entitled, by the certificate of incorporation, to elect one or more directors, vacancies and newly created directorships of such class or classes or series may be filled by, and only by, a majority of the directors elected by such class or classes or series then in office, although less than a quorum, or by the sole remaining director so elected. Any director elected or appointed to fill a vacancy or a newly created directorship shall hold office until his or her successor is duly elected and shall qualify, or until his or her earlier resignation or removal.

3.3    The business of the Corporation shall be managed by or under the direction of its Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the certificate of incorporation or by these bylaws directed or required to be exercised or done by the stockholders.

INDEPENDENCE REQUIREMENTS

3.4    At least a majority of the members of the Board of Directors shall satisfy the independence requirements for directors of the Corporation, as modified and amended by the Board of Directors from time to time. The Chief Executive Officer of the Corporation may be a member of the Board of Directors. The Chief Executive Officer and any other directors who do not satisfy the independence requirements shall be recused from acts of the Board of Directors, whether it is acting as the Board of Directors or as a committee of the Board of Directors, with respect to acts of any committee of the Board of Directors that is required to be comprised solely of directors that satisfy the independence requirements of the Corporation, as modified and amended by the Board of Directors from time to time.

MEETINGS OF THE BOARD OF DIRECTORS

3.5    The Board of Directors of the Corporation may hold meetings, both regular and special, either within or without the State of Delaware.

3.6

(a)    Regular meetings of the Board of Directors may be held at such time and at such place as shall from time to time be determined by the Board of Directors and publicized among all directors, and if so determined and publicized, notice thereof need not be given.

(b)    Special meetings of the Board of Directors may be called by the ~~Chairman~~Chair of the Board, if any, by the lead independent director, if any, by the Chief Executive Officer or by any two directors on notice to each director given either personally or by mail, e-mail or facsimile at least twenty-four hours prior to such meeting, or by mail at least three (3) calendar days prior to such meeting, which notice, with respect to each director, may be waived in writing by such director.

3.7    At each meeting of the Board of Directors, one-half of the total number of directors fixed by resolution of the Board of Directors in accordance with Section 3.1 (including any vacancies) shall constitute a quorum for the transaction of business. The vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board unless the certificate of incorporation or these bylaws shall require a vote of a greater number. In case at any meeting of the Board a quorum shall not be present, the members of the Board present may adjourn the meeting from time to time until a quorum shall be present.

3.8    Meetings of the Board of Directors shall be presided over by the ~~Chairman~~Chair of the Board, if any, or in the absence of the ~~Chairman~~Chair of the Board by the lead independent director, if any, or in the absence of the lead independent director by the Chief

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Executive Officer, or in their absence by a ~~Charman~~Chair chosen at the meeting. The Secretary, or in the absence of the Secretary an Assistant Secretary, shall act as Secretary of the meeting, but in the absence of the Secretary and any Assistant Secretary the ~~Charman~~Chair of the meeting may appoint any person to act as Secretary of the meeting.

3.9    Any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if all of the members of the Board or of such committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or transmission or transmissions are filed with the minutes of the Corporation. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

3.10    Members of the Board of Directors, or of any committee designated by the Board, may participate in a meeting of the Board or of such committee, as the case may be, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

COMMITTEES OF DIRECTORS

3.11    The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member.

Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that require it; but no such committee shall have such power or authority in reference to the following matters: (i) approving or adopting, or recommending to the stockholders, any action or matter expressly required by the Delaware General Corporation Law to be submitted to stockholders for approval; or (ii) adopting, amending or repealing any provision of these bylaws.

3.12    Unless the Board of Directors otherwise provides, each committee designated by the Board may adopt, amend and repeal rules for the conduct of its business. In the absence of a provision by the Board or a provision in the rules of such committee to the contrary, a majority of the entire authorized number of members of such committee shall constitute a quorum for the transaction of business, the vote of a majority of the members present at a meeting at the time of such vote if a quorum is then present shall be the act of such committee, and in other respects each committee shall conduct its business in the same manner as the Board conducts its business pursuant to this Article III of these bylaws.

COMPENSATION OF DIRECTORS

3.13    Unless otherwise restricted by the certificate of incorporation or these bylaws, the Board of Directors or any committee thereof shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director (which amounts may be paid in cash or such other form as the Board or any committee may authorize). No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Stockholders of special or standing committees may be allowed like compensation for attending committee meetings.

CONSIDERATIONS OF THE BOARD OF DIRECTORS

3.14

(a)    In discharging his or her responsibilities as a member of the Board, each director also must, to the fullest extent permitted by applicable law, take into consideration the effect that the Corporation’s actions would have on the ability of:

(1)    the Exchanges to carry out their responsibilities under the Exchange Act; and

(2)    the Exchanges, any entity controlled by the Corporation that is not itself an Exchange but that directly or indirectly controls an Exchange (each such controlling entity, an “Intermediate Holding Company”) and the Corporation (a) to

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engage in conduct that fosters and does not interfere with the ability of the Exchanges, Intermediate Holding Companies and the Corporation to prevent fraudulent and manipulative acts and practices in the securities markets; (b) to promote just and equitable principles of trade in the securities markets; (c) to foster cooperation and coordination with persons engaged in regulating, clearing, settling, processing information with respect to, and facilitating transactions in securities; (d) to remove impediments to and perfect the mechanisms of a free and open market in securities and a U.S. national securities market system; and (e) in general, to protect investors and the public interest.

(b)    In discharging his or her responsibilities as a member of the Board or as an officer or employee of the Corporation, each such director, officer or employee shall (1) comply with the U.S. federal securities laws and the rules and regulations thereunder, (2) cooperate with the SEC and (3) cooperate with each Exchange pursuant to and, to the extent of, its regulatory authority.

(c)    Nothing in this Section 3.14 shall create any duty owed by any director, officer or employee of the Corporation to any Person to consider, or afford any particular weight to, any of the foregoing matters or to limit his or her consideration to the foregoing matters, or by implication be read to apply more broadly than as defined in this Section 3.14. No past or present stockholder, employee, beneficiary, agent, customer, creditor, community or regulatory authority or member thereof or other person or entity shall have any rights against any director, officer, employee or agent of the Corporation or the Corporation under this Section 3.14.

3.15    “Exchange” shall mean a national securities exchange registered under Section 6 of the Exchange Act that is directly or indirectly controlled by the Corporation.

ARTICLE IV - NOTICES

4.1    Whenever any notice is required by law, the certificate of incorporation or these bylaws to be given, a waiver thereof in writing, signed by the person or persons entitled to said notice, or a waiver thereof by electronic transmission by such person, whether given before or after the time stated therein, shall be deemed equivalent thereto. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors or members of a committee of directors need be specified in any written waiver of notice unless so required by the certificate of incorporation or these bylaws. If mailed, notice to stockholders shall be deemed given when deposited in the mail, postage prepaid, directed to the stockholder at the stockholder’s address as it appears on the records of the Corporation. Without limiting the manner by which notices otherwise may be given effectively to stockholders, any notice to stockholders may be given by electronic transmission in the manner provided in Section 232 of the Delaware General Corporation Law.

ARTICLE V - OFFICERS

5.1    The Board of Directors may elect from among its members a ~~Chairman~~Chair of the Board. The Board of Directors may also choose officers of the Corporation, which may include a Chief Executive Officer, a President, a Chief Financial Officer, a Chief Strategic Officer, a Chief Technology Officer, a General Counsel, a Secretary and one or more Senior Vice Presidents and may also choose one or more Vice Presidents, Assistant Secretaries, Treasurers and Assistant Treasurers and such other officers as the Board may deem desirable or appropriate and may give any of them such further designations or alternate titles as it considers desirable. In addition, the Board at any time and from time to time may authorize any officer of the Corporation to appoint one or more officers of the kind described in the immediately preceding sentence (other than any Senior Officers). Any number of offices may be held by the same person and directors may hold any office, unless the certificate of incorporation or these bylaws otherwise provide. For purposes of these bylaws, “Senior Officers” shall mean the Corporation’s Chief Executive Officer, the President, the Chief Financial Officer, the Chief Strategic Officer, the Chief Technology Officer, the General Counsel, the Secretary, any Senior Vice Presidents, and any other officer designated a “Senior Officer” by the Board or the Compensation Committee of the Board from time to time in its sole discretion. For the avoidance of doubt, any employee deemed an officer of the Corporation under Section 16 of the Exchange Act shall be deemed a Senior Officer for purposes of these bylaws.

5.2    The Board of Directors shall choose a Chief Executive Officer and a Secretary. The Secretary shall have the duty to record the proceedings of the meetings of the stockholders, the Board of Directors and any committees in a book to be kept for that purpose.

5.3    The Board of Directors may appoint such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be stated in these bylaws or as shall be determined from time to time by resolution of the Board of Directors and which are not inconsistent with these bylaws and, to the extent not so stated, as generally pertain to their respective offices, subject to the control of the Board.

F-16  INTERCONTINENTAL EXCHANGE  2022 Proxy Statement

EXHIBIT F — FORM OF NINTH AMENDED AND RESTATED BYLAWS OF INTERCONTINENTAL EXCHANGE, INC.

5.4    Unless otherwise provided in the resolution of the Board of Directors electing or authorizing the appointment of any officer, each officer of the Corporation shall hold office until his or her successor is chosen and qualifies or until his or her earlier resignation or removal. Any officer may resign at any time upon written notice to the Board or to the Chief Executive Officer or the Secretary of the Corporation. Such resignation shall take effect at the time specified therein, and unless otherwise specified therein no acceptance of such resignation shall be necessary to make it effective. Any officer may be removed with or without cause at any time by the affirmative vote of a majority of the Board of Directors. Any officer authorized by the Board to appoint a person to hold an office of the Corporation may also remove such person from such office with or without cause at any time, unless otherwise provided in the resolution of the Board providing such authorization. Any such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation, but the election of an officer shall not of itself create contractual rights. Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors.

ARTICLE VI - CERTIFICATE OF STOCK

6.1    The shares of stock in the Corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of the Corporation’s stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate theretofore issued until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board, to the extent, if any, required by applicable law, every holder of stock in the Corporation shall be entitled to have a certificate, signed by, or in the name of the Corporation by the Chief Executive Officer or a Vice President and the Chief Financial Officer or an Assistant Treasurer, the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares of stock registered in certificate form owned by him or her in the Corporation.

If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualification, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided in Section 202 of the Delaware General Corporation Law, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated shares, the Corporation shall send to the registered owner thereof a written notice containing the information required by law to be set forth or stated on certificates or a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated shares and the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

6.2    Any of or all the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

LOST CERTIFICATES

6.3    The Board of Directors may direct a new certificate or certificates or uncertificated shares to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed or such person’s legal representative. When authorizing such issue of a new certificate or certificates or uncertificated shares, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

TRANSFER OF STOCK

6.4    Subject to any applicable restrictions on transfer, upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the Corporation to issue a new certificate or uncertificated shares to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

2022 Proxy Statement  INTERCONTINENTAL EXCHANGE  F-17

EXHIBIT F — FORM OF NINTH AMENDED AND RESTATED BYLAWS OF INTERCONTINENTAL EXCHANGE, INC.

REGISTERED STOCKHOLDERS

6.5    The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Delaware.

ARTICLE VII - JURISDICTION

The Corporation, its directors and officers, and those of its employees whose principal place of business and residence is outside of the United States shall be deemed to irrevocably submit to the jurisdiction of the U.S. federal courts and the SEC for the purposes of any suit, action or proceeding pursuant to the U.S. federal securities laws and the rules and regulations thereunder, commenced or initiated by the SEC arising out of, or relating to, the activities of any Exchange (and shall be deemed to agree that the Corporation may serve as the U.S. agent for purposes of service of process in such suit, action or proceeding), and the Corporation and each such director, officer or employee, in the case of any such director, officer or employee by virtue of his acceptance of any such position, shall be deemed to waive, and agree not to assert by way of motion, as a defense or otherwise in any such suit, action or proceeding, any claims that it or they are not personally subject to the jurisdiction of the SEC, that such suit, action or proceeding is an inconvenient forum or that the venue of such suit, action or proceeding is improper, or that the subject matter thereof may not be enforced in or by such courts or agency.

ARTICLE VIII - CONFIDENTIAL INFORMATION

8.1    To the fullest extent permitted by applicable law, all confidential information that shall come into the possession of the Corporation pertaining to the self-regulatory function of any Exchange, in each case to the extent that such entities continue to be controlled, directly or indirectly, by the Corporation (including but not limited to disciplinary matters, trading data, trading practices and audit information) contained in the books and records of any Exchange (the “Exchange Confidential Information”) shall (x) not be made available to any Persons (other than as provided in Sections 8.2 and 8.3 of these bylaws) other than to those officers, directors, employees and agents of the Corporation that have a reasonable need to know the contents thereof; (y) be retained in confidence by the Corporation and the officers, directors, employees and agents of the Corporation; and (z) not be used for any commercial purposes.

8.2    Notwithstanding Section 8.1 of these bylaws, nothing in these bylaws shall be interpreted so as to limit or impede:

(a)    the rights of the SEC or any Exchange to have access to and examine such Exchange’s Exchange Confidential Information pursuant to the U.S. federal securities laws and the rules and regulations thereunder; or

(b)    the ability of any officers, directors, employees or agents of the Corporation to disclose Exchange Confidential Information to the SEC or an Exchange.

8.3    The Corporation’s books and records shall be subject at all times to inspection and copying by:

(a)    the SEC; and

(b)    any Exchange; provided that such books and records are related to the operation or administration of such Exchange.

8.4    The Corporation’s books and records related to an Exchange shall be maintained within the United States. For so long as the Corporation directly or indirectly controls any Exchange, the books, records, premises, officers, directors and employees of the Corporation shall be deemed to be the books, records, premises, officers, directors and employees of such Exchange for purposes of and subject to oversight pursuant to the Exchange Act.

ARTICLE IX - COMPLIANCE WITH SECURITIES LAWS

9.1    The Corporation shall comply with the U.S. federal securities laws and the rules and regulations thereunder and shall cooperate with the SEC and the Exchanges pursuant to and to the extent of their respective regulatory authority, and shall take reasonable steps necessary to cause its agents to cooperate, with the SEC and, where applicable, an Exchange pursuant to and to the extent of their regulatory authority.

9.2    The Corporation shall take reasonable steps necessary to cause its officers, directors and employees, prior to accepting a position as an officer, director or employee, as applicable, of the Corporation to consent in writing to the applicability to them of Articles VII and VIII and Sections 3.14 and 9.3 of these bylaws, as applicable, with respect to their activities related to any Exchange.

F-18  INTERCONTINENTAL EXCHANGE  2022 Proxy Statement

EXHIBIT F — FORM OF NINTH AMENDED AND RESTATED BYLAWS OF INTERCONTINENTAL EXCHANGE, INC.

9.3    The Corporation, its directors, officers and employees shall give due regard to the preservation of the independence of the self-regulatory function of each Exchange (to the extent of each Exchange’s self-regulatory function) and to its obligations to investors and the general public, and shall not take any actions that would interfere with the effectuation of any decisions by the board of directors or managers of an Exchange relating to their regulatory responsibilities (including enforcement and disciplinary matters) or that would interfere with the ability of the Exchange to carry out its responsibilities under the Exchange Act.

9.4    No stockholder, employee, former employee, beneficiary, customer, creditor, community, regulatory authority or member thereof shall have any rights against the Corporation or any director, officer or employee of the Corporation under this Article IX.

ARTICLE X - GENERAL PROVISIONS

DIVIDENDS

10.1    Dividends upon the capital stock of the Corporation, subject to the provisions of the certificate of incorporation, if any, and applicable law may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property or in shares of capital stock, subject to the provisions of the certificate of incorporation.

10.2    Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purposes as the directors shall think conducive to the interest of the Corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

FISCAL YEAR

10.3    The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

SEAL

10.4    The Board of Directors may adopt a corporate seal having inscribed thereon the name of the Corporation, the year of its organization and the words “Corporate Seal, Delaware.” The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

TIME PERIODS

10.5    In applying any provision of these bylaws that requires that an act be done or not be done a specified number of days prior to any event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded, and the day of the event shall be included.

INDEMNIFICATION

10.6    The Corporation shall, to the fullest extent permitted by law, as those laws may be amended and supplemented from time to time, indemnify any director or Senior Officer made, or threatened to be made, a party to any action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of being a director or Senior Officer of the Corporation or a predecessor corporation or, at the Corporation’s request, a director, officer, partner, member, employee or agent of another corporation or other entity; provided, however, that the Corporation shall indemnify any director or Senior Officer in connection with a proceeding initiated by such person only if such proceeding was authorized in advance by the Board of Directors of the Corporation. The indemnification provided for in this Section 10.6 shall: (i) not be deemed exclusive of any other rights to which those indemnified may be entitled under any bylaw, agreement or vote of stockholders or disinterested directors or otherwise, both as to action in their official capacities and as to action in another capacity while holding such office; (ii) continue as to a person who has ceased to be a director or Senior Officer; and (iii) inure to the benefit of the heirs, executors and administrators of an indemnified person.

Expenses incurred by any such person in defending a civil or criminal action, suit or proceeding by reason of the fact that he is or was a director or Senior Officer of the Corporation (or was serving at the Corporation’s request as a director, officer, partner, member, employee or agent of another corporation or other entity) shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or Senior Officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation as authorized by law. Notwithstanding the foregoing, the Corporation shall not be required to advance such expenses to a person who is a party to an action, suit or proceeding

2022 Proxy Statement  INTERCONTINENTAL EXCHANGE  F-19

EXHIBIT F — FORM OF NINTH AMENDED AND RESTATED BYLAWS OF INTERCONTINENTAL EXCHANGE, INC.

brought by the Corporation and approved by a majority of the Board of Directors of the Corporation that alleges willful misappropriation of corporate assets by such person, disclosure of confidential information in violation of such person’s fiduciary or contractual obligations to the Corporation or any other willful and deliberate breach in bad faith of such person’s duty to the Corporation or its stockholders.

The foregoing provisions of this Section 10.6 shall be deemed to be a contract between the Corporation and each director or Senior Officer who serves in such capacity at any time while this bylaw is in effect, and any repeal or modification thereof shall not affect any rights or obligations then existing with respect to any state of facts then or theretofore existing or any action, suit or proceeding theretofore or thereafter brought based in whole or in part upon any such state of facts. The rights provided to any person by this bylaw shall be enforceable against the Corporation by such person, who shall be presumed to have relied upon it in serving or continuing to serve as a director or officer or in such other capacity as provided above.

The Board of Directors in its discretion shall have power on behalf of the Corporation to indemnify any person, other than a director or Senior Officer, made or threatened to be made a party to any action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that such person, or his or her testator or intestate, is or was an officer, employee or agent of the Corporation or, at the Corporation’s request, is or was serving as a director, officer, partner, member, employee or agent of another corporation or other entity.

To assure indemnification under this Section 10.6 of all directors, officers, employees and agents who are determined by the Corporation or otherwise to be or to have been “fiduciaries” of any employee benefit plan of the Corporation that may exist from time to time, Section 145 of the Delaware General Corporation Law shall, for the purposes of this Section 10.6, be interpreted as follows: an “other enterprise” shall be deemed to include such an employee benefit plan, including without limitation, any plan of the Corporation that is governed by the Act of Congress entitled “Employee Retirement Income Security Act of 1974,” as amended from time to time; the Corporation shall be deemed to have requested a person to serve an employee benefit plan where the performance by such person of his duties to the Corporation also imposes duties on, or otherwise involves services by, such person to the plan or participants or beneficiaries of the plan; excise taxes assessed on a person with respect to an employee benefit plan pursuant to such Act of Congress shall be deemed “fines.”

FORM OF RECORDS

10.7    Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account and minute books, may be kept on, or be in the form of, electronic data storage, media punch cards, magnetic tape, photographs, microphotographs or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect the same.

INTERPRETATION

10.8    Any reference in these bylaws to the Delaware General Corporation Law shall be to the Delaware General Corporation Law as it now exists or as it may hereafter be amended.

ARTICLE XI - AMENDMENTS TO THE BYLAWS

11.1    The Board of Directors may adopt additional bylaws, and may amend or repeal any bylaws, whether or not adopted by them, at any time.

11.2    Stockholders of the Corporation may adopt additional bylaws and may amend or repeal any bylaws; provided that notice of the proposed change was given in the notice of the stockholders meeting at which such action is to be taken, subject to any vote of the holders of any class or series of stock of the Corporation required by law or the Certificate of Incorporation.

11.3    Notwithstanding Sections 11.1 and 11.2, for so long as the Corporation shall control, directly or indirectly, any Exchange, before any amendment or repeal of any provision of these bylaws shall be effective, such amendment or repeal shall either be (i) filed with or filed with and approved by the SEC under Section 19 of the Exchange Act and the rules promulgated thereunder or (ii) submitted to the boards of directors of each Exchange, in each case only to the extent that such entity continues to be controlled directly or indirectly by the Corporation, and if any or all of such boards of directors shall determine that such amendment or repeal must be filed with or filed with and approved by the SEC under Section 19 of the Exchange Act and the rules promulgated thereunder before such amendment or repeal may be effectuated, then such amendment or repeal shall not be effectuated until filed with or filed with and approved by the SEC, as the case may be.

F-20  INTERCONTINENTAL EXCHANGE  2022 Proxy Statement

EXHIBIT G — CERTAIN DEFINITIONS RELATED TO OUR OWNERSHIP AND VOTING LIMITATIONS

“Exchange” means any national securities exchange registered under Section 6 of the Exchange Act that is directly or indirectly controlled by the Company.

“Intermediate Holding Company” means any entity controlled by the Company that is not itself an Exchange but that directly or indirectly controls an Exchange.

“Member” shall mean a Person that is a “member” of an Exchange within the meaning of Section 3(a)(3)(A) of the Exchange Act.

“Person” means any natural person, company, corporation or similar entity, government, or political subdivision, agency, or instrumentality of a government.

“Related Persons” means, with respect to any Person:

1.	any “affiliate” of such Person (as such term is defined in Rule 12b-2 under the Exchange Act);

2.

any other Person(s) with which such first Person has any agreement, arrangement or understanding (whether or not in writing) to act together for the purpose of acquiring, voting, holding or disposing of shares of the stock of the Company;

3.

in the case of a Person that is a company, corporation or similar entity, any executive officer (as defined under Rule 3b-7 under the Exchange Act) or director of such Person and, in the case of a Person that is a partnership or a limited liability company, any general partner, managing member or manager of such Person, as applicable;

4.

in the case of a Person that is a Member, any Person that is associated with such Person (as determined using the definition of “person associated with a member” as defined under Section 3(a)(21) of the Exchange Act);

5.

in the case of a Person that is a natural person and is a Member, any broker or dealer that is also a Member with which such Person is associated (as determined using the definition of “person associated with a member” as defined under Section 3(a)(21) of the Exchange Act);

6.

in the case of a Person that is a natural person, any relative or spouse of such natural Person, or any relative of such spouse who has the same home as such natural Person or who is a director or officer of the Corporation or any of its parents or subsidiaries;

7.

in the case of a Person that is an executive officer (as defined under Rule 3b-7 under the Exchange Act), or a director of a company, corporation or similar entity, such company, corporation or entity, as applicable; and

8.	in the case of a Person that is a general partner, managing member or manager of a partnership or limited liability company, such partnership or limited liability company, as applicable.

2022 Proxy Statement  INTERCONTINENTAL EXCHANGE  G-1

SCAN TO INTERCONTINENTAL EXCHANGE, INC. DVIEW MATERIALS & VOTE w 5660 NEW NORTHSIDE DRIVE THIRD FLOOR ATLANTA, GA 30328 VOTE BY INTERNET Before The Meeting—Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information by 11:59 P.M. Eastern Daylight Time on May 12, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting—Go to www.virtualshareholdermeeting.com/ICE2022 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions by 11:59 P.M. Eastern Daylight Time on May 12, 2022. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. To be valid, your vote by mail must be received by 11:59 P.M. Eastern Daylight Time on May 12, 2022. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D73060-P69090 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY INTERCONTINENTAL EXCHANGE, INC. The Board of Directors recommends you vote FOR Proposals 1, 2, 3, 4, 5, 6 and 7. 1. Election of Directors Nominees: To be elected for terms expiring in 2023: For Against Abstain 1a. Hon. Sharon Y. Bowen For Against Abstain 1b. Shantella E. Cooper 2. To approve, by non-binding vote, the advisory resolution on executive compensation for named executive officers. 1c. Duriya M. Farooqui 3. To approve the Intercontinental Exchange, Inc. 2022 Omnibus Employee Incentive Plan. 1d. The Rt. Hon. the Lord Hague of Richmond 4. To approve the Intercontinental Exchange, Inc. 2022 Omnibus Non-Employee Director Incentive Plan. 5. To approve the adoption of amendments to our current 1e. Mark F. Mulhern Certificate of Incorporation to eliminate supermajority voting provisions. 1f. Thomas E. Noonan 6. To approve the adoption of amendments to our current Certificate of Incorporation to lower the special meeting ownership threshold to 20%. 1g. Caroline L. Silver 7. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. 1h. Jeffrey C. Sprecher The Board of Directors recommends you vote AGAINST Proposal 8. For Against Abstain 1i. Judith A. Sprieser 8. A stockholder proposal regarding special stockholder meeting improvement, if properly presented at the Annual Meeting. 1j. Martha A. Tirinnanzi Note: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof. NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of Annual Meeting and Proxy Statement and Annual Report With Form 10-K are available at www.proxyvote.com. D73061-P69090 Intercontinental Exchange, Inc. Annual Meeting Details: May 13, 2022, 8:30 a.m., Eastern time To be held via webcast at www.virtualshareholdermeeting.com/ICE2022 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INTERCONTINENTAL EXCHANGE, INC. FOR THE 2022 ANNUAL MEETING The undersigned stockholder of Intercontinental Exchange, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement with respect to the Annual Meeting of Stockholders of Intercontinental Exchange, Inc. to be held via webcast only, on Friday, May 13, 2022 at 8:30 a.m., and hereby appoints A. Warren Gardiner, Andrew J. Surdykowski and Octavia N. Spencer and each of them proxies and attorneys-in-fact, each with power of substitution and revocation and each with all powers that the undersigned would possess if properly present, to attend and represent the undersigned at such meeting and any postponements or adjournments of such meeting and to vote all shares of Intercontinental Exchange, Inc. common stock which the undersigned is entitled to vote at such meeting and any postponements or adjournments of such meeting, as set forth on the reverse side, and in their discretion upon any other business that may properly come before the meeting. The undersigned hereby revokes all proxies previously given. The securities that can be voted at the Annual Meeting consist of Intercontinental Exchange, Inc. common stock, par value $0.01 per share. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1, FOR PROPOSAL 2, FOR PROPOSAL 3, FOR PROPOSAL 4, FOR PROPOSAL 5, FOR PROPOSAL 6, FOR PROPOSAL 7, AGAINST PROPOSAL 8 AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY AND ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF. PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE OR VOTE VIA TELEPHONE OR THROUGH THE INTERNET. IMPORTANT TO BE SIGNED AND DATED ON REVERSE SIDE